UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: Registrant is making a filing for 17 of its series, Wells Fargo Advantage Growth Balanced Fund, Wells Fargo Advantage Moderate Balanced Fund, Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, Wells Fargo Advantage Small Company Value Fund, Wells Fargo Advantage Core Bond Fund, Wells Fargo Advantage Inflation-Protected Bond Fund, Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio; Each series has a May 31 fiscal year end.

Date of reporting period: May 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS

Wells Fargo Advantage Equity Gateway Funds

Annual Report

May 31, 2013

■	Wells Fargo Advantage C&B Large Cap Value Fund

■	Wells Fargo Advantage Diversified Equity Fund

■	Wells Fargo Advantage Emerging Growth Fund

■	Wells Fargo Advantage Index Fund

■	Wells Fargo Advantage International Value Fund

■	Wells Fargo Advantage Small Company Growth Fund

■	Wells Fargo Advantage Small Company Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $233 billion in assets under management, as of May 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Equity Gateway Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Major central banks, including the U.S. Federal Reserve Board (Fed) and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies.

For most of the period, U.S. economic data remained moderately positive.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Equity Gateway Funds for the 12-month period that ended May 31, 2013. Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, partially offset by concerns about the possible effects of the ongoing depression in southern European countries on the global financial system. However, continued liquidity by central banks and the lack of a major credit crisis allowed both U.S. and developed foreign stock markets to post double-digit returns for the reporting period.

Central banks continued to provide stimulus.

Major central banks, including the U.S. Federal Reserve Board (Fed) and the European Central Bank (ECB), continued to inject liquidity into the banks and the markets through various quantitative easing policies. Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and the financial system. After its September 2012 meeting, the FOMC announced its intention to keep interest rates low until at least mid-2015 and to make open-ended purchases of $40 billion per month in mortgage-backed securities to support the housing market. However, toward the end of the reporting period, Fed Chairman Ben Bernanke gave testimony to Congress in which he hinted that the FOMC might taper its bond purchases over its next two meetings.

In July 2012, the ECB cut its key rate to a historic low of 0.75%. In addition, the ECB announced in September 2012 that it would purchase an unlimited amount of one- to three-year sovereign debt from countries that had formally applied for a bailout. The ECB’s aggressive actions helped ease investor worries about a eurozone sovereign debt default. Moreover, in mid-March 2013, the governor of the Bank of Japan resigned to allow Shinzo Abe, the recently reelected prime minister, to appoint a new bank governor who announced aggressive monetary policies to attack Japan’s persistent deflation.

The debt crisis in the eurozone remained on center stage but with less impact than before.

Ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets, even as investors worried about a stagnant economy and political gridlock in Italy, as well as the continued fallout from a housing market bust in Spain. Because many eurozone banks owned Greek, Spanish, and Italian debt and many U.S. banks had financial ties to eurozone banks, investors continued to worry that a debt default in southern Europe might result in another financial crisis. However, as central banks continued to provide liquidity, investor worries about the effect of a European sovereign debt default on the global economy eased. When the tiny eurozone nation of Cyprus was forced to implement capital controls and impose losses on uninsured bank depositors in March 2013, global stock markets remained resilient despite short-term volatility.

U.S. and developed foreign market stocks gained on relatively good news.

For most of the period, U.S. economic data remained moderately positive. Reported gross domestic product (GDP) growth came in at a 1.3% annualized rate in the second quarter of 2012, slower than the pace in the first quarter of 2012 but in solidly positive territory. Reported GDP growth reaccelerated to a 3.1% annualized rate in the third quarter of 2012, only to fall back to a 0.4% annualized rate in the fourth quarter of 2012. Many analysts attributed the fourth-quarter

Letter to shareholders (unaudited)	Wells Fargo Advantage Equity Gateway Funds	3

weakness to the temporary aftereffects from Hurricane Sandy, which devastated the Eastern Seaboard in October 2012—a view that was given credence by the rebound in GDP growth to a 2.4% annualized rate in the first quarter of 2013. Even the stubbornly high unemployment rate showed signs of improvement, declining from 8.2% in June 2012 to 7.6% in May 2013. The federal budget sequestration that took effect on March 1, 2013, had the potential to reduce economic growth, but investors paid more attention to economic fundamentals, such as a recovery in the housing market.

The relatively positive outlook for the U.S. economy contributed to a strong domestic stock market for most of the reporting period, with the S&P 500 Index1 gaining 27.28%. Financials stocks led the market on improved housing fundamentals. Developed foreign markets also rallied, in part because of optimism that Japan’s aggressive monetary policies might revive its economy and in part because worst-case scenarios (such as a major European country exiting the euro) failed to materialize. The MSCI EAFE Index2 ended the period with a 27.71% return.

We employ a diverse array of investment strategies, even as many variables are at work in the market.

While the U.S. economy has continued to show signs of a sustainable recovery, the global economic outlook remains uncertain considering stagnant conditions across much of Europe and slower growth in the emerging markets. On a whole, Wells Fargo Advantage Funds represents a set of investments across a range of asset classes and investment styles, offering you an opportunity to create a diversified investment portfolio to meet your longer-term financial needs. While diversification may not prevent losses in a downturn, we believe it helps manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

1.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

2.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

4	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage C&B Large Cap Value Fund1

Investment objective

The Fund seeks maximum long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for master portfolio

Cooke & Bieler, L.P.

Portfolio managers

Daren C. Heitman, CFA

Steve Lyons, CFA

Michael M. Myers, CFA

Edward W. O’Connor, CFA

R. James O’Neil, CFA

Mehul Trivedi, CFA

William Weber, CFA

Average annual total returns2 (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (CBEAX)	7-26-2004	21.35	3.69	6.29	28.82	4.92	6.92	1.30	1.15
Class B (CBEBX)*	7-26-2004	22.82	3.82	6.36	27.82	4.16	6.36	2.05	1.90
Class C (CBECX)	7-26-2004	26.76	4.14	6.14	27.76	4.14	6.14	2.05	1.90
Administrator Class (CBLLX)	7-26-2004	–	–	–	29.09	5.13	7.12	1.14	0.95
Institutional Class (CBLSX)	7-26-2004	–	–	–	29.32	5.40	7.38	0.87	0.70
Investor Class (CBEQX)	5-15-1990	–	–	–	28.68	4.91	6.91	1.36	1.20
Russell 1000® Value Index[5]	–	–	–	–	32.71	4.73	8.02	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	5

Wells Fargo Advantage C&B Large Cap Value Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2013

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Historical performance shown for Class A, Class B, and Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class A, Class B, and Class C shares. Historical performance shown for the Administrator and Institutional Class shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Effective June 20, 2008, Class D was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investment of the master portfolio.

6	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage C&B Large Cap Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended May 31, 2013.

■	The Fund underperformed due to unfavorable stock selection, primarily in the information technology and consumer discretionary sectors.

■	Sector allocation decisions aided relative results as the Fund benefited from an underweight in the utilities sector and an overweight in the consumer discretionary sector.

Ten largest equity holdings[7] (%) as of May 31, 2013
State Street Corporation	4.05
Omnicom Group Incorporated	3.61
JPMorgan Chase & Company	3.50
American Express Company	3.10
Raytheon Company	2.87
3M Company	2.68
Quest Diagnostics Incorporated	2.64
PNC Financial Services Group Incorporated	2.48
Western Union Company	2.46
Illinois Tool Works Incorporated	2.34

Favorable sector allocation partially offset the negative impact of stock selection.

Broad equity benchmarks posted strong double-digit returns for the 12-month period. The stock market advance was not only strong but also broad-based, with returns fairly evenly distributed across economic sectors and industries. Emboldened by the uneventful U.S. government sequestration and signs of economic improvement—including improving conditions in the housing industry—several high profile buyouts, and an ever-accommodative monetary policy, investors firmly embraced equities during the 12-month period.

Against this backdrop, the Fund lagged its benchmark during the period. The aforementioned environment created headwinds for the Fund’s strategy that were compounded by poor stock selection, a painful development given the extent to which our bottom-up process is rooted in stock picking.

Lower-quality stocks played a significant role in the market’s advance. For example, the stocks of homebuilders rallied on clear signs of improvement in the housing industry. As a group, homebuilders are deeply cyclical, owing to their operationally and financially leveraged business models—characteristics we avoid as a rule. The Fund has held homebuilder NVR Incorporated primarily because of its differentiated and dependable business model, but the stock’s 22% total return paled in comparison with the 56% total return for its industry group. A lack of broad exposure to the media industry also detracted; our sole holding in that industry, advertiser Omnicom Group Incorporated, lagged its media peers. We believe the media industry faces daunting long-term challenges and, in our view, the decision to own several media stocks would have been a bet on short-term multiple expansion, not fundamental improvement.

Overall sector positioning contributed to relative performance. Specifically, an underweight to utilities and an overweight to consumer discretionary stocks were major contributors, partially offsetting unfavorable stock selection.

Although we are disappointed with the Fund’s underperformance, we remain confident in our approach and optimistic about the Fund’s holdings. More important, we believe that the recent market performance of the Fund’s holdings generally belies their favorable fundamental prospects. We therefore believe there is latent value in the portfolio.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	7

Wells Fargo Advantage C&B Large Cap Value Fund (continued)

Sector distribution[8] as of May 31, 2013

Contributors during the 12-month period included financial services firm State Street Corporation, diversified financial services company JPMorgan Chase & Company, containers and packaging firm Rock-Tenn Company, and pharmaceutical company Johnson & Johnson. Laggards included insurance property/casualty firm RenaissanceRe Holdings Limited, crude oil producer Devon Energy Corporation, money and transfer and payment servicer Western Union Company, and metal packaging supplier Ball Corporation.

Our bottom-up research-intensive process provided us with opportunities to invest in high-quality investments.

In addition to adding to certain existing holdings, we also initiated positions in diverse businesses, including holding company Berkshire Hathaway Incorporated, motion and control technologies and systems diversified manufacturer Parker Hannifin Corporation, insurance property/casualty company RenaissanceRe Holdings Limited, and health care management services firm UnitedHealth Group Incorporated.

To make room for these positions, we trimmed existing holdings and made the following eliminations: restaurant Darden Restaurants Incorporated, as it had reached our price target; domestic nonhazardous solid waste service provider Republic Services Incorporated, due to consistent disappointment with volume growth; and global provider of supply chain solutions Flextronics International Limited, due to concern over fundamental issues and to make room for a better investment idea.

The U.S. economy is growing but structural issues continue to create headwinds.

The U.S. economy is growing but structural issues, such as deleveraging, stubborn unemployment, and fiscal constraints, create headwinds. The stock market’s strong rally has made valuations more challenging, particularly considering corporate profit margins are at historical highs. Against this backdrop, we expect continuing volatility, which creates both opportunity and risk. We continue to look for financially strong companies with long-run earnings power that we believe are underappreciated by investors with shorter time horizons.

Please see footnotes on page 5.

8	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Diversified Equity Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers for master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Thomas C. Biwer, CFA

Andrew Owen, CFA

Erik Sens, CFA

Average annual total returns (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (NVDAX)	5-2-1996	18.21	2.51	5.99	25.42	3.74	6.62	1.41	1.25
Class B (NVDBX)*	5-6-1996	19.48	2.60	6.06	24.48	2.96	6.06	2.16	2.00
Class C (WFDEX)	10-1-1998	23.50	2.96	5.82	24.50	2.96	5.82	2.16	2.00
Administrator Class (NVDEX)	11-11-1994	–	–	–	25.75	4.00	6.89	1.25	1.00
Diversified Equity Composite Index[4]	–	–	–	–	28.52	4.67	8.17	–	–
S&P 500 Index[5]	–	–	–	–	27.28	5.43	7.58	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	9

Wells Fargo Advantage Diversified Equity Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2013

1.	The Fund is a gateway blended fund that invests all of its assets in two or more master portfolios of the Wells Fargo Master Trust (the “Master Trust”) in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio(s) are included in the cap. Without this cap, the Fund’s returns would have been lower.

4.	Source: Wells Fargo Funds Management, LLC. The Diversified Equity Composite Index is weighted 25% in the Russell 1000® Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 25% in the S&P 500 Index, 25% in the Russell 1000® Growth Index (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 15% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia, and the Far East), and 10% in the Russell 2000® Index (measures the performance of the 2,000 smallest companies in the Russell 3000® Index). You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index and the Diversified Equity Composite Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The MSCI All Country World Index includes large-, mid-, small-, and micro-cap size segments for all developed markets countries in the index together with large-, mid-, and small-cap size segments for the emerging markets countries. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

8.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. You cannot invest directly in an index.

10.	The Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Stock Index is an unmanaged group of securities widely regarded by investors to be representations of the stock markets of Europe, Australasia, and the Far East. You cannot invest directly in an index.

11.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

12.	Sector distribution is subject to change and represents the sector distribution of the master portfolios which is calculated based on total long-term investments of the master portfolios.

10	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Diversified Equity Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund delivered solid positive returns yet underperformed both benchmarks, the Diversified Equity Composite Index and the S&P 500 Index, for the 12-month period that ended May 31, 2013, primarily due to lagging performance by a majority of the underlying portfolios.

■	The Fund invests in a number of underlying portfolios that are diversified across equity styles and geographic regions.

■	Market segments produced strong returns during the period. Large-cap value stocks were the strongest, followed closely by international and small-cap stocks. Large-cap growth stocks lagged.

Global equity markets were strong.

In stark contrast to the previous 12 months, the most recent 12-month period that ended May 31, 2013, was characterized by strong global equity markets and moderate volatility. The MSCI All Country World Index7, the broadest index of global equities, advanced steadily, interrupted only by a relatively modest 6% correction last fall.

However, returns across market segments were not uniform. Ten percentage points separated the returns of the U.S. large-cap value and large-cap growth stock indexes, and six percentage points separated the returns of the U.S. large-cap and small-cap stock indexes. International developed market stocks, by comparison, outpaced U.S. equities by more than four percentage points. Once again, asset allocation played a significant role in determining the performance of diversified global equity funds during the period.

Ten largest equity holdings[8] (%) as of May 31, 2013
Google Incorporated Class A	1.71
Apple Incorporated	1.64
Chevron Corporation	1.32
Johnson & Johnson	0.95
eBay Incorporated	0.90
Exxon Mobil Corporation	0.84
Amazon.com Incorporated	0.76
Citigroup Incorporated	0.75
Bank of America Corporation	0.74
Pfizer Incorporated	0.73

Consistent with continuing lackluster reports on gross domestic product growth and employment, U.S. corporate profit growth stalled, but expectations about future profit growth—which are more important for equity markets—rose substantially over the 12-month period. That, along with the prospect of continued monetary stimulus from the Federal Reserve, pushed the S&P 500 Index to an impressive total return of 27.3%. In a reversal of roles, large-cap value stocks outperformed and large-cap growth stocks lagged. In both segments, the Fund’s underlying portfolios moderately underperformed their style benchmark indexes.

In another role reversal, U.S. small-cap stocks outperformed large-caps over the period. The Fund’s U.S. small-cap portfolios moderately underperformed the

Russell 2000® Index9 as a group. The Fund’s emerging growth portfolio was a notable laggard, as its emphasis on rapidly growing companies was challenged in sectors such as information technology (IT) and consumer discretionary due, in part, to fluctuations in business IT spending and consumer demand for their holdings’ products and services.

Foreign developed market equities overcame the longstanding problems in Europe, as the MSCI EAFE Index10 returned 28.2% for the period. The MSCI Emerging Markets Index11 lagged severely, returning 14.1%. The Fund’s underlying international portfolios, as a group, moderately underperformed their benchmarks, and the international growth portfolio, again, was the sole outperformer.

Changes were made in the Fund’s composition.

In a move to streamline the array of master portfolios, four of the Fund’s underlying portfolios were merged into other master portfolios in April 2013 as follows: Wells Fargo Advantage Equity Value Portfolio into Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Cap Value Portfolio into Wells Fargo Advantage Small Company Value Portfolio, Wells Fargo Advantage International Equity Portfolio into Wells Fargo Advantage International Value Portfolio, and Wells Fargo Advantage International Index Portfolio into Wells Fargo Advantage International Growth Portfolio.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	11

Wells Fargo Advantage Diversified Equity Fund (continued)

The Fund’s overall asset allocation remains 25% in U.S. large-cap value portfolios, 25% in U.S. large-cap blend, 25% in U.S. large-cap growth, 10% in U.S. small cap, and 15% in international portfolios.

Sector distribution[12] as of May 31, 2013

Equities offer better value than bonds.

In recent months, investors have begun to return to equity funds, recognizing that the price to be paid for the relatively lower volatility of bond funds may be too high. Some observers have declared an end to the three-decade-long bull market in bonds. Whether that’s true or not, we believe yields at these low levels are unrewarding, and the risk of capital loss in bonds is elevated.

In contrast, global equities—especially those of companies that we believe to be of high-quality—offer better investment value in spite of their gains over the past year. In the U.S., for example, the current earnings yields on equities exceed the yields on both government and corporate bonds by margins that have not been seen consistently since the late 1970s.

Please see footnotes on page 9.

12	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Emerging Growth Fund1

The Fund is closed to new investors2.

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for master portfolio

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA, CPA

Thomas C. Ognar, CFA

Bruce C. Olson, CFA

Average annual total returns3 (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[4] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[5]
Class A (WEMAX)	3-31-2008	13.00	6.38	5.62	19.89	7.64	6.61	1.42	1.37
Class C (WEMCX)	3-31-2008	18.09	6.85	5.84	19.09	6.85	5.84	2.17	2.12
Administrator Class (WFGDX)	1-31-2007	–	–	–	20.19	7.88	6.87	1.26	1.20
Institutional Class (WEMIX)	3-31-2008	–	–	–	20.52	8.18	7.10	0.99	0.90
Investor Class (WFGTX)	1-31-2007	–	–	–	19.89	7.62	6.59	1.48	1.43
Russell 2000® Growth Index[6]	–	–	–	–	30.86	7.69	6.32	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	13

Wells Fargo Advantage Emerging Growth Fund (continued)

Growth of $10,000 investment[7] as of May 31, 2013

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Please see the Fund’s current Statement of Additional Information for further details.

3.	Historical performance shown for Class A shares prior to their inception reflects the performance of the Investor Class shares, and includes the higher expenses applicable to the Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

4.	Reflects the expense ratios as stated in the most recent prospectuses.

5.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

6.	The Russell 2000® Growth Index measures the performance of those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

7.	The chart compares the performance of Class A shares since inception with the Russell 2000® Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

8.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investment of the master portfolio.

14	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Emerging Growth Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended May 31, 2013.

■	In the midst of macroeconomic and political uncertainty, our team continued to focus on identifying companies with robust, sustainable, and underappreciated growth potential. However, at times, investors were more focused on the effects of central bank action and potential outcomes within the political and macroeconomic landscape. This created a challenging environment for our disciplined focus on rapidly growing companies to consistently generate outperformance.

■	As a result of these dynamics in the marketplace, the majority of the Fund’s underperformance occurred during the periods when our style of growth investing was out of favor.

■	The Fund’s relative performance was also inhibited by stock selection, primarily in information technology (IT), health care, and consumer discretionary.

Negative headlines contrasted by positive returns in the equity markets

Despite the series of negative headlines, which included events such as the recession in Europe, fear of slower economic growth in China, the Supreme Court ruling on the Patient Protection and Affordable Care Act, Hurricane Sandy, the onset of the sequester, and a resolution to key elements of the highly publicized fiscal cliff, the equity markets responded with buoyancy as the broad-based Russell indexes produced strong returns over the preceding 12 months. The Federal Reserve’s monetary policy of continued quantitative easing has fueled resurgence in the U.S. housing market and has had a gradual but positive effect on the unemployment rate.

Ten largest equity holdings[8] (%) as of May 31, 2013
Financial Engines Incorporated	2.99
Shutterfly Incorporated	2.68
Akorn Incorporated	2.49
On Assignment Incorporated	2.40
Endologix Incorporated	2.36
Ixia	2.06
Genesee & Wyoming Incorporated	2.04
SPS Commerce Incorporated	2.03
IMAX Corporation	1.88
Sourcefire Incorporated	1.87

Contributors and detractors during the period

The most significant weakness came from the IT sector, particularly from software holdings and internet software & services holdings. Investor fear of a dramatic slowing in global IT demand amid an uncertain economy was a general theme for underperformance from select IT holdings, and we sold some of our largest detractors, such as Brightcove Incorporated and Allot Communications Limited. However, we continue to have a positive outlook on software firm Fortinet Incorporated, based on its innovative product solutions and success in garnering market share in the enterprise security software market.

Underperformance in the health care sector was partly attributable to our underweight in biotechnology.

Although many of the biotech companies within the index generated impressive price appreciation during the period, many of the companies within the space do not generate earnings nor do they have identifiable revenue streams. Our focus on pure growth requires an understanding of a path to profitability. As a result, many of these types of firms do not meet our discipline of robust and sustainable growth.

We achieved positive results from a variety of areas in our portfolio, such as several individual holdings in the industrials sector. For example, rail firm Genesee & Wyoming Incorporated and staffing firm On Assignment Incorporated benefited from strong, secular tailwinds and sound business execution. Within the financial sector, capital markets firm Financial Engines Incorporated successfully grew its asset base and expanded its product offerings.

Please see footnotes on page 13.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	15

Wells Fargo Advantage Emerging Growth Fund (continued)

Sector distribution[9] as of May 31, 2013

Stylistic headwinds

One factor that has been a headwind for our portfolio over the past 12 months is the style partiality toward defensive companies with higher dividend yields instead of companies with higher longer-term growth rates. In our view, it appears many investors shifted out of low-yielding fixed-income vehicles in exchange for dividend-producing equities. Consequently, many secular growth companies have underperformed despite generating good revenue and earnings growth. The result is that companies that pay higher dividend yields have been rewarded, even if their revenue and earnings-per-share growth prospects are less than inspiring.

Outlook

Based on our strategy’s compelling relative performance over multiple market cycles and the extensive experience of our investment team, we remain confident in our ability to recover from these inflection points and reward shareholders with a longer-term investment horizon. We have a constructive outlook on the market and the portfolio holdings. Over the past few years, the economy exhibited decelerating growth as we entered the spring and summer seasons. However, we are encouraged by evidence of sustainable momentum with notable improvements in the labor and housing markets and the potential for increased business spending. The portfolio continues to be invested in companies with what we believe are reasonable valuations and solid prospects for organic growth over the next three to five years.

Please see footnotes on page 13.

16	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Index Fund1

Investment objective

The Fund seeks to replicate the total return of S&P 500 Index, before fees and expenses.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for master portfolio

Golden Capital Management, LLC

Portfolio managers

John R. Campbell, CFA

Justin Carr, CFA

David Neal, CFA

Average annual total returns2 (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFILX)*	11-4-1998	19.35	3.69	6.38	26.63	4.92	7.02	0.69	0.56
Class B (WFIMX)*	11-3-1998	20.66	3.83	6.45	25.66	4.13	6.45	1.44	1.31
Class C (WFINX)*	4-30-1999	24.67	4.13	6.21	25.67	4.13	6.21	1.44	1.31
Administrator Class (WFIOX)	2-14-1985	–	–	–	27.02	5.22	7.30	0.38	0.25
Investor Class (WFIRX)	7-16-2010	–	–	–	26.77	4.97	7.07	0.75	0.45
S&P 500 Index[5]	–	–	–	–	27.28	5.43	7.58	–	–
*	Class A, B, and C are closed to new investors.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	17

Wells Fargo Advantage Index Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2013

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Historical performance shown for the Investor Class shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to the Investor Class shares. Historical performance shown for all classes of the Fund prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Equity Index Fund.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investment of the master portfolio.

18	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Index Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended May 31, 2013.

■	The S&P 500 Index rose in 11 of the 12 months in the reporting period, and all 10 Global Industry Classification Standard (GICS) sectors ended the period with positive returns.

■	Financials was the highest-returning sector and the greatest contributor to returns. Utilities was the weakest-returning sector and the least contributor to returns.

Ten largest equity holdings[7] (%) as of May 31, 2013
Apple Incorporated	2.81
Exxon Mobil Corporation	2.70
Microsoft Corporation	1.75
General Electric Company	1.61
Chevron Corporation	1.59
Johnson & Johnson	1.57
Google Incorporated Class A	1.55
International Business Machines Corporation	1.45
Procter & Gamble Company	1.40
JPMorgan Chase & Company	1.39

The Fund slightly trailed its benchmark for the 12-month period.

While the Fund’s objective is to approximate the performance of its benchmark, the S&P 500 Index (before fees and expenses), the Fund, net of fees, underperformed the index during the reporting period. The portfolio management team uses an investment process designed to control trading and implementation costs and reduce tracking error to the benchmark as much as possible. As a result, the Fund’s performance should closely align with that of the index. The management team periodically rebalances the portfolio in order to reflect the ongoing changes in index constituents and index weights.

The S&P 500 Index rose in 11 months of the 12-month reporting period and ended the period with a gain. All 10 GICS economic sectors posted positive returns as the U.S. stock market benefited from steady growth in the economy, abundant liquidity from the U.S. Federal Reserve (Fed), growth in corporate profits, and the absence of any large exogenous shocks. U.S. gross domestic product (GDP) increased at a rate of approximately 2% over the period, with notable strength in the housing and automotive sectors and continued improvement in the job market. The Fed continued its extraordinary measures by expanding the scope of its quantitative easing program. U.S. corporations were able to generate healthy profits despite weak growth in revenues as they benefited from the low interest-rate environment and contained labor costs. Additionally, many of the potential economic shocks failed to materialize. For example, the European sovereign debt crisis stabilized, the U.S. fiscal cliff was avoided, and China’s economy did not experience a hard landing of dramatically slower growth. All of these factors contributed to investors’ willingness to increase risk exposure, and U.S. equities were a prime beneficiary.

Please see footnotes on page 17.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	19

Wells Fargo Advantage Index Fund (continued)

Sector distribution[8] as of May 31, 2013

The financials, health care, and consumer discretionary sectors were the strongest performers during the period. Diversified financial services was one of the strongest industries as companies such as JPMorgan Chase & Company, Citigroup Incorporated, and Bank of America Corporation led it to a 76% return over the period. Within the health care sector, the pharmaceuticals and biotechnology industries also posted strong returns, with leaders including pharmaceutical giants Johnson & Johnson and Pfizer Incorporated as well as smaller biopharmaceutical companies such as Gilead Sciences Incorporated. The media and retailing industry groups led the consumer discretionary sector as cable company Comcast Corporation, family entertainment giant Walt Disney Company, and home improvement retailer Home Depot Incorporated were among the top contributors.

Utilities, information technology (IT), and telecommunication services were the weakest-performing sectors in the period, although each sector ended the period with gains. After benefiting from demand for high-dividend yield from late 2012 through the first few months of 2013, utilities stocks suffered declines late in the reporting period that wiped out much of their earlier gains. In IT, Apple Incorporated, the largest constituent in the index by market capitalization, led the computer and peripherals industry lower. Semiconductor manufacturer Intel Corporation was another notable detractor within the IT sector. In the telecommunication services sector, CenturyTel Incorporated and Windstream Corporation declined during the period. The largest company in the sector, AT&T Incorporated, posted a positive return but lagged well behind the S&P 500 Index.

Please see footnotes on page 17.

20	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage International Value Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for master portfolio

LSV Asset Management

Portfolio managers

Josef Lakonishok

Puneed Mansharamani, CFA

Menno Vermeulen, CFA

Average annual total returns2 (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[4]
Class A (WFFAX)	10-31-2003	21.19	(3.64)	4.96	28.58	(2.49)	5.61	1.52	1.50
Class B (WFVBX)*	4-8-2005	22.69	(3.70)	5.02	27.69	(3.24)	5.02	2.27	2.25
Class C (WFVCX)	4-8-2005	26.67	(3.24)	4.80	27.67	(3.24)	4.80	2.27	2.25
Administrator Class (WFVDX)	4-8-2005	–	–	–	28.90	(2.28)	5.80	1.36	1.25
Institutional Class (WFVIX)	8-31-2006	–	–	–	29.20	(2.09)	5.95	1.09	1.05
MSCI EAFE Value Index (Net)[5]	–	–	–	–	34.05	(2.11)	6.69	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	21

Wells Fargo Advantage International Value Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2013

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Historical performance shown for Class B and Class C shares prior to their inception reflects the performance of Class A shares, adjusted to reflect the higher expenses applicable to Class B and C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Class A shares, and includes the higher expenses applicable to the Class A shares. If these expenses had not been included, returns would be higher.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Morgan Stanley Capital International Europe, Australasia, and Far East Value Index (Net) (MSCI EAFE Value Index (Net)) is an unmanaged market capitalization index designed to measure the performance of value securities within developed equity markets, excluding the United States & Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares since inception with the MSCI EAFE Value Index (Net). The chart assumes a hypothetical $10,000 investment of in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	The Morgan Stanley Capital International Emerging Markets (MSCI Emerging Markets) Index is a free float-adjusted market capitalization index designed to measure the equity market performance in the global emerging markets. The index is currently composed of 21 emerging markets country indexes. You cannot invest directly in an index.

9.	The MSCI Japan Index is a free-float adjusted market capitalization weighted index that is designed to track the equity market performance of Japanese securities listed on Tokyo Stock Exchange, Osaka Stock Exchange, JASDAQ and Nagoya Stock Exchange.

10.	The Morgan Stanley Capital International Europe, Australasia, and Far East Growth (MSCI EAFE Growth) Index is an unmanaged market capitalization index designed to measure the performance of growth securities within developed equity markets, excluding the United States and Canada. You cannot invest directly in an index.

11.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investment of the master portfolio.

22	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage International Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the MSCI EAFE Value Index (Net), for the 12-month period that ended May 31, 2013.

■	Value stocks led growth stocks in the period, which aided performance given our deep value bias. However, this effect was offset by our underweight in financials stocks, which led the market, and our exposure to emerging markets, which lagged.

■	The most significant changes in sector exposures during the period were an increase in the Fund’s weight in financials and consumer discretionary stocks and a decrease in health care stocks. Even though we increased the weight in financials, the Fund remains underweight relative to the MSCI EAFE Value Index (Net). The Fund is overweight in industrials, consumer discretionary, and consumer staples stocks relative to the benchmark.

Ten largest equity holdings[7] (%) as of May 31, 2013
Royal Dutch Shell plc Class B	2.15
AstraZeneca plc	1.70
Sanofi-Aventis SA	1.55
Vodafone Group plc	1.34
Allianz AG	1.30
Credit Suisse Group AG	1.29
KDDI Corporation	1.28
Roche Holdings AG	1.24
BT Group plc	1.21
BP plc	1.17

The Fund lagged the benchmark during a strong period for international markets.

Developed international equity markets rallied during the period, with the MSCI EAFE Value Index (Net) returning 34.05% in U.S. dollar terms and posting positive results in 10 of the past 12 months. Emerging markets equities lagged, with the MSCI Emerging Markets Index8 returning just 14.1% over the past 12 months. Central bank action seemed to be the dominant factor driving equity markets in the period, with the U.S. Federal Reserve (Fed) and the European Central Bank (ECB) continuing to pursue accommodative monetary policies. Early in the period, the ECB announced a rate cut and pledged to do whatever was necessary to support the euro. At about the same time, the Fed announced another round of quantitative easing. These moves seemed to bolster investors’ appetite for global equities. Midway through the period, Japan announced an aggressive monetary easing policy in an attempt to boost growth and fight deflation. According to the MSCI Japan Index9, the Japanese market advanced 59.25% in local terms but just 26.32% in U.S. dollar terms as a result of yen weakness.

Value stocks rebounded in the period, leading growth stocks by nearly 5% (as judged by the difference between the MSCI EAFE Value Index (Net) and the MSCI EAFE Growth Index10). The rally in value-oriented stocks helped given our deep value discipline. The Fund further benefited from strong stock selection in the telecommunication services sector. However, our exposure to emerging markets and underweight in financials relative to the MSCI EAFE Value Index (Net) had a negative impact on results. Stock selection in the industrials and health care sectors also detracted.

Top-contributing stocks included SK Telecom Company Limited and BT Group plc in the telecommunication services sector, KBC Groep NV and Credit Agricole SA in the financials sector, and Roche Holdings AG in health care. Laggards included H. Lundbeck A/S and Teva Pharmaceutical Industries Limited in health care and Lonking Holdings Limited and Cabcharge Australia Limited in industrials.

Please see footnotes on page 21.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	23

Wells Fargo Advantage International Value Fund (continued)

Sector distribution[11] as of May 31, 2013

The most significant change in the Fund’s sector exposures over the past 12 months was in the financials sector.

The most significant changes in sector exposures during the period were an increase in the Fund’s allocation to financials and consumer discretionary stocks and a decrease in health care. While we increased the financials weight, the Fund remains underweight in financials relative to the benchmark. The Fund is also underweight in utilities. The Fund is overweight in industrials, consumer discretionary, and consumer staples stocks relative to the MSCI EAFE Value Index (Net). At the end of the reporting period, the Fund’s emerging markets exposure stood at 14% of the portfolio.

We believe that the Fund remains attractive from a valuation standpoint.

Even though the Fund posted double-digit returns over the past 12 months, in our view the portfolio remains attractively positioned from a valuation standpoint. As of the end of the reporting period, the stocks within the Fund were trading at an average price of approximately 10.5 times forecasted earnings per share and less than six times cash flow per share. Defensive stocks have been bid up to lofty multiples as investors sought dividend-paying and lower-beta stocks, and we believe these stocks now appear expensive. We continue to focus on valuations and on holding a diversified portfolio of companies that generate strong cash flow and solid earnings while trading at attractive multiples.

Please see footnotes on page 21.

24	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Small Company Growth Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for master portfolio

Peregrine Capital Management, Inc.

Portfolio managers

William A. Grierson, CFA

Daniel J. Hagen, CFA

Robert B. Mersky, CFA

James P. Ross, CFA

Paul E. von Kuster, CFA

Average annual total returns2 (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFSAX)	1-30-2004	23.04	8.79	8.78	30.55	10.09	9.42	1.45	1.45
Class B (WFSBX)*	1-30-2004	24.57	8.98	8.86	29.57	9.26	8.86	2.20	2.20
Class C (WSMCX)	1-30-2004	28.56	9.29	8.69	29.56	9.29	8.69	2.20	2.20
Administrator Class (NVSCX)	11-11-1994	–	–	–	30.89	10.38	9.70	1.29	1.20
Institutional Class (WSCGX)	3-31-2008	–	–	–	31.25	10.64	9.83	1.02	0.95
Russell 2000® Growth Index[5]	–	–	–	–	30.86	7.69	9.90	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 25.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	25

Wells Fargo Advantage Small Company Growth Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2013

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Historical performance shown for Class A, Class B, and Class C shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class A, Class B, and Class C shares. Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Russell 2000® Growth Index measures the performance shown of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000 Growth Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investment of the master portfolio.

26	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Small Company Growth Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund’s Class A shares slightly underperformed its benchmark, the Russell 2000® Growth Index, for the 12-month period that ended May 31, 2013.

■	Strong stock selection in the consumer discretionary and health care sectors was offset by weakness from stock selection in information technology (IT).

■	Renewed enthusiasm surrounding equities, prompted by continued signs of economic stabilization and diminishing returns in bond markets, drove the Russell 2000 Growth Index to all-time highs in the past year. The Fund’s positioning in fast-growing companies trading at attractive valuations drove strong returns during the 12-month period.

Stock enthusiasm abounded.

The European growth scare that was seen as the driving market factor in the U.S. for nearly three years running gave way to a more domestic-minded market during summer 2012. Following a listless, euro-headline-driven tape, increasing focus was placed on the U.S. Federal Reserve (Fed) at its annual Jackson Hole meeting in August 2012, with hopes of additional monetary easing. While hopes of additional easing were thwarted, the Fed reaffirmed its commitment to an accommodative economic stance.

Election 2012 brought with it the usual host of political-driven uncertainties. During much of the fall, markets traded on sentiment polls and sound bites from political candidates. When the outcome was known, markets were reassured of the political environment and resumed an upward trajectory, which has continued for most of the past six months. This has been augmented by further improvements in the economic backdrop seen in employment, housing, and other data. Increased commitment to monetary easing seen in other economies, like Japan, also drove the U.S. equity market to new highs in 2013.

Return dynamics seen in the Russell 2000 Growth Index have tended to favor lower-quality, smaller companies, especially in recent rallies. The Fund has continued to perform well during these time frames while adhering to its core discipline of buying companies which we believe have strong growth prospects at reasonable valuations.

Ten largest equity holdings[7] (%) as of May 31, 2013
Hanesbrands Incorporated	1.73
On Assignment Incorporated	1.37
Omnicell Incorporated	1.30
SS&C Technologies Holdings	1.29
Evercore Partners Incorporated Class A	1.21
Wabash National Corporation	1.20
DexCom Incorporated	1.18
Cadence Design Systems Incorporated	1.18
Rosetta Resources Incorporated	1.17
Argo Group International Holdings Limited	1.16

High-level fund positioning did not change significantly during the period.

We endeavor to build a portfolio of great small-cap growth stocks capable of delivering strong earnings gains in a variety of economic environments, based on company-specific growth drivers. Alnylam Pharmaceuticals Incorporated, a biopharmaceutical company focused on the development of novel RNA interference therapeutics for the treatment of genetically-linked diseases with high unmet needs, was the top contributor to performance for the year. The company significantly de-risked its development pipeline throughout the year by releasing clinical data on key programs showing strong efficacy. These prompted partnering agreements with several large pharmaceutical companies that drove the stock’s price to new highs. Capital Senior Living Corporation, owner and operator of senior independent living and skilled nursing facilities, was also a top contributor to returns. Benefiting from a shortage of skilled nursing facilities and a strong balance sheet, the company successfully executed several meaningful acquisitions, driving strong earnings accretion.

Please see footnotes on page 25.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	27

Wells Fargo Advantage Small Company Growth Fund (continued)

Examples of stocks detracting from performance were Midstates Petroleum Company Incorporated, which suffered from a reversal of a previously favorable lawsuit ruling; Gentex Corporation, where adoption of key next-generation products failed to materialize; and Envivio Incorporated, where a significant change in end-market demand caused an investment thesis violation.

Sector distribution[8] as of May 31, 2013

At the end of the period, the Fund’s most notable overweight sector allocations (relative to the benchmark) included IT, financials, and materials, while consumer staples, consumer discretionary, and health care were underweight sector exposures. All portfolio positioning within sectors is a result of our bottom-up process, which is focused on identifying companies we feel have above-average earnings growth potential and attractive valuations.

We remained focused on consistent implementation of our disciplined process.

Our team has employed the same bottom-up style for more than 30 years. We believe the combination of our disciplined investment process and experienced team are the keys to the success of this investment style over time.

Looking ahead, we are focused on identifying great growth companies with under appreciated opportunities relative to their valuations. These stocks, when evaluated using our disciplined approach, often are ultimately rewarded by the marketplace, leading to outperformance and adding value to the Fund.

Please see footnotes on page 25.

28	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Small Company Value Fund1

Investment objective

The Fund seeks long-term capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for master portfolio

Peregrine Capital Management, Inc.

Portfolio managers

Jason R. Ballsrud, CFA

Tasso H. Coin, Jr., CFA

Douglas G. Pugh, CFA

Average annual total returns2 (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (SCVAX)	1-31-2002	22.37	7.18	8.76	29.84	8.46	9.41	1.50	1.45
Class B (SCVBX)*	1-31-2002	23.91	7.39	8.86	28.91	7.68	8.86	2.25	2.20
Class C (SCVFX)	8-30-2002	27.95	7.71	8.62	28.95	7.71	8.62	2.25	2.20
Administrator Class (SCVIX)	1-31-2002	–	–	–	30.21	8.77	9.71	1.34	1.20
Institutional Class (SCVNX)	7-30-2010	–	–	–	30.54	8.90	9.77	1.07	1.00
Russell 2000® Value Index[5]	–	–	–	–	31.31	6.51	9.53	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. You should not expect that such favorable returns can be consistently achieved. A Fund’s performance, especially for very short time periods, should not be the sole factor in making your investment decision.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 29.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	29

Wells Fargo Advantage Small Company Value Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2013

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares and includes the higher expenses applicable to the Administrator Class shares. If these expenses had not been included, returns would be higher.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Russell 2000® Value Index measures the performance of those Russell 2000® companies with lower price-to- book ratios and lower forecasted growth values. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2000® Value Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

7.	The ten largest equity holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Sector distribution is subject to change and represents the sector distribution of the master portfolio which is calculated based on total long-term investment of the master portfolio.

30	Wells Fargo Advantage Equity Gateway Funds	Performance highlights (unaudited)

Wells Fargo Advantage Small Company Value Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund moderately underperformed its benchmark, the Russell 2000® Value Index, for the 12-month period that ended May 31, 2013.

■	The Fund was able to generate competitive returns in a strong market due to favorable stock selection. Performance was driven by strong results in the financials and health care sectors.

■	The Fund’s main detractor by sector was its allocation to the heavily cyclical materials sector. The portfolio’s materials positions lagged in part because of adverse stock selection in the metals and mining and chemicals industries.

Ten largest equity holdings[7] (%) as of May 31, 2013
Western Alliance Bancorp	1.58
Employers Holdings Incorporated	1.52
Photronics Incorporated	1.38
American Axle & Manufacturing Holdings Incorporated	1.38
Home Bancshares Incorporated	1.32
Kulicke & Soffa Industries Incorporated	1.30
Zumiez Incorporated	1.30
CNO Financial Group Incorporated	1.28
Sanmina Corporation	1.25
Asbury Automotive Group Incorporated	1.24

Small-cap stocks led the market as investors sought to add risk in search of superior stock returns and greater exposure to the recovering economy.

Small-cap stocks rallied strongly over the past 12 months as investors’ fears of macroeconomic issues seemed to abate and low equity valuations appeared to present an attractive buying opportunity. The stock sell-off after the U.S. November elections was short-lived as investors looked past issues that included possible tax increases and failed budget negotiations to fundamentally strong corporate results and a recovery in the housing market. Although the Fund modestly underperformed the benchmark, it was able to post competitive returns despite the market’s breakneck pace in the last six months of the reporting period.

Key drivers of the Fund’s performance came from favorable stock selection. We were assisted by mergers and acquisition (M&A) activity, because stocks are often acquired at a premium to their most recent market price before the M&A announcement. Favorable stock selection in the financials sector also aided the Fund’s results relative to the benchmark. The financials sector, which is the largest sector in both the benchmark and our portfolio, displayed stock market strength not seen for many years. As a result of recapitalizations and an earnings recovery, banks are now able to increase both dividend payouts and share buybacks, aiding their stock prices. The Fund also benefited from favorable stock selection in the health care and utilities sectors.

The main detractors for the period were holdings in the materials and telecommunication services sectors. Within the materials sector, the Funds’ positions in steel and steel-related producers and in specialty chemical companies were not able to keep up with the benchmark’s holdings as higher-growth and more-expensive materials companies outperformed. In telecommunication services, the primary detractor was Iridium Communications Incorporated, a global satellite communications company, whose stock declined as the company’s earnings and revenues came in below analyst estimates.

Please see footnotes on page 29.

Performance highlights (unaudited)	Wells Fargo Advantage Equity Gateway Funds	31

Wells Fargo Advantage Small Company Value Fund (continued)

Sector distribution[8] as of May 31, 2013

Portfolio turnover was primarily driven by profit-taking.

Changes to the Fund’s portfolio were consistent with our strict value-oriented investment process. Following our sell discipline, we sold stocks that had reached our estimates of fair value relative to their peer groups. M&A activity also drove turnover as holdings that were targets of corporate activity were sold to the acquiring companies.

During the period, we added 38 new positions from different sectors. The number of Fund holdings continued to range between 90 and 110 at any given time, with all of our holdings possessing strong value characteristics.

We remain confident in our deep-value investment philosophy and believe that the Fund is well positioned to benefit from a market environment in which stock selection drives performance.

We believe that while stock valuations may be higher, they remain well within their historical range and are still attractive.

We are focused on finding those value names that may have been overlooked in the current rally even as we are mindful to take profits and sell those positions that in our opinion have achieved a fair valuation. It is our belief that this tactical approach should give the Fund a solid chance of achieving above-benchmark performance over the long term.

Please see footnotes on page 29.

32	Wells Fargo Advantage Equity Gateway Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2012 to May 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage C&B Large Cap Value Fund	Beginning account value 12-1-2012	Ending account value 5-31-2013	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,207.94	$6.33	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Class B
Actual	$1,000.00	$1,203.00	$10.38	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.51	$9.50	1.89%
Class C
Actual	$1,000.00	$1,203.41	$10.44	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Administrator Class
Actual	$1,000.00	$1,209.15	$5.23	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Institutional Class
Actual	$1,000.00	$1,210.17	$3.86	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
Investor Class
Actual	$1,000.00	$1,208.16	$6.61	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%

Fund expenses (unaudited)	Wells Fargo Advantage Equity Gateway Funds	33

Wells Fargo Advantage Diversified Equity Fund	Beginning account value 12-1-2012	Ending account value 5-31-2013	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,149.34	$6.70	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Class B
Actual	$1,000.00	$1,145.17	$10.70	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Class C
Actual	$1,000.00	$1,145.09	$10.70	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.96	$10.05	2.00%
Administrator Class
Actual	$1,000.00	$1,150.89	$5.36	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%
Wells Fargo Advantage Emerging Growth Fund
Class A
Actual	$1,000.00	$1,187.48	$7.47	1.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.89	1.37%
Class C
Actual	$1,000.00	$1,184.00	$11.54	2.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.36	$10.65	2.12%
Administrator Class
Actual	$1,000.00	$1,188.62	$6.55	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,190.23	$4.91	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%
Investor Class
Actual	$1,000.00	$1,187.43	$7.80	1.43%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.19	1.43%
Wells Fargo Advantage Index Fund
Class A
Actual	$1,000.00	$1,161.35	$3.02	0.56%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.14	$2.82	0.56%
Class B
Actual	$1,000.00	$1,156.88	$7.04	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.59	1.31%
Class C
Actual	$1,000.00	$1,156.89	$7.04	1.31%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.59	1.31%
Administrator Class
Actual	$1,000.00	$1,163.08	$1.35	0.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.68	$1.26	0.25%
Investor Class
Actual	$1,000.00	$1,161.89	$2.43	0.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.69	$2.27	0.45%

34	Wells Fargo Advantage Equity Gateway Funds	Fund expenses (unaudited)

Wells Fargo Advantage International Value Fund	Beginning account value 12-1-2012	Ending account value 5-31-2013	Expenses paid during the period¹	Net annual expense ratio
Class A
Actual	$1,000.00	$1,101.52	$7.86	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
Class B
Actual	$1,000.00	$1,097.75	$11.77	2.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.71	$11.30	2.25%
Class C
Actual	$1,000.00	$1,097.49	$11.77	2.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.71	$11.30	2.25%
Administrator Class
Actual	$1,000.00	$1,103.23	$6.55	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.29	1.25%
Institutional Class
Actual	$1,000.00	$1,104.18	$5.51	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.70	$5.29	1.05%
Wells Fargo Advantage Small Company Growth Fund
Class A
Actual	$1,000.00	$1,215.99	$8.01	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.29	1.45%
Class B
Actual	$1,000.00	$1,211.13	$12.13	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.96	$11.05	2.20%
Class C
Actual	$1,000.00	$1,211.47	$12.13	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.96	$11.05	2.20%
Administrator Class
Actual	$1,000.00	$1,217.43	$6.63	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,219.07	$5.26	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%
Wells Fargo Advantage Small Company Value Fund
Class A
Actual	$1,000.00	$1,218.82	$8.02	1.45%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.70	$7.29	1.45%
Class B
Actual	$1,000.00	$1,213.57	$12.14	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.96	$11.05	2.20%
Class C
Actual	$1,000.00	$1,213.62	$12.14	2.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,013.96	$11.05	2.20%
Administrator Class
Actual	$1,000.00	$1,220.12	$6.64	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Institutional Class
Actual	$1,000.00	$1,221.55	$5.54	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.04	1.00%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	35

C&B LARGE CAP VALUE FUND

Security name	Value

Investment Companies: 100.04%

Affiliated Master Portfolios: 100.04%
Wells Fargo Advantage C&B Large Cap Value Portfolio	$297,741,940

Total Investment Companies (Cost $220,479,043)	297,741,940

Total investments in securities
(Cost $220,479,043) *	100.04%	297,741,940
Other assets and liabilities, net	(0.04)	(127,959)

Total net assets	100.00%	$297,613,981

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

DIVERSIFIED EQUITY FUND

Security name	Value

Investment Companies: 100.00%

Affiliated Master Portfolios: 100.00%
Wells Fargo Advantage C&B Large Cap Value Portfolio	$31,062,533
Wells Fargo Advantage Diversified Large Cap Growth Portfolio	92,977,641
Wells Fargo Advantage Emerging Growth Portfolio	9,435,918
Wells Fargo Advantage Index Portfolio	92,701,346
Wells Fargo Advantage International Growth Portfolio	27,371,838
Wells Fargo Advantage International Value Portfolio	26,728,759
Wells Fargo Advantage Large Company Value Portfolio	61,892,090
Wells Fargo Advantage Small Company Growth Portfolio	9,380,285
Wells Fargo Advantage Small Company Value Portfolio	18,794,745

Total Investment Companies (Cost $328,714,113)	370,345,155

Total investments in securities
(Cost $328,714,113) *	100.00%	370,345,155
Other assets and liabilities, net	0.00	719

Total net assets	100.00%	$370,345,874

*	Cost for federal income tax purposes is $337,159,069 and net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$41,631,042
Gross unrealized depreciation	(8,444,956)

Net unrealized appreciation	$33,186,086

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	37

EMERGING GROWTH FUND

Security name	Value

Investment Companies: 100.18%

Affiliated Master Portfolios: 100.18%
Wells Fargo Advantage Emerging Growth Portfolio	$948,488,297

Total Investment Companies (Cost $743,576,575)	948,488,297

Total investments in securities
(Cost $743,576,575) *	100.18%	948,488,297
Other assets and liabilities, net	(0.18)	(1,747,767)

Total net assets	100.00%	$946,740,530

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

INDEX FUND

Security name	Value

Investment Companies: 100.00%

Affiliated Master Portfolios: 100.00%
Wells Fargo Advantage Index Portfolio	$2,465,442,206

Total Investment Companies (Cost $1,467,364,226)	2,465,442,206

Total investments in securities
(Cost $1,467,364,226) *	100.00%	2,465,442,206
Other assets and liabilities, net	0.00	26,691

Total net assets	100.00%	$2,465,468,897

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	39

INTERNATIONAL VALUE FUND

Security name	Value

Investment Companies: 99.87%

Affiliated Master Portfolios: 99.87%
Wells Fargo Advantage International Value Portfolio	$380,235,799

Total Investment Companies (Cost $389,118,089)	380,235,799

Total investments in securities
(Cost $389,118,089) *	99.87%	380,235,799
Other assets and liabilities, net	0.13	478,173

Total net assets	100.00%	$380,713,972

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY GROWTH FUND

Security name	Value

Investment Companies: 99.92%

Affiliated Master Portfolios: 99.92%
Wells Fargo Advantage Small Company Growth Portfolio	$181,569,948

Total Investment Companies (Cost $187,456,998)	181,569,948

Total investments in securities
(Cost $187,456,998) *	99.92%	181,569,948
Other assets and liabilities, net	0.08	138,647

Total net assets	100.00%	$181,708,595

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	41

SMALL COMPANY VALUE FUND

Security name	Value

Investment Companies: 99.97%

Affiliated Master Portfolios: 99.97%
Wells Fargo Advantage Small Company Value Portfolio	$92,367,099

Total Investment Companies (Cost $74,953,558)	92,367,099

Total investments in securities
(Cost $74,953,558) *	99.97%	92,367,099
Other assets and liabilities, net	0.03	31,101

Total net assets	100.00%	$92,398,200

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Equity Gateway Funds	Statements of assets and liabilities—May 31, 2013

	C&B Large Cap Value Fund	Diversified Equity Fund

Assets
Investments in affiliated Master Portfolio(s), at value (see cost below)	$297,741,940	$370,345,155
Receivable for Fund shares sold	183,507	296,143
Receivable from administrator	43,678	12,225
Prepaid expenses and other assets	38,447	10,875

Total assets	298,007,572	370,664,398

Liabilities
Payable for Fund shares redeemed	249,131	102,442
Distribution fees payable	4,749	3,266
Due to other related parties	55,723	64,075
Shareholder report expenses payable	31,393	36,734
Shareholder servicing fees payable	37,566	87,216
Professional fees payable	12,347	14,900
Accrued expenses and other liabilities	2,682	9,891

Total liabilities	393,591	318,524

Total net assets	$297,613,981	$370,345,874

NET ASSETS CONSIST OF
Paid-in capital	$299,764,031	$310,853,977
Undistributed (overdistributed) net investment income (loss)	1,250,474	809,131
Accumulated net realized gains (losses) on investments	(80,663,421)	17,051,724
Net unrealized gains (losses) on investments	77,262,897	41,631,042

Total net assets	$297,613,981	$370,345,874

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$23,571,465	$75,640,175
Shares outstanding – Class A	2,284,013	2,467,792
Net asset value per share – Class A	$10.32	$30.65
Maximum offering price per share – Class A2	$10.95	$32.52
Net assets – Class B	$1,167,034	$2,028,514
Shares outstanding – Class B	111,926	71,072
Net asset value per share – Class B	$10.43	$28.54
Net assets – Class C	$5,818,470	$2,666,650
Shares outstanding – Class C	565,541	91,543
Net asset value per share – Class C	$10.29	$29.13
Net assets – Administrator Class	$70,727,145	$290,010,535
Shares outstanding – Administrator Class	6,855,693	9,447,122
Net asset value per share – Administrator Class	$10.32	$30.70
Net assets – Institutional Class	$130,014,507	N/A
Shares outstanding – Institutional Class	12,561,673	N/A
Net asset value per share – Institutional Class	$10.35	N/A
Net assets – Investor Class	$66,315,360	N/A
Shares outstanding – Investor Class	6,422,214	N/A
Net asset value per share – Investor Class	$10.33	N/A

Investments in affiliated Master Portfolio(s), at cost	$220,479,043	$328,714,113

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	43

Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund

$948,488,297	$2,465,442,206	$380,235,799	$181,569,948	$92,367,099
1,118,683	5,159,865	1,059,590	238,079	110,715
49,242	258,953	32,463	23,504	15,030
76,784	63,822	38,526	14,269	40,946

949,733,006	2,470,924,846	381,366,378	181,845,800	92,533,790

2,686,543	4,549,990	470,839	32,860	61,288
3,241	51,570	466	1,686	1,350
141,682	435,912	54,031	24,700	15,690
60,569	63,042	23,605	34,551	24,667
81,003	308,880	83,901	24,359	18,974
11,586	10,578	14,472	12,113	10,928
7,852	35,977	5,092	6,936	2,693

2,992,476	5,455,949	652,406	137,205	135,590

$946,740,530	$2,465,468,897	$380,713,972	$181,708,595	$92,398,200

$742,421,891	$1,472,502,607	$439,802,819	$183,566,064	$180,845,015
(3,234,223)	17,442,284	5,966,966	(279,249)	(34,614)
2,641,140	(22,553,974)	(56,173,523)	4,308,830	(105,825,742)
204,911,722	998,077,980	(8,882,290)	(5,887,050)	17,413,541

$946,740,530	$2,465,468,897	$380,713,972	$181,708,595	$92,398,200

$125,069,969	$407,532,537	$5,922,107	$9,356,870	$21,651,855
8,868,008	7,547,281	441,869	273,386	1,266,061
$14.10	$54.00	$13.40	$34.23	$17.10
$14.96	$57.29	$14.22	$36.32	$18.14
N/A	$5,453,283	$69,811	$163,896	$197,389
N/A	99,938	5,199	5,194	12,541
N/A	$54.57	$13.43	$31.55	$15.74
$4,877,941	$70,321,759	$594,670	$2,406,477	$1,814,224
360,110	1,296,893	45,121	75,412	115,704
$13.55	$54.22	$13.18	$31.91	$15.68
$200,140,211	$1,832,523,988	$372,186,714	$98,445,272	$60,550,225
14,018,583	33,722,824	27,958,541	2,802,448	3,476,739
$14.28	$54.34	$13.31	$35.13	$17.42
$578,840,767	N/A	$1,940,670	$71,336,080	$8,184,507
39,954,425	N/A	145,530	2,011,903	469,081
$14.49	N/A	$13.34	$35.46	$17.45
$37,811,642	$149,637,330	N/A	N/A	N/A
2,693,514	2,763,007	N/A	N/A	N/A
$14.04	$54.16	N/A	N/A	N/A

$743,576,575	$1,467,364,226	$389,118,089	$187,456,998	$74,953,558

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Equity Gateway Funds	Statements of operations—year ended May 31, 2013

	C&B Large Cap Value Fund	Diversified Equity Fund

Investment income
Dividends allocated from affiliated Master Portfolio(s)*	$6,783,505	$7,762,645
Securities lending income allocated from affiliated Master Portfolio(s)	52,512	168,250
Interest allocated from affiliated Master Portfolio(s)	0	1,051
Interest	0	2,642
Expenses allocated from affiliated Master Portfolio(s)	(1,922,308)	(2,332,051)
Waivers allocated from affiliated Master Portfolio(s)	0	124,537

Total investment income	4,913,709	5,727,074

Expenses
Advisory fee	N/A	962,028
Administration fees
Fund level	142,240	192,406
Class A	57,616	196,153
Class B	4,170	6,423
Class C	14,714	7,009
Administrator Class	82,804	304,201
Institutional Class	87,042	N/A
Investor Class	203,039	N/A
Shareholder servicing fees
Class A	55,400	188,608
Class B	3,808	6,176
Class C	14,148	6,740
Administrator Class	201,463	759,702
Investor Class	158,624	N/A
Distribution fees
Class B	12,030	18,528
Class C	42,443	20,219
Custody and accounting fees	11,839	16,402
Professional fees	20,214	26,145
Registration fees	54,144	34,652
Shareholder report expenses	55,839	60,334
Trustees’ fees and expenses	12,056	12,269
Other fees and expenses	17,543	16,251

Total expenses	1,251,176	2,834,246
Less: Fee waivers and/or expense reimbursements	(471,084)	(953,376)

Net expenses	780,092	1,880,870

Net investment income (loss)	4,133,617	3,846,204

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolio(s)	21,701,070	38,680,520
Unaffiliated securities	0	96,749

Net realized gain (losses) on investments	21,701,070	38,777,269

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolio(s)	46,268,197	45,547,042
Unaffiliated securities	0	(36,884)

Net change in unrealized gains (losses) on investments	46,268,197	45,510,158

Net realized and unrealized gains (losses) on investments	67,969,267	84,287,427

Net increase in net assets resulting from operations	$72,102,884	$88,133,631

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolio(s) in the amount of	$24,752	$232,030

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	45

Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund

$1,951,351	$54,104,423	$12,478,755	$1,019,842	$1,156,957
992,997	302,017	696,344	141,284	55,487
0	2,550	2,718	0	0
0	0	0	0	0
(7,121,532)	(2,262,813)	(3,046,483)	(1,150,672)	(723,921)
0	0	0	132	0

(4,177,184)	52,146,177	10,131,334	10,586	488,523

N/A	N/A	N/A	N/A	N/A

445,827	1,192,912	168,279	66,889	42,453
322,072	978,542	14,767	19,020	50,800
N/A	18,186	228	424	700
12,638	174,715	1,421	4,901	4,205
187,898	1,800,931	328,425	99,579	61,254
430,836	N/A	1,452	19,868	1,781
116,723	429,877	N/A	N/A	N/A

309,684	940,906	14,199	18,288	48,847
N/A	17,278	219	408	673
12,152	167,995	1,367	4,712	4,043
453,335	1,798,791	790,398	247,913	152,636
90,987	332,963	N/A	N/A	N/A

N/A	52,458	657	1,223	2,019
36,456	503,986	4,101	14,137	12,129
35,066	88,263	12,621	6,525	4,887
19,128	18,330	19,568	26,741	23,810
145,717	39,685	56,500	45,752	44,319
126,920	110,115	45,435	41,363	37,638
12,368	11,755	12,643	15,206	12,755
18,327	68,460	15,553	15,165	6,063

2,776,134	8,746,148	1,487,833	648,114	511,012
(473,025)	(2,822,491)	(310,512)	(216,669)	(152,809)

2,303,109	5,923,657	1,177,321	431,445	358,203

(6,480,293)	46,222,520	8,954,013	(420,859)	130,320

7,867,171	79,008,299	(1,707,272)	12,668,016	6,000,704
0	0	0	0	0

7,867,171	79,008,299	(1,707,272)	12,668,016	6,000,704

164,230,293	438,217,865	73,178,617	23,943,421	16,292,369
0	0	0	0	0

164,230,293	438,217,865	73,178,617	23,943,421	16,292,369

172,097,464	517,226,164	71,471,345	36,611,437	22,293,073

$165,617,171	$563,448,684	$80,425,358	$36,190,578	$22,423,393

$3,795	$38,339	$1,376,425	$3,244	$99

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	C&B Large Cap Value Fund
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income		$4,133,617		$4,628,412
Net realized gains on investments		21,701,070		13,080,626
Net change in unrealized gains (losses) on investments		46,268,197		(33,798,938)

Net increase (decrease) in net assets resulting from operations		72,102,884		(16,089,900)

Distributions to shareholders from
Net investment income
Class A		(309,062)		(292,696)
Class B		0		(6,224)
Class C		(37,733)		(32,368)
Administrator Class		(1,427,995)		(1,381,293)
Institutional Class		(1,883,492)		(1,982,940)
Investor Class		(824,601)		(887,945)

Total distributions to shareholders		(4,482,883)		(4,583,466)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	291,674	2,637,491	433,401	3,517,933
Class B	2,312	22,667	10,231	80,248
Class C	27,383	252,547	69,724	560,806
Administrator Class	1,105,606	9,867,121	1,258,023	10,207,182
Institutional Class	3,790,042	34,607,927	3,922,319	31,688,900
Investor Class	469,858	4,381,044	405,602	3,330,023

		51,768,797		49,385,092

Reinvestment of distributions
Class A	35,129	304,920	36,201	275,488
Class B	0	0	761	5,820
Class C	4,280	37,152	4,094	31,154
Administrator Class	161,899	1,403,666	178,687	1,358,021
Institutional Class	50,013	434,613	55,707	423,932
Investor Class	92,192	801,146	113,397	862,951

		2,981,497		2,957,366

Payment for shares redeemed
Class A	(670,989)	(6,052,714)	(821,372)	(6,653,796)
Class B	(186,755)	(1,648,260)	(475,890)	(3,865,355)
Class C	(147,478)	(1,340,767)	(206,244)	(1,675,421)
Administrator Class	(4,494,794)	(41,391,366)	(5,225,519)	(43,464,298)
Institutional Class	(3,123,096)	(28,416,440)	(4,745,204)	(39,601,216)
Investor Class	(2,005,819)	(17,887,686)	(2,613,948)	(21,290,843)

		(96,737,233)		(116,550,929)

Net decrease in net assets resulting from capital share transactions		(41,986,939)		(64,208,471)

Total increase (decrease) in net assets		25,633,062		(84,881,837)

Net assets
Beginning of period		271,980,919		356,862,756

End of period		$297,613,981		$271,980,919

Undistributed net investment income		$1,250,474		$1,565,169

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	47

	Diversified Equity Fund
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income		$3,846,204		$3,880,905
Net realized gains on investments		38,777,269		11,508,675
Net change in unrealized gains (losses) on investments		45,510,158		(42,595,734)

Net increase (decrease) in net assets resulting from operations		88,133,631		(27,206,154)

Distributions to shareholders from
Net investment income
Class A		(629,304)		(564,328)
Class C		(5,554)		0
Administrator Class		(3,351,609)		(3,455,179)
Net realized gains
Class A		(3,927,968)		(4,644,661)
Class B		(139,177)		(242,683)
Class C		(152,475)		(173,896)
Administrator Class		(15,928,177)		(18,945,293)

Total distributions to shareholders		(24,134,264)		(28,026,040)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	81,715	2,335,295	126,223	3,412,852
Class B	3,935	110,645	6,021	153,778
Class C	8,570	234,020	5,173	133,063
Administrator Class	988,350	27,984,640	1,266,983	34,202,533

		30,664,600		37,902,226

Reinvestment of distributions
Class A	168,023	4,528,687	190,800	4,745,499
Class B	5,575	139,160	10,336	240,202
Class C	6,091	155,536	7,010	166,426
Administrator Class	705,389	19,060,534	887,024	22,103,551

		23,883,917		27,255,678

Payment for shares redeemed
Class A	(686,991)	(19,541,360)	(627,874)	(17,076,597)
Class B	(58,405)	(1,536,261)	(102,845)	(2,603,804)
Class C	(23,579)	(656,254)	(30,723)	(786,561)
Administrator Class	(3,499,737)	(101,535,999)	(3,876,812)	(105,488,897)

		(123,269,874)		(125,955,859)

Net decrease in net assets resulting from capital share transactions		(68,721,357)		(60,797,955)

Total decrease in net assets		(4,721,990)		(116,030,149)

Net assets
Beginning of period		375,067,864		491,098,013

End of period		$370,345,874		$375,067,864

Undistributed net investment income		$809,131		$936,512

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Emerging Growth Fund
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment loss		$(6,480,293)		$(5,911,048)
Net realized gains on investments		7,867,171		40,351,452
Net change in unrealized gains (losses) on investments		164,230,293		104,256,142

Net increase in net assets resulting from operations		165,617,171		138,696,546

Distributions to shareholders from
Net realized gains
Class A		(6,258,070)		0
Class C		(253,161)		0
Administrator Class		(9,461,964)		0
Institutional Class		(26,267,527)		0
Investor Class		(1,868,319)		0

Total distributions to shareholders		(44,109,041)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	789,069	10,141,118	886,582	10,934,602
Class C	11,685	144,196	18,274	218,681
Administrator Class	3,186,127	41,409,579	4,179,572	51,726,772
Institutional Class	8,997,601	118,146,813	16,317,662	217,091,861
Investor Class	157,979	2,045,724	386,768	4,740,555

		171,887,430		284,712,471

Reinvestment of distributions
Class A	519,089	6,099,290	0	0
Class C	19,371	219,472	0	0
Administrator Class	601,763	7,154,974	0	0
Institutional Class	2,093,490	25,226,558	0	0
Investor Class	154,248	1,804,703	0	0

		40,504,997		0

Payment for shares redeemed
Class A	(2,497,741)	(32,288,795)	(2,167,171)	(26,499,021)
Class C	(94,896)	(1,167,202)	(52,832)	(627,123)
Administrator Class	(4,554,854)	(59,197,036)	(17,202,302)	(223,702,329)
Institutional Class	(12,620,896)	(166,587,989)	(25,543,242)	(297,918,651)
Investor Class	(581,498)	(7,469,569)	(961,161)	(11,634,099)

		(266,710,591)		(560,381,223)

Net asset value of shares issued in acquisition
Class A	0	0	11,077,174	117,959,886
Class C	0	0	418,236	4,343,192
Administrator Class	0	0	27,663,401	297,017,673
Institutional Class	0	0	50,096,690	542,690,418
Investor Class	0	0	2,342,029	24,859,283

		0		986,870,452

Net increase (decrease) in net assets resulting from capital share transactions		(54,318,164)		711,201,700

Total increase in net assets		67,189,966		849,898,246

Net assets
Beginning of period		879,550,564		29,652,318

End of period		$946,740,530		$879,550,564

Undistributed net investment loss		$(3,234,223)		$(3,090,848)

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	49

	Index Fund
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income		$46,222,520		$40,945,093
Net realized gains on investments		79,008,299		43,926,540
Net change in unrealized gains (losses) on investments		438,217,865		(102,843,901)

Net increase (decrease) in net assets resulting from operations		563,448,684		(17,972,268)

Distributions to shareholders from
Net investment income
Class A		(6,284,365)		(5,301,167)
Class B		(36,909)		(41,929)
Class C		(595,173)		(464,102)
Administrator Class		(36,647,876)		(30,293,768)
Investor Class		(2,381,555)		(1,958,066)
Net realized gains
Class A		(7,020,039)		(12,806,346)
Class B		(128,054)		(475,962)
Class C		(1,252,243)		(2,557,821)
Administrator Class		(34,676,378)		(60,574,568)
Investor Class		(2,490,608)		(4,408,676)

Total distributions to shareholders		(91,513,200)		(118,882,405)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	470,958	23,153,090	543,742	23,916,443
Class B	2,282	113,844	1,328	57,250
Class C	39,777	1,970,230	50,816	2,185,866
Administrator Class	6,677,445	330,495,644	9,251,631	414,203,602
Investor Class	482,667	23,784,938	379,485	16,779,861

		379,517,746		457,143,022

Reinvestment of distributions
Class A	275,383	13,007,883	421,841	17,547,943
Class B	3,197	152,083	11,307	473,676
Class C	23,012	1,090,765	40,929	1,711,720
Administrator Class	1,430,770	67,984,649	2,063,894	86,303,099
Investor Class	101,258	4,796,474	150,317	6,269,111

		87,031,854		112,305,549

Payment for shares redeemed
Class A	(1,049,374)	(51,117,695)	(1,343,292)	(59,070,121)
Class B	(104,714)	(5,096,345)	(234,705)	(10,445,441)
Class C	(234,919)	(11,352,488)	(335,716)	(14,831,172)
Administrator Class	(12,182,766)	(604,079,226)	(9,543,143)	(426,332,845)
Investor Class	(501,758)	(24,783,891)	(621,360)	(28,086,423)

		(696,429,645)		(538,766,002)

Net increase (decrease) in net assets resulting from capital share transactions		(229,880,045)		30,682,569

Total increase (decrease) in net assets		242,055,439		(106,172,104)

Net assets
Beginning of period		2,223,413,458		2,329,585,562

End of period		$2,465,468,897		$2,223,413,458

Undistributed net investment income		$17,442,284		$17,661,947

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	International Value Fund
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income		$8,954,013		$8,692,340
Net realized losses on investments		(1,707,272)		(2,118,816)
Net change in unrealized gains (losses) on investments		73,178,617		(76,243,206)

Net increase (decrease) in net assets resulting from operations		80,425,358		(69,669,682)

Distributions to shareholders from
Net investment income
Class A		(115,858)		(159,931)
Class B		(595)		(3,309)
Class C		(7,526)		(11,851)
Administrator Class		(7,826,405)		(9,257,461)
Institutional Class		(46,009)		(62,017)

Total distributions to shareholders		(7,996,393)		(9,494,569)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	159,600	1,914,960	261,053	3,156,917
Class B	306	4,003	2,330	27,194
Class C	12,328	148,805	3,792	43,981
Administrator Class	8,384,637	103,370,617	5,252,282	62,246,706
Institutional Class	13,271	166,106	26,189	295,672

		105,604,491		65,770,470

Reinvestment of distributions
Class A	9,132	114,428	14,553	155,713
Class B	47	592	309	3,303
Class C	552	6,827	979	10,348
Administrator Class	620,383	7,717,567	869,418	9,233,223
Institutional Class	3,696	46,009	5,276	56,037

		7,885,423		9,458,624

Payment for shares redeemed
Class A	(172,652)	(2,133,267)	(272,574)	(3,355,353)
Class B	(5,574)	(67,421)	(6,141)	(72,479)
Class C	(9,912)	(120,268)	(10,858)	(132,205)
Administrator Class	(5,646,981)	(69,477,366)	(3,988,541)	(47,811,761)
Institutional Class	(13,641)	(174,211)	(17,869)	(217,819)

		(71,972,533)		(51,589,617)

Net increase in net assets resulting from capital share transactions		41,517,381		23,639,477

Total increase (decrease) in net assets		113,946,346		(55,524,774)

Net assets
Beginning of period		266,767,626		322,292,400

End of period		$380,713,972		$266,767,626

Undistributed net investment income		$5,966,966		$5,388,006

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	51

	Small Company Growth Fund
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment loss		$(420,859)		$(880,467)
Net realized gains on investments		12,668,016		36,216,616
Net change in unrealized gains (losses) on investments		23,943,421		(61,097,083)

Net increase (decrease) in net assets resulting from operations		36,190,578		(25,760,934)

Distributions to shareholders from
Net investment income
Administrator Class		(205,578)		0
Institutional Class		(67,592)		0

Total distributions to shareholders		(273,170)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	103,921	3,276,612	127,647	3,392,917
Class B	1,450	42,974	2,911	75,940
Class C	17,766	517,792	26,977	667,387
Administrator Class	505,748	16,294,917	318,715	8,837,386
Institutional Class	1,543,651	50,360,099	127,929	3,485,874

		70,492,394		16,459,504

Reinvestment of distributions
Administrator Class	6,412	187,042	0	0
Institutional Class	1,707	50,198	0	0

		237,240		0

Payment for shares redeemed
Class A	(76,600)	(2,327,179)	(125,485)	(3,233,412)
Class B	(4,182)	(113,538)	(8,749)	(219,495)
Class C	(8,467)	(231,544)	(22,995)	(558,244)
Administrator Class	(1,344,959)	(41,596,358)	(2,570,914)	(69,080,269)
Institutional Class	(191,557)	(6,279,267)	(2,784,026)	(80,827,337)

		(50,547,886)		(153,918,757)

Net asset value of shares issued in acquisition
Institutional Class	301,128	9,870,350	0	0

Net increase (decrease) in net assets resulting from capital share transactions		30,052,098		(137,459,253)

Total increase (decrease) in net assets		65,969,506		(163,220,187)

Net assets
Beginning of period		115,739,089		278,959,276

End of period		$181,708,595		$115,739,089

Undistributed (accumulated) net investment loss		$(279,249)		$(146,282)

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Small Company Value Fund
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income		$130,320		$194,805
Net realized gains on investments		6,000,704		14,101,747
Net change in unrealized gains (losses) on investments		16,292,369		(21,587,931)

Net increase (decrease) in net assets resulting from operations		22,423,393		(7,291,379)

Distributions to shareholders from
Net investment income
Class A		0		(166,336)
Class C		0		(6,205)
Administrator Class		(51,523)		(624,190)
Institutional Class		(4,542)		(140)

Total distributions to shareholders		(56,065)		(796,871)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	254,500	3,825,267	339,519	4,389,540
Class B	560	7,860	1,911	23,079
Class C	24,528	327,523	19,545	248,255
Administrator Class	592,211	9,067,170	1,000,492	12,810,750
Institutional Class	502,808	7,911,700	3,764	54,850

		21,139,520		17,526,474

Reinvestment of distributions
Class A	0	0	12,716	150,934
Class C	0	0	518	5,702
Administrator Class	3,523	51,372	51,542	621,597
Institutional Class	311	4,542	12	140

		55,914		778,373

Payment for shares redeemed
Class A	(401,296)	(5,883,056)	(764,879)	(9,935,900)
Class B	(28,979)	(373,574)	(61,749)	(752,696)
Class C	(36,792)	(487,296)	(53,737)	(644,773)
Administrator Class	(1,625,401)	(24,888,529)	(1,341,981)	(17,572,346)
Institutional Class	(38,697)	(589,477)	(194)	(2,756)

		(32,221,932)		(28,908,471)

Net decrease in net assets resulting from capital share transactions		(11,026,498)		(10,603,624)

Total increase (decrease) in net assets		11,340,830		(18,691,874)

Net assets
Beginning of period		81,057,370		99,749,244

End of period		$92,398,200		$81,057,370

Undistributed (overdistributed) net investment income		$(34,614)		$56,036

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

54	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains

C&B Large Cap Value Fund
Class A
June 1, 2012 to May 31, 2013	$8.13	0.12		2.20	(0.13)	0.00
June 1, 2011 to May 31, 2012	$8.70	0.12		(0.58)	(0.11)	0.00
October 1, 2010 to May 31, 2011[4]	$7.48	0.06		1.26	(0.10)	0.00
October 1, 2009 to September 30, 2010	$7.06	0.08		0.42	(0.08)	0.00
October 1, 2008 to September 30, 2009	$7.69	0.10	[5]	(0.60)	(0.13)	(0.00)[6]
October 1, 2007 to September 30, 2008	$10.19	0.11	[5]	(2.12)	(0.09)	(0.40)
Class B
June 1, 2012 to May 31, 2013	$8.16	0.05	[5]	2.22	0.00	0.00
June 1, 2011 to May 31, 2012	$8.68	0.05	[5]	(0.56)	(0.01)	0.00
October 1, 2010 to May 31, 2011[4]	$7.44	0.01		1.26	(0.03)	0.00
October 1, 2009 to September 30, 2010	$7.02	0.03		0.42	(0.03)	0.00
October 1, 2008 to September 30, 2009	$7.61	0.05	[5]	(0.58)	(0.06)	(0.00)[6]
October 1, 2007 to September 30, 2008	$10.08	0.04	[5]	(2.11)	0.00	(0.40)
Class C
June 1, 2012 to May 31, 2013	$8.11	0.04		2.20	(0.06)	0.00
June 1, 2011 to May 31, 2012	$8.66	0.05		(0.56)	(0.04)	0.00
October 1, 2010 to May 31, 2011[4]	$7.43	0.00	[6]	1.27	(0.04)	0.00
October 1, 2009 to September 30, 2010	$7.02	0.02		0.42	(0.03)	0.00
October 1, 2008 to September 30, 2009	$7.60	0.05	[5]	(0.57)	(0.06)	(0.00)[6]
October 1, 2007 to September 30, 2008	$10.08	0.04	[5]	(2.11)	(0.01)	(0.40)
Administrator Class
June 1, 2012 to May 31, 2013	$8.13	0.13	[5]	2.21	(0.15)	0.00
June 1, 2011 to May 31, 2012	$8.69	0.13	[5]	(0.56)	(0.13)	0.00
October 1, 2010 to May 31, 2011[4]	$7.47	0.05	[5]	1.28	(0.11)	0.00
October 1, 2009 to September 30, 2010	$7.06	0.08	[5]	0.42	(0.09)	0.00
October 1, 2008 to September 30, 2009	$7.70	0.11	[5]	(0.60)	(0.15)	(0.00)[6]
October 1, 2007 to September 30, 2008	$10.22	0.13	[5]	(2.13)	(0.12)	(0.40)
Institutional Class
June 1, 2012 to May 31, 2013	$8.16	0.17		2.19	(0.17)	0.00
June 1, 2011 to May 31, 2012	$8.73	0.14		(0.56)	(0.15)	0.00
October 1, 2010 to May 31, 2011[4]	$7.51	0.07		1.28	(0.13)	0.00
October 1, 2009 to September 30, 2010	$7.09	0.11	[5]	0.42	(0.11)	0.00
October 1, 2008 to September 30, 2009	$7.75	0.12	[5]	(0.61)	(0.17)	(0.00)[6]
October 1, 2007 to September 30, 2008	$10.27	0.15	[5]	(2.13)	(0.14)	(0.40)
Investor Class
June 1, 2012 to May 31, 2013	$8.14	0.10		2.21	(0.12)	0.00
June 1, 2011 to May 31, 2012	$8.70	0.10		(0.56)	(0.10)	0.00
October 1, 2010 to May 31, 2011[4]	$7.46	0.04		1.28	(0.08)	0.00
October 1, 2009 to September 30, 2010	$7.04	0.06		0.44	(0.08)	0.00
October 1, 2008 to September 30, 2009	$7.68	0.09	[5]	(0.59)	(0.14)	(0.00)[6]
October 1, 2007 to September 30, 2008[7]	$10.19	0.11	[5]	(2.13)	(0.09)	(0.40)

Diversified Equity Fund
Class A
June 1, 2012 to May 31, 2013	$26.08	0.23	[5]	6.14	(0.24)	(1.56)
June 1, 2011 to May 31, 2012	$29.71	0.15		(2.01)	(0.18)	(1.59)
October 1, 2010 to May 31, 2011[4]	$24.89	0.12		4.85	(0.15)	0.00
October 1, 2009 to September 30, 2010	$23.41	0.18		1.66	(0.36)	0.00
October 1, 2008 to September 30, 2009	$27.70	0.23	[5]	(2.30)	(0.26)	(1.96)
October 1, 2007 to September 30, 2008	$42.92	0.27	[5]	(9.47)	(0.25)	(5.77)

Please see footnotes on page 64.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	55

Ending net asset value per share	Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
	Net investment income[1]	Gross expenses[1]	Net expenses[1]

$10.32	1.25%	1.30%	1.15%	28.82%	18%	$23,571
$8.13	1.33%	1.30%	1.15%	(5.23)%	21%	$21,380
$8.70	0.78%	1.31%	1.15%	17.73%	17%	$25,912
$7.48	0.96%	1.32%	1.15%	7.14%	13%	$31,038
$7.06	1.66%	1.30%	1.15%	(6.05)%	28%	$33,784
$7.69	1.20%	1.32%	1.19%	(20.51)%	21%	$40,157

$10.43	0.57%	2.03%	1.89%	27.82%	18%	$1,167
$8.16	0.61%	2.05%	1.90%	(5.84)%	21%	$2,418
$8.68	0.04%	2.06%	1.90%	17.15%	17%	$6,607
$7.44	0.20%	2.07%	1.90%	6.36%	13%	$6,951
$7.02	0.91%	2.04%	1.90%	(6.73)%	28%	$8,773
$7.61	0.43%	2.07%	1.94%	(21.19)%	21%	$13,461

$10.29	0.51%	2.05%	1.90%	27.76%	18%	$5,818
$8.11	0.58%	2.05%	1.90%	(5.81)%	21%	$5,524
$8.66	0.05%	2.07%	1.90%	17.15%	17%	$7,046
$7.43	0.21%	2.07%	1.90%	6.29%	13%	$6,607
$7.02	0.90%	2.04%	1.90%	(6.62)%	28%	$6,852
$7.60	0.44%	2.06%	1.94%	(21.21)%	21%	$9,424

$10.32	1.48%	1.13%	0.95%	29.09%	18%	$70,727
$8.13	1.54%	1.13%	0.95%	(4.90)%	21%	$81,999
$8.69	1.00%	1.15%	0.95%	17.74%	17%	$120,613
$7.47	1.13%	1.13%	0.95%	7.33%	13%	$114,664
$7.06	1.89%	1.11%	0.95%	(5.83)%	28%	$222,489
$7.70	1.43%	1.13%	0.95%	(20.42)%	21%	$260,883

$10.35	1.68%	0.87%	0.70%	29.32%	18%	$130,015
$8.16	1.78%	0.87%	0.70%	(4.72)%	21%	$96,653
$8.73	1.25%	0.88%	0.70%	18.16%	17%	$110,061
$7.51	1.48%	0.88%	0.70%	7.51%	13%	$95,466
$7.09	2.11%	0.85%	0.70%	(5.62)%	28%	$26,582
$7.75	1.68%	0.87%	0.70%	(20.10)%	21%	$27,494

$10.33	1.21%	1.36%	1.20%	28.68%	18%	$66,315
$8.14	1.29%	1.37%	1.20%	(5.17)%	21%	$64,007
$8.70	0.75%	1.39%	1.20%	17.77%	17%	$86,624
$7.46	0.87%	1.41%	1.20%	7.15%	13%	$85,256
$7.04	1.62%	1.40%	1.20%	(6.06)%	28%	$199,654
$7.68	1.20%	1.35%	1.20%	(20.59)%	21%	$153,917

$30.65	0.81%	1.43%	1.25%	25.42%	44%	$75,640
$26.08	0.74%	1.41%	1.25%	(5.91)%	57%	$75,751
$29.71	0.59%	1.40%	1.25%	20.04%	48%	$95,532
$24.89	0.71%	1.48%	1.25%	7.90%	44%	$85,735
$23.41	1.16%	1.43%	1.25%	(5.33)%	48%	$85,504
$27.70	0.81%	1.42%	1.25%	(24.44)%	37%	$90,444

Please see footnotes on page 64.

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

	Beginning net asset value per share	Net investment income (loss)[1]	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains

Diversified Equity Fund (continued)
Class B
June 1, 2012 to May 31, 2013	$24.36	0.01 [5]	5.73	0.00	(1.56)
June 1, 2011 to May 31, 2012	$27.87	(0.01)[5]	(1.91)	0.00	(1.59)
October 1, 2010 to May 31, 2011[4]	$23.35	(0.05)[5]	4.57	0.00	0.00
October 1, 2009 to September 30, 2010	$21.96	(0.01)[5]	1.57	(0.17)	0.00
October 1, 2008 to September 30, 2009	$26.00	0.08 [5]	(2.16)	0.00	(1.96)
October 1, 2007 to September 30, 2008	$40.68	0.01 [5]	(8.92)	0.00	(5.77)
Class C
June 1, 2012 to May 31, 2013	$24.88	0.02 [5]	5.84	(0.05)	(1.56)
June 1, 2011 to May 31, 2012	$28.43	(0.59)	(1.37)	0.00	(1.59)
October 1, 2010 to May 31, 2011[4]	$23.81	(0.04)[5]	4.66	0.00	0.00
October 1, 2009 to September 30, 2010	$22.43	(0.01)[5]	1.60	(0.21)	0.00
October 1, 2008 to September 30, 2009	$26.53	0.08 [5]	(2.20)	(0.02)	(1.96)
October 1, 2007 to September 30, 2008	$41.38	0.02 [5]	(9.10)	0.00	(5.77)
Administrator Class
June 1, 2012 to May 31, 2013	$26.12	0.30 [5]	6.15	(0.31)	(1.56)
June 1, 2011 to May 31, 2012	$29.78	0.33	(2.13)	(0.27)	(1.59)
October 1, 2010 to May 31, 2011[4]	$24.98	0.14 [5]	4.89	(0.23)	0.00
October 1, 2009 to September 30, 2010	$23.47	0.20 [5]	1.70	(0.39)	0.00
October 1, 2008 to September 30, 2009	$27.79	0.28 [5]	(2.32)	(0.32)	(1.96)
October 1, 2007 to September 30, 2008	$43.03	0.36 [5]	(9.49)	(0.34)	(5.77)

Emerging Growth Fund
Class A
June 1, 2012 to May 31, 2013	$12.44	(0.15)	2.49	0.00	(0.68)
June 1, 2011 to May 31, 2012	$13.12	(0.14)[5]	(0.54)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$9.50	(0.11)[5]	3.73	0.00	0.00
October 1, 2009 to September 30, 2010	$7.93	(0.12)	1.69	0.00	0.00
October 1, 2008 to September 30, 2009	$8.51	(0.07)[5]	(0.51)	0.00	0.00
March 31, 2008[8] to September 30, 2008	$9.43	(0.05)	(0.87)	0.00	0.00
Class C
June 1, 2012 to May 31, 2013	$12.06	(0.27)	2.44	0.00	(0.68)
June 1, 2011 to May 31, 2012	$12.81	(0.23)[5]	(0.52)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$9.32	(0.16)[5]	3.65	0.00	0.00
October 1, 2009 to September 30, 2010	$7.85	(0.16)[5]	1.63	0.00	0.00
October 1, 2008 to September 30, 2009	$8.48	(0.12)[5]	(0.51)	0.00	0.00
March 31, 2008[8] to September 30, 2008	$9.43	(0.09)[5]	(0.86)	0.00	0.00
Administrator Class
June 1, 2012 to May 31, 2013	$12.56	(0.12)	2.52	0.00	(0.68)
June 1, 2011 to May 31, 2012	$13.22	(0.12)[5]	(0.54)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$9.56	(0.09)[5]	3.75	0.00	0.00
October 1, 2009 to September 30, 2010	$8.08	(0.01)	1.49	0.00	0.00
October 1, 2008 to September 30, 2009	$8.53	(0.05)[5]	(0.40)	0.00	0.00
October 1, 2007 to September 30, 2008	$12.40	(0.07)	(3.70)	0.00	(0.06)
Institutional Class
June 1, 2012 to May 31, 2013	$12.70	(0.08)	2.55	0.00	(0.68)
June 1, 2011 to May 31, 2012	$13.33	(0.08)[5]	(0.55)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$9.62	(0.07)[5]	3.78	0.00	0.00
October 1, 2009 to September 30, 2010	$8.00	(0.07)	1.69	0.00	0.00
October 1, 2008 to September 30, 2009	$8.53	(0.04)[5]	(0.49)	0.00	0.00
March 31, 2008[8] to September 30, 2008	$9.43	(0.03)	(0.87)	0.00	0.00

Please see footnotes on page 64.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	57

Distributions from tax basis return of capital	Ending net asset value per share	Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
		Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]

0.00	$28.54	0.04%	2.18%	2.00%	24.48%	44%	$2,029
0.00	$24.36	(0.05)%	2.16%	2.00%	(6.61)%	57%	$2,922
0.00	$27.87	(0.20)%	2.15%	2.00%	19.36%	48%	$5,754
0.00	$23.35	(0.04)%	2.23%	2.00%	7.15%	44%	$7,825
0.00	$21.96	0.43%	2.18%	1.99%	(6.03)%	48%	$10,839
0.00	$26.00	0.03%	2.17%	2.00%	(25.01)%	37%	$19,054

0.00	$29.13	0.07%	2.18%	2.00%	24.50%	44%	$2,667
0.00	$24.88	(0.02)%	2.16%	2.00%	(6.62)%	57%	$2,499
0.00	$28.43	(0.17)%	2.15%	2.00%	19.40%	48%	$3,383
0.00	$23.81	(0.05)%	2.23%	2.00%	7.10%	44%	$3,280
0.00	$22.43	0.41%	2.17%	2.00%	(6.02)%	48%	$2,958
0.00	$26.53	0.05%	2.15%	2.00%	(25.00)%	37%	$3,491

0.00	$30.70	1.06%	1.27%	1.00%	25.75%	44%	$290,011
0.00	$26.12	0.99%	1.25%	1.00%	(5.67)%	57%	$293,895
0.00	$29.78	0.84%	1.24%	1.00%	20.22%	48%	$386,429
0.00	$24.98	0.83%	1.29%	1.00%	8.18%	44%	$359,109
0.00	$23.47	1.41%	1.25%	1.00%	(5.09)%	48%	$596,298
0.00	$27.79	1.05%	1.24%	1.00%	(24.24)%	37%	$678,818

0.00	$14.10	(1.04)%	1.40%	1.37%	19.89%	65%	$125,070
0.00	$12.44	(1.13)%	1.41%	1.37%	(5.18)%	75%	$125,113
0.00	$13.12	(1.32)%	3.03%	1.45%	38.11%	59%	$3,425
0.00	$9.50	(1.17)%	4.65%	1.46%	19.80%	97%	$142
0.00	$7.93	(1.09)%	8.23%	1.45%	(6.82)%	147%	$44
0.00	$8.51	(1.05)%	4.16%	1.45%	(9.76)%	191%	$14

0.00	$13.55	(1.79)%	2.15%	2.12%	19.09%	65%	$4,878
0.00	$12.06	(1.89)%	2.17%	2.12%	(5.85)%	75%	$5,114
0.00	$12.81	(2.05)%	3.83%	2.20%	37.30%	59%	$516
0.00	$9.32	(1.93)%	5.40%	2.22%	18.85%	97%	$58
0.00	$7.85	(1.84)%	7.93%	2.20%	(7.43)%	147%	$8
0.00	$8.48	(1.82)%	4.85%	2.20%	(10.07)%	191%	$9

0.00	$14.28	(0.87)%	1.23%	1.20%	20.19%	65%	$200,140
0.00	$12.56	(0.95)%	1.22%	1.19%	(4.99)%	75%	$185,744
0.00	$13.22	(1.08)%	2.41%	1.20%	38.28%	59%	$1,915
0.00	$9.56	(0.78)%	4.54%	1.20%	19.95%	97%	$51
0.00	$8.08	(0.79)%	6.89%	1.20%	(5.28)%	147%	$17
(0.04)	$8.53	(0.76)%	3.87%	1.20%	(30.63)%	191%	$59

0.00	$14.49	(0.57)%	0.97%	0.90%	20.52%	65%	$578,841
0.00	$12.70	(0.67)%	0.98%	0.90%	(4.73)%	75%	$526,865
0.00	$13.33	(0.82)%	1.98%	0.95%	38.57%	59%	$8,170
0.00	$9.62	(0.67)%	4.32%	0.95%	20.40%	97%	$10
0.00	$8.00	(0.58)%	6.74%	0.95%	(6.33)%	147%	$8
0.00	$8.53	(0.56)%	3.64%	0.95%	(9.54)%	191%	$9

Please see footnotes on page 64.

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

	Beginning net asset value per share	Net investment income (loss)[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains

Emerging Growth Fund (continued)
Investor Class
June 1, 2012 to May 31, 2013	$12.39	(0.16)		2.49	0.00	(0.68)
June 1, 2011 to May 31, 2012	$13.07	(0.15)[5]		(0.53)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$9.47	(0.11)[5]		3.71	0.00	0.00
October 1, 2009 to September 30, 2010	$7.91	(0.09)		1.65	0.00	0.00
October 1, 2008 to September 30, 2009	$8.49	(0.07)[5]		(0.51)	0.00	0.00
October 1, 2007 to September 30, 2008	$12.38	(0.13)		(3.66)	0.00	(0.06)

Index Fund
Class A
June 1, 2012 to May 31, 2013	$44.25	0.86		10.66	(0.83)	(0.94)
June 1, 2011 to May 31, 2012	$47.17	0.73		(1.35)	(0.65)	(1.65)
August 1, 2010 to May 31, 2011[9]	$40.42	0.56		8.77	(0.70)	(1.88)
August 1, 2009 to July 31, 2010[10]	$41.72	0.64		4.89	(0.63)	(6.20)
August 1, 2008 to July 31, 2009[10]	$56.53	0.91		(12.80)	(0.91)	(2.01)
August 1, 2007 to July 31, 2008[10]	$65.01	1.04		(8.50)	(1.02)	0.00
Class B
June 1, 2012 to May 31, 2013	$44.53	0.47	[5]	10.78	(0.27)	(0.94)
June 1, 2011 to May 31, 2012	$47.23	0.38	[5]	(1.29)	(0.14)	(1.65)
August 1, 2010 to May 31, 2011[9]	$40.32	0.29	[5]	8.76	(0.26)	(1.88)
August 1, 2009 to July 31, 2010[10]	$41.63	0.28		4.88	(0.27)	(6.20)
August 1, 2008 to July 31, 2009[10]	$56.42	0.63	[5]	(12.82)	(0.59)	(2.01)
August 1, 2007 to July 31, 2008[10]	$64.86	0.57	[5]	(8.48)	(0.53)	0.00
Class C
June 1, 2012 to May 31, 2013	$44.41	0.48	[5]	10.71	(0.44)	(0.94)
June 1, 2011 to May 31, 2012	$47.27	0.39	[5]	(1.31)	(0.29)	(1.65)
August 1, 2010 to May 31, 2011[9]	$40.32	0.27		8.78	(0.22)	(1.88)
August 1, 2009 to July 31, 2010[10]	$41.62	0.30		4.88	(0.28)	(6.20)
August 1, 2008 to July 31, 2009[10]	$56.36	0.59		(12.76)	(0.56)	(2.01)
August 1, 2007 to July 31, 2008[10]	$64.80	0.55		(8.44)	(0.55)	0.00
Administrator Class
June 1, 2012 to May 31, 2013	$44.52	1.02		10.71	(0.97)	(0.94)
June 1, 2011 to May 31, 2012	$47.45	0.83		(1.32)	(0.79)	(1.65)
August 1, 2010 to May 31, 2011[9]	$40.56	0.67		8.82	(0.72)	(1.88)
August 1, 2009 to July 31, 2010[10]	$41.88	0.87	[5]	4.76	(0.75)	(6.20)
August 1, 2008 to July 31, 2009[10]	$56.88	1.02	[5]	(12.90)	(1.11)	(2.01)
August 1, 2007 to July 31, 2008[10]	$65.42	1.20	[5]	(8.54)	(1.20)	0.00
Investor Class
June 1, 2012 to May 31, 2013	$44.38	0.90		10.70	(0.88)	(0.94)
June 1, 2011 to May 31, 2012	$47.30	0.77		(1.33)	(0.71)	(1.65)
August 1, 2010 to May 31, 2011[9]	$40.48	0.60		8.80	(0.70)	(1.88)
July 16, 2010[8,11] to July 31, 2010	$39.19	0.03		1.26	0.00	0.00

International Value Fund
Class A
June 1, 2012 to May 31, 2013	$10.64	0.31		2.71	(0.26)	0.00
June 1, 2011 to May 31, 2012	$14.03	0.34		(3.36)	(0.37)	0.00
October 1, 2010 to May 31, 2011[4]	$12.58	0.22	[5]	1.46	(0.23)	0.00
October 1, 2009 to September 30, 2010	$12.67	0.23	[5]	(0.17)	(0.15)	0.00
October 1, 2008 to September 30, 2009	$12.66	0.23	[5]	0.22	(0.44)	0.00
October 1, 2007 to September 30, 2008	$20.21	0.51	[5]	(7.24)	(0.36)	(0.46)

Please see footnotes on page 64.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	59

Distributions from tax basis return of capital	Ending net asset value per share	Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
		Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]

0.00	$14.04	(1.10)%	1.46%	1.43%	19.89%	65%	$37,812
0.00	$12.39	(1.21)%	1.52%	1.45%	(5.20)%	75%	$36,715
0.00	$13.07	(1.35)%	3.20%	1.49%	38.01%	59%	$15,626
0.00	$9.47	(1.22)%	4.85%	1.50%	19.72%	97%	$3,705
0.00	$7.91	(1.11)%	7.23%	1.49%	(6.83)%	147%	$2,862
(0.04)	$8.49	(1.05)%	3.92%	1.49%	(30.84)%	191%	$3,665

0.00	$54.00	1.72%	0.67%	0.56%	26.63%	4%	$407,533
0.00	$44.25	1.63%	0.68%	0.56%	(0.95)%	9%	$347,412
0.00	$47.17	1.53%	0.67%	0.56%	23.66%	3%	$388,113
0.00	$40.42	1.49%	1.00%	0.60%	13.29%	7%	$358,953
0.00	$41.72	2.22%	1.05%	0.52%	(20.30)%	6%	$172,687
0.00	$56.53	1.64%	0.90%	0.50%	(11.60)%	7%	$262,336

0.00	$54.57	0.95%	1.42%	1.31%	25.66%	4%	$5,453
0.00	$44.53	0.85%	1.43%	1.31%	(1.68)%	9%	$8,869
0.00	$47.23	0.78%	1.42%	1.31%	22.90%	3%	$19,894
0.00	$40.32	0.69%	1.76%	1.35%	12.44%	7%	$26,295
0.00	$41.63	1.51%	1.79%	1.26%	(20.91)%	6%	$28,008
0.00	$56.42	0.89%	1.66%	1.26%	(12.26)%	7%	$68,025

0.00	$54.22	0.97%	1.42%	1.31%	25.67%	4%	$70,322
0.00	$44.41	0.87%	1.43%	1.31%	(1.67)%	9%	$65,245
0.00	$47.27	0.78%	1.42%	1.31%	22.89%	3%	$80,981
0.00	$40.32	0.68%	1.76%	1.35%	12.44%	7%	$81,848
0.00	$41.62	1.48%	1.80%	1.27%	(20.91)%	6%	$89,159
0.00	$56.36	0.89%	1.65%	1.25%	(12.25)%	7%	$137,044

0.00	$54.34	2.03%	0.36%	0.25%	27.02%	4%	$1,832,524
0.00	$44.52	1.94%	0.37%	0.25%	(0.63)%	9%	$1,682,905
0.00	$47.45	1.84%	0.37%	0.25%	23.98%	3%	$1,709,455
0.00	$40.56	1.94%	0.63%	0.31%	13.55%	7%	$1,404,098
0.00	$41.88	2.49%	0.80%	0.27%	(20.09)%	6%	$115,745
0.00	$56.88	1.89%	0.65%	0.25%	(11.37)%	7%	$212,661

0.00	$54.16	1.83%	0.73%	0.45%	26.77%	4%	$149,637
0.00	$44.38	1.74%	0.75%	0.45%	(0.82)%	9%	$118,982
0.00	$47.30	1.64%	0.74%	0.45%	23.78%	3%	$131,141
0.00	$40.48	2.13%	0.79%	0.45%	3.29%	7%	$111,126

0.00	$13.40	2.35%	1.51%	1.50%	28.58%	16%	$5,922
0.00	$10.64	2.81%	1.46%	1.46%	(21.53)%	9%	$4,742
0.00	$14.03	2.41%	1.55%	1.47%	13.55%	16%	$6,213
0.00	$12.58	1.92%	1.69%	1.46%	0.52%	27%	$6,792
0.00	$12.67	2.28%	1.68%	1.50%	4.82%	41%	$8,769
0.00	$12.66	3.04%	1.74%	1.50%	(34.48)%	23%	$16,903

Please see footnotes on page 64.

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

	Beginning net asset value per share	Net investment income (loss)[1]	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains

International Value Fund (continued)
Class B
June 1, 2012 to May 31, 2013	$10.60	0.17 [5]	2.76	(0.10)	0.00
June 1, 2011 to May 31, 2012	$13.94	0.21 [5]	(3.29)	(0.26)	0.00
October 1, 2010 to May 31, 2011[4]	$12.42	0.11 [5]	1.49	(0.08)	0.00
October 1, 2009 to September 30, 2010	$12.57	0.12 [5]	(0.14)	(0.13)	0.00
October 1, 2008 to September 30, 2009	$12.42	0.14 [5]	0.25	(0.24)	0.00
October 1, 2007 to September 30, 2008	$19.82	0.38 [5]	(7.11)	(0.21)	(0.46)
Class C
June 1, 2012 to May 31, 2013	$10.47	0.19	2.70	(0.18)	0.00
June 1, 2011 to May 31, 2012	$13.79	0.23 [5]	(3.28)	(0.27)	0.00
October 1, 2010 to May 31, 2011[4]	$12.33	0.15 [5]	1.44	(0.13)	0.00
October 1, 2009 to September 30, 2010	$12.51	0.15	(0.18)	(0.15)	0.00
October 1, 2008 to September 30, 2009	$12.44	0.15 [5]	0.23	(0.31)	0.00
October 1, 2007 to September 30, 2008	$19.90	0.38 [5]	(7.13)	(0.25)	(0.46)
Administrator Class
June 1, 2012 to May 31, 2013	$10.57	0.33 [5]	2.70	(0.29)	0.00
June 1, 2011 to May 31, 2012	$13.95	0.35	(3.33)	(0.40)	0.00
October 1, 2010 to May 31, 2011[4]	$12.52	0.24 [5]	1.46	(0.27)	0.00
October 1, 2009 to September 30, 2010	$12.68	0.25	(0.15)	(0.26)	0.00
October 1, 2008 to September 30, 2009	$12.69	0.25 [5]	0.20	(0.46)	0.00
October 1, 2007 to September 30, 2008	$20.23	0.58 [5]	(7.27)	(0.39)	(0.46)
Institutional Class
June 1, 2012 to May 31, 2013	$10.58	0.35	2.73	(0.32)	0.00
June 1, 2011 to May 31, 2012	$13.98	0.36	(3.33)	(0.43)	0.00
October 1, 2010 to May 31, 2011[4]	$12.58	0.28	1.44	(0.32)	0.00
October 1, 2009 to September 30, 2010	$12.71	0.32	(0.20)	(0.25)	0.00
October 1, 2008 to September 30, 2009	$12.72	0.28 [5]	0.20	(0.49)	0.00
October 1, 2007 to September 30, 2008	$20.28	0.62 [5]	(7.31)	(0.41)	(0.46)

Small Company Growth Fund
Class A
June 1, 2012 to May 31, 2013	$26.21	(0.15)	8.17	0.00	0.00
June 1, 2011 to May 31, 2012	$29.53	(0.18)[5]	(3.14)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$21.23	(0.15)	8.45	0.00	0.00
October 1, 2009 to September 30, 2010	$18.56	(0.21)[5]	2.88	0.00	0.00
October 1, 2008 to September 30, 2009	$18.38	(0.17)[5]	0.35	0.00	0.00
October 1, 2007 to September 30, 2008	$30.20	(0.24)[5]	(7.24)	0.00	(4.17)
Class B
June 1, 2012 to May 31, 2013	$24.35	(0.36)[5]	7.56	0.00	0.00
June 1, 2011 to May 31, 2012	$27.63	(0.37)[5]	(2.91)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$19.97	(0.29)[5]	7.95	0.00	0.00
October 1, 2009 to September 30, 2010	$17.58	(0.34)[5]	2.73	0.00	0.00
October 1, 2008 to September 30, 2009	$17.55	(0.25)[5]	0.28	0.00	0.00
October 1, 2007 to September 30, 2008	$29.24	(0.40)[5]	(6.95)	0.00	(4.17)
Class C
June 1, 2012 to May 31, 2013	$24.62	(0.37)[5]	7.66	0.00	0.00
June 1, 2011 to May 31, 2012	$27.95	(0.36)[5]	(2.97)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$20.19	(0.30)[5]	8.06	0.00	0.00
October 1, 2009 to September 30, 2010	$17.77	(0.34)[5]	2.76	0.00	0.00
October 1, 2008 to September 30, 2009	$17.73	(0.26)[5]	0.30	0.00	0.00
October 1, 2007 to September 30, 2008	$29.49	(0.39)[5]	(7.03)	0.00	(4.17)

Please see footnotes on page 64.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	61

Distributions from tax basis return of capital	Ending net asset value per share	Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
		Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]

0.00	$13.43	1.34%	2.26%	2.25%	27.69%	16%	$70
0.00	$10.60	1.79%	2.21%	2.21%	(22.15)%	9%	$110
0.00	$13.94	1.28%	2.32%	2.22%	12.97%	16%	$194
0.00	$12.42	0.99%	2.44%	2.21%	(0.16)%	27%	$339
0.00	$12.57	1.39%	2.44%	2.25%	3.82%	41%	$581
0.00	$12.42	2.24%	2.49%	2.25%	(34.97)%	23%	$951

0.00	$13.18	1.67%	2.26%	2.25%	27.67%	16%	$595
0.00	$10.47	1.96%	2.21%	2.21%	(22.14)%	9%	$441
0.00	$13.79	1.75%	2.30%	2.22%	13.00%	16%	$665
0.00	$12.33	1.11%	2.45%	2.21%	(0.21)%	27%	$665
0.00	$12.51	1.56%	2.43%	2.25%	3.90%	41%	$791
0.00	$12.44	2.29%	2.46%	2.25%	(34.99)%	23%	$799

0.00	$13.31	2.67%	1.34%	1.25%	28.90%	16%	$372,187
0.00	$10.57	3.04%	1.29%	1.25%	(21.37)%	9%	$259,969
0.00	$13.95	2.84%	1.38%	1.25%	13.73%	16%	$313,423
0.00	$12.52	2.26%	1.53%	1.21%	0.80%	27%	$259,768
0.00	$12.68	2.50%	1.50%	1.25%	4.89%	41%	$231,537
0.00	$12.69	3.50%	1.56%	1.25%	(34.30)%	23%	$206,603

0.00	$13.34	2.81%	1.08%	1.05%	29.20%	16%	$1,941
0.00	$10.58	3.20%	1.03%	1.03%	(21.26)%	9%	$1,505
0.00	$13.98	3.04%	1.11%	1.03%	13.92%	16%	$1,797
0.00	$12.58	2.51%	1.08%	1.01%	1.01%	27%	$1,518
0.00	$12.71	2.79%	1.23%	1.05%	5.15%	41%	$1,766
0.00	$12.72	3.83%	1.29%	1.05%	(34.22)%	23%	$786

0.00	$34.23	(0.58)%	1.53%	1.45%	30.55%	109%	$9,357
0.00	$26.21	(0.70)%	1.46%	1.44%	(11.18)%	107%	$6,450
0.00	$29.53	(1.04)%	1.45%	1.44%	39.11%	70%	$7,201
0.00	$21.23	(1.05)%	1.50%	1.45%	14.39%	129%	$4,042
0.00	$18.56	(1.13)%	1.54%	1.44%	0.92%	169%	$2,408
(0.17)	$18.38	(1.09)%	1.53%	1.45%	(27.91)%	150%	$2,109

0.00	$31.55	(1.33)%	2.28%	2.20%	29.57%	109%	$164
0.00	$24.35	(1.48)%	2.21%	2.19%	(11.87)%	107%	$193
0.00	$27.63	(1.78)%	2.19%	2.19%	38.43%	70%	$380
0.00	$19.97	(1.83)%	2.24%	2.20%	13.54%	129%	$251
0.00	$17.58	(1.85)%	2.29%	2.19%	0.17%	169%	$312
(0.17)	$17.55	(1.85)%	2.28%	2.20%	(28.45)%	150%	$344

0.00	$31.91	(1.31)%	2.28%	2.20%	29.56%	109%	$2,406
0.00	$24.62	(1.45)%	2.22%	2.19%	(11.85)%	107%	$1,628
0.00	$27.95	(1.80)%	2.20%	2.19%	38.39%	70%	$1,736
0.00	$20.19	(1.81)%	2.24%	2.20%	13.62%	129%	$820
0.00	$17.77	(1.87)%	2.29%	2.19%	0.23%	169%	$605
(0.17)	$17.73	(1.85)%	2.23%	2.20%	(28.44)%	150%	$231

Please see footnotes on page 64.

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

	Beginning net asset value per share	Net investment income (loss)[1]	Net realized and unrealized gains (losses) on investments	Distributions from net investment income	Distributions from net realized gains

Small Company Growth Fund (continued)
Administrator Class
June 1, 2012 to May 31, 2013	$26.90	(0.09)[5]	8.38	(0.06)	0.00
June 1, 2011 to May 31, 2012	$30.22	(0.13)[5]	(3.19)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$21.70	(0.14)[5]	8.66	0.00	0.00
October 1, 2009 to September 30, 2010	$18.90	(0.16)[5]	2.96	0.00	0.00
October 1, 2008 to September 30, 2009	$18.68	(0.12)[5]	0.34	0.00	0.00
October 1, 2007 to September 30, 2008	$30.54	(0.19)[5]	(7.33)	0.00	(4.17)
Institutional Class
June 1, 2012 to May 31, 2013	$27.15	(0.06)[5]	8.51	(0.14)	0.00
June 1, 2011 to May 31, 2012	$30.44	(0.07)[5]	(3.22)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$21.81	(0.12)[5]	8.75	0.00	0.00
October 1, 2009 to September 30, 2010	$18.94	(0.05)[5]	2.92	0.00	0.00
October 1, 2008 to September 30, 2009	$18.70	(0.08)[5]	0.32	0.00	0.00
March 31, 2008[8] to September 30, 2008	$20.18	(0.05)[5]	(1.43)	0.00	0.00

Small Company Value Fund
Class A
June 1, 2012 to May 31, 2013	$13.17	(0.00)[6]	3.93	0.00	0.00
June 1, 2011 to May 31, 2012	$14.36	0.03	(1.11)	(0.11)	0.00
October 1, 2010 to May 31, 2011[4]	$11.38	0.11	2.87	0.00	0.00
October 1, 2009 to September 30, 2010	$9.84	(0.02)	1.56	0.00	0.00
October 1, 2008 to September 30, 2009	$10.55	0.04 [5]	(0.71)	(0.04)	0.00
October 1, 2007 to September 30, 2008	$15.35	0.05 [5]	(3.36)	0.00	(1.49)
Class B
June 1, 2012 to May 31, 2013	$12.21	(0.10)[5]	3.63	0.00	0.00
June 1, 2011 to May 31, 2012	$13.30	(0.08)[5]	(1.01)	0.00	0.00
October 1, 2010 to May 31, 2011[4]	$10.59	0.04 [5]	2.67	0.00	0.00
October 1, 2009 to September 30, 2010	$9.20	(0.10)[5]	1.49	0.00	0.00
October 1, 2008 to September 30, 2009	$9.89	(0.01)[5]	(0.68)	0.00	0.00
October 1, 2007 to September 30, 2008	$14.59	(0.04)[5]	(3.17)	0.00	(1.49)
Class C
June 1, 2012 to May 31, 2013	$12.16	(0.10)[5]	3.62	0.00	0.00
June 1, 2011 to May 31, 2012	$13.30	(0.08)[5]	(1.02)	(0.04)	0.00
October 1, 2010 to May 31, 2011[4]	$10.59	0.02 [5]	2.69	0.00	0.00
October 1, 2009 to September 30, 2010	$9.20	(0.09)[5]	1.48	0.00	0.00
October 1, 2008 to September 30, 2009	$9.89	(0.02)[5]	(0.67)	0.00	0.00
October 1, 2007 to September 30, 2008	$14.59	(0.04)[5]	(3.17)	0.00	(1.49)
Administrator Class
June 1, 2012 to May 31, 2013	$13.39	0.03 [5]	4.01	(0.01)	0.00
June 1, 2011 to May 31, 2012	$14.60	0.06	(1.13)	(0.14)	0.00
October 1, 2010 to May 31, 2011[4]	$11.55	0.12 [5]	2.93	0.00	0.00
October 1, 2009 to September 30, 2010	$9.94	(0.02)	1.63	0.00	0.00
October 1, 2008 to September 30, 2009	$10.69	0.06 [5]	(0.74)	(0.07)	0.00
October 1, 2007 to September 30, 2008	$15.54	0.08 [5]	(3.39)	(0.05)	(1.49)
Institutional Class
June 1, 2012 to May 31, 2013	$13.41	0.06 [5]	4.03	(0.05)	0.00
June 1, 2011 to May 31, 2012	$14.63	0.11	(1.17)	(0.16)	0.00
October 1, 2010 to May 31, 2011[4]	$11.55	0.13 [5]	2.95	0.00	0.00
July 30, 2010[8] to September 30, 2010	$11.26	0.02	0.27	0.00	0.00

Please see footnotes on page 64.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	63

Distributions from tax basis return of capital	Ending net asset value per share	Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
		Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]

0.00	$35.13	(0.30)%	1.37%	1.20%	30.89%	109%	$98,445
0.00	$26.90	(0.48)%	1.30%	1.20%	(10.99)%	107%	$97,776
0.00	$30.22	(0.78)%	1.28%	1.20%	39.33%	70%	$177,938
0.00	$21.70	(0.82)%	1.32%	1.20%	14.76%	129%	$237,761
0.00	$18.90	(0.85)%	1.35%	1.19%	1.18%	169%	$229,380
(0.17)	$18.68	(0.84)%	1.34%	1.20%	(27.70)%	150%	$242,802

0.00	$35.46	(0.19)%	1.10%	0.95%	31.25%	109%	$71,336
0.00	$27.15	(0.27)%	1.03%	0.95%	(10.78)%	107%	$9,692
0.00	$30.44	(0.61)%	1.01%	0.95%	39.59%	70%	$91,704
0.00	$21.81	(0.25)%	1.05%	0.95%	14.98%	129%	$1,175
0.00	$18.94	(0.57)%	1.09%	0.95%	1.39%	169%	$9
0.00	$18.70	(0.59)%	1.08%	0.95%	(7.33)%	150%	$54,827

0.00	$17.10	(0.02)%	1.57%	1.45%	29.84%	57%	$21,652
0.00	$13.17	0.08%	1.50%	1.45%	(7.44)%	60%	$18,605
0.00	$14.36	1.07%	1.49%	1.42%	26.19%	47%	$26,222
0.00	$11.38	(0.21)%	1.65%	1.45%	15.53%	60%	$22,492
0.00	$9.84	0.55%	1.55%	1.45%	(6.14)%	99%	$20,202
0.00	$10.55	0.42%	1.52%	1.45%	(22.58)%	82%	$34,964

0.00	$15.74	(0.75)%	2.31%	2.20%	28.91%	57%	$197
0.00	$12.21	(0.67)%	2.25%	2.20%	(8.20)%	60%	$500
0.00	$13.30	0.45%	2.25%	2.17%	25.59%	47%	$1,340
0.00	$10.59	(0.99)%	2.40%	2.20%	14.98%	60%	$2,079
0.00	$9.20	(0.20)%	2.30%	2.20%	(6.88)%	99%	$2,792
0.00	$9.89	(0.33)%	2.31%	2.20%	(23.16)%	82%	$5,086

0.00	$15.68	(0.76)%	2.32%	2.20%	28.95%	57%	$1,814
0.00	$12.16	(0.68)%	2.25%	2.20%	(8.20)%	60%	$1,557
0.00	$13.30	0.29%	2.24%	2.17%	25.59%	47%	$2,150
0.00	$10.59	(0.94)%	2.40%	2.20%	14.98%	60%	$1,763
0.00	$9.20	(0.26)%	2.30%	2.20%	(6.88)%	99%	$1,437
0.00	$9.89	(0.33)%	2.30%	2.20%	(23.15)%	82%	$1,728

0.00	$17.42	0.23%	1.40%	1.20%	30.21%	57%	$60,550
0.00	$13.39	0.32%	1.33%	1.20%	(7.24)%	60%	$60,333
0.00	$14.60	1.34%	1.33%	1.20%	26.41%	47%	$70,022
0.00	$11.55	(0.05)%	1.47%	1.20%	16.20%	60%	$60,081
0.00	$9.94	0.85%	1.37%	1.20%	(6.06)%	99%	$124,072
0.00	$10.69	0.71%	1.38%	1.20%	(22.33)%	82%	$252,275

0.00	$17.45	0.40%	1.14%	1.00%	30.54%	57%	$8,185
0.00	$13.41	0.59%	1.05%	1.00%	(7.14)%	60%	$62
0.00	$14.63	1.42%	1.02%	0.96%	26.67%	47%	$16
0.00	$11.55	1.02%	1.15%	1.00%	2.58%	60%	$10

Please see footnotes on page 64.

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

1.	Includes net expenses allocated from affiliated Master Portfolio(s) in which the Fund invests.

2.	Total return calculations do not include any applicable sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Master Portfolio by the corresponding Master Portfolio’s portfolio turnover rate.

4.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

5.	Calculated based upon average shares outstanding

6.	Amount is less than $0.005.

7.	On June 20, 2008, Class D was renamed Investor Class.

8.	Commencement of class operations

9.	For the ten months ended May 31, 2011. The Fund changed its fiscal year end from July 31 to May 31, effective May 31, 2011.

10.	At the close of business on July 16, 2010, the Fund acquired the net assets of Evergreen Equity Index Fund which became the accounting and performance survivor in the transaction. The information for the periods prior to July 19, 2010 is that of Evergreen Equity Index Fund. The per share information has been adjusted to give effect to this transaction.

11.	Investor Class of Evergreen Equity Index Fund, the accounting and performance survivor, did not exist prior to the reorganization. As a result, accounting and performance information for Investor Class commenced operation on July 16, 2010.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	65

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage C&B Large Cap Value Fund (“C&B Large Cap Value Fund”), Wells Fargo Advantage Diversified Equity Fund (“Diversified Equity Fund”), Wells Fargo Advantage Emerging Growth Fund (“Emerging Growth Fund”), Wells Fargo Advantage Index Fund (“Index Fund”), Wells Fargo Advantage International Value Fund (“International Value Fund”), Wells Fargo Advantage Small Company Growth Fund (“Small Company Growth Fund”), and Wells Fargo Advantage Small Company Value Fund (“Small Company Value Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Fund seeks to achieve its investment objective by investing all investable assets in one or more separate diversified portfolios (each, a “Master Portfolio”, collectively, the “Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records on a daily basis its share of the Master Portfolio’s income, expense, and realized and unrealized gains and losses. The financial statements of the Master Portfolios for the year ended May 31, 2013 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2013, the Funds own the following percentages of the Master Portfolio(s):

	C&B Large Cap Value Fund	Diversified Equity Fund	Emerging Growth Fund	Index Fund	International Value Fund	Small Company Growth Fund	Small Company Value Fund
Wells Fargo Advantage C&B Large Cap Value Portfolio	86%	9%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Diversified Large Cap Growth Portfolio	N/A	63%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Emerging Growth Portfolio	N/A	1%	91%	N/A	N/A	N/A	N/A
Wells Fargo Advantage Index Portfolio	N/A	4%	N/A	94%	N/A	N/A	N/A
Wells Fargo Advantage International Growth Portfolio	N/A	20%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage International Value Portfolio	N/A	6%	N/A	N/A	90%	N/A	N/A
Wells Fargo Advantage Large Company Value Portfolio	N/A	63%	N/A	N/A	N/A	N/A	N/A
Wells Fargo Advantage Small Company Growth Portfolio	N/A	5%	N/A	N/A	N/A	92%	N/A
Wells Fargo Advantage Small Company Value Portfolio	N/A	9%	N/A	N/A	N/A	N/A	45%

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Investments in the Master Portfolios are valued daily based on each Fund’s proportionate share of each Master Portfolio’s net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a

66	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each Master Portfolio. Realized gains or losses in each Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Master Portfolio is informed of the ex-dividend date. Dividend income from foreign securities in each Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Each Fund records daily its proportionate share of each Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	67

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed (overdistributed) net investment income (loss)	Accumulated net realized gains (losses) on investments
C&B Large Cap Value Fund	$0	$34,571	$(34,571)
Diversified Equity Fund	0	12,882	(12,882)
Emerging Growth Fund	(16,341,760)	6,336,918	10,004,842
Index Fund	29,361	(496,305)	466,944
International Value Fund	0	(378,660)	378,660
Small Company Growth Fund	(86,809,746)	546,058	86,263,688
Small Company Value Fund	(739)	(164,905)	165,644

At May 31, 2013, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Pre-enactment capital loss expiration*				Post-enactment capital losses**
	2016	2017	2018	2019	Long-term
C&B Large Cap Value Fund	$0	$4,858,463	$52,060,627	$16,296,879	$0
International Value Fund	0	6,753,262	39,532,291	4,561,591	3,424,543
Small Company Growth Fund	820,227	273,409	0	0	0
Small Company Value Fund	0	19,365,293	80,412,918	0	0

*	Losses incurred in taxable years beginning before December 22, 2010.

**	Losses incurred in taxable years which began after December 22, 2010 are carried forward for an unlimited period.

At May 31, 2013, current year deferred post-October capital losses and any late-year ordinary loss, which will be recognized on the first day of the following fiscal year were as follows:

	Deferred post-October capital loss	Late-year ordinary loss*
Emerging Growth Fund	$0	$3,234,223
International Value Fund	1,203,684	0
Small Company Growth Fund	0	383,228
Small Company Value Fund	0	34,585

*	A late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31 and (b) other ordinary Income or loss for the portion of the taxable year after December 31.

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

68	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2013, each Fund’s investments in an affiliated Master Portfolio were designated as Level 2 inputs.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2013, the Funds did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Funds.

For each Fund that invests all of its assets in a single Master Portfolio, Wells Fargo Fund Management, LLC (“Funds Management”) does not currently receive an advisory fee. For Diversified Equity Fund which invests in multiple Master Portfolios, Funds Management is entitled to receive an annual advisory fee for providing such advisory services, including the determination of the asset allocations of its investments in the various Master Portfolios. Funds Management receives an annual advisory fee starting at 0.25% and declining to 0.19% as the average daily net assets of Diversified Equity Fund increases. Prior to October 1, 2012, Funds Management received an annual advisory fee of 0.25% of Diversified Equity Fund’s average daily net assets. For the year ended May 31, 2013, the advisory fee for Diversified Equity Fund was equivalent to an annual rate of 0.25% of its average daily net assets.

Funds Management also serves as the adviser to each Master Portfolio and is entitled to receive a fee from each Master Portfolio for those services.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10
Institutional Class	0.08
Investor Class	0.32

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	69

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Expiration date	Class A	Class B	Class C	Administrator Class	Institutional Class	Investor Class
C&B Large Cap Value Fund	September 30, 2013	1.15%	1.90%	1.90%	0.95%	0.70%	1.20%
Diversified Equity Fund	September 30, 2013	1.25	2.00	2.00	1.00	N/A	N/A
Emerging Growth Fund	September 30, 2013	1.37	N/A	2.12	1.20	0.90	1.43
Index Fund	September 30, 2013	0.56	1.31	1.31	0.25	N/A	0.45
International Value Fund	September 30, 2013	1.50	2.25	2.25	1.25	1.05	N/A
Small Company Growth Fund	September 30, 2013	1.45	2.20	2.20	1.20	0.95	N/A
Small Company Value Fund	September 30, 2013	1.45	2.20	2.20	1.20	1.00	N/A

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended May 31, 2013, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges Class A	Contingent deferred sales charges
		Class B	Class C
C&B Large Cap Value Fund	$3,062	$796	$6
Diversified Equity Fund	4,176	366	152
Emerging Growth Fund	746	N/A	140
Index Fund	7,638	600	1,290
International Value Fund	833	0	0
Small Company Growth Fund	1,417	0	77
Small Company Value Fund	699	0	246

Shareholder servicing

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Administrator Class of the Index Fund is charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

70	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended May 31, 2013 were as follows:

	Purchases at cost*	Sales proceeds*
C&B Large Cap Value Fund	$51,321,801	$99,077,416
Diversified Equity Fund	134,273,112	186,018,478
Emerging Growth Fund	575,640,604	697,406,837
Index Fund	82,042,655	389,334,269
International Value Fund	79,977,784	48,637,256
Small Company Growth Fund	158,488,395	169,930,535
Small Company Value Fund	47,737,268	73,437,368

*	The Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio’s purchases and sales. Purchases and sales of unaffiliated securities in which the Funds invest are actual purchases and sale of those securities.

6. ACQUISITIONS

After the close of business on March 1, 2013, Small Company Growth Fund acquired the net assets of Wells Fargo Advantage Diversified Small Cap Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Shareholders holding Administrator Class shares of Wells Fargo Advantage Diversified Small Cap Fund received Institutional Class shares of Small Company Growth Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Diversified Small Cap Fund for 301,128 Institutional Class shares of Small Company Growth Fund valued at $9,870,350 at an exchange ratio of 0.46. The investment portfolio of Wells Fargo Advantage Diversified Small Cap Fund with a fair value of $9,643,858, identified cost of $9,890,123 and unrealized losses of $246,265 at March 1, 2013 were the principal assets acquired by Small Company Growth Fund. The aggregate net assets of Wells Fargo Advantage Diversified Small Cap Fund and Small Company Growth Fund immediately prior to the acquisition were $9,870,350 and $152,550,197, respectively. The aggregate net assets of Small Company Growth Fund immediately after the acquisition were $162,420,547. For financial reporting purposes, assets received and shares issued by Small Company Growth Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Diversified Small Cap Fund was carried forward to align ongoing reporting of Small Company Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for Small Company Growth Fund, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment loss	$(381,440)
Net realized and unrealized gains on investments	$41,583,507
Net increase in net assets resulting from operations	$41,202,067

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Diversified Small Cap Fund that have been included in Small Company Growth Fund’s Statement of Operations since March 4, 2013.

After the close of business on August 26, 2011, Emerging Growth Fund acquired the net assets of Wells Fargo Advantage Small Cap Growth Fund. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. Wells Fargo Advantage Small Cap Growth Fund transferred all of its portfolio securities to Wells Fargo Advantage Emerging Growth Portfolio (a master portfolio in which Emerging Growth Fund invests all of its assets) in exchange for interests in Wells Fargo Advantage Emerging Growth Portfolio. Immediately thereafter, Wells Fargo Advantage Small Cap Growth Fund transferred all of its equity interests in Wells Fargo Advantage Emerging Growth Portfolio to Emerging Growth Fund in exchange for shares of Emerging Growth. Shareholders holding Class A, Class B, Class C, Administrator Class, Institutional Class and Investor Class shares of Wells Fargo Advantage Small Cap Growth Fund received Class A, Class A, Class C, Administrator Class, Institutional Class and Investor Class shares, respectively, of Emerging Growth Fund in the reorganization. The acquisition was accomplished by a tax-free exchange of all of the shares of Wells Fargo Advantage Small

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	71

Cap Growth Fund for 91,597,530 shares of Emerging Growth Fund valued at $986,870,452 at an exchange ratio of 0.92, 0.84, 0.86, 0.93, 0.95 and 0.91 for Class A, Class A, Class C, Administrator Class, Institutional Class and Investor Class shares, respectively. The investment portfolio of Wells Fargo Advantage Small Cap Growth Fund with a fair value of $983,123,142, identified cost of $1,049,145,570 and unrealized losses of $66,022,428 at August 26, 2011 were the principal assets acquired by Emerging Growth Fund. The aggregate net assets of Wells Fargo Advantage Small Cap Growth Fund and Emerging Growth Fund immediately prior to the acquisition were $986,870,452 and $21,206,634, respectively. The aggregate net assets of Emerging Growth Fund immediately after the acquisition were $1,008,077,086. For financial reporting purposes, assets received and shares issued by Emerging Growth Fund were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Small Cap Growth Fund was carried forward to align ongoing reporting Emerging Growth Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2011, the beginning of the annual reporting period for Emerging Growth Fund, the pro forma results of operations for the year ended May 31, 2012 would have been:

Net investment loss	$(3,409,990)
Net realized and unrealized losses on investments	$(28,375,166)
Net decrease in net assets resulting from operations	$(31,785,156)

7. BANK BORROWINGS

The Trust (excluding Diversified Equity Fund, the money market funds, and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company. Diversified Equity Fund and certain other funds in the Trust are parties to a $25,000,000 revolving credit agreement with Bank of New York Mellon. Under each agreement, the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under each credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, the applicable Funds pay an annual commitment fee equal to 0.10% under the credit agreement with State Street Bank and Trust Company and an annual commitment fee equal to 0.15% under the credit agreement with Bank of New York Mellon. The annual commitment fee applied on the unused balance is allocated to each participating fund. For the year ended May 31, 2013, the Funds paid the following amounts in commitment fees:

Commitment fee
C&B Large Cap Value Fund	$491
Diversified Equity Fund	1,181
Emerging Growth Fund	1,548
Index Fund	4,076
International Value Fund	679
Small Company Growth Fund	282
Small Company Value Fund	181

For the year ended May 31, 2013, there were no borrowings by the Funds under the agreement.

72	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2013 and May 31, 2012 were as follows:

	Ordinary income		Long-term capital gain
	2013	2012	2013	2012
C&B Large Cap Value Fund	$4,482,883	$4,583,466	$0	$0
Diversified Equity Fund	5,436,165	4,019,507	18,698,099	24,006,533
Emerging Growth Fund	0	0	44,109,041	0
Index Fund	49,631,942	42,740,443	41,881,258	76,141,962
International Value Fund	7,996,393	9,494,569	0	0
Small Company Growth Fund	0	0	273,170	0
Small Company Value Fund	56,065	796,871	0	0

As of May 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains (losses)	Late-year ordinary losses deferred *	Capital loss carryforward
C&B Large Cap Value Fund	$1,250,475	$0	$69,815,444	$0	$(73,215,969)
Diversified Equity Fund	8,310,827	17,994,984	33,186,086	0	0
Emerging Growth Fund	0	1,286,696	206,266,166	(3,234,223)	0
Index Fund	21,248,238	62,613,058	909,104,994	0	0
International Value Fund	6,184,956	0	(9,798,432)	0	(55,475,371)
Small Company Growth Fund	0	4,841,706	(5,222,311)	(383,228)	(1,093,636)
Small Company Value Fund	0	0	11,365,981	(34,585)	(99,778,211)

*	This amount will be recognized on the first day of the following fiscal year.

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of industries, sectors, countries or geographical regions. Funds that invest a substantial portion of their assets in an industry or sector may be more affected by changes in that industry or sector than would be a fund whose investments are not heavily weighted in any industry or sector. Funds that focus their investments in particular countries or geographic regions may be particularly susceptible to economic and political events affecting those countries or regions. The Portfolio of Investments includes information on each Fund’s holdings, including sector, industry and/or geographical composition, as relevant.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Report of independent registered public accounting firm	Wells Fargo Advantage Equity Gateway Funds	73

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, and Wells Fargo Advantage Small Company Value Fund, seven of the funds constituting the Wells Fargo Funds Trust (the “Funds”), as of May 31, 2013, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from October 1, 2010 (August 1, 2010 for Index Fund) to May 31, 2011, and each of the years in the three-year period ended September 30, 2010 (July 31, 2010 for Index Fund). These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included agreement of investments owned as of May 31, 2013 to the Master Portfolios’ records (see Note 1). An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of the Wells Fargo Funds Trust as of May 31, 2013, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 29, 2013

74	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.99%

Consumer Discretionary: 14.53%

Hotels, Restaurants & Leisure: 4.38%
Carnival Corporation	231,300	$7,656,030
McDonald’s Corporation	78,100	7,542,116

		15,198,146

Household Durables: 2.29%
NVR Incorporated †	8,070	7,935,312

Media: 3.61%
Omnicom Group Incorporated «	201,600	12,525,408

Multiline Retail: 2.24%
Kohl’s Corporation	151,600	7,793,756

Specialty Retail: 2.01%
Best Buy Company Incorporated	253,480	6,983,374

Consumer Staples: 9.96%

Beverages: 2.54%
Coca-Cola Enterprises Incorporated	121,500	4,514,940
Diageo plc ADR	36,300	4,292,838

		8,807,778

Household Products: 4.33%
Colgate-Palmolive Company	86,200	4,985,808
Henkel AG & Company KGaA ADR	62,800	5,135,665
Procter & Gamble Company	64,100	4,920,316

		15,041,789

Personal Products: 1.00%
Avon Products Incorporated	147,000	3,464,790

Tobacco: 2.09%
Philip Morris International	79,800	7,254,618

Energy: 5.66%

Oil, Gas & Consumable Fuels: 5.66%
Chevron Corporation	51,400	6,309,350
Devon Energy Corporation	113,500	6,452,475
Exxon Mobil Corporation	76,000	6,875,720

		19,637,545

Financials: 25.01%

Capital Markets: 5.69%
Charles Schwab Corporation	286,300	5,685,918
State Street Corporation	212,600	14,069,868

		19,755,786

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	75

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Commercial Banks: 2.48%
PNC Financial Services Group Incorporated	120,300	$8,618,292

Consumer Finance: 3.10%
American Express Company	142,100	10,758,391

Diversified Financial Services: 5.07%
Bank of America Corporation	398,500	5,443,510
JPMorgan Chase & Company	222,300	12,135,357

		17,578,867

Insurance: 8.67%
Axis Capital Holdings Limited	122,250	5,325,210
Berkshire Hathaway Incorporated Class B †	66,500	7,585,655
RenaissanceRe Holdings Limited	88,200	7,581,672
The Progressive Corporation «	214,700	5,472,703
Willis Group Holdings plc	105,900	4,136,454

		30,101,694

Health Care: 11.85%

Health Care Equipment & Supplies: 3.23%
Baxter International Incorporated	100,600	7,075,198
Becton Dickinson & Company «	42,000	4,142,040

		11,217,238

Health Care Providers & Services: 6.46%
Cardinal Health Incorporated	151,800	7,128,528
Quest Diagnostics Incorporated	147,900	9,146,136
UnitedHealth Group Incorporated	97,900	6,131,477

		22,406,141

Pharmaceuticals: 2.16%
Johnson & Johnson	89,100	7,500,438

Industrials: 12.75%

Aerospace & Defense: 2.87%
Raytheon Company	149,500	9,962,680

Air Freight & Logistics: 1.38%
United Parcel Service Incorporated Class B	55,700	4,784,630

Commercial Services & Supplies: 1.85%
Cintas Corporation «	140,500	6,414,528

Industrial Conglomerates: 2.67%
3M Company	84,200	9,284,734

Machinery: 3.98%
Illinois Tool Works Incorporated	115,600	8,107,028
Parker Hannifin Corporation	57,400	5,726,224

		13,833,252

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

C&B LARGE CAP VALUE PORTFOLIO

Security name		Shares	Value

Information Technology: 11.15%

Electronic Equipment, Instruments & Components: 3.28%
Molex Incorporated Class A «		188,200	$4,622,192
TE Connectivity Limited		152,300	6,760,597

			11,382,789

IT Services: 4.35%
Fiserv Incorporated †		75,200	6,554,432
Western Union Company «		521,200	8,537,256

			15,091,688

Semiconductors & Semiconductor Equipment: 2.00%
Lam Research Corporation †		148,900	6,965,542

Software: 1.52%
Microsoft Corporation		151,200	5,273,856

Materials: 3.94%

Containers & Packaging: 3.94%
Ball Corporation		176,140	7,602,202
Rock-Tenn Company Class A		61,700	6,094,726

			13,696,928

Telecommunication Services: 1.37%

Wireless Telecommunication Services: 1.37%
Vodafone Group plc ADR		164,400	4,759,380

Utilities: 1.77%

Electric Utilities: 1.77%
Entergy Corporation		89,100	6,137,208

Total Common Stocks (Cost $250,719,758)			340,166,578

	Dividend yield

Preferred Stocks: 0.59%

Consumer Staples: 0.59%

Household Products: 0.59%
Henkel AG & Company KGaA ADR ±	1.28%	21,300	2,059,331

Total Preferred Stocks (Cost $984,434)			2,059,331

	Yield

Short-Term Investments: 7.67%

Investment Companies: 7.67%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10	4,722,435	4,722,435
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.16	21,906,500	21,906,500

Total Short-Term Investments (Cost $26,628,935)			26,628,935

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	77

C&B LARGE CAP VALUE PORTFOLIO

		Value

Total investments in securities (Cost $278,333,127) *	106.25%	$368,854,844
Other assets and liabilities, net	(6.25)	(21,700,305)

Total net assets	100.00%	$347,154,539

†	Non-income-earning security

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $287,979,431 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$91,590,177
Gross unrealized depreciation	(10,714,764)

Net unrealized appreciation	$80,875,413

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 99.19%

Consumer Discretionary: 24.96%

Auto Components: 0.13%
BorgWarner Incorporated †	1,250	$101,338
Delphi Automotive plc	1,900	92,739

		194,077

Automobiles: 0.07%
Tesla Motors Incorporated †	1,091	106,656

Distributors: 0.18%
LKQ Corporation †	10,650	260,712

Hotels, Restaurants & Leisure: 4.56%
Chipotle Mexican Grill Incorporated †	4,160	1,501,760
Marriott International Incorporated Class A	14,300	600,743
McDonald’s Corporation	7,790	752,280
Starbucks Corporation	52,651	3,320,699
Wynn Resorts Limited	4,190	569,379

		6,744,861

Internet & Catalog Retail: 4.18%
Amazon.com Incorporated †	13,010	3,500,080
priceline.com Incorporated †	3,345	2,689,146

		6,189,226

Media: 2.87%
CBS Corporation Class B	36,940	1,828,530
Discovery Communications Incorporated Class A †	11,910	939,223
Liberty Global Incorporated Series C «†	16,040	1,101,788
News Corporation Class A	11,490	368,944

		4,238,485

Multiline Retail: 4.08%
Dollar General Corporation †	38,531	2,034,437
Dollar Tree Incorporated †	53,240	2,557,650
Nordstrom Incorporated	24,450	1,438,149

		6,030,236

Specialty Retail: 5.75%
Bed Bath & Beyond Incorporated †	5,100	348,075
CarMax Incorporated †	34,180	1,598,599
Dick’s Sporting Goods Incorporated	17,625	922,493
GNC Holdings Incorporated Class A «	6,430	289,543
Home Depot Incorporated	21,120	1,661,299
O’Reilly Automotive Incorporated †	6,300	686,133
Ross Stores Incorporated	8,320	534,976
TJX Companies Incorporated	21,490	1,087,609

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	79

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Specialty Retail (continued)
Tractor Supply Company	7,290	$816,334
Ulta Salon Cosmetics & Fragrance Incorporated «†	6,140	557,266

		8,502,327

Textiles, Apparel & Luxury Goods: 3.14%
lululemon athletica incorporated «†	17,940	1,395,911
Michael Kors Holdings Limited †	12,765	801,897
Nike Incorporated Class B	11,740	723,888
Ralph Lauren Corporation	4,310	754,638
Under Armour Incorporated Class A «†	6,040	374,480
VF Corporation	3,190	586,513

		4,637,327

Consumer Staples: 6.34%

Beverages: 1.81%
Anheuser-Busch Companies Incorporated ADR	11,410	1,048,807
Constellation Brands Incorporated Class A †	26,410	1,399,994
The Coca-Cola Company	5,620	224,744

		2,673,545

Food & Staples Retailing: 4.14%
Costco Wholesale Corporation	11,940	1,309,460
CVS Caremark Corporation	13,990	805,544
Walgreen Company	15,060	719,266
Whole Foods Market Incorporated	63,340	3,284,812

		6,119,082

Food Products: 0.05%
Mondelez International Incorporated Class A	2,600	77,309

Personal Products: 0.34%
Estee Lauder Companies Incorporated Class A	7,470	506,317

Energy: 4.77%

Energy Equipment & Services: 1.04%
National Oilwell Varco Incorporated	6,795	477,689
Schlumberger Limited	14,566	1,063,755

		1,541,444

Oil, Gas & Consumable Fuels: 3.73%
Concho Resources Incorporated †	16,530	1,382,900
Continental Resources Incorporated †	4,820	391,047
Energy XXI (Bermuda) Limited «	9,640	246,109
Pioneer Natural Resources Company	21,790	3,021,837
The Williams Companies Incorporated	13,205	464,552

		5,506,445

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Financials: 4.60%

Capital Markets: 1.31%
Ameriprise Financial Incorporated	5,810	$473,631
Northern Trust Corporation	5,440	316,336
TD Ameritrade Holding Corporation	48,540	1,137,778

		1,927,745

Consumer Finance: 1.95%
American Express Company	24,334	1,842,327
Discover Financial Services	22,040	1,044,916

		2,887,243

Diversified Financial Services: 0.76%
Intercontinental Exchange Incorporated «†	6,560	1,123,138

Real Estate Management & Development: 0.58%
CBRE Group Incorporated †	37,080	859,514

Health Care: 13.85%

Biotechnology: 7.07%
Alexion Pharmaceuticals Incorporated †	24,120	2,352,665
Biogen Idec Incorporated †	7,040	1,671,930
BioMarin Pharmaceutical Incorporated †	2,590	162,393
Celgene Corporation †	14,650	1,811,473
Gilead Sciences Incorporated †	62,000	3,377,760
Medivation Incorporated †	1,000	48,560
Onyx Pharmaceuticals Incorporated «†	3,640	347,438
Quintiles Transnational Holdings Incorporated †	583	25,675
Regeneron Pharmaceutical Incorporated †	1,240	299,919
Vertex Pharmaceuticals Incorporated †	4,380	351,758

		10,449,571

Health Care Equipment & Supplies: 0.98%
Covidien plc	16,160	1,027,776
Intuitive Surgical Incorporated †	840	417,925

		1,445,701

Health Care Providers & Services: 2.14%
AmerisourceBergen Corporation	18,653	1,008,754
Catamaran Corporation †	19,590	964,220
Express Scripts Holding Corporation †	5,080	315,570
HCA Holdings Incorporated	22,336	872,444

		3,160,988

Health Care Technology: 1.07%
Cerner Corporation «†	16,170	1,589,188

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	81

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Life Sciences Tools & Services: 0.72%
Agilent Technologies Incorporated	11,290	$513,131
Covance Incorporated †	500	37,290
Mettler-Toledo International Incorporated †	2,380	519,459

		1,069,880

Pharmaceuticals: 1.87%
Allergan Incorporated	12,660	1,259,543
Perrigo Company	1,150	133,297
Sanofi ADR	19,613	1,041,254
Shire plc ADR	3,320	326,920

		2,761,014

Industrials: 11.91%

Aerospace & Defense: 2.75%
Precision Castparts Corporation	10,733	2,296,003
The Boeing Company	5,680	562,434
United Technologies Corporation	12,760	1,210,924

		4,069,361

Air Freight & Logistics: 0.59%
United Parcel Service Incorporated Class B	10,220	877,898

Airlines: 0.04%
Southwest Airlines Company	4,000	56,680

Building Products: 0.29%
Fortune Brands Home & Security Incorporated	4,220	178,422
Masco Corporation	11,960	251,399

		429,821

Electrical Equipment: 0.79%
Eaton Corporation plc	17,580	1,161,335

Industrial Conglomerates: 0.65%
Danaher Corporation	15,660	968,101

Machinery: 1.03%
Cummins Incorporated	7,039	842,076
Deere & Company	3,530	307,498
Flowserve Corporation	2,210	371,567

		1,521,141

Professional Services: 0.13%
Verisk Analytics Incorporated Class A †	3,400	199,988

Road & Rail: 4.38%
Hertz Global Holdings Incorporated «†	43,030	1,111,465
J.B. Hunt Transport Services Incorporated	1,730	127,432
Kansas City Southern Railway Company	10,920	1,208,844

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Road & Rail (continued)
Norfolk Southern Corporation	8,110	$621,145
Union Pacific Corporation	21,989	3,399,939

		6,468,825

Trading Companies & Distributors: 1.26%
W.W. Grainger Incorporated	7,210	1,856,142

Information Technology: 27.82%

Communications Equipment: 2.24%
Cisco Systems Incorporated	40,300	970,424
Palo Alto Networks Incorporated «†	1,613	78,263
QUALCOMM Incorporated	35,551	2,256,777

		3,305,464

Computers & Peripherals: 3.75%
Apple Incorporated	12,271	5,518,023
EMC Corporation †	1,132	28,028

		5,546,051

Internet Software & Services: 9.44%
Akamai Technologies Incorporated †	5,850	269,802
eBay Incorporated †	86,690	4,689,929
Facebook Incorporated Class A †	10,900	265,415
Google Incorporated Class A †	7,774	6,766,567
LinkedIn Corporation Class A †	6,400	1,072,192
Mercadolibre Incorporated	5,080	582,270
Rackspace Hosting Incorporated «†	8,420	316,003

		13,962,178

IT Services: 7.29%
Accenture plc «	27,560	2,262,952
Alliance Data Systems Corporation «†	9,770	1,730,169
Cognizant Technology Solutions Corporation Class A †	24,200	1,564,530
MasterCard Incorporated Class A	3,730	2,127,033
Visa Incorporated Class A «	17,390	3,097,855

		10,782,539

Semiconductors & Semiconductor Equipment: 2.24%
ARM Holdings plc	16,700	732,796
Avago Technologies Limited	5,470	206,274
Linear Technology Corporation	5,370	201,375
Maxim Integrated Products Incorporated	18,930	558,246
Microchip Technology Incorporated «	37,650	1,373,472
Xilinx Incorporated	5,850	237,803

		3,309,966

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	83

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name		Shares	Value

Software: 2.86%
Citrix Systems Incorporated †		13,960	$898,326
Fortinet Incorporated †		19,000	365,940
Red Hat Incorporated †		11,981	577,844
Salesforce.com Incorporated «†		51,584	2,183,551
SolarWinds Incorporated †		4,820	203,163

			4,228,824

Materials: 4.15%

Chemicals: 4.15%
Airgas Incorporated		3,070	315,872
Ecolab Incorporated		6,680	564,260
Monsanto Company		24,970	2,512,981
Praxair Incorporated		15,740	1,799,554
The Sherwin-Williams Company		4,990	940,765

			6,133,432

Telecommunication Services: 0.79%

Wireless Telecommunication Services: 0.79%
Crown Castle International Corporation †		16,350	1,164,931

Total Common Stocks (Cost $117,121,403)			146,644,708

	Yield
Short-Term Investments: 9.32%

Investment Companies: 9.32%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	539,057	539,057
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.16	13,240,500	13,240,500

Total Short-Term Investments (Cost $13,779,557)			13,779,557

Total investments in securities
(Cost $130,900,960) *	108.51%	160,424,265
Other assets and liabilities, net	(8.51)	(12,578,872)

Total net assets	100.00%	$147,845,393

†	Non-income-earning security

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $131,225,446 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$30,475,643
Gross unrealized depreciation	(1,276,824)

Net unrealized appreciation	$29,198,819

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.36%

Consumer Discretionary: 15.04%

Diversified Consumer Services: 0.32%
Grand Canyon Education Incorporated †	103,400	$3,321,208

Hotels, Restaurants & Leisure: 2.69%
Fiesta Restaurant Group Incorporated †	27,964	994,679
Life Time Fitness Incorporated «†	42,570	2,121,689
Multimedia Games Holding Company †	358,100	9,163,779
SHFL entertainment Incorporated †	921,817	15,901,343

		28,181,490

Household Durables: 0.36%
SodaStream International Limited «†	58,600	3,738,680

Internet & Catalog Retail: 4.35%
HomeAway Incorporated «†	571,345	17,471,730
Shutterfly Incorporated «†	574,685	28,010,147

		45,481,877

Media: 1.88%
IMAX Corporation «†	758,710	19,658,176

Specialty Retail: 5.44%
Asbury Automotive Group Incorporated †	285,000	11,742,000
DSW Incorporated Class A	260,100	19,244,799
Five Below Incorporated «†	176,036	6,731,617
Hibbett Sports Incorporated «†	70,750	4,034,873
Vitamin Shoppe Incorporated «†	345,580	15,115,669

		56,868,958

Consumer Staples: 2.80%

Food & Staples Retailing: 2.30%
The Fresh Market Incorporated «†	349,070	17,292,928
United Natural Foods Incorporated †	127,500	6,747,300

		24,040,228

Food Products: 0.50%
Annie’s Incorporated «†	133,900	5,210,049

Energy: 4.61%

Oil, Gas & Consumable Fuels: 4.61%
Bonanza Creek Energy Incorporated †	370,600	13,767,790
Diamondback Energy Incorporated †	304,957	10,298,398
Kodiak Oil & Gas Corporation †	670,700	5,888,746
Laredo Petroleum Holdings Incorporated «†	282,331	5,465,928
Oasis Petroleum Incorporated †	343,300	12,757,028

		48,177,890

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	85

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Financials: 6.57%

Capital Markets: 2.98%
Financial Engines Incorporated «	723,830	$31,211,550

Consumer Finance: 1.76%
Portfolio Recovery Associates Incorporated «†	121,200	18,455,124

Diversified Financial Services: 1.83%
MarketAxess Holdings Incorporated	440,351	19,093,619

Health Care: 20.86%

Biotechnology: 2.23%
Aegerion Pharmaceuticals Incorporated «†	81,947	5,968,200
Cepheid Incorporated «†	65,000	2,259,400
Exact Sciences Corporation †	276,140	3,103,814
NPS Pharmaceuticals Incorporated «†	590,300	9,297,225
Raptor Pharmaceutical Corporation «†	362,250	2,749,478

		23,378,117

Health Care Equipment & Supplies: 9.55%
Abaxis Incorporated	90,000	3,960,900
Align Technology Incorporated «†	221,600	7,922,200
Cardiovascular Systems Incorporated †	15,900	325,284
Cynosure Incorporated Class A †	664,578	16,554,638
DexCom Incorporated «†	707,870	14,744,932
Endologix Incorporated «†	1,832,394	24,627,375
HeartWare International Incorporated «†	86,300	7,876,601
Novadaq Technologies Incorporated †	261,824	3,550,333
NxStage Medical Incorporated †	865,760	12,077,352
Spectranetics Corporation †	440,814	8,243,222

		99,882,837

Health Care Providers & Services: 3.30%
Acadia Healthcare Company Incorporated †	434,600	14,511,294
Air Methods Corporation «	170,200	6,372,288
MWI Veterinary Supply Incorporated †	55,300	6,719,503
Team Health Holdings Incorporated †	176,200	6,884,134

		34,487,219

Health Care Technology: 0.82%
HealthStream Incorporated †	52,300	1,400,594
Medidata Solutions Incorporated †	104,400	7,205,688

		8,606,282

Pharmaceuticals: 4.96%
Akorn Incorporated «†	1,789,435	26,000,491
Jazz Pharmaceuticals plc †	259,480	17,636,856
Santarus Incorporated †	369,630	8,231,660

		51,869,007

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Industrials: 14.24%

Building Products: 1.01%
A.O. Smith Corporation	270,000	$10,584,000

Commercial Services & Supplies: 0.66%
InnerWorkings Incorporated «†	641,373	6,952,483

Machinery: 3.19%
Chart Industries Incorporated «†	106,885	10,397,773
Proto Labs Incorporated «†	149,555	8,261,418
The ExOne Company «†	70,611	3,503,718
The Middleby Corporation †	68,550	11,207,240

		33,370,149

Professional Services: 4.95%
Corporate Executive Board Company	233,200	14,269,508
GP Strategies Corporation †	63,936	1,599,039
On Assignment Incorporated †	960,313	25,006,548
The Advisory Board Company †	205,600	10,857,736

		51,732,831

Road & Rail: 2.04%
Genesee & Wyoming Incorporated †	239,310	21,310,556

Trading Companies & Distributors: 2.39%
DXP Enterprises Incorporated †	324,116	19,145,532
MRC Global Incorporated †	204,850	5,815,692

		24,961,224

Information Technology: 34.24%

Communications Equipment: 2.06%
Ixia «†	1,370,341	21,541,761

Computers & Peripherals: 0.49%
Stratasys Limited «†	61,300	5,152,265

Electronic Equipment, Instruments & Components: 0.61%
Methode Electronics Incorporated	358,300	5,636,059
OSI Systems Incorporated †	12,500	723,000

		6,359,059

Internet Software & Services: 9.25%
CoStar Group Incorporated †	146,700	16,402,527
Envestnet Incorporated †	763,430	17,543,621
Marketo Incorporated †	147,693	3,495,893
Mercadolibre Incorporated «	112,430	12,886,727
OpenTable Incorporated «†	131,200	8,751,040
Pandora Media Incorporated †	111,700	1,901,134
SciQuest Incorporated †	631,318	14,488,748
SPS Commerce Incorporated †	393,255	21,223,972

		96,693,662

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	87

EMERGING GROWTH PORTFOLIO

Security name		Shares	Value

IT Services: 3.09%
InterXion Holding NV †		453,600	$12,451,320
Maximus Incorporated		113,400	8,463,042
Wex Incorporated «†		154,821	11,436,627

			32,350,989

Semiconductors & Semiconductor Equipment: 1.28%
Entegris Incorporated †		1,007,140	10,494,399
Silicon Laboratories Incorporated †		67,900	2,916,984

			13,411,383

Software: 17.46%
Aspen Technology Incorporated †		374,900	11,479,438
BroadSoft Incorporated «†		229,373	6,358,220
Ellie Mae Incorporated †		439,200	9,833,688
Fleetmatics Group plc «†		561,620	16,708,195
Fortinet Incorporated †		592,200	11,405,772
Guidewire Software Incorporated †		252,201	10,330,153
Imperva Incorporated «†		352,991	14,059,632
Infoblox Incorporated †		447,421	10,885,753
Proofpoint Incorporated †		341,000	6,888,200
PROS Holdings Incorporated †		362,922	10,499,333
Rally Software Development Corporation †		120,154	2,634,977
SolarWinds Incorporated †		365,026	15,385,846
Sourcefire Incorporated «†		348,500	19,502,060
Synchronoss Technologies Incorporated «†		349,401	10,953,721
Tyler Technologies Incorporated †		171,262	11,818,791
Ultimate Software Group Incorporated †		124,670	13,875,771

			182,619,550

Total Common Stocks (Cost $794,650,274)			1,028,702,223

	Yield
Short-Term Investments: 21.86%

Investment Companies: 21.86%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	20,715,310	20,715,310
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(l)(u)	0.16	207,928,654	207,928,654

Total Short-Term Investments (Cost $228,643,964)			228,643,964

Total investments in securities
(Cost $1,023,294,238) *	120.22%	1,257,346,187
Other assets and liabilities, net	(20.22)	(211,474,110)

Total net assets	100.00%	$1,045,872,077

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $1,024,638,708 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$246,389,068
Gross unrealized depreciation	(13,681,589)

Net unrealized appreciation	$232,707,479

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of investments—May 31, 2013

INDEX PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website:

http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/index.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Shares	Value	Percent of net assets

Common Stocks: 97.28%

Consumer Discretionary: 11.49%

Auto Components: 0.35%
Other securities		$9,245,863	0.35%

Automobiles: 0.49%
Other securities		12,887,600	0.49

Distributors: 0.08%
Other securities		2,101,545	0.08

Diversified Consumer Services: 0.07%
Other securities		1,735,566	0.07

Hotels, Restaurants & Leisure: 1.70%
McDonald’s Corporation	175,040	16,903,613	0.65
Other securities		27,470,812	1.05

		44,374,425	1.70

Household Durables: 0.34%
Other securities		8,802,292	0.34

Internet & Catalog Retail: 1.10%
Amazon.com Incorporated †	63,474	17,076,410	0.65
Other securities		11,665,752	0.45

		28,742,162	1.10

Leisure Equipment & Products: 0.14%
Other securities		3,580,685	0.14

Media: 3.46%
Comcast Corporation Class A	460,729	18,498,269	0.71
News Corporation Class A	349,056	11,208,188	0.43
Walt Disney Company	315,143	19,879,220	0.76
Other securities		40,907,085	1.56

		90,492,762	3.46

Multiline Retail: 0.80%
Other securities		20,822,111	0.80

Specialty Retail: 2.28%
Home Depot Incorporated	260,987	20,529,237	0.79
Other securities		38,994,605	1.49

		59,523,842	2.28

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	89

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Textiles, Apparel & Luxury Goods: 0.68%
Other securities		$17,912,475	0.68%

Consumer Staples: 10.26%

Beverages: 2.28%
Coca-Cola Enterprises Incorporated	45,806	1,702,151	0.07
PepsiCo Incorporated	269,296	21,751,038	0.83
The Coca-Cola Company	669,020	26,754,110	1.02
Other securities		9,398,366	0.36

		59,605,665	2.28

Food & Staples Retailing: 2.31%
CVS Caremark Corporation	214,908	12,374,403	0.47
Wal-Mart Stores Incorporated	291,960	21,850,286	0.84
Other securities		26,096,357	1.00

		60,321,046	2.31

Food Products: 1.73%
Other securities		45,256,398	1.73

Household Products: 2.06%
Procter & Gamble Company	476,816	36,600,396	1.40
Other securities		17,327,895	0.66

		53,928,291	2.06

Personal Products: 0.18%
Other securities		4,614,660	0.18

Tobacco: 1.70%
Altria Group Incorporated	350,825	12,664,783	0.49
Philip Morris International	287,625	26,147,989	1.00
Other securities		5,512,294	0.21

		44,325,066	1.70

Energy: 10.31%

Energy Equipment & Services: 1.73%
Schlumberger Limited	231,850	16,932,006	0.65
Other securities		28,157,900	1.08

		45,089,906	1.73

Oil, Gas & Consumable Fuels: 8.58%
Chevron Corporation	339,102	41,624,771	1.59
ConocoPhillips Company	213,127	13,073,210	0.50
Exxon Mobil Corporation	782,073	70,754,144	2.71
Occidental Petroleum Corporation	140,605	12,945,502	0.50
Other securities		85,763,938	3.28

		224,161,565	8.58

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of investments—May 31, 2013

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Financials: 16.34%

Capital Markets: 2.14%
Goldman Sachs Group Incorporated	76,379	$12,379,508	0.47%
Other securities		43,674,141	1.67

		56,053,649	2.14

Commercial Banks: 2.78%
US Bancorp	325,258	11,403,546	0.44
Wells Fargo & Company (l)	855,642	34,696,282	1.33
Other securities		26,481,183	1.01

		72,581,011	2.78

Consumer Finance: 1.03%
American Express Company	167,753	12,700,580	0.48
Other securities		14,274,422	0.55

		26,975,002	1.03

Diversified Financial Services: 4.00%
Bank of America Corporation	1,888,704	25,799,697	0.99
Citigroup Incorporated	530,422	27,576,640	1.06
JPMorgan Chase & Company	668,093	36,471,197	1.40
Other securities		14,690,228	0.55

		104,537,762	4.00

Insurance: 4.21%
American International Group Incorporated †	257,695	11,457,120	0.44
Berkshire Hathaway Incorporated Class B †	318,372	36,316,694	1.39
Other securities		62,336,736	2.38

		110,110,550	4.21

Real Estate Management & Development: 0.05%
Other securities		1,230,835	0.05

REITs: 2.07%
Other securities		54,010,003	2.07

Thrifts & Mortgage Finance: 0.06%
Other securities		1,518,749	0.06

Health Care: 12.28%

Biotechnology: 2.03%
Amgen Incorporated	130,640	13,133,239	0.50
Gilead Sciences Incorporated †	265,737	14,477,352	0.55
Other securities		25,382,847	0.98

		52,993,438	2.03

Health Care Equipment & Supplies: 2.08%
Other securities		54,258,562	2.08

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	91

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Health Care Providers & Services: 1.91%
UnitedHealth Group Incorporated	178,903	$11,204,695	0.43%
Other securities		38,770,762	1.48

		49,975,457	1.91

Health Care Technology: 0.09%
Other securities		2,511,054	0.09

Life Sciences Tools & Services: 0.48%
Other securities		12,561,790	0.48

Pharmaceuticals: 5.69%
Abbvie Incorporated	275,909	11,778,555	0.45
Bristol-Myers Squibb Company	285,804	13,149,842	0.50
Johnson & Johnson	487,929	41,073,863	1.57
Merck & Company Incorporated	527,561	24,637,099	0.94
Pfizer Incorporated	1,254,868	34,170,056	1.31
Other securities		23,874,364	0.92

		148,683,779	5.69

Industrials: 9.87%

Aerospace & Defense: 2.40%
Boeing Company	118,791	11,762,685	0.45
United Technologies Corporation	147,202	13,969,470	0.53
Other securities		36,971,586	1.42

		62,703,741	2.40

Air Freight & Logistics: 0.71%
Other securities		18,640,507	0.71

Airlines: 0.07%
Other securities		1,800,879	0.07

Building Products: 0.05%
Other securities		1,308,285	0.05

Commercial Services & Supplies: 0.54%
Other securities		14,090,080	0.54

Construction & Engineering: 0.16%
Other securities		4,146,152	0.16

Electrical Equipment: 0.65%
Other securities		16,966,742	0.65

Industrial Conglomerates: 2.33%
3M Company	110,804	12,218,357	0.47
General Electric Company	1,815,043	42,326,803	1.62
Other securities		6,256,617	0.24

		60,801,777	2.33

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of investments—May 31, 2013

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Machinery: 1.74%
Other securities		$45,452,209	1.74%

Professional Services: 0.11%
Other securities		2,827,371	0.11

Road & Rail: 0.92%
Union Pacific Corporation	81,917	12,666,007	0.49
Other securities		11,391,738	0.43

		24,057,745	0.92

Trading Companies & Distributors: 0.19%
Other securities		5,145,261	0.19

Information Technology: 17.60%

Communications Equipment: 1.86%
Cisco Systems Incorporated	930,709	22,411,473	0.86
QUALCOMM Incorporated	299,904	19,037,906	0.73
Other securities		7,075,687	0.27

		48,525,066	1.86

Computers & Peripherals: 3.99%
Apple Incorporated	163,915	73,709,297	2.82
Other securities		30,470,220	1.17

		104,179,517	3.99

Electronic Equipment, Instruments & Components: 0.43%
Other securities		11,347,699	0.43

Internet Software & Services: 2.25%
Google Incorporated Class A †	46,610	40,569,810	1.55
Other securities		18,152,747	0.70

		58,722,557	2.25

IT Services: 3.57%
International Business Machines Corporation	182,868	38,040,201	1.46
Visa Incorporated Class A	90,018	16,035,807	0.61
Other securities		39,109,457	1.50

		93,185,465	3.57

Office Electronics: 0.07%
Other securities		1,877,755	0.07

Semiconductors & Semiconductor Equipment: 1.99%
Intel Corporation	863,336	20,961,798	0.80
Other securities		31,117,822	1.19

		52,079,620	1.99

The accompanying notes are an integral part of these financial statements.

Summary Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	93

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Software: 3.44%
Microsoft Corporation	1,315,884	$45,898,034	1.76%
Oracle Corporation	644,578	21,760,953	0.83
Other securities		22,283,660	0.85

		89,942,647	3.44

Materials: 3.29%

Chemicals: 2.39%
Other securities		62,550,773	2.39

Construction Materials: 0.05%
Other securities		1,214,605	0.05

Containers & Packaging: 0.17%
Other securities		4,504,967	0.17

Metals & Mining: 0.54%
Other securities		14,092,618	0.54

Paper & Forest Products: 0.14%
Other securities		3,554,196	0.14

Telecommunication Services: 2.70%

Diversified Telecommunication Services: 2.41%
AT&T Incorporated	958,573	33,540,469	1.28
Verizon Communications Incorporated	498,919	24,187,593	0.93
Other securities		5,279,571	0.20

		63,007,633	2.41

Wireless Telecommunication Services: 0.29%
Other securities		7,482,496	0.29

Utilities: 3.14%

Electric Utilities: 1.78%
Other securities		46,387,063	1.78

Gas Utilities: 0.09%
Other securities		2,485,730	0.09

Independent Power Producers & Energy Traders: 0.11%
Other securities		2,757,707	0.11

Multi-Utilities: 1.16%
Other securities		30,429,328	1.16

Total Common Stocks (Cost $1,714,573,064)		2,541,793,757	97.28

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Advantage Equity Gateway Funds	Summary Portfolio of investments—May 31, 2013

INDEX PORTFOLIO

Security name	Yield		Shares	Value	Percent of net assets

Short-Term Investments: 4.99%

Investment Companies: 4.82%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		62,769,350	$62,769,350	2.40%
Wells Fargo Securities Lending Cash Investments, LLC (l)(v)(u)(r)	0.16		63,197,126	63,197,126	2.42

				125,966,476	4.82

		Maturity date	Principal
U.S. Treasury Securities: 0.17%
U.S. Treasury Bill #(z)	0.02	6-27-2013	$500,000	499,994	0.02
U.S. Treasury Bill #(z)	0.02	7-5-2013	1,000,000	999,980	0.04
U.S. Treasury Bill #(z)	0.02	7-11-2013	500,000	499,987	0.02
U.S. Treasury Bill #(z)	0.03	7-25-2013	2,500,000	2,499,900	0.09

				4,499,861	0.17

Total Short-Term Investments (Cost $130,466,194)				130,466,337	4.99

Total investments in securities
(Cost $1,845,039,258) *				2,672,260,094	102.27
Other assets and liabilities, net				(59,370,980)	(2.27)

Total net assets				$2,612,889,114	100.00%

†	Non-income-earning security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $1,950,870,278 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$901,720,329
Gross unrealized depreciation	(180,330,513)

Net unrealized appreciation	$721,389,816

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	95

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.47%

Australia: 0.05%
Westfield Group (Financials, REITs)	5,782	$63,464

Belgium: 4.40%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	49,726	4,579,032
Telenet Group Holding NV (Telecommunication Services, Diversified Telecommunication Services)	13,115	613,579
UCB SA (Health Care, Pharmaceuticals)	16,564	901,165

		6,093,776

Brazil: 0.37%
BM&F Bovespa SA (Financials, Diversified Financial Services)	76,800	503,801

Canada: 2.65%
Canadian Pacific Railway Limited (Industrials, Road & Rail)	27,798	3,669,058

China: 5.27%
Baidu.com Incorporated ADR (Information Technology, Internet Software & Services) «†	39,958	3,861,541
China Resources Land Limited (Financials, Real Estate Management & Development)	524,500	1,602,448
Tencent Holdings Limited (Information Technology, Internet Software & Services)	46,600	1,834,216

		7,298,205

Denmark: 0.26%
Rockwool International AS B Shares (Industrials, Building Products)	2,608	355,479

France: 7.19%
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,023	710,638
Pernod-Ricard SA (Consumer Staples, Beverages)	14,175	1,702,458
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	4,437	473,109
Schneider Electric SA (Industrials, Electrical Equipment)	35,178	2,783,681
Unibail-Rodamco SE (Financials, Real Estate Management & Development) «	8,735	2,146,025
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	16,173	2,130,433

		9,946,344

Germany: 18.28%
Allianz AG (Financials, Insurance)	11,889	1,836,452
Bayer AG (Health Care, Pharmaceuticals)	29,764	3,180,800
Beiersdorf AG (Consumer Staples, Personal Products)	24,673	2,225,183
Brenntag AG (Materials, Chemicals)	7,903	1,202,565
Deutsche Post AG (Industrials, Air Freight & Logistics)	118,339	2,982,126
Heidelbergcement AG (Materials, Construction Materials)	28,480	2,146,544
Kabel Deutschland Holding AG (Consumer Discretionary, Media)	29,312	2,759,979
Linde AG (Materials, Chemicals) «	29,788	5,705,704
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	17,467	3,258,029

		25,297,382

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Hong Kong: 4.94%
AIA Group Limited (Financials, Insurance)	1,013,200	$4,479,352
Beijing Enterprises Holdings Limited (Financials, Diversified Financial Services)	164,000	1,335,175
Hong Kong Land Holdings Limited (Financials, Real Estate Management & Development)	122,966	850,120
Sino Land Company (Financials, Real Estate Management & Development)	116,750	173,019

		6,837,666

India: 0.31%
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	75,394	432,688

Indonesia: 0.64%
PT Bank Rakyat Indonesia Tbk (Financials, Commercial Banks)	982,500	888,409

Ireland: 3.61%
Covidien plc (Health Care, Health Care Equipment & Supplies)	52,162	3,317,503
CRH plc (Materials, Construction Materials)	79,495	1,678,725

		4,996,228

Japan: 12.61%
Credit Saison Company Limited (Financials, Consumer Finance)	9,900	230,835
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	119,100	4,421,558
Ishikawajima-Harima Heavy Industries Company Limited (Industrials, Machinery)	256,000	936,331
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	118,600	4,036,313
Mitsubishi Heavy Industries Limited (Industrials, Machinery)	51,000	312,179
NGK Insulators Limited (Industrials, Electrical Equipment)	153,000	1,906,973
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	135,500	1,463,256
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	14,200	987,444
ORIX Corporation (Financials, Consumer Finance)	15,100	200,256
Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	15,400	682,564
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	39,000	2,276,013

		17,453,722

Malaysia: 0.14%
Astro Malaysia Holdings Bhd (Consumer Discretionary, Media)	188,000	196,043

Netherlands: 4.51%
Koninklijke Vopak NV (Industrials, Transportation Infrastructure) «	15,803	953,548
Unilever NV (Consumer Staples, Food Products) «	109,656	4,479,866
Ziggo NV (Telecommunication Services, Diversified Telecommunication Services)	21,977	799,752

		6,233,166

Nigeria: 0.58%
Nigerian Breweries plc (Consumer Staples, Beverages)	712,597	801,784

Singapore: 0.53%
Global Logistic Properties Limited (Financials, Real Estate Management & Development)	330,000	729,835

South Korea: 0.62%
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	640	862,310

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	97

INTERNATIONAL GROWTH PORTFOLIO

Security name		Shares	Value

Spain: 0.54%
Grifols SA (Health Care, Biotechnology)		19,481	$713,334
Grifols SA B Shares (Health Care, Biotechnology)		1,237	33,764

			747,098

Switzerland: 11.21%
Actelion Limited (Health Care, Biotechnology)		3,811	227,639
Credit Suisse Group AG (Financials, Capital Markets)		57,586	1,702,029
Holcim Limited (Materials, Construction Materials)		23,953	1,857,794
Nestle SA (Consumer Staples, Food Products)		65,964	4,369,758
Roche Holdings AG (Health Care, Pharmaceuticals)		11,225	2,783,086
Swiss Reinsurance AG (Financials, Insurance)		19,976	1,466,926
UBS AG (Financials, Diversified Financial Services)		104,795	1,838,732
Zurich Financial Services AG (Financials, Insurance)		4,808	1,271,556

			15,517,520

United Kingdom: 14.67%
British Land Company plc (Financials, REITs)		104,568	962,225
Diageo plc (Consumer Staples, Beverages)		23,023	680,096
HSBC Holdings plc (Financials, Commercial Banks)		267,020	2,929,484
Imperial Tobacco Group plc (Consumer Staples, Tobacco)		72,425	2,598,952
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		18,030	519,016
Johnson Matthey plc (Materials, Chemicals)		38,216	1,474,121
Land Securities Group plc (Financials, REITs)		124,162	1,751,382
Meggitt plc (Industrials, Aerospace & Defense)		162,453	1,307,121
Prudential plc (Financials, Insurance)		46,127	775,907
Rolls-Royce Holdings plc (Industrials, Aerospace & Defense)		82,391	1,494,502
Rolls-Royce Holdings plc Preference C Shares (Industrials, Aerospace & Defense) †(a)		6,583,199	10,003
SABMiller plc (Consumer Staples, Beverages)		60,065	3,021,822
Standard Chartered plc (Financials, Commercial Banks)		44,155	1,022,377
WPP plc (Consumer Discretionary, Media)		102,896	1,751,706

			20,298,714

United States: 3.09%
Liberty Global Incorporated Class A (Consumer Discretionary, Media) «†		17,003	1,253,121
Schlumberger Limited (Energy, Energy Equipment & Services)		32,549	2,377,053
Virgin Media Incorporated (Consumer Discretionary, Media) «		13,033	647,219

			4,277,393

Total Common Stocks (Cost $112,585,171)			133,500,085

	Dividend yield
Preferred Stocks: 1.70%

Germany: 1.70%
Henkel AG & Company KGaA Vorzug (Consumer Staples, Household Products) ±	1.30%	24,465	2,354,322

Total Preferred Stocks (Cost $1,831,223)			2,354,322

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

INTERNATIONAL GROWTH PORTFOLIO

Security name	Yield	Shares	Value

Short-Term Investments: 8.73%

Investment Companies: 8.73%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	2,604,948	$2,604,948
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.16	9,480,030	9,480,030

Total Short-Term Investments (Cost $12,084,978)			12,084,978

Total investments in securities
(Cost $126,501,372) *	106.90%	147,939,385
Other assets and liabilities, net	(6.90)	(9,544,645)

Total net assets	100.00%	$138,394,740

†	Non-income-earning security

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	Security is fair valued by the Management Valuation Team and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $127,125,230 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$22,315,107
Gross unrealized depreciation	(1,500,952)

Net unrealized appreciation	$20,814,155

The	following table shows the percent of total long-term investments by sector as of May 31, 2013 (unaudited):

Financials	23.56%
Consumer Staples	22.71
Industrials	13.87
Consumer Discretionary	11.78
Materials	10.35
Health Care	9.79
Information Technology	4.83
Energy	2.07
Telecommunication Services	1.04

100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	99

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.88%

Australia: 4.71%
Arrium Limited (Materials, Metals & Mining)	1,531,700	$1,156,730
Bendigo Bank Limited (Financials, Commercial Banks)	272,500	2,557,082
Boart Longyear Group (Energy, Energy Equipment & Services)	199,991	128,413
Cabcharge Australia Limited (Industrials, Commercial Services & Supplies)	207,386	787,863
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	475,400	1,825,014
Downer EDI Limited (Industrials, Commercial Services & Supplies)	518,900	1,828,555
Leighton Holdings Limited (Industrials, Construction & Engineering)	66,900	1,110,319
Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	350,500	3,335,501
Metcash Limited (Consumer Staples, Food & Staples Retailing)	536,500	1,976,384
Mincor Resources NL (Materials, Metals & Mining)(i)	570,994	282,511
Myer Holdings Limited (Consumer Discretionary, Multiline Retail)	577,400	1,343,744
Sally Malay Mining Limited (Materials, Metals & Mining)	368,800	79,994
Seven Network Limited (Industrials, Trading Companies & Distributors)	165,800	1,157,635
Toll Holdings Limited (Industrials, Air Freight & Logistics)	283,600	1,302,327
United Construction Group Limited (Industrials, Construction & Engineering)	152,800	1,031,170

		19,903,242

Austria: 1.36%
OMV AG (Energy, Oil, Gas & Consumable Fuels) «	41,100	1,895,893
RHI AG (Materials, Chemicals)	64,721	2,264,080
Voestalpine AG (Materials, Metals & Mining)	47,700	1,580,793

		5,740,766

Belgium: 1.32%
Delhaize Group SA (Consumer Staples, Food & Staples Retailing) «	39,400	2,512,441
KBC Groep NV (Financials, Commercial Banks)	53,400	2,116,800
Tessenderlo Chemie NV (Materials, Chemicals) «	33,085	940,141

		5,569,382

Brazil: 1.47%
Banco do Brasil SA (Financials, Commercial Banks)	130,500	1,547,623
Companhia de Saneamento Basico do Estado de Sao Paulo (Utilities, Water Utilities)	253,200	3,177,708
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	72,400	1,504,249

		6,229,580

Canada: 2.45%
Magna International Incorporated Class A (Consumer Discretionary, Auto Components) «	65,800	4,388,148
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	48,400	3,240,361
WestJet Airlines Limited (Industrials, Airlines)	120,000	2,747,818

		10,376,327

China: 2.27%
China BlueChemical Limited (Materials, Chemicals)	1,984,000	1,223,769
China Communications Services Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	2,836,000	1,855,986
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	4,705,000	4,798,364
China Railway Construction Corporation Limited (Industrials, Construction & Engineering)	1,747,500	1,727,123

		9,605,242

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Czech Republic: 0.38%
CEZ AS (Utilities, Electric Utilities)	57,500	$1,593,099

Denmark: 0.20%
H. Lundbeck A/S (Health Care, Pharmaceuticals) «	44,500	858,843

Finland: 0.40%
TietoEnator Oyj (Information Technology, IT Services)	82,700	1,695,279

France: 8.64%
Alstom SA (Industrials, Machinery)	38,800	1,460,325
AXA SA (Financials, Insurance)	93,100	1,879,661
BNP Paribas SA (Financials, Commercial Banks)	49,100	2,873,311
Compagnie Generale des Etablissements Michelin Class B (Consumer Discretionary, Auto Components) «	24,000	2,094,486
Credit Agricole SA (Financials, Commercial Banks) †	219,328	2,056,396
Renault SA (Consumer Discretionary, Automobiles)	40,500	3,125,801
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	61,400	6,546,969
SCOR SE (Financials, Insurance)	109,700	3,213,911
Societe Generale SA (Financials, Commercial Banks) «	39,000	1,555,403
Societe Television Francaise 1 SA (Consumer Discretionary, Media)	133,100	1,508,183
Thales SA (Industrials, Aerospace & Defense) «	59,100	2,868,527
Total SA (Energy, Oil, Gas & Consumable Fuels)	93,700	4,683,438
Vivendi SA (Consumer Discretionary, Media)	134,746	2,637,297

		36,503,708

Germany: 7.86%
Allianz AG (Financials, Insurance)	35,700	5,514,453
BASF SE (Materials, Chemicals)	46,500	4,506,561
Daimler AG (Consumer Discretionary, Automobiles)	69,300	4,401,520
Deutsche Bank AG (Financials, Commercial Banks) «	41,200	1,914,229
E.ON SE (Utilities, Electric Utilities)	87,200	1,469,418
Hannover Rueckversicherung AG (Financials, Insurance) «	31,000	2,333,784
Metro AG (Consumer Staples, Food & Staples Retailing)	49,800	1,688,457
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	19,700	3,674,539
Norddeutsche Affinerie AG (Materials, Metals & Mining)	25,900	1,554,658
RWE AG (Utilities, Multi-Utilities)	40,900	1,395,529
Volkswagen AG (Consumer Discretionary, Automobiles)	22,600	4,787,724

		33,240,872

Hong Kong: 1.64%
Guangdong Investment Limited (Utilities, Water Utilities)	1,401,000	1,226,078
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	1,133,500	742,465
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,204,000	927,549
Lonking Holdings Limited (Industrials, Machinery)	3,973,000	894,998
Wheelock & Company (Financials, Real Estate Management & Development)	336,000	1,869,973
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	429,500	1,251,456

		6,912,519

India: 0.86%
Gail Limited (Utilities, Gas Utilities)	400	13,104
Tata Motors Limited ADR (Consumer Discretionary, Automobiles) «	83,800	2,298,634
Tata Steel Limited GDR (Industrials, Machinery)(i)	245,900	1,307,951

		3,619,689

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	101

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Indonesia: 0.33%
PT Japfa Comfeed Indonesia Tbk (Consumer Staples, Food Products) (i)	6,962,500	$1,406,683

Ireland: 0.52%
Irish Life & Permanent Group Holdings plc (Financials, Insurance) †	111,500	5,072
Smurfit Kappa Group plc - Ireland Exchange (Materials, Containers & Packaging)	130,200	2,184,284

		2,189,356

Israel: 1.06%
Bank Hapoalim Limited (Financials, Commercial Banks) †	542,900	2,512,092
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	1,969,088

		4,481,180

Italy: 1.44%
Enel SpA (Utilities, Electric Utilities)	688,400	2,591,077
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	153,300	3,486,272

		6,077,349

Japan: 17.71%
Adeka Corporation (Materials, Chemicals)	203,200	1,823,983
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	46,400	1,677,387
Aozora Bank Limited (Financials, Commercial Banks)	588,000	1,697,121
China Bank Limited (Financials, Commercial Banks)	208,000	1,294,276
DCM Japan Holdings Company Limited (Consumer Discretionary, Specialty Retail)	134,500	1,020,699
Eizo Nanao Corporation (Information Technology, Computers & Peripherals)	63,300	1,176,249
Fukuoka Financial Group Incorporated (Financials, Commercial Banks)	378,000	1,534,000
Hitachi Capital Corporation (Financials, Consumer Finance)	57,700	1,276,735
Itochu Corporation (Industrials, Trading Companies & Distributors)	200,700	2,487,193
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	408,000	1,982,166
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	120,000	5,413,672
Kyorin Company Limited (Health Care, Pharmaceuticals)	99,000	2,182,805
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	1,953,354
Marubeni Corporation (Industrials, Trading Companies & Distributors)	516,000	3,562,870
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	25,100	1,083,151
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	35,500	613,522
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	147,100	1,842,262
Mizuho Financial Group Incorporated (Financials, Commercial Banks)	1,831,300	3,486,636
Nichirei Corporation (Consumer Staples, Food Products)	265,000	1,310,785
Nihon Kohden Corporation (Health Care, Health Care Equipment & Supplies)	21,100	754,690
Nippon Electric Glass Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	107,000	540,806
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	74,600	3,679,271
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	151,400	1,634,959
NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	1,400	2,045,423
Otsuka Holdings Company Limited (Health Care, Pharmaceuticals)	133,900	4,295,280
Rengo Company Limited (Materials, Containers & Packaging)	208,000	1,026,626
Ryosan Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	16,200	300,671
Saizeriya Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	99,800	1,296,987
Sankyu Incorporated (Industrials, Road & Rail)	313,000	1,162,249
Shionogi & Company Limited (Health Care, Pharmaceuticals)	79,300	1,482,547
Sojitz Corporation (Industrials, Trading Companies & Distributors)	678,000	1,168,537
Sumitomo Corporation (Consumer Discretionary, Distributors)	285,000	3,563,281

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Japan (continued)
Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	100,400	$3,963,769
The Keiyo Bank Limited (Financials, Commercial Banks)	62,000	304,607
Toshiba TEC Corporation (Information Technology, Office Electronics)	234,000	1,193,270
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	325,000	1,784,964
Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	29,400	2,367,050
West Japan Railway Company (Industrials, Road & Rail)	45,400	1,888,160
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	297,000	2,975,181

		74,847,194

Liechtenstein: 0.13%
Verwaltungs-und Privat-Bank AG (Financials, Capital Markets)(i)	7,800	568,533

Malaysia: 0.49%
Tenaga Nasional Berhad (Utilities, Electric Utilities)	772,000	2,079,038

Netherlands: 2.51%
Aegon NV (Financials, Insurance) «	334,000	2,278,814
ING Groep NV (Financials, Diversified Financial Services) †	237,100	2,210,885
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	285,600	4,630,705
Koninklijke DSM NV (Materials, Chemicals)	20,300	1,331,894
Nutreco NV (Consumer Staples, Food Products)	3,480	147,698

		10,599,996

Norway: 1.65%
Atea ASA (Information Technology, IT Services)	158,200	1,587,657
DnB Nor ASA (Financials, Commercial Banks)	98,900	1,599,328
Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	61,700	1,393,159
Yara International ASA (Materials, Chemicals)	53,600	2,393,462

		6,973,606

Poland: 0.70%
Asseco Poland SA (Information Technology, Software) «	101,800	1,306,265
KGHM Polska Miedz SA (Materials, Metals & Mining)	36,500	1,630,667

		2,936,932

Russia: 1.51%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels)(i)	150,900	2,833,661
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	60,400	3,551,798

		6,385,459

Singapore: 0.45%
United Overseas Bank Limited (Financials, Commercial Banks)	113,000	1,908,576

South Africa: 0.32%
Absa Group Limited (Financials, Commercial Banks)	92,100	1,362,103

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	103

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

South Korea: 2.00%
Industrial Bank of Korea (Financials, Commercial Banks)	192,500	$2,115,408
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	22,300	4,117,146
Woori Finance Holdings Company Limited (Financials, Commercial Banks)	212,200	2,210,218

		8,442,772

Spain: 1.97%
Banco Bilbao Vizcaya Argentaria SA (Financials, Commercial Banks)	185,200	1,735,829
Banco Santander Central Hispano SA (Financials, Commercial Banks)	429,681	3,073,178
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	123,800	2,816,953
Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	52,400	720,969

		8,346,929

Sweden: 2.10%
Boliden AB (Materials, Metals & Mining)	169,300	2,412,598
Nordea Bank AB (Financials, Commercial Banks)	177,300	2,178,307
Saab AB (Industrials, Aerospace & Defense)	113,500	2,340,569
Telefonaktiebolaget LM Ericsson Class B Shares (Information Technology, Communications Equipment)	165,700	1,946,454

		8,877,928

Switzerland: 6.25%
Baloise Holding AG (Financials, Insurance)	28,800	2,819,018
Credit Suisse Group AG (Financials, Capital Markets)	184,595	5,455,944
Georg Fischer AG (Industrials, Machinery)	3,000	1,378,124
Novartis AG (Health Care, Pharmaceuticals)	48,000	3,438,336
Roche Holdings AG (Health Care, Pharmaceuticals)	21,200	5,256,251
Swiss Reinsurance AG (Financials, Insurance)	48,500	3,561,569
Zurich Financial Services AG (Financials, Insurance)	17,100	4,522,379

		26,431,621

Taiwan: 0.34%
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	794,000	1,428,185

Thailand: 0.58%
Bangchak Petroleum plc (Energy, Oil, Gas & Consumable Fuels)	2,188,900	2,458,220

United Kingdom: 20.26%
Alent plc (Materials, Chemicals)	145,400	818,732
AMEC plc (Energy, Energy Equipment & Services)	27,600	426,548
Amlin plc (Financials, Insurance)	279,000	1,758,998
AstraZeneca plc (Health Care, Pharmaceuticals)	140,400	7,183,454
Aviva plc (Financials, Insurance)	314,900	1,582,478
BAE Systems plc (Industrials, Aerospace & Defense)	684,100	4,181,926
Barclays plc (Financials, Commercial Banks)	715,000	3,424,942
Bodycote plc (Industrials, Construction & Engineering)	302,400	2,510,775
BP plc (Energy, Oil, Gas & Consumable Fuels)	694,200	4,961,588
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	1,124,900	5,118,915
Carillion plc (Industrials, Construction & Engineering)	184,100	713,940
Centrica plc (Utilities, Gas Utilities)	194,400	1,117,935
Chemring Group plc (Industrials, Aerospace & Defense)	247,200	1,060,681
Cobham plc (Industrials, Aerospace & Defense)	511,842	2,209,382
Debenhams plc (Consumer Discretionary, Multiline Retail)	1,238,200	1,758,084

The accompanying notes are an integral part of these financial statements.

104	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

INTERNATIONAL VALUE PORTFOLIO

Security name		Shares	Value

United Kingdom (continued)
Firstgroup plc (Industrials, Road & Rail) «		254,700	$483,352
GlaxoSmithKline plc (Health Care, Pharmaceuticals)		57,700	1,492,882
Greene King plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		93,500	1,082,179
Home Retail Group plc (Consumer Discretionary, Internet & Catalog Retail) «		290,000	685,740
Inchcape plc (Consumer Discretionary, Distributors)		319,200	2,640,826
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)		706,400	4,007,632
Kesa Electricals plc (Consumer Discretionary, Specialty Retail)		679,100	735,174
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)		380,200	2,690,658
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		632,790	1,368,741
Old Mutual plc (Financials, Insurance)		982,800	3,035,206
Pace plc (Consumer Discretionary, Household Durables)		374,800	1,435,066
Premier Foods plc (Consumer Staples, Food Products) †		31,510	34,471
Royal & Sun Alliance Insurance Group plc (Financials, Insurance)		443,900	772,814
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels) «		14,300	477,509
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)		264,000	9,100,846
Tesco plc (Consumer Staples, Food & Staples Retailing)		655,700	3,630,863
Tullett Prebon plc (Financials, Capital Markets)		279,500	1,242,301
Vesuvius plc (Industrials, Machinery)		145,400	835,840
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		1,962,500	5,687,539
WH Smith plc (Consumer Discretionary, Specialty Retail)		223,600	2,556,159
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		679,700	2,823,424
Wolseley plc (Industrials, Trading Companies & Distributors)		76	3,864

			85,651,464

Total Common Stocks (Cost $415,089,062)			405,301,672

	Dividend yield
Preferred Stocks: 0.84%

Brazil: 0.84%
Banco do Estado do Rio Grande do Sul SA (Financials, Commercial Banks)	3.25%	173,300	1,360,152
Companhia Energetica de Minas Gerais SA (Utilities, Oil, Gas & Consumable Fuels)	7.23	83,400	843,031
Companhia Vale Do Rio Doce Class A (Materials, Metals & Mining)	5.39	100,100	1,338,998

Total Preferred Stocks (Cost $4,315,416)			3,542,181

	Yield
Short-Term Investments: 5.89%

Investment Companies: 5.89%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10	4,072,470	4,072,470
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(l)(u)	0.16	20,840,881	20,840,881

Total Short-Term Investments (Cost $24,913,351)			24,913,351

Total investments in securities
(Cost $444,317,829) *	102.61%	433,757,204
Other assets and liabilities, net	(2.61)	(11,026,352)

Total net assets	100.00%	$422,730,852

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	105

INTERNATIONAL VALUE PORTFOLIO

†	Non-income-earning security

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

«	All or a portion of this security is on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $445,677,500 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$51,298,745
Gross unrealized depreciation	(63,219,041)

Net unrealized depreciation	$(11,920,296)

The	following table shows the percent of total long-term investments by sector as of May 31, 2013 (unaudited):

Financials	25.71%
Consumer Discretionary	13.88
Industrials	12.07
Energy	11.01
Health Care	8.94
Consumer Staples	7.28
Telecommunication Services	7.00
Materials	6.99
Utilities	4.16
Information Technology	2.96

100.00%

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.35%

Consumer Discretionary: 9.57%

Automobiles: 0.81%
General Motors Company †	23,474	$795,533

Household Durables: 2.98%
Harman International Industries Incorporated	20,045	1,064,390
Newell Rubbermaid Incorporated	69,252	1,872,572

		2,936,962

Media: 3.83%
DIRECTV Group Incorporated †	19,065	1,165,445
Lamar Advertising Company Class A †	29,981	1,401,012
Walt Disney Company	19,065	1,202,620

		3,769,077

Specialty Retail: 1.95%
Bed Bath & Beyond Incorporated †	27,075	1,847,869
CST Brands Incorporated †	2,288	69,533

		1,917,402

Consumer Staples: 5.16%

Beverages: 1.46%
PepsiCo Incorporated	17,810	1,438,514

Food & Staples Retailing: 2.26%
CVS Caremark Corporation	38,638	2,224,776

Household Products: 1.44%
Procter & Gamble Company	18,494	1,419,599

Energy: 14.05%

Energy Equipment & Services: 1.15%
National Oilwell Varco Incorporated	16,133	1,134,150

Oil, Gas & Consumable Fuels: 12.90%
Chevron Corporation	37,081	4,551,693
ConocoPhillips Company	19,859	1,218,151
Continental Resources Incorporated «†	23,275	1,888,301
Denbury Resources Incorporated «†	52,642	965,981
Noble Energy Incorporated	16,618	958,028
Peabody Energy Corporation	23,327	458,842
Valero Energy Corporation	20,595	836,775
Whiting Petroleum Corporation †	39,392	1,814,789

		12,692,560

Financials: 29.08%

Capital Markets: 1.47%
Goldman Sachs Group Incorporated	8,905	1,443,322

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	107

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Commercial Banks: 8.73%
Comerica Incorporated	35,926	$1,418,718
First Republic Bank Corporation	39,770	1,477,853
KeyCorp	141,158	1,521,683
PNC Financial Services Group Incorporated	27,949	2,002,266
SVB Financial Group †	13,273	1,027,197
Synovus Financial Corporation	418,828	1,147,589

		8,595,306

Consumer Finance: 1.26%
SLM Corporation	52,158	1,238,231

Diversified Financial Services: 5.09%
Bank of America Corporation	156,648	2,139,812
Citigroup Incorporated	55,233	2,871,564

		5,011,376

Insurance: 8.55%
ACE Limited	10,711	960,562
American International Group Incorporated †	48,170	2,141,638
MetLife Incorporated	40,512	1,791,036
The Hartford Financial Services Group Incorporated	71,373	2,186,155
The Travelers Companies Incorporated	15,990	1,338,683

		8,418,074

REITs: 3.98%
American Tower Corporation	24,398	1,899,140
Realty Income Corporation «	24,730	1,123,979
Weyerhaeuser Company	29,818	889,173

		3,912,292

Health Care: 9.33%

Health Care Equipment & Supplies: 2.01%
Medtronic Incorporated	20,097	1,025,149
Stryker Corporation	14,299	949,311

		1,974,460

Health Care Providers & Services: 1.52%
CIGNA Corporation	22,068	1,498,417

Pharmaceuticals: 5.80%
Johnson & Johnson	26,397	2,222,099
Merck & Company Incorporated	23,632	1,103,614
Pfizer Incorporated	87,379	2,379,330

		5,705,043

Industrials: 11.92%

Aerospace & Defense: 1.00%
Triumph Group Incorporated	12,718	987,553

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Airlines: 2.03%
Southwest Airlines Company	140,538	$1,991,423

Construction & Engineering: 1.07%
URS Corporation	21,797	1,055,847

Electrical Equipment: 2.02%
Eaton Corporation plc	30,027	1,983,584

Industrial Conglomerates: 1.72%
General Electric Company	72,651	1,694,221

Machinery: 3.08%
Dover Corporation	26,830	2,099,448
Stanley Black & Decker Incorporated	11,751	930,914

		3,030,362

Trading Companies & Distributors: 1.00%
WESCO International Incorporated †	13,266	985,133

Information Technology: 8.97%

Communications Equipment: 0.42%
JDS Uniphase Corporation †	30,295	412,618

Computers & Peripherals: 1.63%
EMC Corporation †	64,749	1,603,185

Internet Software & Services: 1.05%
Google Incorporated Class A †	1,184	1,030,565

Semiconductors & Semiconductor Equipment: 2.91%
Broadcom Corporation Class A	26,248	942,566
Maxim Integrated Products Incorporated	30,634	903,397
Skyworks Solutions Incorporated †	42,942	1,024,596

		2,870,559

Software: 2.96%
Electronic Arts Incorporated †	64,667	1,486,694
Symantec Corporation †	63,806	1,428,616

		2,915,310

Materials: 3.46%

Chemicals: 3.46%
Ashland Incorporated	17,301	1,538,405
Dow Chemical Company	32,211	1,109,991
Westlake Chemical Corporation «	8,054	752,244

		3,400,640

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	109

LARGE COMPANY VALUE PORTFOLIO

Security name		Shares	Value

Telecommunication Services: 2.60%

Diversified Telecommunication Services: 2.60%
AT&T Incorporated		26,666	$933,043
Verizon Communications Incorporated		33,537	1,625,874

			2,558,917

Utilities: 4.21%

Independent Power Producers & Energy Traders: 1.71%
AES Corporation		137,776	1,680,867

Multi-Utilities: 1.23%
Dominion Resources Incorporated		21,447	1,212,828

Water Utilities: 1.27%
Aqua America Incorporated		40,089	1,246,367

Total Common Stocks (Cost $85,593,161)			96,785,073

	Yield
Short-Term Investments: 4.73%

Investment Companies: 4.73%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	1,539,327	1,539,327
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.16	3,109,900	3,109,900

Total Short-Term Investments (Cost $4,649,227)			4,649,227

Total investments in securities
(Cost $90,242,388) *	103.08%	101,434,300
Other assets and liabilities, net	(3.08)	(3,028,708)

Total net assets	100.00%	$98,405,592

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.
*	Cost for federal income tax purposes is $91,289,220 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$11,642,351
Gross unrealized depreciation	(1,497,271)

Net unrealized appreciation	$10,145,080

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.52%

Consumer Discretionary: 14.39%

Hotels, Restaurants & Leisure: 2.35%
Del Frisco’s Restaurant Group Incorporated †	79,940	$1,486,081
Ruby Tuesday Incorporated †«	109,040	1,008,620
SHFL entertainment Incorporated †	123,570	2,131,583

		4,626,284

Household Durables: 1.39%
Ethan Allen Interiors Incorporated «	46,750	1,466,548
Taylor Morrison Home Corporation Class A †	48,980	1,265,153

		2,731,701

Leisure Equipment & Products: 1.59%
Arctic Cat Incorporated «	37,170	1,742,901
Brunswick Corporation	41,030	1,377,377

		3,120,278

Media: 1.83%
IMAX Corporation †«	65,550	1,698,401
Lions Gate Entertainment Corporation †	65,960	1,899,648

		3,598,049

Specialty Retail: 4.58%
Bebe Stores Incorporated	112,320	613,267
Chico’s FAS Incorporated «	77,890	1,406,693
Dick’s Sporting Goods Incorporated	36,670	1,919,308
GNC Holdings Incorporated Class A «	43,740	1,969,612
rue21 Incorporated †«	32,170	1,350,818
Sonic Automotive Incorporated	76,240	1,735,985

		8,995,683

Textiles, Apparel & Luxury Goods: 2.65%
Hanesbrands Incorporated	68,080	3,394,469
Tumi Holdings Incorporated †	74,510	1,806,868

		5,201,337

Energy: 4.82%

Energy Equipment & Services: 0.86%
Geospace Technologies Corporation †	6,230	541,138
Pacific Drilling SA †	115,970	1,152,742

		1,693,880

Oil, Gas & Consumable Fuels: 3.96%
Diamondback Energy Incorporated †	35,990	1,215,382
Energy XXI (Bermuda) Limited «	57,800	1,475,634
GasLog Limited	80,170	1,073,476
Gulfport Energy Corporation †	35,800	1,707,302
Rosetta Resources Incorporated †	49,160	2,303,638

		7,775,432

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	111

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Financials: 9.69%

Capital Markets: 3.74%
Evercore Partners Incorporated Class A	59,870	$2,378,036
LPL Financial Holdings Incorporated	56,370	2,090,200
Medley Capital Corporation	42,080	612,264
New Mountain Finance Corporation «	33,045	503,275
Stifel Financial Corporation †«	49,300	1,774,307

		7,358,082

Commercial Banks: 3.16%
Capital Bank Financial Corporation Class A †	61,230	1,096,017
CapitalSource Incorporated	182,500	1,717,325
Signature Bank †	15,660	1,208,639
SVB Financial Group †	28,130	2,176,981

		6,198,962

Consumer Finance: 0.81%
Encore Capital Group Incorporated †«	44,455	1,585,710

Insurance: 1.16%
Argo Group International Holdings Limited	57,552	2,279,635

REITs: 0.82%
Blackstone Mortgage Trust Incorporation Class A	61,350	1,617,800

Health Care: 19.07%

Biotechnology: 5.04%
Alnylam Pharmaceuticals Incorporated †	54,760	1,677,299
Ariad Pharmaceuticals Incorporated †	86,420	1,584,943
Exelixis Incorporated †«	214,880	1,040,019
Insys Therapeutics Incorporation †	59,160	653,126
InterMune Incorporated †	101,240	1,000,251
Portola Pharmaceuticals Incorporation †	34,210	622,622
Sarepta Therapeutics Incorporated †«	20,560	726,796
Seattle Genetics Incorporated †«	25,670	880,994
Theravance Incorporated †«	30,970	1,085,189
Trius Therapeutics Incorporation †	81,390	624,261

		9,895,500

Health Care Equipment & Supplies: 6.20%
Atricure Incorporated †	101,910	922,286
Cerus Corporation †«	325,470	1,672,916
DexCom Incorporated †	111,280	2,317,962
Endologix Incorporated †	86,401	1,161,229
Insulet Corporation †«	61,340	1,831,612
Natus Medical Incorporated †	109,800	1,547,082
Spectranetics Corporation †	70,730	1,322,651
Thoratec Corporation †	45,380	1,414,495

		12,190,233

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Health Care Providers & Services: 2.99%
Capital Senior Living Corporation †	67,020	$1,759,275
Ensign Group Incorporated	55,120	1,988,178
Team Health Holdings Incorporated †	54,430	2,126,580

		5,874,033

Health Care Technology: 2.00%
Medidata Solutions Incorporated †	19,750	1,363,145
Omnicell Incorporated †	141,500	2,565,395

		3,928,540

Life Sciences Tools & Services: 1.62%
Fluidigm Corporation †«	60,010	1,022,570
ICON plc ADR †	63,190	2,169,945

		3,192,515

Pharmaceuticals: 1.22%
Akorn Incorporated †«	110,470	1,605,129
Pacira Pharmaceuticals Incorporated †«	26,960	789,928

		2,395,057

Industrials: 18.09%

Aerospace & Defense: 0.70%
Esterline Technologies Corporation †	18,660	1,369,457

Air Freight & Logistics: 1.07%
Hub Group Incorporated Class A †	57,610	2,091,819

Airlines: 1.88%
Spirit Airlines Incorporated †	61,430	1,869,315
US Airways Group Incorporated †«	104,170	1,830,267

		3,699,582

Building Products: 1.09%
A.O. Smith Corporation	54,740	2,145,808

Commercial Services & Supplies: 3.04%
ACCO Brands Corporation †«	188,060	1,344,629
Copart Incorporated †	39,972	1,374,637
InnerWorkings Incorporated †«	89,750	972,890
Kar Auction Services Incorporated	74,230	1,740,694
Performant Financial Corporation †	48,985	540,305

		5,973,155

Construction & Engineering: 1.05%
Tutor Prini Corporation †	111,400	2,063,128

Machinery: 2.09%
Actuant Corporation Class A «	51,250	1,742,500
Wabash National Corporation †«	224,670	2,359,035

		4,101,535

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	113

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Professional Services: 1.93%
On Assignment Incorporated †	103,080	$2,684,203
RPX Corporation †	72,500	1,112,150

		3,796,353

Road & Rail: 2.01%
Genesee & Wyoming Incorporated †	16,630	1,480,902
Swift Transportation Company †	106,370	1,791,271
Werner Enterprises Incorporated «	27,230	681,567

		3,953,740

Trading Companies & Distributors: 3.23%
Beacon Roofing Supply Incorporated †«	36,580	1,507,828
MRC Global Incorporated †	58,880	1,671,603
MSC Industrial Direct Company	15,880	1,312,800
United Rentals Incorporated †«	32,510	1,847,868

		6,340,099

Information Technology: 23.70%

Communications Equipment: 1.70%
Aruba Networks Incorporated †	41,390	618,367
Infinera Corporation †	139,930	1,473,463
Riverbed Technology Incorporated †	79,970	1,236,336

		3,328,166

Computers & Peripherals: 0.40%
Fusion-io Incorporated †«	53,980	781,091

Electronic Equipment, Instruments & Components: 1.65%
InvenSense Incorporated †«	87,250	1,123,780
OSI Systems Incorporated †	36,720	2,123,885

		3,247,665

Internet Software & Services: 2.13%
Perficient Incorporated †	118,160	1,488,816
ValueClick Incorporated †«	63,030	1,660,210
Zillow Incorporated Class A †«	18,530	1,040,274

		4,189,300

IT Services: 3.69%
EVERTEC Incorporation †«	65,480	1,310,910
Fleetcor Technologies Incorporated †	18,120	1,577,890
InterXion Holding NV †	79,080	2,170,746
Vantiv Incorporated Class A †«	82,380	2,192,132

		7,251,678

Semiconductors & Semiconductor Equipment: 3.71%
Applied Micro Circuits Corporation †	96,120	741,085
Microsemi Corporation †	70,490	1,545,846
PMC-Sierra Incorporated †	199,390	1,198,334
Semtech Corporation †	58,750	2,146,725
Spansion Incorporated Class A †	121,330	1,662,221

		7,294,211

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY GROWTH PORTFOLIO

Security name		Shares	Value

Software: 10.42%
Bottomline Technologies Incorporated †«		56,580	$1,563,305
BroadSoft Incorporated †«		31,980	886,486
Cadence Design Systems Incorporated †«		152,910	2,313,528
Concur Technologies Incorporated †«		15,722	1,269,237
Ellie Mae Incorporated †		50,850	1,138,532
Infoblox Incorporated †		63,990	1,556,877
PTC Incorporated †		66,820	1,677,850
Rally Software Development Corporation †		52,480	1,150,886
Realpage Incorporated †«		69,350	1,320,424
Sourcefire Incorporated †«		19,920	1,114,723
SS&C Technologies Holdings †		80,490	2,545,899
Synchronoss Technologies Incorporated †«		42,490	1,332,062
Tangoe Incorporated †«		95,480	1,423,607
Ultimate Software Group Incorporated †		10,630	1,183,119

			20,476,535

Materials: 5.76%

Chemicals: 2.23%
Calgon Carbon Corporation †«		104,700	1,890,882
LSB Industries Incorporated †		26,530	895,918
Methanex Corporation		35,900	1,586,780

			4,373,580

Containers & Packaging: 1.98%
Berry Plastics Group Incorporated †		107,480	2,258,155
Graphic Packaging Holding Company †		212,490	1,634,048

			3,892,203

Metals & Mining: 1.55%
Constellium NV Class A †		117,710	1,730,337
Steel Dynamics Incorporated		86,450	1,326,143

			3,056,480

Total Common Stocks (Cost $148,334,957)			187,684,296

	Yield
Short-Term Investments: 27.61%

Investment Companies: 27.61%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	8,476,742	8,476,742
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.16	45,762,377	45,762,377

Total Short-Term Investments (Cost $54,239,119)			54,239,119

Total investments in securities
(Cost $202,574,076) *	123.13%	241,923,415
Other assets and liabilities, net	(23.13)	(45,437,419)

Total net assets	100.00%	$196,485,996

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	115

SMALL COMPANY GROWTH PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.
*	Cost for federal income tax purposes is $203,678,524 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$42,168,243
Gross unrealized depreciation	(3,923,352)

Net unrealized appreciation	$38,244,891

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.58%

Consumer Discretionary: 17.39%

Auto Components: 3.30%
American Axle & Manufacturing Holdings Incorporated «†	157,930	$2,809,575
Dana Holding Corporation	113,540	2,148,177
Stoneridge Incorporated †	157,830	1,769,274

		6,727,026

Automobiles: 0.79%
Thor Industries Incorporated «	37,970	1,621,699

Distributors: 0.93%
Core Mark Holding Company Incorporated	31,940	1,890,529

Diversified Consumer Services: 1.93%
Apollo Group Incorporated Class A †	117,830	2,355,422
Steiner Leisure Limited †	31,080	1,578,553
Voyager Expanded Learning Incorporated †(a)(i)	58,950	0

		3,933,975

Hotels, Restaurants & Leisure: 2.15%
Bob Evans Farms Incorporated	47,590	2,196,754
Ruby Tuesday Incorporated †	236,620	2,188,735

		4,385,489

Leisure Equipment & Products: 0.69%
Arctic Cat Incorporated «	30,070	1,409,982

Media: 2.10%
Cinemark Holdings Incorporated «	66,600	1,954,044
National Cinemedia Incorporated	139,670	2,319,919

		4,273,963

Specialty Retail: 4.50%
Aeropostale Incorporated †	154,780	2,261,336
Asbury Automotive Group Incorporated †	61,530	2,535,036
Rent-A-Center Incorporated «	47,580	1,740,476
Zumiez Incorporated «†	83,210	2,647,742

		9,184,590

Textiles, Apparel & Luxury Goods: 1.00%
G-III Apparel Group Limited «†	48,260	2,032,229

Consumer Staples: 1.18%

Food Products: 1.18%
Post Holdings Incorporated †	57,080	2,408,205

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	117

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Energy: 5.88%

Energy Equipment & Services: 3.91%
Basic Energy Services Incorporated «†	148,390	$1,981,007
Hercules Offshore Incorporated †	285,600	1,973,496
Hornbeck Offshore «†	43,080	2,241,022
Key Energy Services Incorporated †	274,170	1,776,622

		7,972,147

Oil, Gas & Consumable Fuels: 1.97%
Rex Energy Corporation «†	103,320	1,716,145
Sanchez Energy Corporation †	104,910	2,294,382

		4,010,527

Financials: 35.44%

Capital Markets: 2.02%
Greenhill & Company Incorporated «	44,430	2,213,058
Stifel Financial Corporation «†	53,000	1,907,470

		4,120,528

Commercial Banks: 14.40%
Associated Banc-Corp «	127,980	1,972,172
BancorpSouth Incorporated	126,380	2,168,681
Banner Corporation	55,470	1,779,478
City National Corporation	36,500	2,290,740
FirstMerit Corporation «	125,270	2,363,845
Home Bancshares Incorporated «	63,800	2,685,980
IBERIABANK Corporation	34,700	1,788,438
Pacwest Bancorp «	75,460	2,175,512
SVB Financial Group †	25,830	1,998,984
TriState Capital Holdings Incorporated †	88,760	1,226,663
Umpqua Holdings Corporation	130,650	1,766,388
Webster Financial Corporation «	81,960	1,913,766
Western Alliance Bancorp «†	218,520	3,212,244
Wintrust Financial Corporation «	53,280	2,010,787

		29,353,678

Consumer Finance: 0.79%
Portfolio Recovery Associates Incorporated «†	10,530	1,603,403

Insurance: 7.67%
Amtrust Financial Services Incorporated «	71,477	2,360,885
CNO Financial Group Incorporated «	211,560	2,610,650
Employers Holdings Incorporated	125,010	3,092,747
OneBeacon Insurance Group Limited	120,120	1,708,106
Primerica Incorporated	58,690	2,067,062
Selective Insurance Group Incorporated	89,170	2,116,004
United Fire Group Incorporated	62,630	1,681,616

		15,637,070

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Real Estate Management & Development: 0.62%
Alexander & Baldwin Incorporated †	35,610	$1,256,677

REITs: 8.11%
Ashford Hospitality Trust	178,930	2,363,665
Campus Crest Communities Incorporated	151,080	1,911,162
Cousins Properties Incorporated	210,179	2,169,047
LaSalle Hotel Properties «	73,970	1,952,808
Pebblebrook Hotel Trust	73,580	1,930,739
Redwood Trust Incorporated	113,140	2,167,762
Sabra Health Care REIT Incorporated «	74,103	2,004,486
Sunstone Hotel Investors Incorporated †	169,220	2,040,793

		16,540,462

Thrifts & Mortgage Finance: 1.83%
BankUnited Incorporated «	78,190	1,921,910
Washington Federal Incorporated	103,650	1,812,839

		3,734,749

Health Care: 3.59%

Health Care Equipment & Supplies: 1.04%
Alere Incorporated †	82,720	2,115,978

Health Care Providers & Services: 1.80%
Ensign Group Incorporated	41,150	1,484,281
Lifepoint Hospitals Incorporated †	43,910	2,183,644

		3,667,925

Health Care Technology: 0.75%
Medassets Incorporated †	93,390	1,531,596

Industrials: 13.89%

Aerospace & Defense: 1.03%
AAR Corporation	104,410	2,094,465

Air Freight & Logistics: 1.36%
Air Transport Services Group †	199,960	1,209,758
Atlas Air Worldwide Holdings Incorporated †	33,920	1,574,566

		2,784,324

Commercial Services & Supplies: 0.82%
Quad Graphics Incorporated «	72,230	1,682,959

Construction & Engineering: 1.99%
Great Lakes Dredge & Dock Company	244,510	2,029,433
Tutor Prini Corporation †	109,130	2,021,088

		4,050,521

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	119

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Machinery: 4.26%
Briggs & Stratton Corporation «	80,950	$1,894,230
Global Brass & Copper Holdings Incorporated †	83,550	1,102,860
Kadant Incorporated	55,710	1,666,843
Titan International Incorporated «	82,760	1,930,791
Wabash National Corporation «†	199,050	2,090,025

		8,684,749

Professional Services: 1.01%
FTI Consulting Incorporated «†	54,130	2,056,399

Road & Rail: 1.51%
Con-way Incorporated	43,800	1,665,276
Ryder System Incorporated	22,370	1,410,205

		3,075,481

Trading Companies & Distributors: 0.95%
Titan Machinery Incorporated «†	94,610	1,940,451

Transportation Infrastructure: 0.96%
Wesco Aircraft Holdings Incorporated †	111,250	1,952,438

Information Technology: 12.49%

Communications Equipment: 0.79%
Black Box Corporation «	59,650	1,605,182

Computers & Peripherals: 1.42%
Lexmark International Incorporated «	44,440	1,355,864
QLogic Corporation †	158,300	1,541,842

		2,897,706

Electronic Equipment, Instruments & Components: 3.79%
Multi-Fineline Electronix Incorporated †«	81,700	1,299,030
Plexus Corporation †	63,570	1,854,973
Sanmina Corporation †	187,560	2,547,065
Synnex Corporation «†	49,780	2,018,579

		7,719,647

Internet Software & Services: 0.82%
EarthLink Incorporated	281,770	1,670,896

Semiconductors & Semiconductor Equipment: 5.41%
Integrated Silicon Solution Incorporated «†	139,440	1,508,741
Kulicke & Soffa Industries Incorporated †	214,580	2,660,792
MagnaChip Semiconductor Corporation †	113,820	2,105,670
OmniVision Technologies Incorporated «†	104,620	1,932,331
Photronics Incorporated «†	369,700	2,820,811

		11,028,345

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Advantage Equity Gateway Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY VALUE PORTFOLIO

Security name			Shares	Value

Software: 0.26%
EPIQ Systems Incorporated			43,890	$532,386

Materials: 4.72%

Chemicals: 1.79%
Kraton Performance Polymers Incorporated †			83,780	1,737,597
Zep Incorporated			115,510	1,915,156

				3,652,753

Metals & Mining: 2.93%
A.M. Castle & Company «†			65,540	1,160,058
Commercial Metals Company			62,610	972,765
Horsehead Holding Corporation «†			171,690	1,976,152
Suncoke Energy Incorporated †			119,450	1,851,475

				5,960,450

Telecommunication Services: 1.09%

Diversified Telecommunication Services: 1.09%
Iridium Communications Incorporated «†			311,150	2,218,500

Utilities: 1.91%

Electric Utilities: 1.91%
PNM Resources Incorporated			86,830	1,946,729
Portland General Electric Company			63,740	1,940,242

				3,886,971

Total Common Stocks (Cost $157,571,487)				198,907,050

		Expiration date
Warrants: 0.01%

Health Care: 0.01%

Health Care Equipment & Supplies: 0.01%
EnteroMedics Incorporated †(a)(i)		5-14-2016	9,104	5,573
EnteroMedics Incorporated †(a)(i)		9-28-2016	16,376	11,617
EnteroMedics Incorporated †(a)		2-27-2018	5,552	2,106

Total Warrants (Cost $0)				19,296

	Yield
Short-Term Investments: 25.55%

Investment Companies: 25.55%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		4,284,813	4,284,813
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.16		47,793,038	47,793,038

Total Short-Term Investments (Cost $52,077,851)				52,077,851

Total investments in securities
(Cost $209,649,338) *	123.14%	251,004,197
Other assets and liabilities, net	(23.14)	(47,166,942)

Total net assets	100.00%	$203,837,255

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	121

SMALL COMPANY VALUE PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $212,023,829 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$43,886,894
Gross unrealized depreciation	(4,906,526)

Net unrealized appreciation	$38,980,368

The accompanying notes are an integral part of these financial statements.

122	Wells Fargo Advantage Equity Gateway Funds	Statements of assets and liabilities—May 31, 2013

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$342,225,909	$146,644,708
In affiliated securities, at value (see cost below)	26,628,935	13,779,557

Total investments, at value (see cost below)	368,854,844	160,424,265
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	2,250,693	1,480,096
Receivable for dividends	545,295	129,790
Receivable for securities lending income	2,728	4,032
Prepaid expenses and other assets	3,463	2,174

Total assets	371,657,023	162,040,357

Liabilities
Payable for investments purchased	2,357,445	833,018
Payable upon receipt of securities loaned	21,906,500	13,240,500
Payable for daily variation margin on open futures contracts	0	0
Due to custodian bank	0	0
Advisory fee payable	205,301	78,447
Contigent tax liability	0	0
Accrued expenses and other liabilities	33,238	42,999

Total liabilities	24,502,484	14,194,964

Total net assets	$347,154,539	$147,845,393

Investments in unaffiliated securities (including securities on loan), at cost	$251,704,192	$117,121,403

Investments in affiliated securities, at cost	$26,628,935	$13,779,557

Total investments, at cost	$278,333,127	$130,900,960

Securities on loan, at value	$21,123,642	$12,790,616

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	123

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$1,028,702,223	$2,511,597,336	$135,854,407	$408,843,853	$96,785,073	$187,684,296	$198,926,346
228,643,964	160,662,758	12,084,978	24,913,351	4,649,227	54,239,119	52,077,851

1,257,346,187	2,672,260,094	147,939,385	433,757,204	101,434,300	241,923,415	251,004,197
0	0	288,427	6,784,079	0	0	0
524,833	118,782	219,321	2,817,095	0	1,052,699	2,189,756
1,528	5,494,229	298,667	2,366,479	184,149	70,956	138,196
74,799	12,362	51,906	361,523	374	25,884	8,879
9,447	12,981	3,425	6,178	3,245	3,054	4,588

1,257,956,794	2,677,898,448	148,801,131	446,092,558	101,622,068	243,076,008	253,345,616

3,397,079	491,673	686,539	2,128,838	0	555,680	1,527,326
207,928,654	63,197,126	9,480,030	20,840,881	3,109,900	45,762,377	47,793,038
0	1,072,170	0	0	0	0	0
0	0	0	0	0	87,684	0
727,811	200,814	108,953	335,141	60,226	140,361	147,161
0	0	59,996	0	0	0	0
31,173	47,551	70,873	56,846	46,350	43,910	40,836

212,084,717	65,009,334	10,406,391	23,361,706	3,216,476	46,590,012	49,508,361

$1,045,872,077	$2,612,889,114	$138,394,740	$422,730,852	$98,405,592	$196,485,996	$203,837,255

$794,650,274	$1,685,139,163	$114,416,394	$419,404,478	$85,593,161	$148,334,957	$157,571,487

$228,643,964	$159,900,095	$12,084,978	$24,913,351	$4,649,227	$54,239,119	$52,077,851

$1,023,294,238	$1,845,039,258	$126,501,372	$444,317,829	$90,242,388	$202,574,076	$209,649,338

$200,252,115	$60,925,505	$8,960,845	$19,490,214	$2,959,264	$44,016,908	$46,473,794

$0	$0	$288,533	$6,824,133	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

124	Wells Fargo Advantage Equity Gateway Funds	Statements of operations—year ended May 31, 2013

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Investment income
Dividends*	$7,994,889	$1,674,230
Securities lending income, net	61,966	41,143
Income from affiliated securities	8,143	3,890
Interest	0	0

Total investment income	8,064,998	1,719,263

Expenses
Advisory fee	2,181,056	993,644
Custody and accounting fees	25,615	24,145
Professional fees	31,191	41,542
Shareholder report expenses	6,378	5,093
Trustees’ fees and expenses	11,186	10,573
Other fees and expenses	11,829	7,651

Total expenses	2,267,255	1,082,648
Less: Fee waivers and/or expense reimbursements	0	(131,608)

Net expenses	2,267,255	951,040

Net investment income (loss)	5,797,743	768,223

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	25,557,380	15,571,692
Affiliated securities	0	0
Futures transactions	0	0

Net realized gain (losses) on investments	25,557,380	15,571,692

Net change in unrealized gains (losses) on:
Unaffiliated securities	54,634,553	11,859,205
Affiliated securities	0	0
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	54,634,553	11,859,205

Net realized and unrealized gains (losses) on investments	80,191,933	27,430,897

Net increase in net assets resulting from operations	$85,989,676	$28,199,120

* Net of foreign dividend withholding taxes in the amount of	$29,014	$16,574

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2013	Wells Fargo Advantage Equity Gateway Funds	125

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio		International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$2,151,595	$56,634,034	$2,976,902		$13,504,381	$1,261,028	$1,203,222	$2,587,373
1,110,980	321,463	124,277		765,117	4,608	159,703	125,520
31,891	949,910	2,366		6,376	1,868	8,804	7,553
0	2,550	0		2,921	0	0	0

3,294,466	57,907,957	3,103,545		14,278,795	1,267,504	1,371,729	2,720,446

7,837,674	2,155,462	987,930		3,074,356	370,509	1,302,988	1,528,775
50,685	144,328	120,200		98,269	14,136	22,964	26,566
29,690	29,481	63,695		44,895	37,421	43,186	43,110
2,088	5,674	2,297		7,674	5,665	6,473	4,257
11,017	11,777	14,988		12,537	11,629	12,364	12,034
20,542	61,476	18,547		39,542	4,004	12,022	12,279

7,951,696	2,408,198	1,207,657		3,277,273	443,364	1,399,997	1,627,021
0	0	0		0	(24,205)	(149)	0

7,951,696	2,408,198	1,207,657		3,277,273	419,159	1,399,848	1,627,021

(4,657,230)	55,499,759	1,895,888		11,001,522	848,345	(28,119)	1,093,425

8,468,821	77,238,764	8,384,099	[1]	(3,085,904)	8,490,528	14,699,969	13,278,991
0	1,000,453	0		0	0	0	0
0	6,017,863	0		0	0	0	0

8,468,821	84,257,080	8,384,099		(3,085,904)	8,490,528	14,699,969	13,278,991

182,265,995	454,663,596	20,174,725	[2]	80,132,934	6,509,832	28,484,637	36,327,755
0	6,866,170	0		0	0	0	0
0	4,826,233	0		0	0	0	0

182,265,995	466,355,999	20,174,725		80,132,934	6,509,832	28,484,637	36,327,755

190,734,816	550,613,079	28,558,824		77,047,030	15,000,360	43,184,606	49,606,746

$186,077,586	$606,112,838	$30,454,712		$88,048,552	$15,848,705	$43,156,487	$50,700,171

$4,308	$40,715	$363,570		$1,502,568	$1,475	$4,060	$218

1.	Net of foreign capital gains tax in the amount of $6,000

2.	Net of foreign capital gains tax in the amount of $53,996

The accompanying notes are an integral part of these financial statements.

126	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	C&B Large Cap Value Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$5,797,743	$6,573,718
Net realized gains on investments	25,557,380	15,269,192
Net change in unrealized gains (losses) on investments	54,634,553	(40,212,230)

Net increase (decrease) in net assets resulting from operations	85,989,676	(18,369,320)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	19,812,149	14,806,365
Withdrawals	(83,570,402)	(95,014,836)

Net decrease in net assets resulting from capital share transactions	(63,758,253)	(80,208,471)

Total increase (decrease) in net assets	22,231,423	(98,577,791)

Net assets
Beginning of period	324,923,116	423,500,907

End of period	$347,154,539	$324,923,116

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	127

	Diversified Large Cap Growth Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$768,223	$425,590
Net realized gains on investments	15,571,692	5,356,234
Net change in unrealized gains (losses) on investments	11,859,205	(3,329,475)

Net increase in net assets resulting from operations	28,199,120	2,452,349

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	4,046,616	7,386,835
Withdrawals	(42,558,624)	(52,938,016)

Net decrease in net assets resulting from capital share transactions	(38,512,008)	(45,551,181)

Total decrease in net assets	(10,312,888)	(43,098,832)

Net assets
Beginning of period	158,158,281	201,257,113

End of period	$147,845,393	$158,158,281

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Emerging Growth Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment loss	$(4,657,230)	$(4,480,439)
Net realized gains on investments	8,468,821	45,606,364
Net change in unrealized gains (losses) on investments	182,265,995	106,939,881

Net increase in net assets resulting from operations	186,077,586	148,065,806

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	43,331,221	1,103,202,835
Withdrawals	(182,428,836)	(336,929,676)

Net increase (decrease) in net assets resulting from capital share transactions	(139,097,615)	766,273,159

Total increase in net assets	46,979,971	914,338,965

Net assets
Beginning of period	998,892,106	84,553,141

End of period	$1,045,872,077	$998,892,106

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	129

	Index Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$55,499,759	$50,245,701
Net realized gains on investments	84,257,080	44,324,406
Net change in unrealized gains (losses) on investments	466,355,999	(109,116,550)

Net increase (decrease) in net assets resulting from operations	606,112,838	(14,546,443)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	103,522,576	170,958,274
Withdrawals	(480,245,028)	(304,471,072)

Net decrease in net assets resulting from capital share transactions	(376,722,452)	(133,512,798)

Total increase (decrease) in net assets	229,390,386	(148,059,241)

Net assets
Beginning of period	2,383,498,728	2,531,557,969

End of period	$2,612,889,114	$2,383,498,728

The accompanying notes are an integral part of these financial statements.

130	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	International Growth Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$1,895,888	$2,321,731
Net realized gains on investments	8,384,099	5,754,758
Net change in unrealized gains (losses) on investments	20,174,725	(18,816,975)

Net increase (decrease) in net assets resulting from operations	30,454,712	(10,740,486)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	29,169,783 [1]	19,315,418
Withdrawals	(29,751,222)	(28,198,788)

Net decrease in net assets resulting from capital share transactions	(581,439)	(8,883,370)

Total increase (decrease) in net assets	29,873,273	(19,623,856)

Net assets
Beginning of period	108,521,467	128,145,323

End of period	$138,394,740	$108,521,467

1.	Amount includes $22,586,786 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	131

	International Value Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$11,001,522	$10,731,272
Net realized losses on investments	(3,085,904)	(2,485,463)
Net change in unrealized gains (losses) on investments	80,132,934	(82,848,290)

Net increase (decrease) in net assets resulting from operations	88,048,552	(74,602,481)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	74,737,541 [1]	24,184,061
Withdrawals	(29,346,621)	(12,254,871)

Net increase in net assets resulting from capital share transactions	45,390,920	11,929,190

Total increase (decrease) in net assets	133,439,472	(62,673,291)

Net assets
Beginning of period	289,291,380	351,964,671

End of period	$422,730,852	$289,291,380

1.	Amount includes $22,429,789 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

132	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Large Company Value Portfolio
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income	$848,345		$975,071
Net realized gains on investments	8,490,528		1,843,881
Net change in unrealized gains (losses) on investments	6,509,832		(6,856,974)

Net increase (decrease) in net assets resulting from operations	15,848,705		(4,038,022)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	51,038,318	[1]	1,638,219
Withdrawals	(21,361,580)		(11,556,144)

Net increase (decrease) in net assets resulting from capital share transactions	29,676,738		(9,917,925)

Total increase (decrease) in net assets	45,525,443		(13,955,947)

Net assets
Beginning of period	52,880,149		66,836,096

End of period	$98,405,592		$52,880,149

1.	The amount includes $50,059,057, related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Equity Gateway Funds	133

	Small Company Growth Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment loss	$(28,119)	$(317,924)
Net realized gains on investments	14,699,969	43,682,880
Net change in unrealized gains (losses) on investments	28,484,637	(74,305,951)

Net increase (decrease) in net assets resulting from operations	43,156,487	(30,940,995)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	64,117,058	13,211,256
Withdrawals	(73,747,010)	(154,050,686)

Net decrease in net assets resulting from capital share transactions	(9,629,952)	(140,839,430)

Total increase (decrease) in net assets	33,526,535	(171,780,425)

Net assets
Beginning of period	162,959,461	334,739,886

End of period	$196,485,996	$162,959,461

The accompanying notes are an integral part of these financial statements.

134	Wells Fargo Advantage Equity Gateway Funds	Statements of changes in net assets

	Small Company Value Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$1,093,425	$1,415,963
Net realized gains on investments	13,278,991	19,382,594
Net change in unrealized gains (losses) on investments	36,327,755	(37,231,687)

Net increase (decrease) in net assets resulting from operations	50,700,171	(16,433,130)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	40,236,818 [1]	25,377,194
Withdrawals	(86,362,160)	(46,438,479)

Net decrease in net assets resulting from capital share transactions	(46,125,342)	(21,061,285)

Total increase (decrease) in net assets	4,574,829	(37,494,415)

Net assets
Beginning of period	199,262,426	236,756,841

End of period	$203,837,255	$199,262,426

1.	Amount includes $14,416,889 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Equity Gateway Funds	135

	Ratio to average net assets (annualized)				Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses	Total return[1]

C&B Large Cap Value Portfolio
June 1, 2012 to May 31, 2013	1.73%	0.68%	0.68%	29.30%	18%
June 1, 2011 to May 31, 2012	1.81%	0.68%	0.68%	(4.61)%	21%
October 1, 2010 to May 31, 2011[2]	1.27%	0.67%	0.67%	18.08%	17%
October 1, 2009 to September 30, 2010	1.40%	0.70%	0.68%	7.49%	13%
October 1, 2008 to September 30, 2009	2.19%	0.73%	0.64%	(5.53)%	28%
October 1, 2007 to September 30, 2008	1.71%	0.73%	0.68%	(20.18)%	21%

Diversified Large Cap Growth Portfolio
June 1, 2012 to May 31, 2013	0.51%	0.71%	0.62%	20.30%	56%
June 1, 2011 to May 31, 2012	0.24%	0.71%	0.62%	1.26%	79%
October 1, 2010 to May 31, 2011[2,3]	0.40%	0.69%	0.62%	22.78%	101%
October 1, 2009 to September 30, 2010[3]	0.66%	0.70%	0.62%	7.51%	11%
October 1, 2008 to September 30, 2009[3]	0.97%	0.70%	0.62%	3.31%	13%
October 1, 2007 to September 30, 2008[3]	0.48%	0.68%	0.67%	(22.59)%	7%

Emerging Growth Portfolio
June 1, 2012 to May 31, 2013	(0.47)%	0.80%	0.80%	20.53%	65%
June 1, 2011 to May 31, 2012	(0.57)%	0.80%	0.80%	(4.83)%	75%
October 1, 2010 to May 31, 2011[2]	(0.77)%	0.94%	0.91%	37.91%	59%
October 1, 2009 to September 30, 2010	(0.66)%	1.02%	0.94%	20.49%	97%
October 1, 2008 to September 30, 2009	(0.53)%	0.94%	0.91%	(5.70)%	147%
October 1, 2007 to September 30, 2008	(0.49)%	0.93%	0.92%	(30.95)%	191%

Index Portfolio
June 1, 2012 to May 31, 2013	2.20%	0.09%	0.09%	27.22%	4%
June 1, 2011 to May 31, 2012	2.09%	0.10%	0.10%	(0.52)%	9%
October 1, 2010 to May 31, 2011[2]	1.93%	0.10%	0.10%	19.39%	3%
October 1, 2009 to September 30, 2010	2.01%	0.10%	0.10%	9.97%	22%
October 1, 2008 to September 30, 2009	2.61%	0.12%	0.10%	(7.00)%	10%
October 1, 2007 to September 30, 2008	2.07%	0.11%	0.11%	(22.28)%	5%

International Growth Portfolio
June 1, 2012 to May 31, 2013	1.63%	1.04%	1.04%	30.34%	46%
June 1, 2011 to May 31, 2012	2.04%	0.97%	0.90%	(9.44)%	69%
October 1, 2010 to May 31, 2011[2]	1.62%	1.10%	1.10%	14.50%	53%
October 1, 2009 to September 30, 2010	0.89%	1.42%	1.20%	3.25%	89%
October 1, 2008 to September 30, 2009	1.71%	1.14%	1.11%	6.23%	95%
October 1, 2007 to September 30, 2008	1.17%	1.08%	1.05%	(28.68)%	57%

International Value Portfolio
June 1, 2012 to May 31, 2013	3.04%	0.91%	0.91%	29.45%	16%
June 1, 2011 to May 31, 2012	3.44%	0.91%	0.85%	(21.07)%	9%
October 1, 2010 to May 31, 2011[2]	3.14%	0.94%	0.94%	14.00%	16%
October 1, 2009 to September 30, 2010	2.41%	1.20%	1.06%	0.92%	27%
October 1, 2008 to September 30, 2009	2.72%	1.08%	1.03%	5.26%	41%
October 1, 2007 to September 30, 2008	3.68%	1.07%	1.01%	(34.21)%	23%

Large Company Value Portfolio
June 1, 2012 to May 31, 2013	1.49%	0.78%	0.74%	28.91%	95%
June 1, 2011 to May 31, 2012	1.67%	0.77%	0.74%	(6.06)%	104%
October 1, 2010 to May 31, 2011[2]	1.58%	0.78%	0.74%	21.46%	38%
October 1, 2009 to September 30, 2010	1.73%	0.73%	0.72%	7.02%	46%
October 1, 2008 to September 30, 2009	2.69%	0.75%	0.69%	(9.66)%	11%
October 1, 2007 to September 30, 2008	2.16%	0.75%	0.57%	(23.18)%	8%

Please see footnotes on page 136.

The accompanying notes are an integral part of these financial statements.

136	Wells Fargo Advantage Equity Gateway Funds	Financial highlights

	Ratio to average net assets (annualized)				Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses	Total return[1]

Small Company Growth Portfolio
June 1, 2012 to May 31, 2013	(0.02)%	0.86%	0.86%	31.39%	109%
June 1, 2011 to May 31, 2012	(0.12)%	0.83%	0.83%	(10.75)%	107%
October 1, 2010 to May 31, 2011[2]	(0.42)%	0.83%	0.83%	39.64%	70%
October 1, 2009 to September 30, 2010	(0.48)%	0.87%	0.86%	15.25%	129%
October 1, 2008 to September 30, 2009	(0.53)%	0.89%	0.87%	1.75%	169%
October 1, 2007 to September 30, 2008	(0.53)%	0.89%	0.89%	(27.50)%	150%

Small Company Value Portfolio
June 1, 2012 to May 31, 2013	0.58%	0.85%	0.85%	30.76%	57%
June 1, 2011 to May 31, 2012	0.69%	0.84%	0.84%	(7.17)%	60%
October 1, 2010 to May 31, 2011[2]	1.60%	0.84%	0.84%	26.72%	47%
October 1, 2009 to September 30, 2010	0.31%	0.89%	0.89%	16.38%	60%
October 1, 2008 to September 30, 2009	1.16%	0.90%	0.88%	(6.28)%	99%
October 1, 2007 to September 30, 2008	1.02%	0.90%	0.89%	(22.01)%	82%

1.	Returns for periods of less than one year are not annualized.

2.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

3.	After the close of business on January 28, 2011, Diversified Large Cap Growth Portfolio acquired the net assets of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio, and Wells Fargo Advantage Large Company Growth Portfolio. Wells Fargo Advantage Large Company Growth Portfolio became the accounting and performance survivor in the transaction. The information for the periods prior to January 31, 2011 is that of the Wells Fargo Advantage Large Company Growth Portfolio.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	137

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), Wells Fargo Advantage Diversified Large Cap Growth Portfolio (“Diversified Large Cap Growth Portfolio”), Wells Fargo Advantage Emerging Growth Portfolio (“Emerging Growth Portfolio”), Wells Fargo Advantage Index Portfolio (“Index Portfolio”), Wells Fargo Advantage International Growth Portfolio (“International Growth Portfolio”), Wells Fargo Advantage International Value Portfolio (“International Value Portfolio”), Wells Fargo Advantage Large Company Value Portfolio (“Large Company Value Portfolio”), Wells Fargo Advantage Small Company Growth Portfolio (“Small Company Growth Portfolio”), and Wells Fargo Advantage Small Company Value Portfolio (“Small Company Value Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Portfolios’ Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On May 31, 2013, fair value pricing was used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Portfolios’ Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

138	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolios are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuate from time to time, In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statements of Operations.

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	139

Futures contracts

Each Portfolio may be subject to equity price risk in the normal course of pursuing its investment objectives. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal authorities. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

140	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

As of May 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in Securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
C&B Large Cap Value Portfolio

Equity securities
Common stocks	$335,030,913	$5,135,665	$0	$340,166,578
Preferred stocks	0	2,059,331	0	2,059,331

Short-term investments
Investment companies	4,722,435	21,906,500	0	26,628,935
Total	$339,753,348	$29,101,496	$0	$368,854,844
Diversified Large Cap Growth Portfolio

Equity securities
Common stocks	$146,644,708	$0	$0	$146,644,708

Short-term investments
Investment companies	539,057	13,240,500	0	13,779,557
Total	$147,183,765	$13,240,500	$0	$160,424,265
Emerging Growth Portfolio

Equity securities
Common stocks	$1,028,702,223	$0	$0	$1,028,702,223

Short-term investments
Investment companies	20,715,310	207,928,654	0	$228,643,964
Total	$1,049,417,533	$207,928,654	$0	$1,257,346,187
Index Portfolio

Equity securities
Common stocks	$2,541,793,757	$0	$0	$2,541,793,757

Short-term investments
Investment companies	62,769,350	63,197,126	0	125,966,476
U.S. Treasury securities	4,499,861	0	0	4,499,861
Total	$2,609,062,968	$63,197,126	$0	$2,672,260,094
International Growth Portfolio

Equity securities
Common stocks	$17,078,423	$116,421,662	$0	$133,500,085
Preferred stocks	0	2,354,322	0	2,354,322

Short-term investments
Investment companies	2,604,948	9,480,030	0	12,084,978
Total	$19,683,371	$128,256,014	$0	$147,939,385
International Value Portfolio

Equity securities
Common stocks	$27,375,788	$377,925,884	$0	$405,301,672
Preferred stocks	3,542,181	0	0	3,542,181

Short-term investments
Investment companies	4,072,470	20,840,881	0	24,913,351
Total	$34,990,439	$398,766,765	$0	$433,757,204

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	141

Investments in Securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Large Company Value Portfolio

Equity securities
Common stocks	$96,785,073	$0	$0	$96,785,073

Short-term investments
Investment companies	1,539,327	3,109,900	0	4,649,227
Total	$98,324,400	$3,109,900	0	$101,434,300
Small Company Growth Portfolio

Equity securities
Common stocks	$187,684,296	$0	$0	$187,684,296

Short-term investments
Investment companies	8,476,742	45,762,377	0	54,239,119
Total	$196,161,038	$45,762,377	$0	$241,923,415
Small Company Value Portfolio

Equity securities
Common stocks	$198,907,050	$0	$0	$198,907,050
Warrants	0	19,296	0	19,296

Short-term investments
Investment companies	4,284,813	47,793,038	0	52,077,851
Total	$203,191,863	$47,812,334	$0	$251,004,197

As of May 31, 2013, the inputs used in valuing Index Portfolio’s other financial instruments were as follows:

Future contracts+	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Index Portfolio	$2,768,095	$0	$0	$2,768,095

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Portfolios.

Funds Management has retained the services of certain subadvisers to provide daily funds management to the Portfolios. Funds Management has engaged WellsCap (an affiliate of Funds Management), Peregrine Capital Management, Inc. (an affiliate of Funds Management), Artisan Partners Limited Partnership, Cooke & Bieler, L.P., LSV Asset Management, Golden Capital Management, LLC (an affiliate of Funds Management), and Phocas Financial Corporation as subadvisers.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee which is calculated based on the average daily net assets of each Portfolio. The fees for subadvisory services are borne by the Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each Portfolio.

142	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

	Advisory fee		Effective rate for the year ended May 31, 2013		Subadvisory fee
	starting at	declining to		Subadviser	starting at		declining to
C&B Large Cap Value Portfolio	0.65%	0.55%	0.65%	Cooke & Bieler, L.P.	0.38%[1]		0.30%[1]
Diversified Large Cap Growth Portfolio	0.65	0.55	0.65	WellsCap	0.30	[2]	0.20	[2]
Emerging Growth Portfolio	0.80	0.70	0.79	WellsCap	0.55		0.40
Index Portfolio	0.10	0.05	0.08	Golden Capital Management, LLC	0.05		0.02
International Growth Portfolio	0.85	0.70	0.85	Artisan Partners Limited Partnership	0.80		0.50
International Value Portfolio	0.85	0.70	0.85	LSV Asset Management	0.35		0.30
Large Company Value Portfolio	0.65	0.55	0.65	Phocas Financial Corporation	0.29		0.20
Small Company Growth Portfolio	0.80	0.70	0.80	Peregrine Capital Management, Inc.	0.50	[3]	0.45	[3]
Small Company Value Portfolio	0.80	0.70	0.80	Peregrine Capital Management, Inc.	0.45	[4]	0.40	[4]

[1]	Prior to May 1, 2013, C&B Large Cap Value Portfolio paid Cooke & Bieler, L.P. a subadvisory fee which started at 0.45% and declined to 0.30% as average daily net assets increased.

[2]	Prior to May 1, 2013, Diversified Large Cap Growth Portfolio paid WellsCap a subadvisory fee which started at 0.35% and declined to 0.15% as average daily net assets increased.

[3]	Prior to January 1, 2013, Small Company Growth Portfolio paid Peregrine Capital Management, Inc. a subadvisory fee which started at 0.90% and declined to 0.55% as average daily net assets increased.

[4]	Prior to May 1, 2013, Small Company Value Portfolio paid Peregrine Capital Management, Inc. a subadvisory fee which started at 0.50% and increased to 0.75% as its average net assets increased.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligation (if any) and short-term securities, for the year ended May 31, 2013 were as follows:

	Purchases at cost	Sales proceeds
C&B Large Cap Value Portfolio	$59,838,951	$115,519,886
Diversified Large Cap Growth Portfolio	83,224,842	110,627,059
Emerging Growth Portfolio	634,743,135	769,011,425
Index Portfolio	86,949,254	412,618,584
International Growth Portfolio	52,626,047	69,622,146
International Value Portfolio	88,916,080	54,072,942
Large Company Value Portfolio	53,805,980	69,367,184
Small Company Growth Portfolio	171,508,284	183,890,400
Small Company Value Portfolio	105,347,399	162,062,808

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	143

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2013, Index Portfolio used uninvested cash to enter into futures contracts to gain market exposure.

At May 31, 2013, Index Portfolio had long futures contracts outstanding as follows:

	Expiration date	Contracts	Type	Contract value at May 31, 2013	Unrealized gains
Index Portfolio	June 2013	166 Long	S&P 500 Index	$67,603,500	$2,768,095

The payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin.

Index Portfolio had an average notional amount of $46,186,400 in long futures contracts outstanding during the year ended May 31, 2013.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

7. ACQUISITIONS

After the close of business on April 19, 2013, International Growth Portfolio acquired the net assets of Wells Fargo Advantage International Index Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage International Index Portfolio with a fair value of $22,535,457, identified cost of $21,854,655, and unrealized gains of $680,802 at April 19, 2013 were the principal assets acquired by International Growth Portfolio. For financial reporting purposes, assets received by International Growth Portfolio was recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage International Index Portfolio was carried forward to align ongoing reporting of International Growth Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for International Growth Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment income	$2,276,123
Net realized and unrealized gains on investments	$31,301,977
Net increase in net assets resulting from operations	$33,578,100

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage International Index Portfolio that have been included in International Growth Portfolio’s Statement of Operations since April 22, 2013.

After the close of business on April 19, 2013, International Value Portfolio acquired the net assets of Wells Fargo Advantage International Equity Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage International Equity Portfolio with a fair value of $22,369,294, identified cost of $22,824,592, and unrealized losses of $455,298 at April 19, 2013 were the principal assets acquired by International Value Portfolio. For financial reporting purposes, assets received by International Value Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage International Equity Portfolio was carried forward to align ongoing reporting of International Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

144	Wells Fargo Advantage Equity Gateway Funds	Notes to financial statements

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for International Value Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment income	$21,429,816
Net realized and unrealized gains on investments	$71,515,531
Net increase in net assets resulting from operations	$92,945,347

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage International Equity Portfolio that have been included in International Value Portfolio’s Statement of Operations since April 22, 2013.

After the close of business on April 19, 2013, Large Company Value Portfolio acquired the net assets of Wells Fargo Advantage Equity Value Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage Equity Value Portfolio with a fair value of $49,782,607, identified cost of $48,925,675, and unrealized gains of $856,932 at April 19, 2013 were the principal assets acquired by Large Company Value Portfolio. For financial reporting purposes, assets received by Large Company Value Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Equity Value Portfolio was carried forward to align on going reporting of Large Company Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for Large

Company Value Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment loss	$(3,466,147)
Net realized and unrealized gains on investments	$21,684,877
Net increase in net assets resulting from operations	$18,218,730

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Equity Value Portfolio that have been included in Large Company Value Portfolio’s Statement of Operations since April 22, 2013.

After the close of business on April 19, 2013, Small Company Value Portfolio acquired the net assets of Wells Fargo Advantage Small Cap Value Portfolio. The purpose of the transactions was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage Small Cap Value Portfolio with fair value of $14,404,707, identified cost of $14,875,954, and unrealized losses of $471,247 at April 19, 2013, were the principal assets acquired by Small Company Value Portfolio. For financial reporting purposes, assets received by Small Company Value Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Small Cap Value Portfolio was carried forward to align ongoing reporting of Small Company Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisitions had been completed June 1, 2012, the beginning of the annual reporting period for Small Company Value Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment income	$1,370,856
Net realized and unrealized gains on investments	$53,680,718
Net increase in net assets resulting from operations	$55,051,574

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Small Cap Value Portfolio that have been included in Small Company Value Portfolio’s Statement of Operations since April 22, 2013.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of industries, sectors, countries or geographical regions. Portfolios that invest a substantial portion of their assets in an industry or sector may be more affected by changes in that industry or sector than would be a fund whose investments are not heavily weighted in any industry or sector. Portfolios that focus their investments in particular countries or geographic regions may be particularly

Notes to financial statements	Wells Fargo Advantage Equity Gateway Funds	145

susceptible to economic and political events affecting those countries or regions. The Portfolio of Investments includes information on each Portfolio’s holdings, including sector, industry and/or geographical composition, as relevant.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

146	Wells Fargo Advantage Equity Gateway Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolio of investments (for Wells Fargo Advantage Index Portfolio), of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, nine of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2013, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from October 1, 2010 to May 31, 2011, and each of the years in the three-year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios, of Wells Fargo Master Trust as of May 31, 2013, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 29, 2013

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	147

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2013:

Dividends-received deduction
C&B Large Cap Value Fund	100%
Diversified Equity Fund	57%
Index Fund	97%
Small Company Value Fund	100%

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2013:

Long-term capital gain distributions
Diversified Equity Fund	$18,698,099
Emerging Growth Fund	44,109,041
Index Fund	41,881,258
Small Company Growth Fund	273,170

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2013 have been designated as qualified dividend income (QDI):

QDI
C&B Large Cap Value Fund	$4,482,883
Diversified Equity Fund	3,523,388
Index Fund	48,338,789
International Value Fund	7,963,723
Small Company Value Fund	56,037

For the fiscal year ended May 31, 2013, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Diversified Equity Fund	$44,743

For the fiscal year ended May 31, 2013, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
Diversified Equity Fund	$1,449,698
Index Fund	3,686,064

148	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available without charge on the website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	149

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

150	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of International Value Fund, International Growth Portfolio, and International Value Portfolio and Assistant Treasurer of the remaining funds in this shareholder report. In addition, Jeremy DePalma acts as Treasurer of 55 other funds and Assistant Treasurer of 60 other funds in the Fund Complex. Nancy Wiser serves as Treasurer of the remaining funds in this shareholder report as well as 60 other funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	151

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, Wells Fargo Advantage Small Company Value Fund, Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio and Wells Fargo Advantage Small Company Value Portfolio

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trusts’ investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Funds Trust Board reviewed an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Wells Fargo Advantage C&B Large Cap Value Fund, Wells Fargo Advantage Diversified Equity Fund, Wells Fargo Advantage Emerging Growth Fund, Wells Fargo Advantage Index Fund, Wells Fargo Advantage International Value Fund, Wells Fargo Advantage Small Company Growth Fund, Wells Fargo Advantage Small Company Value Fund (individually, a “Gateway Fund” and collectively, the “Gateway Funds”). The Master Trust Board reviewed an investment advisory agreement with Funds Management for each of Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio and Wells Fargo Advantage Small Company Value Portfolio (the “Master Portfolios”). The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.”

The Master Trust Board also reviewed: (i) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”) for each of the Diversified Large Cap Growth Portfolio and Emerging Growth Portfolio; (ii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”) for the International Growth Portfolio; (iii) an investment sub-advisory agreement with Cooke & Bieler L.P. (“Cooke & Bieler”) for the C&B Large Cap Value Portfolio; (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”) for the International Value Portfolio; (v) an investment sub-advisory agreement with Peregrine Capital Management, Inc. (“Peregrine”) for each of the Small Company Growth Portfolio and Small Company Value Portfolio; (vi) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Index Portfolio; and (vii) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Portfolio. The investment advisory agreements with Funds Management and the sub-advisory agreements with WellsCap, Artisan, Cooke & Bieler, LSV, Peregrine, Golden and Phocas (collectively, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.”

The Diversified Equity Fund is a gateway blended fund that invests all of its assets in multiple Master Portfolios. The C&B Large Cap Value Fund, Emerging Growth Fund, Index Fund, International Value Fund, Small Company Growth Fund and Small Company Value Fund are gateway feeder funds that invest substantially all of their assets in the C&B Large Cap Value Portfolio, Emerging Growth Portfolio, Index Portfolio, International Value Portfolio, Small Company Growth Portfolio and Small Company Value Portfolio, respectively. Each of these Master Portfolios has a substantially similar investment objective and substantially similar investment strategies to the respective Gateway Fund. Information provided to the Boards regarding these Funds is also applicable to the Master Portfolios identified above, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

152	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

In providing information to the Boards, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After their deliberations, the Boards unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Funds and their shareholders, and that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Boards considered the continuation of the Advisory Agreements for the Funds as part of their consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in reaching their determinations.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Advisers, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the administrative and other services provided to the Funds by Funds Management and its affiliates and Funds Management’s oversight of the Funds’ various service providers.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2012. The Boards also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in the performance Universe.

The Funds Trust Board noted that the performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the C&B Large Cap Value Fund was lower than the median performance of its Universe for all periods under review; (ii) the performance of the Diversified Equity Fund was higher than or in range of the median performance of its Universe for the one- and three-year periods under review, but lower than the median performance of its Universe for the five- and ten-year periods under review; (iii) the performance of the Emerging Growth Fund was lower than the median performance of its Universe for the one- and five- year periods under review, but higher than the median performance of its Universe for the three-year period under review; (iv) the performance of the Index Fund was in range of the median performance of its Universe for all periods under review; (v) the performance of the International Value Fund was in range of the median performance of its Universe for all periods under review; (vi) the performance of the Small Company Growth Fund was higher than or in range of the median performance of its Universe for all periods under review; and (vii) the performance of the Small Company Value Fund was higher than or in range of the median performance of its Universe for the one-, three- and five-year periods under review, but lower than the median performance of its Universe for the ten-year period under review.

The Funds Trust Board also noted that the performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the C&B Large Cap Value Fund was in range of its benchmark, the Russell 1000® Value Index, for the five- and ten-year periods under review, and lower than its benchmark for the one- and three-year periods under review; (ii) the performance of the Diversified Equity Fund was lower than its benchmark, the Diversified Equity

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	153

Composite Index, which is a proprietary index used by the Funds Trust Board to help it assess the Diversified Equity Fund’s relative performance, for all periods under review; (iii) the performance of the Emerging Growth Fund was higher than its benchmark, the Russell 2000® Growth Index, for the three-year period under review, and lower than its benchmark for the one- and five-year periods under review; (iv) the performance of the Index Fund was in range of its benchmark, the S&P 500 Index, for all periods under review; (v) the performance of the International Value Fund was higher than or in range of its benchmark, the Morgan Stanley Composite Index Europe Australasia and Far East Value Index (Net), for all periods under review; (vi) the performance of the Small Company Growth Fund was higher than or in range of its benchmark, the Russell 2000® Growth Index, for all periods under review; and (vii) the performance of the Small Company Value Fund was higher than or in range of its benchmark, the Russell 2000® Value Index, for all periods under review.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the C&B Large Cap Value Fund, the Diversified Equity Fund and the Emerging Growth Fund relative to their respective Universes and benchmarks for the periods noted above. The Funds Trust Board also received information concerning, and discussed factors contributing to, the underperformance of the Small Company Value Fund relative to its benchmarks for the ten-year period under review. Funds Management advised the Funds Trust Board about certain market conditions and investment decisions that it believed contributed to the underperformance of the C&B Large Cap Value Fund, the Diversified Equity Fund, the Emerging Growth Fund and the Small Company Value Fund and the Funds Trust Board was satisfied with the explanations it received.

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Gateway Funds.

The Funds Trust Board received and considered information regarding each Gateway Fund’s net operating expense ratios and their various components, including actual management fees assessed at the Gateway Fund and the Master Portfolio levels (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Funds Trust Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Funds Trust Board noted that the net operating expense ratios of each of the Gateway Funds were lower than, equal to or in range of each Gateway Fund’s respective expense Group’s median net operating expense ratios, except for Class A of the Small Company Value Fund. However, the Funds Trust Board viewed favorably the agreed-upon reductions in the operating expense ratio caps for Class A, Class B and Class C of the Small Company Value Fund.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to an expense Group.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

Except with respect to the Diversified Equity Fund, the Funds Trust Board noted that Funds Management receives no advisory fees from a Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Gateway Fund were to change its investment structure so that it begins to invest in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets among various master portfolios. The Funds Trust Board noted that the Diversified Equity Fund is a gateway blended fund that invests in multiple master portfolios and therefore pays an advisory fee to Funds Management.

The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and, with respect to the Gateway Funds, on a combined basis with each Gateway Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Funds Trust Board considered that the administration fees

154	Wells Fargo Advantage Equity Gateway Funds	Other information (unaudited)

include transfer agency costs. The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of the Management Rates of each Gateway Fund, which, except in the case of Diversified Equity Fund, include the advisory fees paid at the Master Portfolio level, with those of other funds in the expense Groups at a common asset level. The Funds Trust Board noted that the Management Rates of each Gateway Fund were equal to, in range of or lower than the median rates for the Gateway Fund’s respective expense Groups, with the following exceptions in which the Management Rates were above the median rates of the relevant expense Groups: (i) Class A for C&B Large Cap Value Fund; (ii) Investor Class, Class A and Administrator Class for Emerging Growth Fund; (iii) Investor Class and Class A for Index Fund; (iv) Class A and Administrator Class for International Value Fund; (v) Class A for Small Company Growth Fund; and (vi) Class A for Small Company Value Fund. The Funds Trust Board further noted that Funds Management had agreed to maintain or reduce the contractual fee caps for the Gateway Funds designed to lower their total expenses.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were equal to, in range of or lower than the median rate for the Master Portfolio’s respective expense Group. The Master Trust Board viewed favorably the agreed-upon revisions to the advisory fee schedules for the Emerging Growth Portfolio, the Small Company Growth Portfolio and the Small Company Value Portfolio.

The Master Trust Board also received and considered information about the portions of the total advisory fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. With respect to the Master Portfolios sub-advised by Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the respective Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated extensive information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to WellsCap, Peregrine and Golden, in recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to each Fund through affiliated entities, the Master Trust Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and WellsCap, Peregrine and Golden. With respect to Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered that the Sub-Advisory Agreement Rates paid to each of these Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis. The Master Trust Board viewed favorably the agreed-upon revisions to the sub-advisory fee schedules for the C&B Large Cap Value Portfolio, the Diversified Large Cap Growth Portfolio, the Small Company Growth Portfolio and the Small Company Value Portfolio.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards determined that the Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements and the Master Trust Board determined that the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the sub-advisory agreements with the Sub-Advisers.

Profitability

The Boards received and considered an analysis of the profitability of Funds Management, as well as an analysis of the profitability of Wells Fargo as a whole, from providing services to the Funds. Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Funds and the fund family as a whole. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on their review, the Boards did not deem the profits reported by Funds Management to be at a level that would prevent them from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Advantage Equity Gateway Funds	155

The Master Trust Board also received separate profitability information with respect to Artisan, Cooke & Bieler and LSV, which are not affiliated with Funds Management. The Master Trust Board did not deem the profits reported by Artisan, Cooke & Bieler and LSV to be at a level that would prevent it from approving the continuation of the sub-advisory agreements with those entities. The Master Trust Board did not consider profitability with respect to Phocas, but it noted that the sub-advisory fees paid to Phocas had been negotiated by Funds Management on an arm’s-length basis.

The Master Trust Board did not consider separate profitability information with respect to WellsCap, Peregrine or Golden because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Boards reviewed the breakpoints in each Master Portfolio’s advisory fee, the Diversified Equity Fund’s advisory fee and each Gateway Fund’s administration fee, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards considered the agreed-upon revisions to the advisory fee schedules for the Emerging Growth Portfolio, the Small Company Growth Portfolio and the Small Company Value Portfolio. The Boards also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Funds. The Boards acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Boards concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Funds.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine and Golden, and by Artisan, Cooke & Bieler, LSV and Phocas, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and each Sub-Advisers’ business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including WellsCap, Peregrine and Golden, and by Artisan, Cooke & Bieler, LSV or Phocas, or to operate other products and services that follow investment strategies similar to those of the Funds).

The Boards considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Boards noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Funds.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine and Golden, or by Artisan, Cooke & Bieler, LSV or Phocas, were unreasonable.

Conclusion

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

156	Wells Fargo Advantage Equity Gateway Funds	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217315 07-13 AEGLD/AR111 05-13

Wells Fargo Advantage Income Funds

Annual Report

May 31, 2013

■	Wells Fargo Advantage Core Bond Fund
■	Wells Fargo Advantage Inflation-Protected Bond Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $233 billion in assets under management, as of May 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Income Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Continued monetary accommodation from the U.S. Federal Reserve (Fed) strengthened the demand for securities with higher yields throughout much of the period; however, the return of economic optimism in January and May 2013 pushed many bond yields higher and their prices lower.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Income Funds, which covers the 12-month period that ended May 31, 2013. During the period, fixed-income performance was best among lower-rated securities, most notably in the corporate bond and commercial mortgage-backed (CMBS) sectors. Continued monetary accommodation from the U.S. Federal Reserve (Fed) strengthened the demand for securities with higher yields throughout much of the period; however, the return of economic optimism in January and May 2013 pushed many bond yields higher and their prices lower. U.S. Treasury and Treasury Inflation-Protected Securities (TIPS) prices notably declined during those two months, resulting in negative returns for those sectors over the period. However, lower-rated securities in corporate bonds and CMBS offered positive returns from higher yields and better price preservation over the 12-month period, rewarding many core bond investors.

Despite risk aversion at the beginning of the period, U.S. fixed-income markets generally rallied over the first six months.

In May 2012, just prior to the reporting period, global credit markets were agitated once again by a crescendo of sovereign debt problems in Europe that appeared to threaten the very viability of the euro. Consequently, global investors returned to a protective posture and rallied to the U.S. Treasury market, driving long-term yields to some of their lowest levels on record. U.S. Treasuries and the highest-rated credit tiers were the best performers during the first two weeks of June 2012, while the lower-rated credit tiers generally performed positively but offered less price return.

For several weeks, it appeared that investors would continue to prefer higher quality over the riskier asset classes as long as the problems in Europe persisted, but by mid-June 2012, these trends began to reverse. The second half of June 2012 and the entire month of July 2012 saw some of the strongest performance in the lower-rated and longer-maturity segments of the fixed-income markets from the entire 12-month period. The A-rated and BBB-rated1 segments of the investment-grade markets performed best, as investors rallied to the higher yield and more moderate credit risk of those mid-grade credit tiers. These trends largely continued into October 2012.

In November and December 2012, most investment-grade sectors began to throttle down. U.S. Treasuries and TIPS rallied in November 2012 and outperformed the credit sectors due to a brief flare-up in risk aversion from the deepening recessionary conditions in the eurozone. However, in December 2012, U.S. Treasury yields reversed course and began to shift higher on growing optimism for economic expansion and appreciating equity values. Most investment-grade credit tiers also saw yields move higher in tandem, resulting in a broad but modest decline in core bond prices.

Strengthening economic optimism in 2013 led to declines in bond prices as yields rose higher.

In the opening months of 2013, U.S. Treasury yields began to once again rise higher on optimistic expectations for a strengthening U.S. economy. Consequently, fixed-income security yields shifted higher and prices declined across much of the U.S. investment-grade bond markets. U.S. Treasury and TIPS

1.	The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Moody’s rates the creditworthiness of short-term securities from P-1 (highest) to P-3 (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. Credit quality is subject to change and is calculated based on the total long-term investments of the Fund. We generally define higher-quality (investment grade) bonds as bonds having a rating above BBB/Baa and lower-quality bonds as bonds having a rating below BBB/Baa.

Letter to shareholders (unaudited)	Wells Fargo Advantage Income Funds	3

prices significantly declined in January 2013, most notably in the longer-maturity ranges, as investors began to reprice bond yields for potential interest-rate increases in upcoming years.

In February and March 2013, investment-grade fixed-income markets rebounded when equity market exuberance was reined in by some sobering signs of caution from mixed economic indicators. Investors again returned to the U.S. Treasury market, driving yields lower and bond prices higher. These trends only deepened during a volatile month of April that was rattled by geopolitical events, domestic terrorism in Boston, and uncertain global economic conditions. U.S. Treasury and TIPS prices increased sharply, temporarily erasing all the losses they endured in January 2013.

Unfortunately for the core bond investment-grade markets, May 2013 unleashed a massive rally in U.S. equity markets. U.S. Treasury prices declined, investment-grade corporate bond prices declined, and structured product prices declined. On the whole, the positive gains during 2013 were unwound in May, resulting in modestly negative returns for 2013 thus far in each sector except for CMBS.

Nonetheless, most areas of the investment-grade core bond markets generated positive returns for the full 12-month period. The corporate subsector (Barclays U.S. Corporate Investment Grade Index) of the Barclays U.S. Aggregate Bond Index2 returned 4.60% for the period and the CMBS subsector (Barclays CMBS Index) returned 5.98%. By contrast, the Barclays U.S. Treasury Index3 returned (0.89)% and the Barclays U.S. TIPS Index4 returned (1.79)%. Thus, the theme for U.S. investment-grade fixed-income markets during the period was a credit rally in the first half that gave way to higher yields and an equity rally in the second half. On the whole, most credit-related sectors generated modest to relatively generous returns during the 12-month period.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining a long-term investment strategy based on individual goals and risk tolerance can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Advantage Funds offers more than 100 mutual funds and other investments spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The theme for U.S. investment-grade fixed-income markets during the period was a credit rally in the first half that gave way to higher yields and an equity rally in the second half.

2.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

3.	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to 30 years. You cannot invest directly in an index.

4.	The Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an Index.

4	Wells Fargo Advantage Income Funds	Performance highlights (unaudited)

Wells Fargo Advantage Core Bond Fund1

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for master portfolio

Wells Capital Management Incorporated

Portfolio managers

Troy Ludgood

Thomas O’Connor, CFA

Average annual total returns2 (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (MBFAX)	10-31-2001	(2.45)	5.63	4.50	2.14	6.61	4.98	0.85	0.78
Class B (MBFBX)*	10-31-2001	(3.69)	5.42	4.40	1.31	5.74	4.40	1.60	1.53
Class C (MBFCX)	10-31-2001	0.39	5.74	4.17	1.39	5.74	4.17	1.60	1.53
Class R (WTRRX)	7-9-2010	–	–	–	1.83	6.26	4.74	1.10	1.03
Class R4 (MBFRX)	11-30-2012	–	–	–	2.45	6.85	5.32	0.62	0.52
Class R6 (WTRIX)	11-30-2012	–	–	–	2.57	6.97	5.42	0.47	0.37
Administrator Class (MNTRX)	6-30-1997	–	–	–	2.19	6.66	5.14	0.79	0.70
Institutional Class (MBFIX)	10-31-2001	–	–	–	2.56	6.96	5.42	0.52	0.42
Investor Class (WTRZX)	4-8-2005	–	–	–	2.05	6.50	4.92	0.88	0.81
Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	0.91	5.50	4.66	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, Institutional Class, and Investor Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Income Funds	5

Wells Fargo Advantage Core Bond Fund (continued)

Growth of $10,000 investment[6] as of May 31, 2013

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to the Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class R and Investor Class shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class R and Investor Class shares. Effective June 20, 2008, Class Z was renamed Investor Class and modified to assume the features and attributes of the Investor Class.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

6.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

7.	The ten largest long-term holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

8.	Portfolio allocation is subject to change and represents the portfolio allocation of the master portfolio which is calculated based on the total long-term investments of the master portfolio.

6	Wells Fargo Advantage Income Funds	Performance highlights (unaudited)

Wells Fargo Advantage Core Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Barclays U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2013.

■	The Fund’s overweight to credit and structured products helped relative results, as did individual security selection.

■	Allocations to mortgage bonds detracted in the last half of the period, but issuer selection to higher-coupon mortgages outperformed.

Despite swings in sentiment, demand for risk assets was strong.

The beginning of the fiscal year in June 2012 was a strong period for risk assets—all subsectors of the Barclays U.S. Aggregate Bond Index handily outperformed U.S. Treasuries. Most notably, significant central bank stimulus in both the U.S. and Europe contributed to broad-based market strength.

During the fourth quarter of 2012, a combination of technical and fundamental factors caused significant swings in risk sentiment. On the technical front, accommodative monetary policy, muted supply in structured products, global demand for spread products, and attractive valuations kept risk assets supported. On the fundamental side, the lack of clarity on the U.S. fiscal cliff negotiations, ongoing concerns in Europe, and the negative effects from Hurricane Sandy competed against positive data surprises out of China and the U.S., ongoing strength in the U.S. housing market, and data suggesting some degree of stabilization in Europe.

Risk assets lost momentum in the first quarter of 2013 as yet another round of struggles in the eurozone took center stage. Manufacturing data were generally poor across Europe, amplifying ongoing growth concerns. Events in Italy and Cyprus dominated both headlines and investor sentiment. An inconclusive result in Italy’s elections sent shivers through financial markets. Market participants feared that an ungoverned stalemate could paralyze the austerity program, renewing doubts about the euro’s stability following several months of relative calm. While these headlines created market volatility, the negative impact on risk assets was short-lived. Positive data out of the U.S. contributed to a reversal of most of the Europe-related losses by the end of the first quarter.

The period drew to a close as Treasury yields ratcheted up from 1.67% in early May 2013 to 2.13% at the end of the month. While corporate bonds, commercial mortgage-backed securities (CMBS), and asset-backed securities (ABS) turned in positive one-year returns, mortgage-backed returns faded, especially for lower coupon mortgages. Tapering expectations for the U.S. Federal Reserve’s (Fed’s) continued quantitative easing, spiking realized and implied volatility, and mortgages extending while the yield curve is steep all contributed to mortgage underperformance.

Ten largest long-term holdings[7] (%) as of May 31, 2013
U.S. Treasury Note, 0.25%, 1-15-2015	1.93
U.S. Treasury Note, 0.88%, 5-31-2018	1.75
GNMA, 3.00%, 7-1-2043	1.72
FHLMC, 3.50%, 7-1-2043	1.67
FHLMC, 3.00%, 7-1-2043	1.65
U.S. Treasury Note, 0.63%, 4-30-2018	1.64
FNMA, 3.50%, 4-1-2043	1.57
U.S. Treasury Note, 0.25%, 10-15-2015	1.50
U.S. Treasury Note, 0.38%, 4-15-2015	1.45
U.S. Treasury Note, 1.38%, 11-30-2015	1.38

We favored credit and structured securities.

We maintained a modest overweight to the credit sector during the period. We were substantially overweight CMBS and ABS throughout the past 12 months. Early in the period, we reduced our overweight in the mortgage sector as mortgages tightened on the heels of the Fed’s third quantitative easing announcement. We then increased our overweight in MBS in the fourth quarter of 2012 as technicals remained strong for lower coupons on the back of the Fed’s asset purchase program.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Advantage Income Funds	7

Wells Fargo Advantage Core Bond Fund (continued)

Portfolio allocation[8] as of May 31, 2013

We continue to focus on risk management and seek relative-value opportunities.

Our economic outlook reflects incoming data points that paint a mixed picture on the global economy. Global manufacturing activity, particularly in the U.S. and China and most emerging markets, appears subdued. Domestic inflation remains in check, and employment gains have been more volatile than expected. Other indicators, however, point to some signs of forward-looking strength, including more optimistic U.S. consumer confidence, better-than-expected federal and state budgets, and early signs of improvement in business and consumer sentiment in Europe.

We also are factoring in an uncertain future path for monetary policy. Fed officials have suggested that a tapering of asset purchases could occur as soon as this September. In addition, succession at the Fed is also in focus with Chairman Bernanke’s term expiring in January. The next chairman could potentially be more focused on exit paths from accommodative policy.

Despite mixed economic data, our view remains broadly intact. Should the U.S. economy strengthen over the course of the summer, we would expect there to be more discussion of exit paths. We would also expect interest rates to gradually drift upward and riskier assets such as equities to perform well. Should these expectations falter, we would expect global central banks to stand ready to provide ongoing policy accommodation—benefiting government bonds and high-quality fixed-income asset classes and possibly offering a shelter from risks in other markets.

Consistent with our bottom-up process, we are maintaining a relatively neutral duration. Guided by specific security selection opportunities, we maintain modest overweights in CMBS/ABS, credits, and agency mortgages with a focus on higher-quality collateral. We continue to be focused on risk management in more volatile markets and maintain ample capacity to execute our strategy of taking advantage of relative-value opportunities as they arise.

Please see footnotes on page 5.

8	Wells Fargo Advantage Income Funds	Performance highlights (unaudited)

Wells Fargo Advantage Inflation-Protected Bond Fund1

Investment objective

The Fund seeks returns that exceed the rate of inflation over the long-term.

Adviser

Wells Fargo Funds Management, LLC

Subadviser for master portfolio

Wells Capital Management Incorporated

Portfolio managers

Michael J. Bray, CFA

Jay N. Mueller, CFA

Average annual total returns (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (IPBAX)	2-28-2003	(6.67)	3.66	4.14	(2.27)	4.62	4.62	1.14	0.85
Class B (IPBBX)*	2-28-2003	(8.02)	3.54	4.06	(3.02)	3.88	4.06	1.89	1.60
Class C (IPBCX)	2-28-2003	(4.01)	3.90	3.87	(3.01)	3.90	3.87	1.89	1.60
Administrator Class (IPBIX)	2-28-2003	–	–	–	(2.08)	4.91	4.90	1.08	0.60
Barclays U.S. Treasury Inflation-Protected Securities Index[4]	–	–	–	–	(1.79)	5.49	5.47	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The principal value of and interest payments on inflation-protected debt securities tend to fall with the rate of inflation. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage Income Funds	9

Wells Fargo Advantage Inflation-Protected Bond Fund (continued)

Growth of $10,000 investment[5] as of May 31, 2013

1.	The Fund is a gateway feeder fund that invests all of its assets in a single master portfolio of the Wells Fargo Master Trust (the “Master Trust”) with a substantially similar investment objective and substantially similar investment strategies. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolio in which it invests.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio are included in the cap. Without this cap, the Fund’s returns would have been lower.

4.	The Barclays U.S. Treasury Inflation-Protected Securities Index is an index of inflation-indexed linked U.S. Treasury securities. You cannot invest directly in an index.

5.	The chart compares the performance of Class A shares for the most recent ten years with the Barclays U.S. Treasury Inflation-Protected Securities Index. The chart assumes a hypothetical $10,000 investment in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

6.	The ten largest long-term holdings are calculated based on the value of the securities of the master portfolio allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

7.	Effective maturity represents the effective maturity of the master portfolio and is calculated based on the total long-term investments of the master portfolio. It is subject to change and may have changed since the date specified.

10	Wells Fargo Advantage Income Funds	Performance highlights (unaudited)

Wells Fargo Advantage Inflation-Protected Bond Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Barclays U.S. Treasury Inflation-Protected Securities Index, for the 12-month period that ended May 31, 2013, primarily due to yield increases in its holdings of securities with five-year to twenty-year maturities.

■	As an asset class, TIPS—as measured by the Barclays U.S. Treasury Inflation-Protected Securities Index—gave back some of its strong returns from the previous reporting period and returned (1.79)% for the 12-month period that ended May 31, 2013. The continued decline in realized inflation decreased the inflation accrual due on TIPS and negatively affected overall performance.

■	A sharp increase in real interest rates—that is, the nominal interest rate minus inflation expectations—accompanied by a marked decline in inflation expectations together caused the negative performance of the sector for the period.

■	Year-over-year inflation (consumer priced index) increased by only 1.4%, as of the May 2013 report, due to a decline in energy prices, economic growth remaining well below its potential, and elevated levels of unemployment.

Economic growth modestly improved.

U.S. real gross domestic product growth accelerated to about 2.4% in the first quarter of 2013 compared with a near-recessionary 0.4% rate in the final quarter of 2012. However, strengthening economic optimism in 2013 led to increases in U.S. Treasury yields. At the same time, inflation expectations declined as inflation figures remained stubbornly low and showed little potential for increasing significantly any time soon. Both of these effects of higher yields and declining inflation expectations drove TIPS valuations sharply lower through much of 2013. On the economic front, some of the positive growth was due to inventory rebuilding after the fourth quarter’s drawdown. There was also improvement in private sector final demand, as shown by firm retail activity and continued momentum in the housing market. Consumer sector strength was all the more impressive given the income constraints imposed by the expiration of the payroll tax holiday and the various other tax increases that went into effect as of January 2013. A decent rate of job growth offset some of the damage from higher taxes. Consumers were apparently able to smooth their consumption across the erratic pattern of after-tax income.

Ten largest long-term holdings[6] (%) as of May 31, 2013
TIPS, 1.25%, 7-15-2020	5.27
TIPS, 0.13%, 1-15-2022	5.02
TIPS, 0.63%, 7-15-2021	4.89
TIPS, 0.13%, 4-15-2017	4.83
TIPS, 2.38%, 1-15-2025	4.69
TIPS, 1.13%, 1-15-2021	4.62
TIPS, 0.13%, 4-15-2016	4.51
TIPS, 0.13%, 7-15-2022	4.17
TIPS, 3.88%, 4-15-2029	3.43
TIPS, 2.00%, 7-15-2014	3.26

Politics was on the back burner.

Beyond the imposition of higher taxes, the fiscal policy sphere offered two other potential obstacles in the most recent period: the automatic spending cuts, known as sequestration, which were enacted as part of the 2011 deficit reduction agreement, and the threat of crashing yet again into the federal debt ceiling. Neither appeared to take a severe toll, though, as the debt ceiling was simply waived for a few months and the effects of sequestration were limited from a macro standpoint. It is possible that the cumulative impact of sequestration will become more evident as 2013 goes along, though a good portion of the necessary adjustments seem to have been already made by those agencies most affected.

The Federal Reserve’s (Fed’s) policy remained expansive.

The Federal Open Market Committee (FOMC) has met three times so far in 2013, producing post-meeting statements that were highly similar. The monetary authorities noted some improvement in general economic conditions but remained cautious, citing “downside risks to the economic outlook.” No change in rate policy was announced, and the current pace of quantitative easing was reaffirmed. As well, the FOMC reiterated its expectation that policy would remain highly accommodative “at least as long as the unemployment rate remains above 6.5%.”

Please see footnotes on page 9.

Performance highlights (unaudited)	Wells Fargo Advantage Income Funds	11

Wells Fargo Advantage Inflation-Protected Bond Fund (continued)

Effective maturity distribution[7] as of May 31, 2013

Our outlook calls for continued modest growth and stable inflation.

A good first quarter raises the question of whether the U.S. economy can sustain a higher growth rate. Points in support of an enduring acceleration include the ongoing recovery in housing, the positive wealth effect associated with firmer home prices and a rallying stock market, and a diminution of fiscal policy uncertainty. Arguing against the thesis are persistent fiscal drag from the federal government, business apprehension over the costs of providing health insurance, adverse demographics, and the ripple effects from the problems in Europe.

Our base-case scenario features a continuation of modest growth, a gradual improvement in the labor market, and stable inflation. Consequently, we do not anticipate an imminent reduction in the Fed’s pace of quantitative easing. While inflation faces few pressures at the present time, we believe that it is reasonable to expect real rates to rise as U.S. economic growth accelerates, Europe emerges from recession, and global economic activity remains solid. As such, we remain committed to providing our shareholders a solution that is designed to protect their assets against the risk of higher inflation while being invested in high-quality U.S. Treasury securities.

Please see footnotes on page 9.

12	Wells Fargo Advantage Income Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2012 to May 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Core Bond Fund	Beginning account value 12-1-2012	Ending account value 5-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$990.70	$3.87	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.04	$3.93	0.78%
Class B
Actual	$1,000.00	$986.96	$7.58	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class C
Actual	$1,000.00	$986.89	$7.58	1.53%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.30	$7.70	1.53%
Class R
Actual	$1,000.00	$989.11	$5.11	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.19	1.03%
Class R4
Actual	$1,000.00	$991.63	$2.58	0.52%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.34	$2.62	0.52%
Class R6
Actual	$1,000.00	$992.31	$1.84	0.37%
Hypothetical (5% return before expenses)	$1,000.00	$1,023.09	$1.87	0.37%

Please see footnote on page 13.

Fund expenses (unaudited)	Wells Fargo Advantage Income Funds	13

Wells Fargo Advantage Core Bond Fund (continued)	Beginning account value 12-1-2012	Ending account value 5-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Administrator Class
Actual	$1,000.00	$990.73	$3.47	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.44	$3.53	0.70%
Institutional Class
Actual	$1,000.00	$992.15	$2.09	0.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.84	$2.12	0.42%
Investor Class
Actual	$1,000.00	$990.19	$4.02	0.81%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.89	$4.08	0.81%
Wells Fargo Advantage Inflation-Protected Bond Fund
Class A
Actual	$1,000.00	$954.28	$4.14	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.69	$4.28	0.85%
Class B
Actual	$1,000.00	$950.52	$7.78	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Class C
Actual	$1,000.00	$949.75	$7.78	1.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.95	$8.05	1.60%
Administrator Class
Actual	$1,000.00	$955.05	$2.92	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.94	$3.02	0.60%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

14	Wells Fargo Advantage Income Funds	Portfolio of investments—May 31, 2013

CORE BOND FUND

Security name	Value

Investment Companies: 103.09%

Affiliated Master Portfolios: 103.09%
Wells Fargo Advantage Core Bond Portfolio	$2,974,987,004

Total Investment Companies (Cost $2,976,536,211)	2,974,987,004

Total investments in securities
(Cost $2,976,536,211)*	103.09%	2,974,987,004
Other assets and liabilities, net	(3.09)	(89,151,901)

Total net assets	100.00%	$2,885,835,103

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Income Funds	15

INFLATION-PROTECTED BOND FUND

Security name	Value

Investment Companies: 100.19%

Affiliated Master Portfolios: 100.19%
Wells Fargo Advantage Inflation-Protected Bond Portfolio	$51,009,413

Total Investment Companies (Cost $48,062,134)	51,009,413

Total investments in securities
(Cost $48,062,134)*	100.19%	51,009,413
Other assets and liabilities, net	(0.19)	(94,780)

Total net assets	100.00%	$50,914,633

*	Cost for federal income tax purposes is substantially the same as for financial reporting purposes.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Income Funds	Statements of assets and liabilities—May 31, 2013

	Core Bond Fund	Inflation-Protected Bond Fund

Assets
Investment in affiliated Master Portfolio, at value (see cost below)	$2,974,987,004	$51,009,413
Receivable for Fund shares sold	16,761,596	39,345
Receivable from administrator	188,278	13,701
Prepaid expenses and other assets	112,627	22,705

Total assets	2,992,049,505	51,085,164

Liabilities
Dividends payable	634,897	10,993
Payable for Fund shares redeemed	104,595,717	104,104
Distribution fees payable	91,889	10,008
Due to other related parties	408,362	9,461
Shareholder report expenses payable	28,379	10,445
Shareholder servicing fees payable	272,826	11,622
Professional fees payable	16,083	10,925
Accrued expenses and other liabilities	166,249	2,973

Total liabilities	106,214,402	170,531

Total net assets	$2,885,835,103	$50,914,633

NET ASSETS CONSIST OF
Paid-in capital	$2,932,604,766	$46,124,761
Undistributed net investment income	2,534,340	27,079
Accumulated net realized gains (losses) on investments	(47,754,796)	1,815,514
Net unrealized gains (losses) on investments	(1,549,207)	2,947,279

Total net assets	$2,885,835,103	$50,914,633

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$408,864,334	$28,298,150
Shares outstanding – Class A	31,408,601	2,608,696
Net asset value per share – Class A	$13.02	$10.85
Maximum offering price per share – Class A2	$13.63	$11.36
Net assets – Class B	$8,207,592	$571,236
Shares outstanding – Class B	632,356	53,147
Net asset value per share – Class B	$12.98	$10.75
Net assets – Class C	$116,836,837	$13,773,875
Shares outstanding – Class C	9,060,630	1,280,092
Net asset value per share – Class C	$12.90	$10.76
Net assets – Class R	$19,548,223	N/A
Shares outstanding – Class R	1,537,696	N/A
Net asset value per share – Class R	$12.71	N/A
Net assets – Class R4	$9,917	N/A
Share outstanding – Class R4	781	N/A
Net asset value per share – Class R4	$12.70	N/A
Net assets – Class R6	$205,224,560	N/A
Share outstanding – Class R6	16,158,647	N/A
Net asset value per share – Class R6	$12.70	N/A
Net assets – Administrator Class	$526,027,808	$8,271,372
Shares outstanding – Administrator Class	41,376,273	758,744
Net asset value per share – Administrator Class	$12.71	$10.90
Net assets – Institutional Class	$1,505,191,537	N/A
Shares outstanding – Institutional Class	118,565,121	N/A
Net asset value per share – Institutional Class	$12.70	N/A
Net assets – Investor Class	$95,924,295	N/A
Shares outstanding – Investor Class	7,545,503	N/A
Net asset value per share – Investor Class	$12.71	N/A

Investment in affiliated Master Portfolio, at cost	$2,976,536,211	$48,062,134

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2013	Wells Fargo Advantage Income Funds	17

	Core Bond Fund		Inflation-Protected Bond Fund

Investment income
Interest allocated from affiliated Master Portfolio**	$71,022,551		$1,181,847
Securities lending income allocated from affiliated Master Portfolio	77,531		5,476
Expenses allocated from affiliated Master Portfolio	(12,384,926)		(303,313)
Waivers allocated from affiliated Master Portfolio	536,917		35,863

Total investment income	59,252,073		919,873

Expenses
Administration fees
Fund level	1,694,591		30,394
Class A	729,177		56,037
Class B	16,746		1,303
Class C	207,863		24,461
Class R	32,723		N/A
Class R4	4	[1]	N/A
Class R6	31,426	[1]	N/A
Administrator Class	673,229		9,662
Institutional Class	1,520,238		N/A
Investor Class	178,905		N/A
Shareholder servicing fees
Class A	1,139,340		87,557
Class B	25,958		2,035
Class C	324,787		38,220
Class R	51,547		N/A
Class R4	5	[1]	N/A
Administrator Class	1,665,363		23,454
Investor Class	235,401		N/A
Distribution fees
Class B	78,497		6,106
Class C	974,360		114,660
Class R	51,547		N/A
Custody and accounting fees	127,212		4,037
Professional fees	17,146		25,001
Registration fees	193,893		40,880
Shareholder report expenses	112,702		21,334
Trustees’ fees and expenses	15,462		12,339
Other fees and expenses	76,714		7,718

Total expenses	10,174,836		505,198
Less: Fee waivers and/or expense reimbursements	(2,101,881)		(159,344)

Net expenses	8,072,955		345,854

Net investment income	51,179,118		574,019

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on securities transaction allocated from affiliated Master Portfolio	117,955,586		2,809,999

Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	(81,990,113)		(4,537,782)

Net realized and unrealized gains (losses) on investments	35,965,473		(1,727,783)

Net increase (decrease) in net assets resulting from operations	$87,144,591		$(1,153,764)

** Net of foreign interest withholding taxes allocated from affiliated Master Portfolio in the amount of	$4,382		$0

1.	For the period from November 30, 2012 (commencement of class operations) to May 31, 2013

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Income Funds	Statements of changes in net assets

	Core Bond Fund
	Year ended May 31, 2013			Year ended May 31, 2012

Operations
Net investment income			$51,179,118		$66,854,164
Net realized gains on investments			117,955,586		144,354,876
Net change in unrealized gains (losses) on investments			(81,990,113)		27,356,838

Net increase in net assets resulting from operations			87,144,591		238,565,878

Distributions to shareholders from
Net investment income
Class A			(5,916,535)		(7,662,520)
Class B			(58,688)		(178,134)
Class C			(709,826)		(1,396,862)
Class R			(216,144)		(260,384)
Class R4			(72)[1]		N/A
Class R6			(1,667,009)[1]		N/A
Administrator Class			(9,534,192)		(19,053,792)
Institutional Class			(32,053,757)		(37,297,779)
Investor Class			(1,184,456)		(1,010,788)
Net realized gains
Class A			(18,956,863)		(9,454,465)
Class B			(425,601)		(325,495)
Class C			(5,458,374)		(2,783,467)
Class R			(858,020)		(353,950)
Class R4			(417)[1]		N/A
Class R6			(9,270,451)[1]		N/A
Administrator Class			(26,829,353)		(21,245,767)
Institutional Class			(71,947,246)		(38,599,513)
Investor Class			(4,238,164)		(1,276,941)

Total distributions to shareholders			(189,325,168)		(140,899,857)

	Shares			Shares
Capital share transactions
Proceeds from shares sold
Class A	9,361,470		125,808,138	17,684,107	234,567,193
Class B	93,346		1,258,174	211,793	2,807,036
Class C	2,866,231		38,164,758	3,945,348	51,872,342
Class R	891,651		11,691,710	967,392	12,538,640
Class R4	743	[1]	10,000 [1]	N/A	N/A
Class R6	17,117,948	[1]	230,395,982 [1]	N/A	N/A
Administrator Class	14,798,228		194,245,607	19,350,712	250,782,208
Institutional Class	72,162,712		950,735,926	66,174,836	856,275,279
Investor Class	4,169,858		54,916,836	3,946,394	51,202,999

			1,607,227,131		1,460,045,697

Reinvestment of distributions
Class A	1,657,453		22,011,750	1,090,596	14,364,133
Class B	34,642		457,980	34,213	448,668
Class C	239,546		3,144,568	140,264	1,827,367
Class R	27,364		354,744	13,097	168,645
Class R4	38	[1]	489 [1]	N/A	N/A
Class R6	848,515	[1]	10,936,430 [1]	N/A	N/A
Administrator Class	2,727,656		35,410,074	3,045,066	39,217,442
Institutional Class	6,569,569		85,243,105	5,026,156	64,690,752
Investor Class	410,442		5,320,152	173,583	2,235,890

			162,879,292		122,952,897

Please see footnote on page 19.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Income Funds	19

	Core Bond Fund
	Year ended May 31, 2013		Year ended May 31, 2012

	Shares		Shares

Capital share transactions (continued)
Payment for shares redeemed
Class A	(13,032,444)	$(174,162,410)	(11,924,505)	$(157,854,813)
Class B	(389,254)	(5,214,504)	(794,104)	(10,480,923)
Class C	(3,614,009)	(47,852,260)	(3,109,709)	(40,843,146)
Class R	(907,535)	(11,920,035)	(597,972)	(7,730,830)
Class R6	(1,807,816)[1]	(23,202,983)[1]	N/A	N/A
Administrator Class	(37,145,520)	(489,132,724)	(45,484,620)	(588,136,697)
Institutional Class	(109,689,751)	(1,447,992,972)	(25,714,338)	(332,895,670)
Investor Class	(2,745,218)	(35,674,872)	(1,432,007)	(18,547,709)

		(2,235,152,760)		(1,156,489,788)

Net increase (decrease) in net assets resulting from capital share transactions		(465,046,337)		426,508,806

Total increase (decrease) in net assets		(567,226,914)		524,174,827

Net assets
Beginning of period		3,453,062,017		2,928,887,190

End of period		$2,885,835,103		$3,453,062,017

Undistributed net investment income		$2,534,340		$1,315,208

1.	For the period from November 30, 2012 (commencement of class operations) to May 31, 2013

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Income Funds	Statements of changes in net assets

	Inflation-Protected Bond Fund
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income		$574,019		$1,695,938
Net realized gains on investments		2,809,999		3,770,525
Net change in unrealized gains (losses) on investments		(4,537,782)		3,064,616

Net increase (decrease) in net assets resulting from operations		(1,153,764)		8,531,079

Distributions to shareholders from
Net investment income
Class A		(671,794)		(1,092,069)
Class B		(11,122)		(29,236)
Class C		(200,710)		(360,585)
Administrator Class		(195,781)		(606,974)
Net realized gains
Class A		(1,099,701)		(327,874)
Class B		(24,694)		(10,025)
Class C		(475,474)		(139,934)
Administrator Class		(316,958)		(111,542)

Total distributions to shareholders		(2,996,234)		(2,678,239)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	665,668	7,690,225	967,342	10,973,785
Class B	24,335	279,888	80,673	902,222
Class C	190,711	2,173,369	464,925	5,240,434
Administrator Class	289,346	3,349,619	396,682	4,483,193

		13,493,101		21,599,634

Reinvestment of distributions
Class A	145,855	1,677,947	113,085	1,284,941
Class B	2,677	30,583	2,222	25,012
Class C	46,046	526,069	31,837	359,654
Administrator Class	41,442	478,559	52,376	592,884

		2,713,158		2,262,491

Payment for shares redeemed
Class A	(1,370,768)	(15,684,877)	(734,837)	(8,330,550)
Class B	(51,527)	(590,723)	(151,100)	(1,690,668)
Class C	(305,031)	(3,454,772)	(454,577)	(5,111,173)
Administrator Class	(411,861)	(4,709,700)	(2,863,678)	(32,935,668)

		(24,440,072)		(48,068,059)

Net decrease in net assets resulting from capital share transactions		(8,233,813)		(24,205,934)

Total decrease in net assets		(12,383,811)		(18,353,094)

Net assets
Beginning of period		63,298,444		81,651,538

End of period		$50,914,633		$63,298,444

Undistributed net investment income		$27,079		$520,486

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

22	Wells Fargo Advantage Income Funds	Financial highlights

	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income

Core Bond Fund
Class A
June 1, 2012 to May 31, 2013	$13.46	0.18		0.12	(0.18)
June 1, 2011 to May 31, 2012	$13.05	0.26		0.72	(0.26)
June 1, 2010 to May 31, 2011	$13.25	0.31		0.52	(0.33)
June 1, 2009 to May 31, 2010	$12.52	0.36		0.96	(0.47)
June 1, 2008 to May 31, 2009	$12.37	0.56		0.17	(0.58)
Class B
June 1, 2012 to May 31, 2013	$13.43	0.08	[4]	0.10	(0.07)
June 1, 2011 to May 31, 2012	$13.01	0.16		0.73	(0.16)
June 1, 2010 to May 31, 2011	$13.22	0.20		0.52	(0.23)
June 1, 2009 to May 31, 2010	$12.53	0.34		0.84	(0.37)
June 1, 2008 to May 31, 2009	$12.38	0.45		0.19	(0.49)
Class C
June 1, 2012 to May 31, 2013	$13.34	0.07		0.12	(0.07)
June 1, 2011 to May 31, 2012	$12.93	0.16		0.72	(0.16)
June 1, 2010 to May 31, 2011	$13.14	0.22		0.50	(0.23)
June 1, 2009 to May 31, 2010	$12.46	0.34		0.83	(0.37)
June 1, 2008 to May 31, 2009	$12.31	0.46		0.18	(0.49)
Class R
June 1, 2012 to May 31, 2013	$13.16	0.14	[4]	0.11	(0.14)
June 1, 2011 to May 31, 2012	$12.76	0.22		0.71	(0.22)
July 9, 2010[5] to May 31, 2011	$12.78	0.25		0.33	(0.25)
Class R4
November 30, 2012[5] to May 31, 2013	$13.46	0.10	[4]	(0.21)	(0.09)
Class R6
November 30, 2012[5] to May 31, 2013	$13.46	0.11	[4]	(0.21)	(0.10)
Administrator Class
June 1, 2012 to May 31, 2013	$13.16	0.19		0.10	(0.18)
June 1, 2011 to May 31, 2012	$12.76	0.27		0.71	(0.27)
June 1, 2010 to May 31, 2011	$12.98	0.33		0.49	(0.34)
June 1, 2009 to May 31, 2010	$12.31	0.44		0.83	(0.48)
June 1, 2008 to May 31, 2009	$12.16	0.56		0.18	(0.59)
Institutional Class
June 1, 2012 to May 31, 2013	$13.14	0.22		0.12	(0.22)
June 1, 2011 to May 31, 2012	$12.75	0.31		0.69	(0.30)
June 1, 2010 to May 31, 2011	$12.96	0.36		0.50	(0.37)
June 1, 2009 to May 31, 2010	$12.30	0.50		0.79	(0.51)
June 1, 2008 to May 31, 2009	$12.15	0.59		0.18	(0.62)
Investor Class
June 1, 2012 to May 31, 2013	$13.16	0.16		0.12	(0.17)
June 1, 2011 to May 31, 2012	$12.76	0.24		0.72	(0.25)
June 1, 2010 to May 31, 2011	$12.98	0.30		0.50	(0.32)
June 1, 2009 to May 31, 2010	$12.30	0.45		0.80	(0.45)
June 1, 2008 to May 31, 2009[6]	$12.15	0.55		0.17	(0.57)

Inflation-Protected Bond Fund
Class A
June 1, 2012 to May 31, 2013	$11.66	0.11		(0.36)	(0.21)
June 1, 2011 to May 31, 2012	$10.84	0.27		1.01	(0.36)
June 1, 2010 to May 31, 2011	$10.29	0.31		0.47	(0.23)
June 1, 2009 to May 31, 2010	$9.76	0.31	[4]	0.49	(0.27)
June 1, 2008 to May 31, 2009	$10.22	0.07		(0.25)	(0.19)

Please see footnotes on page 24.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Funds	23

Distributions from net realized gains	Distributions from tax return of capital	Ending net asset value per share	Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
			Net investment income	Gross expenses[1]	Net expenses[1]

(0.56)	0.00	$13.02	1.31%	0.83%	0.80%	2.14%	547%	$408,864
(0.31)	0.00	$13.46	1.91%	0.82%	0.82%	7.65%	803%	$450,013
(0.70)	0.00	$13.05	2.42%	0.83%	0.83%	6.55%	761%	$346,740
(0.12)	0.00	$13.25	3.21%	0.84%	0.84%	10.71%	638%	$182,316
0.00	0.00	$12.52	4.30%	0.89%	0.85%	6.16%	633%	$237,191

(0.56)	0.00	$12.98	0.56%	1.57%	1.55%	1.31%	547%	$8,208
(0.31)	0.00	$13.43	1.23%	1.57%	1.57%	6.95%	803%	$11,998
(0.70)	0.00	$13.01	1.66%	1.58%	1.58%	5.69%	761%	$18,762
(0.12)	0.00	$13.22	2.65%	1.59%	1.59%	9.56%	638%	$7,514
0.00	0.00	$12.53	3.77%	1.65%	1.60%	5.38%	633%	$10,082

(0.56)	0.00	$12.90	0.53%	1.58%	1.55%	1.39%	547%	$116,837
(0.31)	0.00	$13.34	1.18%	1.57%	1.57%	6.90%	803%	$127,677
(0.70)	0.00	$12.93	1.67%	1.58%	1.58%	5.71%	761%	$111,140
(0.12)	0.00	$13.14	2.45%	1.59%	1.59%	9.50%	638%	$32,556
0.00	0.00	$12.46	3.67%	1.64%	1.60%	5.38%	633%	$12,410

(0.56)	0.00	$12.71	1.04%	1.07%	1.05%	1.83%	547%	$19,548
(0.31)	0.00	$13.16	1.67%	1.07%	1.07%	7.43%	803%	$20,088
(0.35)	0.00	$12.76	2.18%	1.08%	1.08%	4.73%	761%	$14,596

(0.56)	0.00	$12.70	1.56%	0.57%	0.52%	(0.84)%	547%	$10

(0.56)	0.00	$12.70	1.72%	0.45%	0.37%	(0.77)%	547%	$205,225

(0.56)	0.00	$12.71	1.43%	0.76%	0.70%	2.19%	547%	$526,028
(0.31)	0.00	$13.16	2.08%	0.76%	0.70%	7.83%	803%	$802,788
(0.70)	0.00	$12.76	2.54%	0.77%	0.70%	6.62%	761%	$1,073,115
(0.12)	0.00	$12.98	3.44%	0.76%	0.70%	10.48%	638%	$1,003,134
0.00	0.00	$12.31	4.65%	0.82%	0.70%	6.35%	633%	$816,927

(0.56)	0.00	$12.70	1.67%	0.50%	0.42%	2.56%	547%	$1,505,192
(0.31)	0.00	$13.14	2.32%	0.49%	0.42%	8.05%	803%	$1,965,338
(0.70)	0.00	$12.75	2.84%	0.50%	0.42%	7.00%	761%	$1,325,962
(0.12)	0.00	$12.96	3.68%	0.49%	0.42%	10.70%	638%	$1,000,253
0.00	0.00	$12.30	4.91%	0.55%	0.42%	6.65%	633%	$604,992

(0.56)	0.00	$12.71	1.25%	0.86%	0.83%	2.05%	547%	$95,924
(0.31)	0.00	$13.16	1.85%	0.85%	0.85%	7.67%	803%	$75,160
(0.70)	0.00	$12.76	2.38%	0.87%	0.86%	6.45%	761%	$38,573
(0.12)	0.00	$12.98	3.47%	0.89%	0.89%	10.36%	638%	$36,375
0.00	0.00	$12.30	4.36%	0.95%	0.90%	6.15%	633%	$18,005

(0.35)	0.00	$10.85	1.09%	1.08%	0.85%	(2.27)%	15%	$28,298
(0.10)	0.00	$11.66	2.42%	1.11%	0.85%	12.02%	23%	$36,935
0.00	0.00	$10.84	2.90%	1.04%	0.85%	7.59%	19%	$30,581
0.00	0.00	$10.29	3.09%	0.98%	0.85%	8.23%	31%	$30,086
0.00	(0.09)	$9.76	0.66%	0.95%	0.83%	(1.68)%	53%	$31,826

Please see footnotes on page 24.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Income Funds	Financial highlights

	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income

Inflation-Protected Bond Fund (continued)
Class B
June 1, 2012 to May 31, 2013	$11.58	0.03	[4]	(0.36)	(0.15)
June 1, 2011 to May 31, 2012	$10.76	0.19	[4]	1.00	(0.27)
June 1, 2010 to May 31, 2011	$10.20	0.19	[4]	0.53	(0.16)
June 1, 2009 to May 31, 2010	$9.71	0.24	[4]	0.47	(0.22)
June 1, 2008 to May 31, 2009	$10.20	0.03		(0.29)	(0.14)
Class C
June 1, 2012 to May 31, 2013	$11.59	0.04		(0.37)	(0.15)
June 1, 2011 to May 31, 2012	$10.77	0.19		1.00	(0.27)
June 1, 2010 to May 31, 2011	$10.21	0.24	[4]	0.48	(0.16)
June 1, 2009 to May 31, 2010	$9.72	0.23	[4]	0.48	(0.22)
June 1, 2008 to May 31, 2009	$10.20	0.01		(0.26)	(0.14)
Administrator Class
June 1, 2012 to May 31, 2013	$11.71	0.15	[4]	(0.37)	(0.24)
June 1, 2011 to May 31, 2012	$10.89	0.39	[4]	0.92	(0.39)
June 1, 2010 to May 31, 2011	$10.30	0.33		0.51	(0.25)
June 1, 2009 to May 31, 2010	$9.75	0.33	[4]	0.49	(0.27)
June 1, 2008 to May 31, 2009	$10.21	0.12		(0.28)	(0.21)

1.	Includes net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Master Portfolio by the corresponding Master Portfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding.

5.	Commencement of class operations

6.	Effective June 20, 2008, Class Z was renamed Investor Class.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Funds	25

Distributions from net realized gains	Distributions from tax return of capital	Ending net asset value per share	Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
			Net investment income	Gross expenses[1]	Net expenses[1]

(0.35)	0.00	$10.75	0.29%	1.83%	1.60%	(3.02)%	15%	$571
(0.10)	0.00	$11.58	1.69%	1.84%	1.60%	11.25%	23%	$899
0.00	0.00	$10.76	1.83%	1.79%	1.60%	7.11%	19%	$1,570
0.00	0.00	$10.20	2.41%	1.75%	1.60%	7.38%	31%	$2,942
0.00	(0.09)	$9.71	0.42%	1.72%	1.59%	(2.51)%	53%	$5,255

(0.35)	0.00	$10.76	0.39%	1.83%	1.60%	(3.01)%	15%	$13,774
(0.10)	0.00	$11.59	1.68%	1.86%	1.60%	11.24%	23%	$15,631
0.00	0.00	$10.77	2.27%	1.79%	1.60%	7.11%	19%	$14,074
0.00	0.00	$10.21	2.32%	1.75%	1.60%	7.36%	31%	$12,412
0.00	(0.09)	$9.72	0.18%	1.69%	1.59%	(2.41)%	53%	$10,237

(0.35)	0.00	$10.90	1.34%	1.02%	0.60%	(2.08)%	15%	$8,271
(0.10)	0.00	$11.71	3.42%	1.01%	0.60%	12.26%	23%	$9,833
0.00	0.00	$10.89	3.32%	0.98%	0.60%	8.22%	19%	$35,427
0.00	0.00	$10.30	3.26%	0.92%	0.60%	8.49%	31%	$28,476
0.00	(0.09)	$9.75	0.70%	0.88%	0.60%	(1.53)%	53%	$27,428

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Income Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Core Bond Fund (“Core Bond Fund”) and Wells Fargo Advantage Inflation-Protected Bond Fund (“Inflation-Protected Bond Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

Each Funds seeks to achieve its investment objective by investing 100% of all its investable assets in a separate diversified portfolio (each, a “Master Portfolio”, collectively, the “Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records on a daily basis its share of the Master Portfolio’s income, expense, and realized and unrealized gains and losses. The financial statements of the Master Portfolios for the year ended May 31, 2013 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2013, Core Bond Fund owned 89% of Wells Fargo Advantage Core Bond Portfolio and Inflation-Protected Bond Fund owned 77% of Wells Fargo Advantage Inflation-Protected Bond Portfolio.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Investments in the Master Portfolios are valued daily based on each Fund’s proportionate share of each Master Portfolio’s net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each Master Portfolio. Realized gains or losses in each Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by each Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Fund records daily its proportionate share of each Master Portfolio’s interest income, expenses, waivers, and realized and unrealized gains or losses.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Notes to financial statements	Wells Fargo Advantage Income Funds	27

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed net investment income	Accumulated net realized gains (losses) on investments
Core Bond Fund	$0	$1,380,693	$(1,380,693)
Inflation-Protected Bond Fund	(85)	11,981	(11,896)

At May 31, 2013, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

	Pre-enactment capital loss expiration*
	2014	2016	2017
Core Bond Fund	$5,342,829	$47,174,218	$17,505,682

*	Losses incurred in taxable years beginning before December 22, 2010.

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2013, each Fund’s investments in an affiliated Master Portfolio were designated as Level 2 inputs.

28	Wells Fargo Advantage Income Funds	Notes to financial statements

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2013, the Funds did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Funds.

Since each Fund invests all of its assets in a single Master Portfolio, Funds Management does not currently receive an advisory fee.

Funds Management also serves as the adviser to each Master Portfolio and is entitled to receive a fee from each Master Portfolio for those services.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class B, Class C, Class R	0.16%
Class R4, Institutional Class	0.08
Class R6	0.03
Administrator Class	0.10
Investor Class	0.19

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Expiration date	Class A	Class B	Class C	Class R	Class R4	Class R6	Administrator Class	Institutional Class	Investor Class
Core Bond Fund	September 30, 2014	0.78%	1.53%	1.53%	1.03%	0.52%	0.37%	0.70%	0.42%	0.81%
Inflation-Protected Bond Fund	September 30, 2013	0.85%	1.60%	1.60%	N/A	N/A	N/A	0.60%	N/A	N/A

Prior to December 1, 2012, the expense caps for Core Bond Fund were 0.83% for Class A, 1.58% for Class B, 1.58% for Class C and 1.08% for Class R. The expense cap for Investor Class of Core Bond Fund had multiple reductions during the year ended May 31, 2013 resulting in the expense cap changing from 0.86% to the current cap of 0.81%.

Distribution fees

The Trust has adopted a Distribution Plan for Class B, Class C and Class R shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B, Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Class R shares.

For the year ended May 31, 2013, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges Class A	Contingent deferred sales charges
		Class A	Class B	Class C
Core Bond Fund	$21,518	$1,050	$1,441	$2,006
Inflation-Protected Bond Fund	9,201	0	7	49

Notes to financial statements	Wells Fargo Advantage Income Funds	29

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Class R, Administrator Class and Investor Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 shares are charged a fee at an annual rate of 0.10% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2013 were as follows:

	Purchases at cost*		Sales proceeds*
	U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
Core Bond Fund	$15,518,956,830	$3,267,731,472	$16,093,773,877	$3,147,166,818
Inflation-Protected Bond Fund	8,870,037	0	20,048,092	0

*	The Funds seek to achieve their investment objective by investing all of its investable assets in a single Master Portfolio. Purchases and sales have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio’s purchases and sales.

6. CAPITAL SHARES

As a result of the transfer of assets from Funds Management, former program manager of the 529 college savings plans for the State of Wisconsin, to a new program manager, Core Bond Fund redeemed assets from its Institutional Class on October 26, 2012 with a value of $296,707,154, representing 8.15% of the Fund. This amount is reflected in the Statements of Changes in Net Assets for the year ended May 31, 2013.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended May 31, 2013, the Funds paid the following amounts in commitment fees:

Commitment fee
Core Bond Fund	$4,446
Inflation-Protected Bond Fund	81

For the year ended May 31, 2013, there were no borrowings by the Funds under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2013, and May 31, 2012, were as follows:

	Ordinary income		Long-term capital gain
	2013	2012	2013	2012
Core Bond Fund	$150,409,557	$123,184,348	$38,915,611	$17,715,509
Inflation-Protected Bond Fund	1,079,407	2,088,864	1,916,827	589,375

As of May 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed long-term gain	Unrealized gains (losses)	Capital loss carryforward
Core Bond Fund	$17,765,180	$15,386,061	$(9,263,278)	$(70,022,729)
Inflation-Protected Bond Fund	38,505	1,686,035	3,076,229	0

30	Wells Fargo Advantage Income Funds	Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

Report of independent registered public accounting firm	Wells Fargo Advantage Income Funds	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Core Bond Fund and the Wells Fargo Advantage Inflation-Protected Bond Fund, two of the funds constituting the Wells Fargo Funds Trust (the “Funds”), as of May 31, 2013, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included agreement of investments owned as of May 31, 2013 to the Master Portfolio’s records (see Note 1). An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of the Wells Fargo Funds Trust as of May 31, 2013, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 29, 2013

32	Wells Fargo Advantage Income Funds	Summary portfolio of investments—May 31, 2013

CORE BOND PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/corebond.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 34.13%
FHLMC %%	3.00%	6-1-2043	$20,800,000	$20,839,000	0.62%
FHLMC %%	3.00	7-1-2043	53,400,000	53,349,938	1.59
FHLMC %%	3.50	7-1-2043	52,400,000	54,012,940	1.61
FHLMC	4.00	6-1-2042	39,698,253	42,414,104	1.27
FHLMC	5.00	8-1-2039	22,139,408	24,762,995	0.74
FHLMC	5.00	8-1-2041	23,795,418	26,674,737	0.80
FHLMC	0.95-7.50	8-1-2017 to 3-25-2044	184,190,928	195,605,863	5.84
FNMA	2.24-7.50	9-1-2016 to 7-1-2043	296,268,905	312,148,824	9.32
FNMA	3.00	2-1-2033	26,659,713	27,041,035	0.81
FNMA	3.00	12-25-2042	38,655,371	39,972,785	1.19
FNMA	3.00	1-1-2043	16,340,840	16,235,332	0.49
FNMA	3.00	3-1-2043	16,859,934	16,751,074	0.50
FNMA	3.50	9-1-2042	32,593,566	33,717,422	1.01
FNMA	3.50	2-1-2043	14,397,292	14,893,724	0.45
FNMA	3.50	4-1-2043	49,312,315	51,012,648	1.52
FNMA	4.00	9-1-2042	40,224,514	43,242,164	1.29
FNMA	5.00	7-1-2041	30,687,130	34,531,218	1.03
FNMA	6.00	3-1-2034	29,002,495	32,154,068	0.96
GNMA %%	3.00	7-1-2043	55,000,000	55,910,938	1.67
GNMA %%	3.50	7-1-2043	17,100,000	17,930,954	0.54
GNMA	6.00	1-15-2040	13,744,181	15,378,127	0.46
GNMA	3.00-8.05	7-15-2019 to 8-1-2043	13,994,487	14,354,226	0.42

Total Agency Securities (Cost $1,147,392,767)				1,142,934,116	34.13

Asset-Backed Securities: 15.86%
Ally Auto Receivables Trust Series 2012-4 Class A2	0.48	5-15-2015	12,165,122	12,168,102	0.36
Bank of America Credit Card Trust Series 2007-A6 Class A6 ±	0.26	9-15-2016	19,487,000	19,491,209	0.58
Chase Issuance Trust Series 2008-A13 Class A13 ±	1.78	9-15-2015	12,439,000	12,494,951	0.37
Chase Issuance Trust Series 2012-A6 Class A ±	0.33	8-15-2017	19,003,000	19,027,229	0.57
Discover Card Master Trust I Series 2011-A1 Class A1 ±	0.55	8-15-2016	17,801,000	17,832,739	0.53
Nelnet Student Loan Trust Series 2006-2 Class A4 ±	0.36	10-26-2026	12,618,208	12,584,757	0.38
Nelnet Student Loan Trust Series 2007-2A Class A3L ±144A	0.63	3-25-2026	19,677,000	19,559,607	0.58
SLM Student Loan Trust Series 2004-8A Class A5 ±144A	0.78	4-25-2024	19,063,000	19,114,278	0.57
SLM Student Loan Trust Series 2005-9 Class A6 ±	0.83	10-26-2026	12,161,000	12,039,390	0.36
SLM Student Loan Trust Series 2012-E Class A1 ±144A	0.95	10-16-2023	13,797,631	13,860,548	0.41
SLM Student Loan Trust Series 2013-B Class A2A 144A	1.85	6-17-2030	12,986,000	12,785,003	0.38
Other securities				360,040,706	10.77

Total Asset-Backed Securities (Cost $528,904,632)				530,998,519	15.86

Corporate Bonds and Notes: 17.58%

Consumer Discretionary: 1.11%

Automobiles: 0.57%
Other securities				18,996,392	0.57

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2013	Wells Fargo Advantage Income Funds	33

CORE BOND PORTFOLIO

Security name				Value	Percent of net assets

Diversified Consumer Services: 0.04%
Other securities				$1,302,815	0.04%

Media: 0.50%
Other securities				16,657,172	0.50

Consumer Staples: 0.88%

Beverages: 0.28%
Other securities				9,353,999	0.28

Food Products: 0.41%
Other securities				13,662,655	0.41

Personal Products: 0.08%
Other securities				2,714,104	0.08

Tobacco: 0.11%
Other securities				3,841,078	0.11

Energy: 1.59%

Oil, Gas & Consumable Fuels: 1.59%
Other securities				53,046,885	1.59

Financials: 7.89%

Capital Markets: 1.19%
Other securities				39,718,119	1.19

Commercial Banks: 0.39%
Other securities				13,116,626	0.39

Consumer Finance: 0.67%
Other securities				22,407,151	0.67

	Interest rate	Maturity date	Principal

Diversified Financial Services: 3.17%
Bank of America Corporation	1.50%	10-9-2015	$12,686,000	12,760,746	0.38
Bank of America Corporation	2.00	1-11-2018	16,045,000	15,913,543	0.47
Murray Street Investment Trust I	4.65	3-9-2017	13,106,000	14,293,587	0.43
Other securities				63,321,428	1.89

				106,289,304	3.17

Insurance: 1.04%
Other securities				34,723,721	1.04

REITs: 1.43%
Other securities				47,960,694	1.43

Health Care: 2.42%

Biotechnology: 0.33%
Other securities				11,261,458	0.33

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage Income Funds	Summary portfolio of investments—May 31, 2013

CORE BOND PORTFOLIO

Security name				Value	Percent of net assets

Health Care Equipment & Supplies: 0.13%
Other securities				$4,398,927	0.13%

Health Care Providers & Services: 0.30%
Other securities				9,940,742	0.30

	Interest rate	Maturity date	Principal

Pharmaceuticals: 1.66%
Pfizer Incorporated	0.90%	1-15-2017	$12,550,000	12,519,742	0.37
Other securities				43,032,018	1.29

				55,551,760	1.66

Industrials: 0.75%

Aerospace & Defense: 0.28%
Other securities				9,257,134	0.28

Building Products: 0.07%
Other securities				2,427,304	0.07

Electrical Equipment: 0.18%
Other securities				5,925,082	0.18

Road & Rail: 0.22%
Other securities				7,480,535	0.22

Information Technology: 0.26%

Computers & Peripherals: 0.16%
Other securities				5,367,122	0.16

Semiconductors & Semiconductor Equipment: 0.10%
Other securities				3,424,695	0.10

Materials: 0.34%

Chemicals: 0.07%
Other securities				2,456,057	0.07

Metals & Mining: 0.27%
Other securities				8,953,428	0.27

Telecommunication Services: 0.57%

Diversified Telecommunication Services: 0.57%
Other securities				19,136,954	0.57

Utilities: 1.77%

Electric Utilities: 1.13%
Other securities				37,916,962	1.13

Gas Utilities: 0.23%
Other securities				7,578,454	0.23

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2013	Wells Fargo Advantage Income Funds	35

CORE BOND PORTFOLIO

Security name				Value	Percent of net assets

Multi-Utilities: 0.41%
Other securities				$13,766,432	0.41%

Total Corporate Bonds and Notes (Cost $584,771,437)				588,633,761	17.58

Municipal Obligations: 1.04%

California: 0.27%
Other securities				8,891,095	0.27

Illinois: 0.13%
Other securities				4,253,190	0.13

Nevada: 0.14%
Other securities				4,794,396	0.14

New Jersey: 0.18%
Other securities				5,888,488	0.18

New York: 0.13%
Other securities				4,408,502	0.13

Ohio: 0.04%
Other securities				1,436,663	0.04

Texas: 0.15%
Other securities				5,149,963	0.15

Total Municipal Obligations (Cost $28,507,657)				34,822,297	1.04

	Interest rate	Maturity date	Principal

Non-Agency Mortgage Backed Securities: 7.13%
Greenwich Capital Commercial Funding Corporation Series 2005-GG5 Class A5 ±	5.22%	4-10-2037	$15,359,000	16,611,803	0.50
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-CB17 Class A4	5.43	12-12-2043	19,995,803	22,242,691	0.66
Other securities				200,068,834	5.97

Total Non-Agency Mortgage Backed Securities (Cost $239,845,240)				238,923,328	7.13

U.S. Treasury Securities: 15.75%
U.S. Treasury Bond	3.13	2-15-2043	18,345,000	17,817,581	0.53
U.S. Treasury Note ##	0.13	7-31-2014	36,740,000	36,718,470	1.10
U.S. Treasury Note	0.13	4-30-2015	22,417,000	22,345,198	0.67
U.S. Treasury Note	0.25	1-15-2015	62,594,000	62,591,559	1.87
U.S. Treasury Note	0.25	2-28-2015	43,946,000	43,928,817	1.31
U.S. Treasury Note	0.25	10-15-2015	48,738,000	48,593,297	1.45
U.S. Treasury Note «	0.25	5-15-2016	17,404,000	17,277,543	0.52
U.S. Treasury Note	0.38	4-15-2015	46,998,000	47,067,745	1.40
U.S. Treasury Note	0.38	6-15-2015	29,002,000	29,035,990	0.87
U.S. Treasury Note «	0.63	4-30-2018	54,221,000	53,204,356	1.59
U.S. Treasury Note	0.88	5-31-2018	56,682,000	56,584,564	1.69
U.S. Treasury Note	1.38	11-30-2015	43,690,000	44,741,269	1.34

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Income Funds	Summary portfolio of investments—May 31, 2013

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Note ##	1.75%	5-15-2023	$13,282,000	$12,819,202	0.38%
U.S. Treasury Note	2.75	11-30-2016	12,451,000	13,350,784	0.40
Other securities				21,352,595	0.63

Total U.S. Treasury Securities (Cost $528,552,552)				527,428,970	15.75

Yankee Corporate Bonds and Notes: 6.04%

Consumer Discretionary: 0.24%

Media: 0.06%
Other securities				2,081,785	0.06

Textiles, Apparel & Luxury Goods: 0.18%
Other securities				5,824,260	0.18

Consumer Staples: 0.56%

Beverages: 0.56%
Other securities				18,792,630	0.56

Energy: 1.57%

Energy Equipment & Services: 0.04%
Other securities				1,354,662	0.04

Oil, Gas & Consumable Fuels: 1.53%
Other securities				51,322,134	1.53

Financials: 2.04%

Commercial Banks: 1.62%
Other securities				54,212,718	1.62

Thrifts & Mortgage Finance: 0.42%
Other securities				14,242,199	0.42

Health Care: 0.21%

Health Care Equipment & Supplies: 0.16%
Other securities				5,596,000	0.16

Pharmaceuticals: 0.05%
Other securities				1,295,708	0.05

Materials: 0.34%

Metals & Mining: 0.34%
Other securities				11,282,893	0.34

Telecommunication Services: 1.03%

Diversified Telecommunication Services: 0.29%
Other securities				9,879,064	0.29

Wireless Telecommunication Services: 0.74%
Other securities				24,742,906	0.74

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2013	Wells Fargo Advantage Income Funds	37

CORE BOND PORTFOLIO

Security name				Value	Percent of net assets

Utilities: 0.05%

Electric Utilities: 0.05%
Other securities				$1,618,333	0.05%

Total Yankee Corporate Bonds and Notes (Cost $204,115,331)				202,245,292	6.04

Yankee Government Bonds: 1.29%
Other securities				43,123,732	1.29

Total Yankee Government Bonds (Cost $43,559,796)				43,123,732	1.29

	Yield		Shares

Short-Term Investments: 7.04%

Investment Companies: 7.04%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)#	0.10%		177,551,317	177,551,317	5.30
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.16		58,109,566	58,109,566	1.74

Total Short-Term Investments (Cost $235,660,883)				235,660,883	7.04

Total investments in securities
(Cost $3,541,310,295) *				3,544,770,898	105.86%
Other assets and liabilities, net				(196,334,104)	(5.86)

Total net assets				$3,348,436,794	100.00%

	Interest rate	Maturity date	Principal

Schedule of TBA Sale Commitments: (0.19%)
FNMA %%	3.50	6-1-2043	$(6,000,000)	(6,216,563)	(0.19)

Total Schedule of TBA Sale Commitments (Cost $(6,170,543))				$(6,216,563)	(0.19)

%%	Security issued on a when-issued basis

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

##	All or a portion of this security has been segregated for when-issued securities.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $3,551,594,297 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$35,381,907
Gross unrealized depreciation	(42,205,306)

Net unrealized depreciation	$(6,823,399)

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Income Funds	Portfolio of investments—May 31, 2013

INFLATION-PROTECTED BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities: 98.76%
TIPS	0.13%	4-15-2016	$2,899,930	$3,000,749
TIPS	0.13	4-15-2017	3,079,554	3,211,156
TIPS	0.13	4-15-2018	443,054	464,929
TIPS	0.13	1-15-2022	3,234,349	3,340,983
TIPS	0.13	7-15-2022	2,687,338	2,775,515
TIPS	0.13	1-15-2023	1,704,230	1,739,247
TIPS	0.50	4-15-2015	1,954,807	2,011,008
TIPS	0.63	7-15-2021	2,994,975	3,251,887
TIPS	0.63	2-15-2043	475,833	435,013
TIPS	0.75	2-15-2042	1,771,789	1,690,259
TIPS	1.13	1-15-2021	2,739,955	3,073,245
TIPS	1.25	7-15-2020	3,089,862	3,507,958
TIPS	1.38	7-15-2018	1,662,291	1,867,741
TIPS	1.38	1-15-2020	1,619,967	1,837,524
TIPS	1.63	1-15-2015	1,493,287	1,557,569
TIPS	1.63	1-15-2018	1,199,956	1,345,731
TIPS	1.75	1-15-2028	1,338,839	1,599,181
TIPS	1.88	7-15-2015	1,854,854	1,983,969
TIPS	1.88	7-15-2019	1,558,900	1,821,600
TIPS	2.00	7-15-2014	2,093,071	2,166,981
TIPS	2.00	1-15-2016	1,342,799	1,454,314
TIPS	2.00	1-15-2026	1,688,760	2,068,863
TIPS	2.13	1-15-2019	1,512,375	1,765,107
TIPS	2.13	2-15-2040	791,536	1,033,573
TIPS	2.13	2-15-2041	940,667	1,232,053
TIPS	2.38	1-15-2017	1,338,895	1,507,931
TIPS	2.38	1-15-2025	2,469,700	3,117,418
TIPS	2.38	1-15-2027	1,188,847	1,521,538
TIPS	2.50	7-15-2016	1,809,551	2,025,142
TIPS	2.50	1-15-2029	1,295,547	1,698,685
TIPS	2.63	7-15-2017	584,002	676,256
TIPS	3.38	4-15-2032	478,643	717,590
TIPS	3.63	4-15-2028	1,374,369	2,022,469
TIPS	3.88	4-15-2029	1,493,775	2,283,142

Total U.S. Treasury Securities (Cost $61,028,861)				65,806,326

	Yield		Shares
Short-Term Investments: 0.91%

Investment Companies: 0.91%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		602,774	602,774

Total Short-Term Investments (Cost $602,774)				602,774

Total investments in securities (Cost $61,631,635) *	99.67%	66,409,100
Other assets and liabilities, net	0.33	223,118

Total net assets	100.00%	$66,632,218

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $61,631,635 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,320,236
Gross unrealized depreciation	(542,771)

Net unrealized appreciation	$4,777,465

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2013	Wells Fargo Advantage Income Funds	39

	Core Bond Portfolio	Inflation-Protected Bond Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$3,309,110,015	$65,806,326
In affiliated securities, at value (see cost below)	235,660,883	602,774

Total investments, at value (see cost below)	3,544,770,898	66,409,100
Cash	3,398,692	0
Receivable for investments sold	1,090,108,677	0
Receivable for interest	12,986,690	272,990
Receivable for securities lending income	8,414	0
Prepaid expenses and other assets	5,668	2,888

Total assets	4,651,279,039	66,684,978

Liabilities
Payable for investments purchased	1,237,295,249	0
Payable upon receipt of securities loaned	58,109,566	0
Payable for interest on TBA sale commitments	19,950	0
TBA sale commitments, at value (see proceeds received below)	6,216,563	0
Advisory fee payable	1,046,177	16,403
Custodian and accounting fees payable	70,627	2,979
Professional fees payable	75,950	29,102
Accrued expenses and other liabilities	8,163	4,276

Total liabilities	1,302,842,245	52,760

Total net assets	$3,348,436,794	$66,632,218

Investments in unaffiliated securities, at cost	$3,305,649,412	$61,028,861

Investments in affiliated securities, at cost	$235,660,883	$602,774

Total investments, at cost	$3,541,310,295	$61,631,635

Securities on loan, at value	$56,870,166	$0

Proceeds received on TBA sale commitments	$6,170,543	$0

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Income Funds	Statements of operations—year ended May 31, 2013

	Core Bond Portfolio	Inflation-Protected Bond Portfolio

Investment income
Interest**	$78,553,671	$1,536,625
Income from affiliated securities	254,044	64
Securities lending income, net	85,828	7,017

Total investment income	78,893,543	1,543,706

Expenses
Advisory fee	13,351,135	314,885
Custody and accounting fees	229,003	10,582
Professional fees	58,144	44,140
Shareholder report expenses	16,867	1,857
Trustees’ fees and expenses	12,364	11,616
Other fees and expenses	58,011	8,768

Total expenses	13,725,524	391,848
Less: Fee waivers and/or expense reimbursements	(595,636)	(46,576)

Net expenses	13,129,888	345,272

Net investment income	65,763,655	1,198,434

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	130,175,007	3,986,766
Futures transactions	0	5,949
Credit default swap transactions	(754,195)	0
TBA sale commitments	(328,004)	0

Net realized gain on investments	129,092,808	3,992,715

Net change in unrealized gains (losses) on:
Unaffiliated securities	(90,901,268)	(6,233,421)
Credit default swap transactions	108,752	0
TBA sale commitments	247,340	0

Net change in unrealized gains (losses) on investments	(90,545,176)	(6,233,421)

Net realized and unrealized gains (losses) on investments	38,547,632	(2,240,706)

Net increase (decrease) in net assets resulting from operations	$104,311,287	$(1,042,272)

** Net of foreign interest withholding taxes in the amount of	$4,001	$0

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Income Funds	41

	Core Bond Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$65,763,655	$81,191,274
Net realized gains on investments	129,092,808	164,577,584
Net change in unrealized gains (losses) on investments	(90,545,176)	29,875,554

Net increase in net assets resulting from operations	104,311,287	275,644,412

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	720,766,231	686,049,279
Withdrawals	(1,290,176,868)	(443,191,494)

Net increase (decrease) in net assets resulting from capital share transactions	(569,410,637)	242,857,785

Total increase (decrease) in net assets	(465,099,350)	518,502,197

Net assets
Beginning of period	3,813,536,144	3,295,033,947

End of period	$3,348,436,794	$3,813,536,144

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Income Funds	Statements of changes in net assets

	Inflation-Protected Bond Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$1,198,434	$2,680,432
Net realized gains on investments	3,992,715	5,557,478
Net change in unrealized gains (losses) on investments	(6,233,421)	3,311,880

Net increase (decrease) in net assets resulting from operations	(1,042,272)	11,549,790

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	14,419,386	21,266,199
Withdrawals	(30,194,206)	(54,247,708)

Net decrease in net assets resulting from capital share transactions	(15,774,820)	(32,981,509)

Total decrease in net assets	(16,817,092)	(21,431,719)

Net assets
Beginning of period	83,449,310	104,881,029

End of period	$66,632,218	$83,449,310

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Income Funds	43

	Ratio to average net assets (annualized)				Portfolio turnover rate
	Net investment income	Gross expenses	Net expenses	Total return

Core Bond Portfolio
June 1, 2012 to May 31, 2013	1.75%	0.37%	0.35%	2.61%	547%
June 1, 2011 to May 31, 2012	2.33%	0.37%	0.35%	8.20%	803%
June 1, 2010 to May 31, 2011	2.99%	0.37%	0.35%	7.02%	789%
June 1, 2009 to May 31, 2010	3.78%	0.38%	0.34%	10.87%	638%
June 1, 2008 to May 31, 2009	4.92%	0.40%	0.39%	6.58%	633%

Inflation-Protected Bond Portfolio
June 1, 2012 to May 31, 2013	1.52%	0.50%	0.44%	(1.86)%	15%
June 1, 2011 to May 31, 2012	3.00%	0.48%	0.44%	12.62%	23%
June 1, 2010 to May 31, 2011	3.25%	0.44%	0.43%	8.19%	19%
June 1, 2009 to May 31, 2010	3.53%	0.45%	0.44%	8.28%	31%
June 1, 2008 to May 31, 2009	1.70%	0.45%	0.37%	(1.33)%	53%

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Income Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Core Bond Portfolio (“Core Bond Portfolio”) and Wells Fargo Advantage Inflation-Protected Bond Portfolio (“Inflation-Protected Bond Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Portfolios’ Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a

Notes to financial statements	Wells Fargo Advantage Income Funds	45

securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuate from time to time, In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statements of Operations.

When-issued transactions

Each Portfolio may purchase securities on a forward commitment or ‘when-issued’ basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Futures contracts

Each Portfolio may be subject to interest rate risk in the normal course of pursuing its investment objectives. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

A Portfolio may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-indexed bonds and TIPS

Each Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at

46	Wells Fargo Advantage Income Funds	Notes to financial statements

maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Credit default swaps

Each Portfolio may be subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Portfolio may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Portfolio is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Portfolio could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Portfolio as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

If the Portfolio is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statements of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Portfolio provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Mortgage dollar roll transactions

Each Portfolio may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios account for TBA dollar roll transactions as purchases and sales.

Notes to financial statements	Wells Fargo Advantage Income Funds	47

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal authorities. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Core Bond Portfolio

Agency securities	$0	$1,142,934,116	$0	$1,142,934,116

Asset-backed securities	0	530,998,519	0	530,998,519

Corporate bonds and notes	0	588,633,761	0	588,633,761

Municipal obligations	0	34,822,297	0	34,822,297

Non-agency mortgage backed securities	0	238,923,328	0	238,923,328

U.S. Treasury securities	527,428,970	0	0	527,428,970

Yankee corporate bonds and notes	0	202,245,292	0	202,245,292

Yankee government bonds	0	43,123,732	0	43,123,732

Short-term investments
Investment companies	177,551,317	58,109,566	0	235,660,883
Total	$704,980,287	$2,839,790,611	$0	$3,544,770,898

48	Wells Fargo Advantage Income Funds	Notes to financial statements

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Inflation-Protected Bond Portfolio

U.S. Treasury securities	$65,806,326	$0	$0	$65,806,326

Short-term investments
Investment companies	602,774	0	0	602,774
Total	$66,409,100	$0	$0	$66,409,100

As of May 31, 2013, the inputs used in valuing TBA sale commitments were as follows:

TBA sale commitments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Core Bond Portfolio	$0	$(6,216,563)	$0	$(6,216,563)

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2013, the Portfolios did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Portfolios.

Funds Management is entitled to receive an annual advisory fee starting at 0.40% and declining to 0.30% as the average daily net assets of each Portfolio increase. For the year ended May 31, 2013, the advisory fee for Core Bond Portfolio Fund and Inflation-Protected Bond Portfolio was equivalent to an annual rate of 0.36% and 0.40%, respectively, of each Portfolio’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Portfolios. The fees for subadvisory services are borne by Funds Management. WellsCap, an affiliate of Funds Management, is the subadviser to each Portfolio and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.10% as the average daily net assets of each Portfolio increase.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2013 were as follows:

	Purchases at cost		Sales proceeds
	U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
Core Bond Portfolio	$17,467,046,387	$3,677,928,731	$18,114,020,029	$3,542,229,636
Inflation-Protected Bond Portfolio	11,586,585	0	26,188,045	0

6. DERIVATIVE TRANSACTIONS

Core Bond Portfolio entered into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Portfolio’s total return.

During the year ended May 31, 2013, Core Bond Portfolio had an average notional balance of $25,657,534 in open credit default swaps.

During the year ended May 31, 2013, Inflation-Protected Bond Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

Notes to financial statements	Wells Fargo Advantage Income Funds	49

During the year ended May 31, 2013, Inflation-Protected Bond Portfolio had an average notional amount of $94,561 and $100,086 in long and short futures contracts, respectively.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

7. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

8. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

50	Wells Fargo Advantage Income Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolio of investments (for Wells Fargo Advantage Core Bond Portfolio), of the Wells Fargo Advantage Core Bond Portfolio and Wells Fargo Advantage Inflation-Protected Bond Portfolio, two of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2013, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2013, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 29, 2013

Other information (unaudited)	Wells Fargo Advantage Income Funds	51

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2013:

Long-term capital gain distributions
Core Bond Fund	$38,915,611
Inflation-Protected Bond Fund	1,916,827

For the fiscal year ended May 31, 2013, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Core Bond Fund	$51,164,025
Inflation-Protected Bond Fund	1,093,700

For the fiscal year ended May 31, 2013, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
Core Bond Fund	$99,068,878

For the fiscal year ended May 31, 2013, the following amounts of ordinary income distributed were derived from interest on U.S. government securities.

U.S. government income as % of ordinary income distributions
Core Bond Fund	2.64%
Inflation-Protected Bond Fund	100%

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available without charge on the website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

52	Wells Fargo Advantage Income Funds	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Advantage Income Funds	53

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

1.	Nancy Wiser acts as Treasurer of 73 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available,without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

54	Wells Fargo Advantage Income Funds	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trusts’ investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Funds Trust Board reviewed an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Wells Fargo Advantage Inflation-Protected Bond Fund and Wells Fargo Advantage Core Bond Fund (individually, the “Gateway Fund” and collectively, the “Gateway Funds”). The Master Trust Board reviewed an investment advisory agreement with Funds Management for each of the Wells Fargo Advantage Inflation-Protected Bond Portfolio and Wells Fargo Advantage Core Bond Portfolio (the “Master Portfolios”). The Gateway Funds and the Master Portfolios are collectively referred to as the “Funds.”

The Master Trust Board also reviewed an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”) for each of the Master Portfolios. The investment advisory agreements with Funds Management and the investment sub-advisory agreement with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

The Inflation-Protected Bond Fund and Core Bond Fund are gateway feeder funds that invest substantially all of their assets in the Inflation-Protected Bond Portfolio and Core Bond Portfolio, respectively. Each of these Master Portfolios has a substantially similar investment objective and substantially similar investment strategies to the respective Gateway Fund. Information provided to the Boards regarding these Funds is also applicable to the Master Portfolios identified above, as relevant.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After their deliberations, the Boards unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Funds and their shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Boards considered the continuation of the Advisory Agreements for the Funds as part of their consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in reaching their determinations.

Nature, Extent and Quality of Services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

Other information (unaudited)	Wells Fargo Advantage Income Funds	55

The Boards evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Boards took into account the administrative and other services provided to the Funds by Funds Management and its affiliates and Funds Management’s oversight of the Funds’ various service providers.

Fund Performance and Expenses

The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2012. The Boards also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in the performance Universe.

The Funds Trust Board noted that the performance of each Gateway Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the Inflation-Protected Bond Fund was in range of the median performance of its Universe for all periods under review; and (ii) the performance of the Core Bond Fund was higher than or in range of the median performance of its Universe for all periods under review.

The Funds Trust Board also noted that the performance of each Gateway Fund relative to its respective benchmark was as follows: (i) the performance of the Inflation-Protected Bond Fund was in range of its benchmark, the Barclays U.S. Treasury Inflation Protected Securities Index, for the three-year period under review, and lower than its benchmark for the one- and five-year periods under review; and (ii) the performance of the Core Bond Fund was higher than its benchmark, the Barclays U.S. Aggregate Bond Index, for all periods under review.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Inflation-Protected Bond Fund relative to its benchmark for the one- and five-year periods under review. Funds Management advised the Funds Trust Board about certain market conditions and investment decisions that it believed contributed to the underperformance of the Inflation-Protected Bond Fund during these periods and the Funds Trust Board was satisfied with the explanations it received.

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Gateway Funds.

The Funds Trust Board received and considered information regarding each Gateway Fund’s net operating expense ratios and their various components, including actual management fees assessed at the Gateway Fund and Master Portfolio levels (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Funds Trust Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to each Gateway Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Funds Trust Board noted that the net operating expense ratios of each of the Gateway Funds were equal to, in range of or lower than each Gateway Fund’s respective expense Group’s median net operating expense ratios.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to an expense Group.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements.

Investment Advisory and Sub-Advisory Fee Rates

The Funds Trust Board noted that Funds Management receives no advisory fees from a Gateway Fund as long as the Gateway Fund continues to invest all (or substantially all) of its assets in a single master portfolio. If a Gateway Fund were to change its investment structure so that it begins to invest in two or more master portfolios (a gateway blended fund), Funds Management would be entitled to receive an annual fee of 0.25% of the Gateway Fund’s average daily net assets for providing investment advisory services to the Gateway Fund, including allocating the Gateway Fund’s assets among various master portfolios.

56	Wells Fargo Advantage Income Funds	Other information (unaudited)

The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and, with respect to the Gateway Funds, on a combined basis with each Gateway Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Funds Trust Board considered that the administration fees include transfer agency costs. The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of the Management Rates of each Gateway Fund, which include the advisory fees paid at the Master Portfolio level, with those of other funds in the expense Groups at a common asset level. The Funds Trust Board noted that the Management Rates of each Gateway Fund were in range of or lower than the median rates for the Gateway Fund’s respective expense Groups, with the following exceptions in which the Management Rates were above the median rates of the relevant expense Groups: (i) Class A and Administrator Class for the Inflation-Protected Bond Fund; and (ii) Class R, Class A and Investor Class for the Core Bond Fund. However, the Funds Trust Board noted that the net operating expense ratios of each of the Gateway Funds were lower than, equal to or in range of each Gateway Fund’s respective expense Group’s median net operating expense ratios.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were equal to the median rate for the Master Portfolio’s respective expense Group.

The Master Trust Board also received and considered information about the portions of the total advisory fees that were retained by Funds Management after payment of the fees to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated extensive information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to each Fund through affiliated entities, the Master Trust Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards determined that the Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements and the Master Trust Board determined that the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the sub-advisory agreement with the Sub-Adviser.

Profitability

The Boards received and considered an analysis of the profitability of Funds Management, as well as an analysis of the profitability of Wells Fargo as a whole, from providing services to the Funds.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Funds and the fund family as a whole. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on their review, the Boards did not deem the profits reported by Funds Management to be at a level that would prevent them from approving the continuation of the Advisory Agreements.

The Master Trust Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of Scale

With respect to possible economies of scale, the Boards reviewed the breakpoints in each Master Portfolio’s advisory fee and each Gateway Fund’s administration fee, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in

Other information (unaudited)	Wells Fargo Advantage Income Funds	57

higher fee levels. The Boards also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Funds. The Boards acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Boards concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Funds.

Other Benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Funds).

The Boards considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Boards noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Funds.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

58	Wells Fargo Advantage Income Funds	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217316 07-13 AILD/AR103 05-13

Wells Fargo Advantage WealthBuilder PortfoliosSM

Annual Report

May 31, 2013

■	Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM

■	Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM

■	Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM

■	Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM

■	Wells Fargo Advantage WealthBuilder Equity PortfolioSM

■	Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $233 billion in assets under management, as of May 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage WealthBuilder Portfolios	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly over the past year, but the recovery remained weak compared with previous business cycles.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage WealthBuilder Portfolios for the 12-month period that ended May 31, 2013.

Much of the period was marked by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. However, relatively solid economic data in the U.S., efforts by European authorities to address the sovereign debt issue and improving U.S. corporate fundamentals helped alleviate investor fears and supported global financial markets during much of the reporting period.

Global accommodative monetary policy provided economic support, but political uncertainties were present.

The U.S. economy grew modestly over the past year, but the recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders; therefore, the recovery has been modest. However, the unemployment rate continued to decline, reaching 7.6% in May 2013, and the housing market advanced from its recessionary levels.

Global economic growth varied across countries. Eurozone economies remained in recession. However, the European Central Bank and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency. Subsequently, investor fears about a sovereign debt crisis in Europe abated. In China, economic growth decelerated from double-digit advances but remained at a stable, positive pace.

Citing its dual mandate of fostering maximum employment and price stability, the U.S. Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program. However, after the reporting period ended, the Fed indicated that it may begin to reverse some of its quantitative easing activities by the end of 2013, increasing investor concerns over the potential of higher interest rates. As a result, U.S. bond yields rose and U.S. equity prices stumbled.

For most of the year, uncertainty about political outcomes was a constant. U.S. presidential elections in November 2012, the debate over the fiscal cliff and tax rates at year-end, and speculation about the effects of sequestration at the end of February 2013 weighed on business leaders and investors. Elections in eurozone countries such as Greece, France, and Italy sparked speculation about the future of the eurozone. New leadership in China also figured into the political landscape. In the end, investors managed around these concerns and capital markets generally advanced during this time period.

Ongoing debt problems in the eurozone were persistent.

Early in the period, concerns about the eurozone sovereign debt situation held center stage as investors again focused on economic weakness in southern European economies. Because many eurozone banks owned southern European debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of a possible southern European debt default on the global financial system and economy. Ongoing weakness in the Greek economy made it difficult for the country to meet previously agreed-upon austerity targets.

Letter to shareholders (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	3

Eurozone uneasiness returned to the markets during the final few months of the reporting period due to a bank debt crisis in Cyprus. Although the island represented less than 0.5% of European Union gross domestic product, the European troika decided to break precedent and impose losses not only on debt and equity holders but also on uninsured depositors in the country’s two failing banks. As a result, volatility sharply increased in several financial markets as investors grew concerned about the long-term impact of the Cyprus deal.

Financial markets advanced.

Despite ongoing uncertainties, investor confidence grew during the period as political and economic concerns lessened. As a result, equity markets and high-yield bond markets sharply advanced. The Russell 3000® Index1, among the broadest measures of the U.S. equity market, rose 27.88% for the 12-month period. Despite renewed concerns in Europe, international equity markets, as measured by the MSCI World Index (Net)2, posted a positive return of 27.77% in U.S. dollar terms for the 12-month period.

Across the world’s fixed-income markets, the BofA Merrill Lynch Global Broad Market Index3 fell by 0.61%, as non-U.S. bonds continued to struggle in U.S. dollar terms. By comparison, the Barclays U.S. Aggregate Bond Index4, which measures investment-grade U.S. bonds, rose 0.91% over the 12-month period that ended May 31, 2013. The U.S. high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index5, posted a 14.82% return for the 12-month period, reflecting investors’ willingness to assume more credit risk in a search for higher income in a low-yield environment. Conversely, highly rated U.S. Treasury bonds, as measured by the Barclays U.S. Treasury Index6, had modest negative results (0.89)% as investors moved from safe-haven U.S. Treasury securities into asset classes with higher return potential.

Despite ongoing uncertainties, investor confidence grew during the period as political and economic concerns lessened. As a result, equity markets and high-yield bond markets sharply advanced.

1.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

2.	The Morgan Stanley Capital International World Index (MSCI World Index) (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

3.	The BofA Merrill Lynch Global Broad Market Index tracks the performance of investment-grade debt publicly issued in the major domestic and euro bond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities, and excludes all securities denominated in U.S. dollars. You cannot invest directly in an index.

4.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays Government/Credit Index and the Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5.	The BofA Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index.

6.	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to 30 years. You cannot invest directly in an index

4	Wells Fargo Advantage WealthBuilder Portfolios	Letter to shareholders (unaudited)

Our goal is to meet the financial needs of our shareholders.

We are committed to providing our shareholders with long-term investment strategies and focusing on appropriate risk while seeking to deliver consistent returns. We know that your ability to meet your long-term investment goals depends on the investment decisions you make today. Despite economic uncertainties and investment challenges, staying invested and adapting to emerging opportunities and threats will help you manage investment risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

This page is intentionally left blank.

6	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio

Investment objective

The Portfolio seeks current income with a secondary emphasis on capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Doug Beath

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

Average annual total returns (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (WBCAX)	9-30-2004	4.60	3.16	3.83	6.19	3.47	4.01	2.07	2.03
WealthBuilder Conservative Allocation Composite Index[3]	–	–	–	–	5.79	5.79	5.55	–	–
S&P 500 Index[4]	–	–	–	–	27.28	5.43	6.70	–	–
Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	0.91	5.50	5.00	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Portfolio is exposed to alternative investment risk, foreign investment risk, high yield securities risk, mortgage- and asset-backed securities risk, and smaller company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	7

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (continued)

Growth of $10,000 investment[6] as of May 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectus.

2.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

3.	The WealthBuilder Conservative Allocation Composite Index is weighted 20% in the S&P 500 Index and 80% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

6.	The chart compares the performance of the Portfolio since inception with the Wealthbuilder Conservative Allocation Composite Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

7.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

8.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

8	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio outperformed its benchmark, the WealthBuilder Conservative Allocation Composite Index, for the 12-month period that ended May 31, 2013. The tactical overweight in stocks enhanced performance, as the return on stocks exceeded the return on bonds by a wide margin.

■	With the S&P 500 Index outperforming long-term Treasury bonds, the implementation of a 5% Tactical Asset Allocation (TAA) Model shift toward stocks contributed positively to the Portfolio’s performance relative to its benchmark for the entire period.

■	Within the equity portion of the Portfolio, exposure to international stocks and small-cap stocks, areas that exceeded U.S. large-cap equities in the period, benefited performance relative to the S&P 500 Index. While shifts among the various equity sectors, as dictated by the Tactical Equity Allocation (TEA) Model, detracted from performance, the overall impact of the international and small-cap exposure was positive.

■	In addition to the overweight to equities, exposure to several other asset classes contributed positively to relative performance. Within the fixed-income portion of the Portfolio, exposure to investment-grade corporate debt and high-yield bonds enhanced performance due to their outperformance relative to the Barclays U.S. Aggregate Bond Index.

■	Although the S&P 500 Index advanced sharply during the period, producing double-digit gains, stock valuations remain attractive as corporate profits continued to exceed expectations and reach all-time highs. Meanwhile, bond yields increased during the period but remain at historically low levels, helping stock valuations become more attractive than fixed income.

A significant rebound of investor confidence combined with improving economic data from the U.S. produced strong equity markets during the period.

Actions taken by global central banks were a major factor driving the improvement in investor sentiment. The European Central Bank indicated it would use all means necessary to preserve the euro, while the U.S. Federal Reserve launched another round of quantitative easing and the Bank of Japan initiated massive stimulus policies with the intent of reversing its deflationary environment of the past two decades. Toward the end of 2012, stock market volatility increased in the aftermath of the U.S. election and the looming fiscal cliff. Early in 2013, the sequester and continuing resolution also weighed on investor sentiment, as fears of another temporary government shutdown led to periodic sell-offs.

Ten largest holdings[7] (%) as of May 31, 2013
Wells Fargo Advantage Short Duration Government Bond Fund	28.21
Wells Fargo Advantage Government Securities Fund	18.76
Wells Fargo Advantage Core Bond Portfolio	18.69
PIMCO High Yield Fund	4.68
Oppenheimer International Bond Fund	4.59
MFS Value Fund	3.26
PIMCO CommodityRealReturn Strategy Fund	2.58
ING Global Real Estate Fund	1.68
Thornburg International Value Fund	1.65
Invesco Growth and Income Fund	1.64

Ultimately, investor focus shifted to the improving U.S. economy, particularly the housing sector, in which sales and prices increased at double-digit rates from the previous year. Job creation accelerated in the U.S. and the unemployment rate continued to fall. All major equity markets posted strong gains across the board, with international stocks of developed countries and domestic small-company stocks outperforming U.S. large-cap stocks. Within the fixed-income segment, bonds produced mixed results, with the overall bond market, as measured by the Barclays U.S. Aggregate Bond Index, essentially unchanged, while high-yield debt posted strong gains and longer-term Treasuries showed significant losses.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	9

Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (continued)

The Portfolio’s allocation to stocks and bonds is determined by the TAA Model, a proprietary investment strategy that seeks to enhance the Portfolio’s performance by shifting between stocks and bonds.

During the period, the model employed a 5% overweight in stocks. As the S&P 500 Index outperformed long-term U.S. Treasuries by a wide margin, the implementation of this tactical shift toward stocks benefited relative returns.

The TEA Model, which determines shifts among the equity styles in the Portfolio, detracted from overall performance. All three components of the TEA Model—domestic versus international, large-company stocks versus small, and growth versus value—triggered shifts during the period, with the domestic/international component detracting the most from overall performance during the 12-month period.

Considering the Portfolio’s significant allocation to fixed income, by its design, its bond fund exposures had a notable influence on overall performance. Specifically within the bond portfolio, two of the largest positions, the Wells Fargo Advantage Short Duration Government Bond Fund and the Wells Fargo Advantage Government Securities Fund, underperformed the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index.

Current target allocation[8] as of May 31, 2013

We made strategic changes to the Portfolio during the 12-month period.

There were no changes in the TAA Model, as the model continued to favor stocks over bonds throughout the 12-month period. The TEA Model reached trigger points that resulted in asset allocation shifts from domestic to international stocks and then shifting again to domestic stocks toward the end of the 12-month period. In addition, the TEA Model triggered a shift from large-cap stocks to small-cap stocks and growth equities to value equities.

Finally, as part of our due diligence process, we attempt to ensure that we maintain exposure to best-in-class managers. To that end, we identified an opportunity to diversify our alternative segment by introducing exposure to the AQR Managed Futures Strategy Fund and the Arbitrage Fund. Both funds seek to generate positive absolute returns and have exhibited low correlations to traditional assets, such as stocks and bonds. In addition, the Invesco Growth and Income Fund replaced the Wells Fargo Advantage Equity Value Portfolio. This change adds greater diversification to the large-cap value portion of the Portfolio.

We continue to believe that the economic recovery is on a sound footing and that market conditions currently favor stocks over bonds.

Stocks outperformed bonds during the 12-month period and, in our opinion, continue to be attractive relative to bonds. As a result, we currently believe that it will be advantageous for the Portfolio to maintain the maximum equity overweighting until the relative valuation between stocks and bonds returns to a more balanced position.

Please see footnotes on page 7.

10	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio

Investment objective

The Portfolio seeks a combination of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Doug Beath

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

Average annual total returns (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (WBBBX)	9-30-2004	9.75	2.81	4.29	11.42	3.12	4.47	2.13	2.09
WealthBuilder Moderate Balanced Composite Index[3]	–	–	–	–	10.86	5.92	5.99	–	–
S&P 500 Index[4]	–	–	–	–	27.28	5.43	6.70	–	–
Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	0.91	5.50	5.00	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Portfolio is exposed to alternative investment risk, foreign investment risk, high yield securities risk, mortgage- and asset-backed securities risk, and smaller company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 11.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	11

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (continued)

Growth of $10,000 investment[6] as of May 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectus.

2.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

3.	The WealthBuilder Moderate Balanced Composite Index is weighted 40% in the S&P 500 Index and 60% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

6.	The chart compares the performance of the Portfolio since inception with theWealthBuilder Moderate Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

7.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

8.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

12	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio outperformed its benchmark, the WealthBuilder Moderate Balanced Composite Index, for the 12-month period that ended May 31, 2013. The tactical overweight to stocks enhanced performance as the return on stocks exceeded the return on bonds by a wide margin.

■	With the S&P 500 Index outperforming long-term Treasury bonds, the implementation of a 10% Tactical Asset Allocation (TAA) Model shift toward stocks contributed positively to the Portfolio’s performance relative to its benchmark for the entire period.

■	Within the equity portion of the Portfolio, exposure to international stocks and small-cap stocks, areas that exceeded U.S. large-cap equities in the period, benefited performance relative to the S&P 500 Index. While shifts among the various equity sectors, as dictated by the Tactical Equity Allocation Model, detracted from performance, the overall impact of the international and small-cap exposure was positive.

■	In addition to the overweight to equities, exposure to several other asset classes contributed positively to relative performance. Within the fixed-income portion of the Portfolio, exposure to investment-grade corporate debt and high-yield bonds enhanced performance due to their outperformance relative to the Barclays U.S. Aggregate Bond Index.

■	Although the S&P 500 Index advanced sharply during the period, producing double-digit gains, stock valuations remain attractive as corporate profits continued to exceed expectations and reach all-time highs. Meanwhile, bond yields increased during the period but remain at historically low levels, helping stock valuations become more attractive than fixed income.

A significant rebound of investor confidence combined with improving economic data from the U.S. produced strong equity markets during the period.

Actions taken by global central banks were a major factor driving the improvement in investor sentiment. The European Central Bank indicated it would use all means necessary to preserve the euro, while the U.S. Federal Reserve launched another round of quantitative easing, and the Bank of Japan initiated massive stimulus policies with the intent of reversing its deflationary environment of the past two decades. Toward the end of 2012, stock market volatility increased in the aftermath of the U.S. election and the looming fiscal cliff. Early in 2013, the sequester and continuing resolution also weighed on investor sentiment as fears of another temporary government shutdown led to periodic sell-offs.

Ten largest holdings[7] (%) as of May 31, 2013
Wells Fargo Advantage Short Duration Government Bond Fund	18.60
Wells Fargo Advantage Government Securities Fund	13.89
Wells Fargo Advantage Core Bond Portfolio	13.86
MFS Value Fund	6.55
PIMCO High Yield Fund	4.63
Oppenheimer International Bond Fund	4.59
Thornburg International Value Fund	3.31
Eaton Vance Large Cap Value Fund	3.29
Invesco Growth and Income Fund	3.28
PIMCO CommodityRealReturn Strategy Fund	2.47

Ultimately, investor focus shifted to the improving U.S. economy, particularly the housing sector, in which sales and prices increased at double-digit rates from the previous year. Job creation accelerated in the U.S., and the unemployment rate continued to fall. All major equity markets posted strong gains across the board, with international stocks of developed countries and domestic small-company stocks outperforming U.S. large-cap stocks. Within the fixed-income segment, bonds produced mixed results, with the overall bond market—as measured by the Barclays U.S. Aggregate Bond Index—basically unchanged, while high-yield debt posted strong gains and longer-term Treasuries showed significant losses.

Please see footnotes on page 11.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	13

Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (continued)

The Portfolio’s allocation to stocks and bonds is determined by the TAA Model, a proprietary investment strategy that seeks to enhance the Portfolio’s performance by shifting between stocks and bonds.

During the period, the model employed a 10% overweight to stocks. As the S&P 500 Index outperformed long-term U.S. Treasuries by a wide margin, the implementation of the tactical shift toward stocks benefited relative returns.

The Tactical Equity Allocation (TEA) Model, which determines shifts among the equity styles in the Portfolio, detracted from overall performance. All three components of the TEA Model—domestic versus international, large-company stocks versus small, and growth versus value—triggered shifts during the period, with the domestic/international component detracting the most from overall performance during the 12-month period.

Considering the Portfolio’s current target allocation ended the period with a 47% allocation to fixed income, the performance of its bond fund positions affected the Portfolio’s overall performance. Specifically within the bond fund allocation, two of the largest positions, the Wells Fargo Advantage Short Duration Government Bond Fund and the Wells Fargo Advantage Government Securities Fund, underperformed the broad bond market, as measured by the Barclays U.S. Aggregate Bond Index. However, some of that underperfromance was offset by the excess returns generated by the Wells Fargo Advantage Core Bond Fund.

Current target allocation[8] as of May 31, 2013

We made strategic changes to the Portfolio during the 12-month period.

There were no changes to the TAA Model, as the model continued to favor stocks over bonds throughout the 12-month period. The TEA Model reached trigger points that resulted in asset allocation shifts from domestic to international stocks and then shifting again to domestic stocks toward the end of the 12-month period. In addition, the TEA Model triggered a shift from large-cap stocks to small-cap stocks and growth equities to value equities.

Finally, as part of our due diligence process, we attempt to ensure that we maintain exposure to best-in-class managers. To that end, we identified an opportunity to diversify our alternative segment by introducing exposure to the AQR Managed Futures Strategy Fund and the Arbitrage Fund. Both funds seek to generate positive absolute returns and have exhibited low correlations to traditional assets such as stocks and bonds. In addition, the Invesco Growth and Income Fund replaced the Wells Fargo Advantage Equity Value Portfolio. This change adds greater diversification to the large-cap value portion of the Portfolio.

We continue to believe that the economic recovery is on a sound footing and that market conditions currently favor stocks over bonds.

Stocks outperformed bonds during the 12-month period and, in our opinion, continue to be attractive relative to bonds. As a result, we currently believe that it will be advantageous for the Portfolio to maintain the maximum equity overweighting until the relative valuation between stocks and bonds returns to a more balanced position.

Please see footnotes on page 11.

14	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio

Investment objective

The Portfolio seeks a combination of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Doug Beath

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

Average annual total returns (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (WBGBX)	10-1-1997	16.08	2.11	5.58	17.85	2.42	5.74	2.22	2.18
WealthBuilder Growth Balanced Composite Index[3]	–	–	–	–	17.47	5.88	6.83	–	–
S&P 500 Index[4]	–	–	–	–	27.28	5.43	7.58	–	–
Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	0.91	5.50	4.66	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Portfolio is exposed to alternative investment risk, foreign investment risk, high yield securities risk, mortgage- and asset-backed securities risk, and smaller company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 15.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	15

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (continued)

Growth of $10,000 investment[6] as of May 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectus.

2.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

3.	The WealthBuilder Growth Balanced Composite Index is weighted 65% in the S&P 500 Index and 35% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

6.	The chart compares the performance of the Portfolio for the most recent ten years with the WealthBuilder Growth Balanced Composite Index, the Barclays U.S. Aggregate Bond Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

7.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

8.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

16	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio outperformed its benchmark, the WealthBuilder Growth Balanced Composite Index, for the 12-month period that ended May 31, 2013. The tactical overweight to stocks enhanced performance as the return on stocks exceeded the return on bonds by a wide margin.

■	With the S&P 500 Index outperforming long-term Treasury bonds, the implementation of a 15% Tactical Asset Allocation (TAA) Model shift toward stocks contributed positively to the Portfolio’s performance relative to its benchmark for the entire period.

■	Within the equity portion of the Portfolio, exposure to international stocks and small-cap stocks, areas that exceeded U.S. large-cap equities in the period, benefited performance relative to the S&P 500 Index. While shifts among the various equity sectors, as dictated by the Tactical Equity Allocation (TEA) Model, detracted from performance, the overall impact of the international and small-cap exposure was positive.

■	In addition to the overweight to equities, exposure to several other asset classes contributed positively to relative performance. Within the fixed-income portion of the Portfolio, exposure to investment-grade corporate debt and high-yield bonds enhanced performance due to their outperformance relative to the Barclays U.S. Aggregate Bond Index.

■	Although the S&P 500 Index advanced sharply during the period, producing double-digit gains, stock valuations remained attractive as corporate profits continued to exceed expectations and reach all-time highs. Meanwhile, bond yields increased during the period but remained at historically low levels, helping stock valuations become more attractive than fixed income.

A significant rebound of investor confidence combined with improving economic data from the U.S. produced strong equity markets during the period.

Actions taken by global central banks were a major factor driving the improvement in investor sentiment. The European Central Bank indicated it would use all means necessary to preserve the euro, while the U.S. Federal Reserve launched another round of quantitative easing and the Bank of Japan initiated massive stimulus policies with the intent of reversing its deflationary environment of the past two decades. Toward the end of 2012, stock market volatility increased in the aftermath of the U.S. election and the looming fiscal cliff. Early in 2013, the sequester and continuing resolution also weighed on investor sentiment as fears of another temporary government shutdown led to periodic sell-offs.

Ten largest holdings[7] (%) as of May 31, 2013
Wells Fargo Advantage Government Securities Fund	12.01
Wells Fargo Advantage Core Bond Portfolio	11.07
MFS Value Fund	10.38
Thornburg International Value Fund	5.29
Invesco Growth and Income Fund	5.21
Eaton Vance Large Cap Value Fund	5.20
PIMCO High Yield Fund	4.63
Oppenheimer International Bond Fund	4.61
Wells Fargo Advantage International Growth Portfolio	3.51
T. Rowe Price Blue Chip Growth Fund	3.12

Ultimately, investor focus shifted to the improving U.S. economy, particularly the housing sector, in which sales and prices increased at double-digit rates from the previous year. Job creation accelerated in the U.S., and the unemployment rate continued to fall. All major equity markets posted strong gains across the board, with international stocks of developed countries and domestic small-company stocks outperforming U.S. large-cap stocks. Within the fixed-income segment, bonds produced mixed results, with the overall bond market, as measured by the Barclays U.S. Aggregate Bond Index, basically unchanged, while high-yield debt posted strong gains and longer-term Treasuries showed significant losses.

Please see footnotes on page 15.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	17

Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (continued)

The Portfolio’s allocation to stocks and bonds is determined by the TAA Model, a proprietary investment strategy that seeks to enhance the Portfolio’s performance by shifting between stocks and bonds.

During the period, the model employed a 15% overweight to stocks. As the S&P 500 Index outperformed long-term U.S. Treasuries by a wide margin, the implementation of the tactical shift toward stocks benefited relative returns.

The TEA Model, which determines shifts among the equity styles in the Portfolio, detracted from overall performance. All three components of the TEA Model—domestic versus international, large-company stocks versus small, and growth versus value—triggered shifts during the period, with the domestic/international component detracting the most from overall performance during the 12-month period.

Current target allocation[8] as of May 31, 2013

We made strategic changes to the Portfolio during the 12-month period.

There were no changes in the TAA Model, as the model continued to favor stocks over bonds throughout the 12-month period. The TEA Model reached trigger points that resulted in asset allocation shifts from domestic to international stocks and then shifting again to domestic stocks toward the end of the 12-month period. In addition, the TEA Model triggered a shift from large stocks to small and growth stocks to value.

Finally, as part of our due diligence process, we attempt to ensure that we maintain exposure to best-in-class managers. To that end, we identified an opportunity to diversify our alternative segment by introducing exposure to the AQR Managed Futures Strategy Fund and the Arbitrage Fund. Both funds seek to generate positive absolute returns and have exhibited low correlations to traditional assets such as stocks and bonds. In addition, the Invesco Growth and Income Fund replaced the Wells Fargo Advantage Equity Value Portfolio. This change adds greater diversification to the large-cap value portion of the Portfolio.

We continue to believe that the economic recovery is on a sound footing and that market conditions currently favor stocks over bonds.

Stocks outperformed bonds during the 12-month period and, in our opinion, continue to be attractive relative to bonds. As a result, we currently believe that it will be advantageous for the Portfolio to maintain the maximum equity overweighting until the relative valuation between stocks and bonds returns to a more balanced position.

Please see footnotes on page 15.

18	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio

Investment objective

The Portfolio seeks capital appreciation with a secondary emphasis on current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Doug Beath

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

Average annual total returns (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	Since inception	1 year	5 year	Since inception	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (WBGGX)	9-30-2004	18.58	1.58	4.51	20.39	1.89	4.69	2.29	2.22
WealthBuilder Growth Allocation Composite Index[3]	–	–	–	–	21.60	5.75	6.57	–	–
S&P 500 Index[4]	–	–	–	–	27.28	5.43	6.70	–	–
Barclays U.S. Aggregate Bond Index[5]	–	–	–	–	0.91	5.50	5.00	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Portfolio is exposed to alternative investment risk, foreign investment risk, high yield securities risk, mortgage- and asset-backed securities risk, and smaller company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 19.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	19

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (continued)

Growth of $10,000 investment[6] as of May 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectus.

2.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

3.	The WealthBuilder Growth Allocation Composite Index is weighted 80% in the S&P 500 Index and 20% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities). You cannot invest directly in an index.

4.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

5.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

6.	The chart compares the performance of the Portfolio since inception with the WealthBuilder Growth Allocation Composite Index, the Barclays U.S. Aggregate Bond Index, and the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximuminitial sales charge of 1.50%.

7.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

8.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of futures contracts to implement a Tactical Asset Allocation (TAA) shift toward stocks or bonds is reflected in the allocation shown.

20	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the WealthBuilder Growth Allocation Composite Index, for the 12-month period that ended May 31, 2013.

■	Within the fixed-income portion of the Portfolio, exposure to investment-grade corporate debt and high yield bonds generally enhanced performance due to their outperformance relative to the Barclays U.S. Aggregate Bond Index. Other areas of the bond market, including U.S. mortgage-backed securities and U.S. Treasuries, underperformed the broad market. Consequently, the Portfolio’s largest bond fund position, which focuses on those types of bonds, detracted from the Portfolio’s returns as that fund notably underperformed the broad bond market.

■	With the S&P 500 Index outperforming long-term Treasury bonds, the implementation of a 15% Tactical Asset Allocation (TAA) Model shift toward stocks contributed positively to the Portfolio’s performance relative to its benchmark for the entire period.

■	Within the equity portion of the Portfolio, exposure to international stocks and small-cap stocks, areas that exceeded U.S. large-cap equities in the period, benefited performance relative to the S&P 500 Index. However, shifts among the various equity sectors, as dictated by the Tactical Equity Allocation (TEA) Model, detracted from performance and was the major factor driving the underperformance of the Portfolio relative to its benchmark.

■	Although the S&P 500 Index advanced sharply during the period, producing double-digit gains, stock valuations remain attractive as corporate profits continued to exceed expectations and reach all-time highs. Meanwhile, bond yields increased during the period but remain at historically low levels, helping stock valuations become more attractive than fixed income.

A significant rebound of investor confidence combined with improving economic data from the U.S. produced strong equity markets during the period.

Actions taken by global central banks were a major factor driving the improvement in investor sentiment. The European Central Bank indicated it would use all means necessary to preserve the euro, while the U.S. Federal Reserve launched another round of quantitative easing and the Bank of Japan initiated massive stimulus policies with the intent of reversing its deflationary environment of the past two decades. Toward the end of 2012, stock market volatility increased in the aftermath of the U.S. election and the looming fiscal cliff. Early in 2013, the sequester and continuing resolution also weighed on investor sentiment as fears of another temporary government shutdown led to periodic sell-offs.

Ten largest holdings[7] (%) as of May 31, 2013
MFS Value Fund	12.68
Thornburg International Value Fund	6.54
Wells Fargo Advantage Government Securities Fund	6.45
Wells Fargo Advantage Core Bond Portfolio	6.44
Invesco Growth and Income Fund	6.37
Eaton Vance Large Cap Value Fund	6.36
Wells Fargo Advantage International Growth Portfolio	4.32
T. Rowe Price Blue Chip Growth Fund	3.81
Wells Fargo Advantage Emerging Growth Portfolio	3.72
Wells Fargo Advantage Small Cap Value Fund	3.70

Ultimately, investor focus shifted to the improving U.S. economy, particularly the housing sector, in which sales and prices increased at double-digit rates from the previous year. Job creation accelerated in the U.S., and the unemployment rate continued to fall. All major equity markets posted strong gains across the board, with international stocks of developed countries and domestic small-company stocks outperforming U.S. large-cap stocks. Within the fixed-income segment, bonds produced mixed results, with the overall bond market—as measured by the Barclays U.S. Aggregate Bond Index—essentially unchanged, while high-yield debt posted strong gains and longer-term Treasuries showed significant losses.

Please see footnotes on page 19.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	21

Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (continued)

The Portfolio’s allocation to stocks and bonds is determined by the TAA Model, a proprietary investment strategy that seeks to enhance the Portfolio’s performance by shifting between stocks and bonds.

During the period, the model employed a 15% overweight in stocks. As the S&P 500 Index outperformed long-term U.S. Treasuries by a wide margin, the implementation of the tactical shift toward stocks benefited relative returns.

The TEA Model, which determines shifts among the equity styles in the Portfolio, detracted from overall performance. All three components of the TEA Model—domestic versus international, large company stocks versus small, and growth versus value—triggered shifts during the period, with the domestic/international component detracting the most from overall performance during the 12-month period.

Current target allocation[8] as of May 31, 2013

We made strategic changes to the Portfolio during the 12-month period.

There were no changes to the TAA Model, as the model continued to favor stocks over bonds throughout the 12-month period. The TEA Model reached trigger points that resulted in asset allocation shifts from domestic to international stocks and then shifting again to domestic stocks toward the end of the 12-month period. In addition, the TEA Model triggered a shift from large stocks to small and growth stocks to value.

Finally, as part of our due diligence process, we attempt to ensure that we maintain exposure to best-in-class managers. To that end, we identified an opportunity to diversify our alternative segment by introducing exposure to the AQR Managed Futures Strategy Fund and the Arbitrage Fund. Both funds seek to generate positive absolute returns and have exhibited low correlations to traditional assets, such as stocks and bonds. In addition, the Invesco Growth and Income Fund replaced the Wells Fargo Advantage Equity Value Portfolio. This change adds greater diversification to the large-cap value portion of the Portfolio.

We continue to believe that the economic recovery is on a sound footing and that market conditions currently favor stocks over bonds.

Stocks outperformed bonds during the 12-month period and, in our opinion, continue to be attractive relative to bonds. As a result, we currently believe that it will be advantageous for the Portfolio to maintain the maximum equity overweighting until the relative valuation between stocks and bonds returns to a more balanced position.

Please see footnotes on page 19.

22	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Equity Portfolio

Investment objective

The Portfolio seeks long-term capital appreciation with no emphasis on income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Doug Beath

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

Average annual total returns (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Equity Portfolio (WBGIX)	10-1-1997	22.12	1.35	5.69	23.98	1.65	5.85	2.42	2.32
S&P 500 Index[3]	–	–	–	–	27.28	5.43	7.58	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Portfolio is exposed to foreign investment risk and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 23.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	23

Wells Fargo Advantage WealthBuilder Equity Portfolio (continued)

Growth of $10,000 investment[4] as of May 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectus.

2.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4.	The chart compares the performance of the Portfolio for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

5.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

6.	Portfolio allocation is subject to change and is calculated based on the total long-term investments of the Portfolio.

24	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Equity Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended May 31, 2013.

■	The underperformance of domestic large-company growth stocks held by the Portfolio accounted for much of the negative impact on the Portfolio when compared with the S&P 500 Index.

■	With interest rates hovering around historically low levels and earnings continuing to grow at a healthy rate, we believe that the current economic environment is positive for stocks.

A significant rebound of investor confidence combined with improving economic data from the U.S. produced strong equity markets during the period.

Actions taken by global central banks were a major factor driving the improvement in investor sentiment. The European Central Bank indicated it would use all means necessary to preserve the euro, while the U.S. Federal Reserve launched another round of quantitative easing and the Bank of Japan initiated massive stimulus policies with the intent of reversing its deflationary environment of the past two decades. Toward the end of 2012, stock market volatility increased in the aftermath of the U.S. election and the looming fiscal cliff. Early in 2013, the sequester and continuing resolution also weighed on investor sentiment as fears of another temporary government shutdown led to periodic sell-offs.

Ten largest holdings[5] (%) as of May 31, 2013
MFS Value Fund	12.44
Thornburg International Value Fund	8.78
T. Rowe Price Blue Chip Growth Fund	8.73
Invesco Growth and Income Fund	6.25
Eaton Vance Large Cap Value Fund	6.24
American Century Growth Fund	6.19
Wells Fargo Advantage International Growth Portfolio	5.86
Wells Fargo Advantage Emerging Growth Portfolio	5.12
Wells Fargo Advantage Small Company Value Portfolio	5.08
Royce Pennsylvania Mutual Fund	5.07

Ultimately, investor focus shifted to the improving U.S. economy, particularly the housing sector, in which sales and prices increased at double-digit rates from the previous year. Job creation accelerated in the U.S., and the unemployment rate continued to fall. All major equity markets posted strong gains across the board, with international stocks of developed countries and domestic small-company stocks outperforming U.S. large-cap stocks, particularly growth stocks. The Portfolio remained broadly diversified among the four main stock segments: international, small-cap, large-cap growth, and large-cap value stocks. While the outperformance of the S&P 500 Index compared with large-cap growth stocks detracted from relative performance, several of the Portfolio’s underlying funds underperformed relative to their benchmarks, hindering overall results.

We made strategic changes to the Portfolio during the 12-month period.

Finally, as part of our due diligence process, we attempt to ensure that we maintain exposure to best-in-class managers. To that end, we replaced the Wells Fargo Advantage Equity Value Portfolio with the Invesco Growth and Income Fund. This change adds greater diversification to the large-cap value portion of the Portfolio.

Please see footnotes on page 23.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	25

Wells Fargo Advantage WealthBuilder Equity Portfolio (continued)

Portfolio allocation[6] as of May 31, 2013

We continue to believe that the economic recovery is on a sound footing and that market conditions currently favor stocks over bonds.

We believe that the current economic market environment is positive for stocks due to strong corporate earnings and historically low interest rates. In addition, the Portfolio’s broad diversification across major stock styles may help manage risk.

Please see footnotes on page 23.

26	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio

Investment objective

The Portfolio seeks long-term capital appreciation with no emphasis on income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Doug Beath

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

Average annual total returns (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (WBGAX)	10-1-1997	17.38	1.11	7.18	19.16	1.41	7.34	2.33	2.27
S&P 500 Index[3]	–	–	–	–	27.28	5.43	7.58	–	–

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Portfolio’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For WealthBuilder Portfolio shares, the maximum front-end sales charge is 1.50%. Performance including sales charge assumes the sales charge for the corresponding time period.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The Portfolio will indirectly be exposed to all of the risks of an investment in the underlying funds and will indirectly bear expenses of the underlying funds. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). This Portfolio is exposed to foreign investment risk and smaller-company investment risk. Consult the Portfolio’s prospectus for additional information on these and other risks.

Please see footnotes on page 27.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	27

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (continued)

Growth of $10,000 investment[4] as of May 31, 2013

1.	Reflects the expense ratios as stated in the most recent prospectus.

2.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Portfolio’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.50%. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Without this cap, the Portfolio’s returns would have been lower.

3.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4.	The chart compares the performance of the Portfolio for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical $10,000 investment and reflects all operating expenses and assumes the maximum initial sales charge of 1.50%.

5.	The ten largest holdings are calculated based on the value of the holdings divided by total net assets of the Portfolio. Holdings are subject to change and may have changed since the date specified.

6.	Current target allocation is subject to change and is calculated based on the total long-term investments of the Portfolio. The Portfolio’s use of a Tactical Equity Allocation (TEA) Model to allocate across stock fund styles is reflected in the allocation shown.

28	Wells Fargo Advantage WealthBuilder Portfolios	Performance highlights (unaudited)

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Portfolio underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended May 31, 2013.

■	The domestic versus international component of the Tactical Equity Allocation (TEA) Model was the primary contributor to underperformance versus the composite benchmark.

■	With interest rates hovering around historically low levels and earnings continuing to grow at a healthy rate, we believe that the current economic environment is positive for stocks.

A significant rebound of investor confidence combined with improving economic data from the U.S. produced strong equity markets during the period.

Actions taken by global central banks were a major factor driving the improvement in investor sentiment. The European Central Bank indicated it would use all means necessary to preserve the euro, while the U.S. Federal Reserve launched another round of quantitative easing and the Bank of Japan initiated massive stimulus policies with the intent of reversing its deflationary environment of the past two decades. Toward the end of 2012, stock market volatility increased in the aftermath of the U.S. election and the looming fiscal cliff. Early in 2013, the sequester and continuing resolution also weighed on investor sentiment as fears of another temporary government shutdown led to periodic sell-offs.

Ten largest holdings[5] (%) as of May 31, 2013
MFS Value Fund	16.78
Thornburg International Value Fund	8.61
Invesco Growth and Income Fund	8.42
Eaton Vance Large Cap Value Fund	8.42
Wells Fargo Advantage International Growth Portfolio	5.70
T. Rowe Price Blue Chip Growth Fund	5.05
Wells Fargo Advantage Emerging Growth Portfolio	4.94
Royce Pennsylvania Mutual Fund	4.88
Wells Fargo Advantage Small Company Value Portfolio	4.88
Wells Fargo Advantage Small Cap Value Fund	4.86

Ultimately, investor focus shifted to the improving U.S. economy, particularly the housing sector, in which sales and prices increased at double-digit rates from the previous year. Job creation accelerated in the U.S., and the unemployment rate continued to fall. All major equity markets posted strong gains across the board, with international stocks of developed countries and domestic small-company stocks outperforming U.S. large-cap stocks, particularly growth stocks.

The TEA Model, which determines shifts among the equity styles in the Portfolio, detracted from overall performance. All three components of the TEA Model—domestic versus international, large-company stocks versus small, and growth versus value—triggered shifts during the period, with the domestic/international component detracting the most from overall performance during the 12-month period.

Please see footnotes on page 27.

Performance highlights (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	29

Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (continued)

Current target allocation[6] as of May 31, 2013

We made strategic changes to the Portfolio during the 12-month period.

The TEA Model reached trigger points that resulted in asset allocation shifts from domestic to international stocks and then shifting again to domestic stocks toward the end of the 12-month period. In addition, the TEA Model triggered a shift from large-cap stocks to small-cap stocks and growth equities to value equities.

Finally, as part of our due diligence process, we attempt to ensure that we maintain exposure to best-in-class managers. To that end, the Wells Fargo Advantage Equity Value Portfolio was replaced with the Invesco Growth and Income Fund. This change adds greater diversification to the large-cap value portion of the Portfolio.

We continue to believe that the economic recovery is on a sound footing and that market conditions currently favor stocks over bonds.

The TEA Model’s current allocation has been in place since the second quarter of 2013, when we shifted from international stocks to domestic stocks. Changes in the Portfolio’s asset allocation are based upon both market indicators and fundamentals. We believe that the current economic market environment is positive for stocks due to strong corporate earnings and historically low interest rates.

Please see footnotes on page 27.

30	Wells Fargo Advantage WealthBuilder Portfolios	Fund expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2012 to May 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 12-1-2012	Ending account value 5-31-2013	Expenses paid during the period¹	Net annual expense ratio
WealthBuilder Conservative Allocation Portfolio
Actual	$1,000.00	$1,022.98	$7.57	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
WealthBuilder Moderate Balanced Portfolio
Actual	$1,000.00	$1,055.81	$7.69	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
WealthBuilder Growth Balanced Portfolio
Actual	$1,000.00	$1,094.69	$7.83	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
WealthBuilder Growth Allocation Portfolio
Actual	$1,000.00	$1,111.85	$7.90	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
WealthBuilder Equity Portfolio
Actual	$1,000.00	$1,134.51	$7.98	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%
WealthBuilder Tactical Equity Portfolio
Actual	$1,000.00	$1,108.81	$7.89	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.45	$7.54	1.50%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—May 31, 2013	Wells Fargo Advantage WealthBuilder Portfolios	31

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

Security name	Shares	Value

Investment Companies: 98.79%

Affiliated Master Portfolios: 21.69%
Wells Fargo Advantage Core Bond Portfolio		$123,363,626
Wells Fargo Advantage Emerging Growth Portfolio		6,273,477
Wells Fargo Advantage International Growth Portfolio		7,256,770
Wells Fargo Advantage Small Company Value Portfolio		6,222,940

		143,116,813

Alternative Investment Funds: 5.24%
AQR Managed Futures Strategy Fund	313,260	3,217,177
ING Global Real Estate Fund	601,089	11,078,068
PIMCO CommodityRealReturn Strategy Fund	2,802,054	17,036,489
The Arbitrage Fund	256,048	3,262,049

		34,593,783

International Equity Funds: 4.42%
DFA International Small Cap Value Portfolio	139,637	2,426,894
Dodge & Cox International Stock Fund	96,103	3,626,934
Oppenheimer Developing Markets Fund	85,971	3,027,041
T. Rowe Price International Discovery Fund	48,903	2,440,252
Templeton Institutional Foreign Equity Fund	177,330	3,693,794
Thornburg International Value Fund	369,476	10,914,330
Wells Fargo Advantage Emerging Markets Equity Fund (l)	136,827	3,012,926

		29,142,171

International Fixed Income Funds: 4.59%
Oppenheimer International Bond Fund	4,757,588	30,305,836

U.S. Equity Funds: 11.21%
American Century Growth Fund	151,505	4,596,671
Eaton Vance Large Cap Value Fund	480,618	10,785,071
Invesco Growth and Income Fund	438,038	10,828,310
MFS Value Fund	721,514	21,544,398
Royce Pennsylvania Mutual Fund	477,391	6,229,957
T. Rowe Price Blue Chip Growth Fund	124,007	6,444,622
Wells Fargo Advantage Endeavor Select Fund (l)†	292,123	3,686,587
Wells Fargo Advantage Large Cap Growth Fund (l)	97,134	3,695,959
Wells Fargo Advantage Small Cap Value Fund (l)	175,119	6,190,466

		74,002,041

U.S. Fixed Income Funds: 51.64%
PIMCO High Yield Fund	3,183,042	30,875,512
Wells Fargo Advantage Government Securities Fund (l)	11,264,243	123,794,036
Wells Fargo Advantage Short Duration Government Bond Fund (l)	18,196,348	186,148,640

		340,818,188

Total Investment Companies (Cost $619,829,537)		651,978,832

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2013

WEALTHBUILDER CONSERVATIVE ALLOCATION PORTFOLIO

Security name		Yield		Shares	Value

Short-Term Investments: 1.24%

Investment Companies: 0.17%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)		0.10%		1,100,000	$1,100,000

			Maturity date	Principal
U.S. Treasury Securities: 1.07%
U.S. Treasury Bill #(z)		0.01	7-11-2013	$3,550,000	3,549,944
U.S. Treasury Bill #(z)		0.03	6-20-2013	3,550,000	3,549,950

					7,099,894

Total Short-Term Investments (Cost $8,199,894)					8,199,894

Total investments in securities (Cost $628,029,431) *	100.03%				660,178,726
Other assets and liabilities, net	(0.03)				(201,427)

Total net assets	100.00%				$659,977,299

(l)	Investment in an affiliate

†	Non-income-earning security

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security has been collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $ 634,563,912 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$35,777,591
Gross unrealized depreciation	(10,162,777)

Net unrealized appreciation	$25,614,814

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage WealthBuilder Portfolios	33

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

Security name	Shares	Value

Investment Companies: 97.98%

Affiliated Master Portfolios: 19.89%
Wells Fargo Advantage Core Bond Portfolio		$110,741,664
Wells Fargo Advantage Emerging Growth Portfolio		15,330,015
Wells Fargo Advantage International Growth Portfolio		17,658,373
Wells Fargo Advantage Small Company Value Portfolio		15,261,773

		158,991,825

Alternative Investment Funds: 5.04%
AQR Managed Futures Strategy Fund	371,541	3,815,730
ING Global Real Estate Fund	703,231	12,960,550
PIMCO CommodityRealReturn Strategy Fund	3,242,328	19,713,357
The Arbitrage Fund	298,724	3,805,745

		40,295,382

International Equity Funds: 8.82%
DFA International Small Cap Value Portfolio	333,869	5,802,648
Dodge & Cox International Stock Fund	235,068	8,871,451
Oppenheimer Developing Markets Fund	207,305	7,299,199
T. Rowe Price International Discovery Fund	117,933	5,884,835
Templeton Institutional Foreign Equity Fund	430,812	8,973,818
Thornburg International Value Fund	896,077	26,470,107
Wells Fargo Advantage Emerging Markets Equity Fund (l)	325,432	7,166,004

		70,468,062

International Fixed Income Funds: 4.59%
Oppenheimer International Bond Fund	5,753,902	36,652,354

U.S. Equity Funds: 22.52%
American Century Growth Fund	368,471	11,179,402
Eaton Vance Large Cap Value Fund	1,170,670	26,269,843
Invesco Growth and Income Fund	1,060,415	26,213,462
MFS Value Fund	1,754,312	52,383,745
Royce Pennsylvania Mutual Fund	1,164,465	15,196,272
T. Rowe Price Blue Chip Growth Fund	303,406	15,768,003
Wells Fargo Advantage Endeavor Select Fund †(l)	710,464	8,966,060
Wells Fargo Advantage Large Cap Growth Fund (l)	235,988	8,979,352
Wells Fargo Advantage Small Cap Value Fund (l)	424,834	15,017,879

		179,974,018

U.S. Fixed Income Funds: 37.12%
PIMCO High Yield Fund	3,813,227	36,988,305
Wells Fargo Advantage Government Securities Fund (l)	10,103,361	111,035,939
Wells Fargo Advantage Short Duration Government Bond Fund (l)	14,534,560	148,688,550

		296,712,794

Total Investment Companies (Cost $724,570,500)		783,094,435

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2013

WEALTHBUILDER MODERATE BALANCED PORTFOLIO

Security name	Yield		Shares	Value

Short-Term Investments: 2.19%

Investment Companies: 0.16%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.10%		1,280,700	$1,280,700

		Maturity date	Principal
U.S. Treasury Securities: 2.03%
U.S. Treasury Bill #(z)	0.01	7-11-2013	$8,100,000	8,099,872
U.S. Treasury Bill #(z)	0.03	6-20-2013	8,100,000	8,099,885

				16,199,757

Total Short-Term Investments (Cost $17,480,457)				17,480,457

Total investments in securities (Cost $742,050,957) *	100.17%	800,574,892
Other assets and liabilities, net	(0.17)	(1,324,159)

Total net assets	100.00%	$799,250,733

(l)	Investment in an affiliate

†	Non-income-earning security

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $751,731,391 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$66,309,610
Gross unrealized depreciation	(17,466,109))

Net unrealized appreciation	$48,843,501

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage WealthBuilder Portfolios	35

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

Security name	Shares	Value

Investment Companies: 96.87%

Affiliated Master Portfolios: 20.66%
Wells Fargo Advantage Core Bond Portfolio		$87,251,506
Wells Fargo Advantage Emerging Growth Portfolio		24,104,212
Wells Fargo Advantage International Growth Portfolio		27,659,420
Wells Fargo Advantage Small Company Value Portfolio		23,824,770

		162,839,908

Alternative Investment Funds: 5.21%
AQR Managed Futures Strategy Fund	366,432	3,763,256
ING Global Real Estate Fund	713,187	13,144,041
PIMCO CommodityRealReturn Strategy Fund	3,337,034	20,289,166
The Arbitrage Fund	300,982	3,834,517

		41,030,980

International Equity Funds: 14.09%
DFA International Small Cap Value Portfolio	533,086	9,265,036
Dodge & Cox International Stock Fund	366,481	13,830,998
Oppenheimer Developing Markets Fund	326,882	11,509,520
T. Rowe Price International Discovery Fund	186,336	9,298,188
Templeton Institutional Foreign Equity Fund	672,228	14,002,510
Thornburg International Value Fund	1,411,611	41,698,977
Wells Fargo Advantage Emerging Markets Equity Fund (l)	521,516	11,483,783

		111,089,012

International Fixed Income Funds: 4.61%
Oppenheimer International Bond Fund	5,708,843	36,365,330

U.S. Equity Funds: 35.66%
American Century Growth Fund	573,749	17,407,545
Eaton Vance Large Cap Value Fund	1,825,310	40,959,947
Invesco Growth and Income Fund	1,661,294	41,067,187
MFS Value Fund	2,739,689	81,807,122
Royce Pennsylvania Mutual Fund	1,820,996	23,764,000
T. Rowe Price Blue Chip Growth Fund	472,885	24,575,857
Wells Fargo Advantage Endeavor Select Fund †(l)	1,105,911	13,956,597
Wells Fargo Advantage Large Cap Growth Fund (l)	367,912	13,999,045
Wells Fargo Advantage Small Cap Value Fund (l)	666,693	23,567,592

		281,104,892

U.S. Fixed Income Funds: 16.64%
PIMCO High Yield Fund	3,764,826	36,518,812
Wells Fargo Advantage Government Securities Fund (l)	8,613,562	94,663,050

		131,181,862

Total Investment Companies (Cost $668,610,340)		763,611,984

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2013

WEALTHBUILDER GROWTH BALANCED PORTFOLIO

Security name	Yield		Shares	Value

Short-Term Investments: 3.32%

Investment Companies: 0.34%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		2,652,130	$2,652,130

		Maturity date	Principal
U.S. Treasury Securities: 2.98%
U.S. Treasury Bill #(z)	0.01	7-11-2013	$11,750,000	11,749,814
U.S. Treasury Bill #(z)	0.03	6-20-2013	11,750,000	11,749,834

				23,499,648

Total Short-Term Investments (Cost $26,151,778)				26,151,778

Total investments in securities
(Cost $694,762,118) *	100.19%	789,763,762
Other assets and liabilities, net	(0.19)	(1,478,636)

Total net assets	100.00%	$788,285,126

(l)	Investment in an affiliate

†	Non-income-earning security

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security has been collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $717,987,968 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$103,770,429
Gross unrealized depreciation	(31,994,635)

Net unrealized appreciation	$71,775,794

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage WealthBuilder Portfolios	37

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

Security name	Shares	Value

Investment Companies: 96.49%

Affiliated Master Portfolios: 18.17%
Wells Fargo Advantage Core Bond Portfolio		$20,900,130
Wells Fargo Advantage Emerging Growth Portfolio		12,091,208
Wells Fargo Advantage International Growth Portfolio		14,038,476
Wells Fargo Advantage Small Company Value Portfolio		11,986,510

		59,016,324

Alternative Investment Funds: 5.26%
AQR Managed Futures Strategy Fund	151,599	1,556,920
ING Global Real Estate Fund	299,647	5,522,493
PIMCO CommodityRealReturn Strategy Fund	1,386,031	8,427,071
The Arbitrage Fund	124,152	1,581,698

		17,088,182

International Equity Funds: 17.41%
DFA International Small Cap Value Portfolio	272,013	4,727,592
Dodge & Cox International Stock Fund	185,962	7,018,208
Oppenheimer Developing Markets Fund	166,168	5,850,785
T. Rowe Price International Discovery Fund	94,876	4,734,304
Templeton Institutional Foreign Equity Fund	340,409	7,090,717
Thornburg International Value Fund	719,028	21,240,081
Wells Fargo Advantage Emerging Markets Equity Fund (l)	266,167	5,860,997

		56,522,684

International Fixed Income Funds: 2.76%
Oppenheimer International Bond Fund	1,405,402	8,952,411

U.S. Equity Funds: 43.67%
American Century Growth Fund	290,543	8,815,064
Eaton Vance Large Cap Value Fund	919,737	20,638,891
Invesco Growth and Income Fund	836,888	20,687,878
MFS Value Fund	1,378,462	41,160,889
Royce Pennsylvania Mutual Fund	917,372	11,971,707
T. Rowe Price Blue Chip Growth Fund	238,214	12,379,998
Wells Fargo Advantage Endeavor Select Fund †(l)	560,264	7,070,535
Wells Fargo Advantage Large Cap Growth Fund (l)	185,859	7,071,928
Wells Fargo Advantage Small Cap Value Fund (l)	339,505	12,001,509

		141,798,399

U.S. Fixed Income Funds: 9.22%
PIMCO High Yield Fund	926,817	8,990,124
Wells Fargo Advantage Government Securities Fund (l)	1,906,485	20,952,271

		29,942,395

Total Investment Companies (Cost $270,335,193)		313,320,395

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2013

WEALTHBUILDER GROWTH ALLOCATION PORTFOLIO

Security name	Yield		Shares	Value

Short-Term Investments: 3.78%

Investment Companies: 0.30%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		966,950	$966,950

		Maturity date	Principal
U.S. Treasury Securities: 3.48%
U.S. Treasury Bill #(z)	0.01	7-11-2013	$5,650,000	5,649,911
U.S. Treasury Bill #(z)	0.03	6-20-2013	5,650,000	5,649,920

				11,299,831

Total Short-Term Investments (Cost $12,266,781)				12,266,781

Total investments in securities
(Cost $282,601,974) *	100.27%	325,587,176
Other assets and liabilities, net	(0.27)	(864,447)

Total net assets	100.00%	$324,722,729

(l)	Investment in an affiliate

†	Non-income-earning security

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $291,201,556 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$47,734,462
Gross unrealized depreciation	(13,348,842)

Net unrealized appreciation	$34,385,620

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage WealthBuilder Portfolios	39

WEALTHBUILDER EQUITY PORTFOLIO

Security name		Shares	Value

Investment Companies: 99.41%

Affiliated Master Portfolios: 16.06%
Wells Fargo Advantage Emerging Growth Portfolio			$6,239,646
Wells Fargo Advantage International Growth Portfolio			7,144,910
Wells Fargo Advantage Small Company Value Portfolio			6,186,722

			19,571,278

International Equity Funds: 23.49%
DFA International Small Cap Value Portfolio		136,705	2,375,930
Dodge & Cox International Stock Fund		95,146	3,590,795
Oppenheimer Developing Markets Fund		84,584	2,978,194
T. Rowe Price International Discovery Fund		47,971	2,393,761
Templeton Institutional Foreign Equity Fund		174,651	3,637,970
Thornburg International Value Fund		362,220	10,699,964
Wells Fargo Advantage Emerging Markets Equity Fund (l)		134,054	2,951,863

			28,628,477

U.S. Equity Funds: 59.86%
American Century Growth Fund		248,712	7,545,912
Eaton Vance Large Cap Value Fund		339,001	7,607,189
Invesco Growth and Income Fund		308,270	7,620,444
MFS Value Fund		507,994	15,168,713
Royce Pennsylvania Mutual Fund		473,222	6,175,548
T. Rowe Price Blue Chip Growth Fund		204,638	10,635,029
Wells Fargo Advantage Endeavor Select Fund †(l)		479,079	6,045,983
Wells Fargo Advantage Large Cap Growth Fund (l)		159,368	6,063,971
Wells Fargo Advantage Small Cap Value Fund (l)		172,775	6,107,592

			72,970,381

Total Investment Companies (Cost $94,332,116)			121,170,136

	Yield
Short-Term Investments: 0.30%

Investment Companies: 0.30%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.10%	370,398	370,398

Total Short-Term Investments (Cost $370,398)			370,398

Total investments in securities
(Cost $94,702,514) *	99.71%	121,540,534
Other assets and liabilities, net	0.29	347,680

Total net assets	100.00%	$121,888,214

(l)	Investment in an affiliate

†	Non-income-earning security

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $95,326,243 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$27,354,720
Gross unrealized depreciation	(1,140,429)

Net unrealized appreciation	$26,214,291

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage WealthBuilder Portfolios	Portfolio of investments—May 31, 2013

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

Security name			Shares	Value
Investment Companies: 96.21%

Affiliated Master Portfolios: 15.52%
Wells Fargo Advantage Emerging Growth Portfolio				$18,343,905
Wells Fargo Advantage International Growth Portfolio				21,182,971
Wells Fargo Advantage Small Company Value Portfolio				18,109,822

				57,636,698

International Equity Funds: 22.94%
DFA International Small Cap Value Portfolio			409,500	7,117,104
Dodge & Cox International Stock Fund			280,331	10,579,700
Oppenheimer Developing Markets Fund			250,523	8,820,922
T. Rowe Price International Discovery Fund			142,966	7,133,983
Templeton Institutional Foreign Equity Fund			515,253	10,732,715
Thornburg International Value Fund			1,082,557	31,978,721
Wells Fargo Advantage Emerging Markets Equity Fund (l)			400,441	8,817,703

				85,180,848

U.S. Equity Funds: 57.75%
American Century Growth Fund			439,037	13,320,395
Eaton Vance Large Cap Value Fund			1,392,683	31,251,805
Invesco Growth and Income Fund			1,265,566	31,284,780
MFS Value Fund			2,086,226	62,294,701
Royce Pennsylvania Mutual Fund			1,388,594	18,121,151
T. Rowe Price Blue Chip Growth Fund			360,815	18,751,575
Wells Fargo Advantage Endeavor Select Fund †(l)			846,684	10,685,157
Wells Fargo Advantage Large Cap Growth Fund (l)			281,090	10,695,474
Wells Fargo Advantage Small Cap Value Fund (l)			510,204	18,035,702

				214,440,740

Total Investment Companies (Cost $294,318,350)				357,258,286

	Yield
Short-Term Investments: 3.85%

Investment Companies: 0.54%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (u)(l)	0.10%		2,000,000	2,000,000

		Maturity date	Principal

U.S. Treasury Securities: 3.31%
U.S. Treasury Bill (z)#	0.01	7-11-2013	$6,150,000	6,149,901
U.S. Treasury Bill (z)#	0.03	6-20-2013	6,150,000	6,149,913

				12,299,814

Total Short-Term Investments (Cost $14,299,815)				14,299,814

Total investments in securities
(Cost $308,618,165) *	100.06%	371,558,100
Other assets and liabilities, net	(0.06)	(224,378)

Total net assets	100.00%	$371,333,722

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage WealthBuilder Portfolios	41

WEALTHBUILDER TACTICAL EQUITY PORTFOLIO

(l)	Investment in an affiliate

†	Non-income-earning security

(u)	Rate shown is the 7-day annualized yield at period end.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $314,304,915 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$65,772,918
Gross unrealized depreciation	(8,519,733)

Net unrealized appreciation	$57,253,185

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage WealthBuilder Portfolios	Statements of assets and liabilities—May 31, 2013

	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Balanced Portfolio

Assets
Investments
In unaffiliated Underlying Funds and securities, at value (see cost below)	$189,433,299	$340,448,583
In affiliated Underlying Funds, at value (see cost below)	327,628,614	301,134,484
In affiliated Master Portfolios, at value (see cost below)	143,116,813	158,991,825

Total investments, at value (see cost below)	660,178,726	800,574,892
Cash	174,078	130,465
Receivable for investments sold	0	0
Receivable for Portfolio shares sold	2,006,837	1,367,496
Receivable for dividends	810,812	757,660
Receivable for daily variation margin on open futures contracts	0	0
Prepaid expenses and other assets	35,793	23,031

Total assets	663,206,246	802,853,544

Liabilities
Payable for investments purchased	986,823	890,054
Payable for Portfolio shares redeemed	1,077,953	1,041,280
Payable for daily variation margin on open futures contracts	243,282	579,123
Advisory fee payable	96,858	97,125
Distribution fees payable	454,072	544,820
Due to other related parties	187,683	225,192
Shareholder servicing fees payable	151,075	181,607
Accrued expenses and other liabilities	31,201	43,610

Total liabilities	3,228,947	3,602,811

Total net assets	$659,977,299	$799,250,733

NET ASSETS CONSIST OF
Paid-in capital	$616,872,145	$716,903,285
Undistributed (accumulated) net investment income (loss)	22,088	202,992
Accumulated net realized gains (losses) on investments	7,924,052	16,242,199
Net unrealized gains on investments	35,159,014	65,902,257

Total net assets	$659,977,299	$799,250,733

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets	$659,977,299	$799,250,733
Shares outstanding	60,278,993	66,431,228
Net asset value per share	$10.95	$12.03
Maximum offering price per share[2]	$11.12	$12.21

Investments in unaffiliated Underlying Funds and securities, at cost	$164,079,013	$292,620,690

Investments in affiliated Underlying Funds, at cost	$320,425,180	$287,933,957

Investments in affiliated Master Portfolios, at cost	$143,525,238	$161,496,310

Total investments, at cost	$628,029,431	$742,050,957

1. Each	Portfolio has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/98.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2013	Wells Fargo Advantage WealthBuilder Portfolios	43

WealthBuilder Growth Balanced Portfolio	WealthBuilder Growth Allocation Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio

$466,601,657	$212,646,662	$80,429,449	$263,687,366
160,322,197	53,924,190	21,539,807	50,234,036
162,839,908	59,016,324	19,571,278	57,636,698

789,763,762	325,587,176	121,540,534	371,558,100
1,078,663	450,459	0	138,929
0	0	29,602	0
2,087,729	498,414	661,996	303,402
406,990	97,393	0	0
0	0	0	463,280
20,747	16,541	10,776	16,026

793,357,891	326,649,983	122,242,908	372,479,737

1,486,835	548,116	0	138,929
1,674,273	634,730	174,925	484,434
821,397	287,248	0	0
114,033	33,975	6,245	41,770
533,365	219,034	82,664	251,560
220,458	90,534	34,168	103,978
177,788	73,011	27,555	83,853
44,616	40,606	29,137	41,491

5,072,765	1,927,254	354,694	1,146,015

$788,285,126	$324,722,729	$121,888,214	$371,333,722

$744,615,169	$294,632,578	$123,703,087	$425,176,223
410,180	10,858	(3,789)	(1,352,859)
(62,980,823)	(17,975,435)	(28,649,104)	(118,870,897)
106,240,600	48,054,728	26,838,020	66,381,255

$788,285,126	$324,722,729	$121,888,214	$371,333,722

$788,285,126	$324,722,729	$121,888,214	$371,333,722
61,104,616	24,830,093	9,508,384	23,793,425
$12.90	$13.08	$12.82	$15.61
$13.10	$13.28	$13.02	$15.85

$388,580,841	$176,675,909	$59,627,171	$212,972,723

$138,883,146	$44,339,175	$15,626,900	$35,175,761

$167,298,131	$61,586,890	$19,448,443	$60,469,681

$694,762,118	$282,601,974	$94,702,514	$308,618,165

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage WealthBuilder Portfolios	Statements of operations—year ended May 31, 2013

	WealthBuilder Conservative Allocation Portfolio	WealthBuilder Moderate Balanced Portfolio

Investment income
Dividends from unaffiliated Underlying Funds	$5,341,090	$6,904,784
Dividends from affiliated Underlying Funds	6,087,522	4,768,889
Dividends allocated from affiliated Master Portfolios*	468,778	1,029,903
Interest	7,788	15,511
Interest allocated from affiliated Master Portfolios	2,681,401	2,199,980
Securities lending income allocated from affiliated Master Portfolios	23,145	47,152
Expenses allocated from affiliated Master Portfolios	(707,232)	(906,956)
Waivers allocated from affiliated Master Portfolios	20,645	17,251

Total investment income	13,923,137	14,076,514

Expenses
Advisory fee	1,376,492	1,528,399
Administration fee	2,133,562	2,369,018
Shareholder servicing fees	1,715,619	1,907,356
Distribution fees	5,161,844	5,731,495
Custody and accounting fees	69,585	73,752
Professional fees	19,367	31,850
Registration fees	55,890	48,863
Shareholder report expenses	37,317	68,454
Trustees’ fees and expenses	12,889	12,456
Other fees and expenses	10,776	22,521

Total expenses	10,593,341	11,794,164
Less: Fee waivers and/or expense reimbursements	(269,652)	(331,172)

Net expenses	10,323,689	11,462,992

Net investment income (loss)	3,599,448	2,613,522

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated Underlying Funds	5,189,227	6,691,857
Affiliated Underlying Funds	2,212,045	4,170,507
Futures transactions	4,472,622	9,457,103
Capital gain distributions from unaffiliated Underlying Funds	1,208,261	2,135,585
Capital gain distributions from affiliated Underlying Funds	3,210,559	2,864,496
Securities transactions allocated from affiliated Master Portfolios	7,190,983	9,383,451

Net realized gains on investments	23,483,697	34,702,999

Net change in unrealized gains (losses) on:
Unaffiliated Underlying Funds	16,148,032	33,452,190
Affiliated Underlying Funds	(5,481,355)	(1,658,282)
Futures transactions	2,312,841	5,942,955
Securities transactions allocated from affiliated Master Portfolios	853,704	6,515,008

Net change in unrealized gains (losses) on investments	13,833,222	44,251,871

Net realized and unrealized gains (losses) on investments	37,316,919	78,954,870

Net increase in net assets resulting from operations	$40,916,367	$81,568,392

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$23,233	$52,785

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2013	Wells Fargo Advantage WealthBuilder Portfolios	45

WealthBuilder Growth Balanced Portfolio	WealthBuilder Growth Allocation Portfolio	WealthBuilder Equity Portfolio	WealthBuilder Tactical Equity Portfolio

$7,778,073	$2,882,340	$893,251	$2,598,215
1,440,338	440,931	110,315	365,452
1,577,465	779,599	490,446	1,217,086
24,876	11,736	0	21,625
1,665,538	391,792	0	0
70,381	34,377	18,712	53,220
(1,090,501)	(463,461)	(233,935)	(623,425)
13,339	3,294	116	456

11,479,509	4,080,608	1,278,905	3,632,629

1,472,953	596,734	228,487	718,867
2,283,078	924,937	354,155	1,114,243
1,837,959	744,814	284,816	896,464
5,523,575	2,237,751	856,827	2,695,750
65,544	60,396	38,222	55,947
18,277	25,534	23,917	27,928
47,468	34,457	23,461	32,609
61,417	42,260	25,121	47,324
11,854	12,309	12,082	15,116
27,903	10,491	10,493	9,822

11,350,028	4,689,683	1,857,581	5,614,070
(302,878)	(214,181)	(143,926)	(222,568)

11,047,150	4,475,502	1,713,655	5,391,502

432,359	(394,894)	(434,750)	(1,758,873)

12,984,396	5,637,622	1,414,215	13,846,611
6,419,063	3,091,662	375,476	7,087,261
14,301,415	5,431,615	0	(3,943,287)
2,995,747	1,403,798	611,949	2,018,424
2,660,730	786,101	196,726	591,037
12,444,792	5,634,532	4,066,802	7,983,269

51,806,143	21,985,330	6,665,168	27,583,315

45,007,215	22,040,932	12,386,476	27,475,784
2,687,434	2,222,940	2,721,363	2,390,321
8,584,876	3,238,798	0	(3,201,632)
11,184,716	5,832,501	2,984,386	9,896,847

67,464,241	33,335,171	18,092,225	36,561,320

119,270,384	55,320,501	24,757,393	64,144,635

$119,702,743	$54,925,607	$24,322,643	$62,385,762

$80,796	$40,172	$21,834	$62,137

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage WealthBuilder Portfolios	Statements of changes in net assets

	WealthBuilder Conservative Allocation Portfolio
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income		$3,599,448		$10,021,337
Net realized gains on investments		23,483,697		7,796,562
Net change in unrealized gains (losses) on investments		13,833,222		(17,957,480)

Net increase (decrease) in net assets resulting from operations		40,916,367		(139,581)

Distributions to shareholders from
Net investment income		(5,273,400)		(12,894,980)
Net realized gains		(11,760,322)		(12,573,547)

Total distributions to shareholders		(17,033,722)		(25,468,527)

	Shares		Shares
Capital share transactions
Proceeds from shares sold	14,509,459	157,653,896	18,488,616	197,314,662
Reinvestment of distributions	1,571,955	16,942,167	2,290,736	23,999,576
Payment for shares redeemed	(18,427,000)	(200,593,341)	(15,356,395)	(163,699,578)

Net increase (decrease) in net assets resulting from capital share transactions		(25,997,278)		57,614,660

Total increase (decrease) in net assets		(2,114,633)		32,006,552

Net assets
Beginning of period		662,091,932		630,085,380

End of period		$659,977,299		$662,091,932

Undistributed net investment income		$22,088		$8,715

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage WealthBuilder Portfolios	47

	WealthBuilder Moderate Balanced Portfolio
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income		$2,613,522		$8,208,939
Net realized gains on investments		34,702,999		3,911,354
Net change in unrealized gains (losses) on investments		44,251,871		(32,953,777)

Net increase (decrease) in net assets resulting from operations		81,568,392		(20,833,484)

Distributions to shareholders from
Net investment income		(3,853,193)		(11,998,269)
Net realized gains		(7,491,035)		(100,284)

Total distributions to shareholders		(11,344,228)		(12,098,553)

	Shares		Shares
Capital share transactions
Proceeds from shares sold	14,833,493	172,153,400	16,953,948	186,784,849
Reinvestment of distributions	977,941	11,284,104	1,088,624	11,746,556
Payment for shares redeemed	(14,140,801)	(164,212,360)	(13,390,824)	(146,942,445)

Net increase in net assets resulting from capital share transactions		19,225,144		51,588,960

Total increase in net assets		89,449,308		18,656,923

Net assets
Beginning of period		709,801,425		691,144,502

End of period		$799,250,733		$709,801,425

Undistributed net investment income		$202,992		$16,680

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage WealthBuilder Portfolios	Statements of changes in net assets

	WealthBuilder Growth Balanced Portfolio
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income		$432,359		$5,985,010
Net realized gains on investments		51,806,143		3,360,997
Net change in unrealized gains (losses) on investments		67,464,241		(58,939,797)

Net increase (decrease) in net assets resulting from operations		119,702,743		(49,593,790)

Distributions to shareholders from
Net investment income		(1,540,541)		(7,382,373)

	Shares		Shares
Capital share transactions
Proceeds from shares sold	10,081,790	122,237,806	10,761,743	119,273,773
Reinvestment of distributions	131,179	1,533,484	680,606	7,180,393
Payment for shares redeemed	(11,984,547)	(143,463,975)	(15,010,886)	(164,945,505)

Net decrease in net assets resulting from capital share transactions		(19,692,685)		(38,491,339)

Total increase (decrease) in net assets		98,469,517		(95,467,502)

Net assets
Beginning of period		689,815,609		785,283,111

End of period		$788,285,126		$689,815,609

Undistributed net investment income		$410,180		$310,151

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage WealthBuilder Portfolios	49

	WealthBuilder Growth Allocation Portfolio
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income (loss)		$(394,894)		$1,415,622
Net realized gains on investments		21,985,330		335,788
Net change in unrealized gains (losses) on investments		33,335,171		(25,511,541)

Net increase (decrease) in net assets resulting from operations		54,925,607		(23,760,131)

Distributions to shareholders from
Net investment income		(140,024)		(1,913,751)

	Shares		Shares
Capital share transactions
Proceeds from shares sold	4,096,670	49,761,855	4,729,644	51,894,105
Reinvestment of distributions	11,967	139,421	180,767	1,881,788
Payment for shares redeemed	(4,726,195)	(56,620,766)	(5,934,741)	(64,651,337)

Net decrease in net assets resulting from capital share transactions		(6,719,490)		(10,875,444)

Total increase (decrease) in net assets		48,066,093		(36,549,326)

Net assets
Beginning of period		276,656,636		313,205,962

End of period		$324,722,729		$276,656,636

Undistributed net investment income		$10,858		$157,680

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Advantage WealthBuilder Portfolios	Statements of changes in net assets

	WealthBuilder Equity Portfolio
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment loss		$(434,750)		$(463,832)
Net realized gains on investments		6,665,168		3,614,446
Net change in unrealized gains (losses) on investments		18,092,225		(16,806,165)

Net increase (decrease) in net assets resulting from operations		24,322,643		(13,655,551)

	Shares		Shares
Capital share transactions
Proceeds from shares sold	909,431	10,940,547	899,112	9,453,570
Payment for shares redeemed	(2,010,573)	(23,101,672)	(2,640,455)	(27,495,988)

Net decrease in net assets resulting from capital share transactions		(12,161,125)		(18,042,418)

Total increase (decrease) in net assets		12,161,518		(31,697,969)

Net assets
Beginning of period		109,726,696		141,424,665

End of period		$121,888,214		$109,726,696

Undistributed net investment loss		$(3,789)		$(470)

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage WealthBuilder Portfolios	51

	WealthBuilder Tactical Equity Portfolio
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment loss		$(1,758,873)		$(2,116,577)
Net realized gains on investments		27,583,315		19,023,266
Net change in unrealized gains (losses) on investments		36,561,320		(40,897,304)

Net increase (decrease) in net assets resulting from operations		62,385,762		(23,990,615)

Distributions to shareholders from
Net investment income		(526,732)		0

	Shares		Shares
Capital share transactions
Proceeds from shares sold	3,156,455	45,431,489	2,991,981	39,140,068
Reinvestment of distributions	37,714	524,598	0	0
Payment for shares redeemed	(5,828,180)	(83,313,807)	(6,576,556)	(85,179,881)

Net decrease in net assets resulting from capital share transactions		(37,357,720)		(46,039,813)

Total increase (decrease) in net assets		24,501,310		(70,030,428)

Net assets
Beginning of period		346,832,412		416,862,840

End of period		$371,333,722		$346,832,412

Undistributed (accumulated) net investment income (loss)		$(1,352,859)		$93,224

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Advantage WealthBuilder Portfolios	Financial highlights

	Beginning net asset value per share	Net investment income (loss)[1]	Net realized and unrealized gains (losses) on investments	Distributions from net investment income

WealthBuilder Conservative Allocation Portfolio
June 1, 2012 to May 31, 2013	$10.57	0.06	0.59	(0.08)
June 1, 2011 to May 31, 2012	$11.02	0.16	(0.20)	(0.21)
June 1, 2010 to May 31, 2011	$10.08	0.18	0.96	(0.20)
June 1, 2009 to May 31, 2010	$9.38	0.21	0.71	(0.22)
June 1, 2008 to May 31, 2009	$10.64	0.31	(1.23)	(0.32)

WealthBuilder Moderate Balanced Portfolio
June 1, 2012 to May 31, 2013	$10.96	0.04 [3]	1.21	(0.06)
June 1, 2011 to May 31, 2012	$11.50	0.13 [3]	(0.48)	(0.19)
June 1, 2010 to May 31, 2011	$10.01	0.14	1.54	(0.19)
June 1, 2009 to May 31, 2010	$9.01	0.15	1.00	(0.15)
June 1, 2008 to May 31, 2009	$11.35	0.24	(2.32)	(0.26)

WealthBuilder Growth Balanced Portfolio
June 1, 2012 to May 31, 2013	$10.97	0.01	1.95	(0.03)
June 1, 2011 to May 31, 2012	$11.82	0.09	(0.82)	(0.12)
June 1, 2010 to May 31, 2011	$9.60	0.06	2.26	(0.10)
June 1, 2009 to May 31, 2010	$8.30	0.10	1.29	(0.09)
June 1, 2008 to May 31, 2009	$12.27	0.17	(3.86)	(0.20)

WealthBuilder Growth Allocation Portfolio
June 1, 2012 to May 31, 2013	$10.87	(0.01)	2.23	(0.01)
June 1, 2011 to May 31, 2012	$11.83	0.05 [3]	(0.94)	(0.07)
June 1, 2010 to May 31, 2011	$9.34	0.02	2.53	(0.06)
June 1, 2009 to May 31, 2010	$7.98	0.04	1.36	(0.04)
June 1, 2008 to May 31, 2009	$12.47	0.12	(4.41)	(0.12)

WealthBuilder Equity Portfolio
June 1, 2012 to May 31, 2013	$10.34	(0.05)	2.53	0.00
June 1, 2011 to May 31, 2012	$11.45	(0.04)	(1.07)	0.00
June 1, 2010 to May 31, 2011	$9.10	(0.07)	2.42	0.00
June 1, 2009 to May 31, 2010	$7.72	(0.06)	1.44	0.00
June 1, 2008 to May 31, 2009	$12.55	(0.01)	(4.39)	(0.01)

WealthBuilder Tactical Equity Portfolio
June 1, 2012 to May 31, 2013	$13.12	(0.07)	2.58	(0.02)
June 1, 2011 to May 31, 2012	$13.89	(0.08)[3]	(0.69)	0.00
June 1, 2010 to May 31, 2011	$11.05	(0.10)	2.94	0.00
June 1, 2009 to May 31, 2010	$9.13	(0.06)	1.98	0.00
June 1, 2008 to May 31, 2009	$15.79	(0.01)	(5.98)	(0.01)

1.	Includes net expenses allocated from affiliated Master Portfolios in which the Portfolio invests.

2.	Total return calculations do not include any sales charges.

3.	Calculated based upon average shares outstanding

4.	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage WealthBuilder Portfolios	53

Distributions from net realized gains	Ending net asset value per share	Ratio to average net assets				Portfolio turnover rate	Net assets at end of period (000s omitted)
		Net investment income (loss)[1]	Gross expenses[1]	Net expenses[1]	Total return[2]

(0.19)	$10.95	0.53%	1.54%	1.50%	6.19%	128%	$659,977
(0.20)	$10.57	1.51%	1.54%	1.50%	(0.32)%	176%	$662,092
0.00	$11.02	1.75%	1.58%	1.50%	11.42%	168%	$630,085
0.00	$10.08	2.18%	1.56%	1.50%	9.87%	157%	$442,245
(0.02)	$9.38	3.43%	1.56%	1.50%	(8.47)%	153%	$206,683

(0.12)	$12.03	0.34%	1.54%	1.50%	11.42%	115%	$799,251
(0.00)[4]	$10.96	1.20%	1.54%	1.50%	(2.96)%	145%	$709,801
0.00	$11.50	1.24%	1.55%	1.50%	16.96%	142%	$691,145
0.00	$10.01	1.62%	1.57%	1.50%	12.81%	130%	$472,947
(0.00)[4]	$9.01	2.76%	1.57%	1.50%	(18.25)%	134%	$249,607

0.00	$12.90	0.06%	1.54%	1.50%	17.85%	117%	$788,285
0.00	$10.97	0.84%	1.54%	1.50%	(6.17)%	131%	$689,816
0.00	$11.82	0.59%	1.54%	1.50%	24.27%	140%	$785,283
0.00	$9.60	1.12%	1.56%	1.50%	16.75%	120%	$590,907
(0.08)	$8.30	1.95%	1.56%	1.50%	(29.76)%	142%	$447,000

0.00	$13.08	(0.13)%	1.57%	1.50%	20.39%	98%	$324,723
0.00	$10.87	0.49%	1.57%	1.50%	(7.47)%	96%	$276,657
0.00	$11.83	0.16%	1.57%	1.50%	27.33%	110%	$313,206
0.00	$9.34	0.47%	1.60%	1.50%	17.51%	97%	$219,357
(0.08)	$7.98	1.42%	1.59%	1.50%	(34.13)%	119%	$147,691

0.00	$12.82	(0.38)%	1.63%	1.50%	23.98%	44%	$121,888
0.00	$10.34	(0.39)%	1.60%	1.50%	(9.69)%	24%	$109,727
0.00	$11.45	(0.68)%	1.60%	1.50%	25.82%	52%	$141,425
0.00	$9.10	(0.68)%	1.61%	1.50%	17.88%	46%	$119,993
(0.42)	$7.72	(0.08)%	1.61%	1.50%	(34.63)%	62%	$104,334

0.00	$15.61	(0.49)%	1.56%	1.50%	19.16%	67%	$371,334
0.00	$13.12	(0.58)%	1.56%	1.50%	(5.54)%	31%	$346,832
0.00	$13.89	(0.81)%	1.55%	1.50%	25.70%	73%	$416,863
0.00	$11.05	(0.54)%	1.57%	1.50%	21.03%	89%	$356,382
(0.66)	$9.13	(0.01)%	1.57%	1.50%	(37.36)%	123%	$304,770

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio (“WealthBuilder Conservative Allocation Portfolio”), Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio (“WealthBuilder Moderate Balanced Portfolio”), Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio (“WealthBuilder Growth Balanced Portfolio”), Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio (“WealthBuilder Growth Allocation Portfolio” ), Wells Fargo Advantage WealthBuilder Equity Portfolio (“WealthBuilder Equity Portfolio” ), and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio (“WealthBuilder Tactical Equity Portfolio) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios each seek to achieve their investment objectives by allocating their assets across asset classes of stocks, bonds and money market instruments by investing in a number of affiliated and unaffiliated funds (collectively, the “Underlying Funds”). The Underlying Funds incur separate expenses in seeking to achieve their investment objectives. The investment in affiliated funds may also include investments in one or more separate diversified portfolios (each, a “Master Portfolio”, collectively, the “Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Portfolio investing in a Master Portfolio acquires an indirect interest in those securities. Each Portfolio accounts for its investment in the Master Portfolios as partnership investments and records on a daily basis its share of the Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements and financial highlights for the Underlying Funds are presented in separate financial statements and may be obtained from Wells Fargo Investor Services or from the servicing agent of the unaffiliated funds.

As of May 31, 2013, the Portfolios own the following percentages of the Master Portfolios:

	Wells Fargo Advantage Core Bond Portfolio	Wells Fargo Advantage Emerging Growth Portfolio	Wells Fargo Advantage International Growth Portfolio	Wells Fargo Advantage Small Company Value Portfolio
WealthBuilder Conservative Allocation Portfolio	4%	1%	5%	3%
WealthBuilder Moderate Balanced Portfolio	3%	1%	13%	7%
WealthBuilder Growth Balanced Portfolio	3%	2%	20%	12%
WealthBuilder Growth Allocation Portfolio	1%	1%	10%	6%
WealthBuilder Equity Portfolio	N/A	1%	5%	3%
WealthBuilder Tactical Equity Portfolio	N/A	2%	15%	9%

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Investments in underlying open-end investment companies are valued at net asset per share as reported by the Underlying Funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading. Investments in the affiliated Master Portfolios are valued daily based on each Portfolio’s proportionate share of each Master Portfolio’s net assets, which are also valued daily.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	55

Futures contracts

Each Portfolio may be subject to interest rate risk, equity price risk and foreign currency risk in the normal course of pursuing its investment objectives. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Income dividends and capital gain distributions from Underlying Funds are recorded on the ex-dividend date. Capital gain distributions from Underlying Funds are treated as realized gains.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Each Portfolio records on a daily basis its proportionate share of each Master Portfolio’s interest and dividend income, in addition to expenses and realized and unrealized gains and losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Portfolio’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Portfolio’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Portfolios may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed (overdistributed) net investment income (loss)	Accumulated net realized gains (losses) on investments
WealthBuilder Conservative Allocation Portfolio	$(179,409)	$1,687,325	(1,507,916)
WealthBuilder Moderate Balanced Portfolio	(998,573)	1,425,983	(427,410)
WealthBuilder Growth Balanced Portfolio	(1,334,071)	1,208,211	125,860
WealthBuilder Growth Allocation Portfolio	(739,700)	388,096	351,604
WealthBuilder Equity Portfolio	(610,657)	431,431	179,226
WealthBuilder Tactical Equity Portfolio	(1,640,491)	839,522	800,969

56	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

At May 31, 2013, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration*
2018
WealthBuilder Growth Balanced Portfolio	$28,455,196
WealthBuilder Growth Allocation Portfolio	4,295,469
WealthBuilder Equity Portfolio	28,029,164
WealthBuilder Tactical Equity Portfolio	109,659,447

*	Losses incurred in taxable years beginning before December 22, 2010.

As of May 31, 2013, WealthBuilder Tactical Equity Portfolio Fund had a qualified late-year ordinary loss of $1,436,239 which will be recognized on the first day of the following fiscal year. A late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31 and (b) other ordinary income or loss for the portion of the taxable year after December 31.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
WealthBuilder Conservative Allocation Portfolio

Equity securities
Investment companies	$508,862,019	$143,116,813	$0	$651,978,832

Short-term investments
Investment companies	1,100,000	0	0	1,100,000
U.S. Treasury securities	0	7,099,894	0	7,099,894
	$509,962,019	$150,216,707	$0	$660,178,726
WealthBuilder Moderate Balanced Portfolio

Equity securities
Investment companies	$624,102,610	$158,991,825	$0	$783,094,435

Short-term investments
Investment companies	1,280,700	0	0	1,280,700
U.S. Treasury securities	0	16,199,757	0	16,199,757
	$625,383,310	$175,191,582	$0	$800,574,892

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	57

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
WealthBuilder Growth Balanced Portfolio

Equity securities
Investment companies	$600,772,076	$162,839,908	$0	$763,611,984

Short-term investments
Investment companies	2,652,130	0	0	2,652,130
U.S. Treasury securities	0	23,499,648	0	23,499,648
	$603,424,206	$186,339,556	$0	$789,763,762
WealthBuilder Growth Allocation Portfolio

Equity securities
Investment companies	$254,304,071	$59,016,324	$0	$313,320,395

Short-term investments
Investment companies	966,950	0	0	966,950
U.S. Treasury securities	0	11,299,831	0	11,299,831
	$255,271,021	$70,316,155	$0	$325,587,176
WealthBuilder Equity Portfolio

Equity securities
Investment companies	$101,598,858	$19,571,278	$0	$121,170,136

Short-term investments
Investment companies	370,398	0	0	370,398
	$101,969,256	$19,571,278	$0	$121,540,534
WealthBuilder Tactical Equity Portfolio

Equity securities
Investment companies	$299,621,588	$57,636,698	$0	$357,258,286

Short-term investments
Investment companies	2,000,000	0	0	2,000,000
U.S. Treasury securities	0	12,299,814	0	12,299,814
	$301,621,588	$69,936,512	$0	$371,558,100

As of May 31, 2013, the inputs used in valuing each Portfolio’s other financial instruments were as follows:

Futures contracts+	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
WealthBuilder Conservative Allocation Portfolio	$3,009,719	$0	$0	$3,009,719
WealthBuilder Moderate Balanced Portfolio	7,378,322	0	0	7,378,322
WealthBuilder Growth Balanced Portfolio	11,238,956	0	0	11,238,956
WealthBuilder Growth Allocation Portfolio	5,069,526	0	0	5,069,526
WealthBuilder Tactical Equity Portfolio	3,441,320	0	0	3,441,320

+	Futures contracts are presented at the unrealized gains or losses on the instruments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2013, the Portfolios did not have any transfers into/out of Level 1 or Level 2.

58	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Wells Fargo Funds Management, LLC (“Funds Management”), an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Portfolios.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee starting at 0.20% and declining to 0.15% as the average daily net assets of each Portfolio increases. For the year ended May 31, 2013, the advisory fee was equivalent to an annual rate of 0.20% of each Portfolio’s average daily net assets.

Funds Management also serves as the adviser to and is entitled to receive a fee from each affiliated Master Portfolio and affiliated Underlying Fund for those services.

Funds Management has retained the services of a subadviser to provide daily portfolio management to each Portfolio.

The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of

Funds Management, is the subadviser to each Portfolio and is paid an annual subadvisory fee of 0.15% of the average daily net assets of each Portfolio.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Portfolio an annual fee starting at 0.31% and declining to 0.29% as the average daily net assets of each Portfolio increase. For the year ended May 31, 2013, the administration fee for each Portfolio was equivalent to an annual rate of 0.31% of each Portfolio’s average daily net assets.

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios. Funds Management has committed through September 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap each Portfolio’s expenses at 1.50%.

Distribution fees

The Trust has adopted a Distribution Plan for each Portfolio pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Portfolio, at an annual rate of 0.75% of each Portfolio’s average daily net assets.

For the year ended May 31, 2013, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges:

Front-end sales charges
WealthBuilder Conservative Allocation Portfolio	$27,634
WealthBuilder Moderate Balanced Portfolio	24,889
WealthBuilder Growth Balanced Portfolio	16,472
WealthBuilder Growth Allocation Portfolio	6,687
WealthBuilder Equity Portfolio	1,639
WealthBuilder Tactical Equity Portfolio	4,850

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each Portfolio is charged a fee at an annual rate of 0.25% of its average daily net assets.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	59

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended May 31, 2013 were as follows:

	Purchases at cost*	Sales proceeds*
WealthBuilder Conservative Allocation Portfolio	$865,461,140	$900,215,279
WealthBuilder Moderate Balanced Portfolio	871,693,360	853,223,780
WealthBuilder Growth Balanced Portfolio	828,679,007	820,061,712
WealthBuilder Growth Allocation Portfolio	283,845,297	275,949,031
WealthBuilder Equity Portfolio	50,186,967	52,108,997
WealthBuilder Tactical Equity Portfolio	223,041,953	243,863,371

*	The Portfolios seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying such Portfolio’s ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio’s purchases and sales. Purchases and sales of the affiliated and unaffiliated Underlying Funds in which the Portfolios invest are actual aggregate purchases and sales of those funds.

6. INVESTMENTS IN AFFILIATES

A summary of each Portfolio’s transactions in shares of affiliated Underlying Funds (excluding short-term investments and the affiliated Master Portfolios) during the year ended May 31, 2013 were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
WealthBuilder Conservative Allocation Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund	153,813	13,638	30,624	136,827	$3,012,926	$22,830	$0
Wells Fargo Advantage Endeavor Select Fund	798,016	75,893	581,786	292,123	3,686,587	0	0
Wells Fargo Advantage Government Securities Fund	11,004,448	1,524,468	1,264,673	11,264,243	123,794,036	1,457,189	2,972,880
Wells Fargo Advantage Large Cap Growth Fund	0	286,287	189,153	97,134	3,695,959	28,653	0
Wells Fargo Advantage Short Duration Government Bond Fund	18,153,755	1,831,077	1,788,484	18,196,348	186,148,640	4,486,224	0
Wells Fargo Advantage Small Cap Value Fund	202,358	38,433	65,672	175,119	6,190,466	75,682	237,679
Wells Fargo Advantage Strategic Large Cap Growth Fund	255,200	7,480	262,680	0	0	16,380	0
					$326,528,614	$6,086,958	$3,210,559
WealthBuilder Moderate Balanced Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund	328,569	29,212	32,349	325,432	$7,166,004	$48,613	$0
Wells Fargo Advantage Endeavor Select Fund	1,704,402	103,630	1,097,568	710,464	8,966,060	0	0
Wells Fargo Advantage Government Securities Fund	8,760,362	2,752,930	1,409,931	10,103,361	111,035,939	1,195,299	2,368,374
Wells Fargo Advantage Large Cap Growth Fund	0	589,933	353,945	235,988	8,979,352	60,731	0
Wells Fargo Advantage Short Duration Government Bond Fund	12,856,095	3,397,109	1,718,644	14,534,560	148,688,550	3,269,024	0
Wells Fargo Advantage Small Cap Value Fund	430,383	58,810	64,359	424,834	15,017,879	159,053	496,122
Wells Fargo Advantage Strategic Large Cap Growth Fund	546,175	11,245	557,420	0	0	34,814	0
					$299,853,784	$4,767,534	$2,864,496

60	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
WealthBuilder Growth Balanced Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund	518,379	80,644	77,507	521,516	$11,483,783	$73,934	$0
Wells Fargo Advantage Endeavor Select Fund	2,692,532	93,764	1,680,385	1,105,911	13,956,597	0	0
Wells Fargo Advantage Government Securities Fund	7,078,891	4,436,814	2,902,143	8,613,562	94,663,050	975,465	1,906,915
Wells Fargo Advantage Large Cap Growth Fund	0	910,451	542,539	367,912	13,999,045	92,244	0
Wells Fargo Advantage Small Cap Value Fund	672,291	96,144	101,742	666,693	23,567,592	241,668	753,815
Wells Fargo Advantage Strategic Large Cap Growth Fund	861,206	3,592	864,798	0	0	54,291	0
					$157,670,067	$1,437,602	$2,660,730
WealthBuilder Growth Allocation Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund	253,570	54,363	41,766	266,167	$5,860,997	$36,381	$0
Wells Fargo Advantage Endeavor Select Fund	1,316,587	83,248	839,571	560,264	7,070,535	0	0
Wells Fargo Advantage Government Securities Fund	1,531,634	1,293,966	919,115	1,906,485	20,952,271	212,302	414,080
Wells Fargo Advantage Large Cap Growth Fund	0	451,633	265,774	185,859	7,071,928	45,329	0
Wells Fargo Advantage Small Cap Value Fund	326,886	71,363	58,744	339,505	12,001,509	119,410	372,021
Wells Fargo Advantage Strategic Large Cap Growth Fund	422,994	1,128	424,122	0	0	26,557	0
					$52,957,240	$439,979	$786,101
WealthBuilder Equity Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund	136,165	15,189	17,300	134,054	$2,951,863	$19,209	$0
Wells Fargo Advantage Endeavor Select Fund	526,399	7,299	54,619	479,079	6,045,983	0	0
Wells Fargo Advantage Large Cap Growth Fund	0	169,747	10,379	159,368	6,063,971	17,139	0
Wells Fargo Advantage Small Cap Value Fund	183,559	16,470	27,254	172,775	6,107,592	63,070	196,726
Wells Fargo Advantage Strategic Large Cap Growth Fund	167,651	322	167,973	0	0	10,484	0
					$21,169,409	$109,902	$196,726

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	61

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Dividends from affiliated Underlying Funds	Capital gain distributions from affiliated Underlying Funds
WealthBuilder Tactical Equity Portfolio
Wells Fargo Advantage Emerging Markets Equity Fund	412,099	93,932	105,590	400,441	$8,817,703	$57,416	$0
Wells Fargo Advantage Endeavor Select Fund	2,170,521	114,982	1,438,819	846,684	10,685,157	0	0
Wells Fargo Advantage Large Cap Growth Fund	0	731,357	450,267	281,090	10,695,474	71,814	0
Wells Fargo Advantage Small Cap Value Fund	541,954	112,346	144,096	510,204	18,035,702	189,387	591,037
Wells Fargo Advantage Strategic Large Cap Growth Fund	692,895	2,767	695,662	0	0	43,251	0
					$48,234,036	$361,868	$591,037

7. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2013, the Portfolios entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At May 31, 2013, the Portfolios had long and short futures contracts outstanding as follows:

	Expiration date	Contracts	Type	Contract value at May 31, 2013	Unrealized gains (losses)
WealthBuilder Conservative Allocation Portfolio	6-20-2013	103 Long	S&P 500 Index	$41,946,750	$2,191,350
	6-21-2013	228 Short	MSCI EAFE Index	19,256,880	(383,430)
	6-21-2013	77 Short	MSCI Emerging Markets Index	3,807,265	121,809
	6-21-2013	198 Long	Russell 2000 Index	19,465,380	1,026,032
	9-19-2013	15 Long	10-Year U.S. Treasury Notes	1,938,281	(2,975)
	9-19-2013	234 Short	U.S. Treasury Bonds	32,767,313	56,933
WealthBuilder Moderate Balanced Portfolio	6-20-2013	250 Long	S&P 500 Index	101,812,500	5,324,429
	6-21-2013	478 Long	Russell 2000 Index	46,992,180	2,476,986
	6-21-2013	189 Short	MSCI Emerging Markets Index	9,345,105	296,050
	6-21-2013	555 Short	MSCI EAFE Index	46,875,300	(855,787)
	9-19-2013	25 Long	10-Year U.S. Treasury Notes	3,230,469	(4,959)
	9-19-2013	570 Short	U.S. Treasury Bonds	79,817,813	141,603
WealthBuilder Growth Balanced Portfolio	6-20-2013	376 Long	S&P 500 Index	153,126,000	7,971,994
	6-21-2013	872 Short	MSCI EAFE Index	73,649,120	(1,258,637)
	6-21-2013	746 Long	Russell 2000 Index	73,339,260	3,849,467
	6-21-2013	297 Short	MSCI Emerging Markets Index	14,685,165	468,143
	9-19-2013	843 Short	U.S. Treasury Bonds	118,046,344	212,154
	9-19-2013	21 Long	10-Year U.S. Treasury Notes	2,713,594	(4,165)

62	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements

	Expiration date	Contracts	Type	Contract value at May 31, 2013	Unrealized gains (losses)
WealthBuilder Growth Allocation Portfolio	6-20-2013	163 Long	S&P 500 Index	$66,381,750	$3,409,302
	6-21-2013	149 Short	MSCI Emerging Markets Index	7,367,305	235,620
	6-21-2013	378 Long	Russell 2000 Index	37,161,180	1,945,213
	6-21-2013	440 Short	MSCI EAFE Index	37,162,400	(607,635)
	9-19-2013	348 Short	U.S. Treasury Bonds	48,730,875	88,017
	9-19-2013	5 Long	10-Year U.S. Treasury Notes	646,094	(991)
WealthBuilder Tactical Equity Portfolio	6-20-2013	63 Long	S&P 500 Index	25,656,750	1,007,210
	6-21-2013	594 Long	Russell 2000 Index	58,396,140	3,078,096
	6-21-2013	682 Short	MSCI EAFE Index	57,601,720	(1,007,384)
	6-21-2013	232 Short	MSCI Emerging Markets Index	11,471,240	363,398

The Portfolios had average notional amounts in futures contracts outstanding during the year ended May 31, 2013 as follows:

	Long contracts	Short contracts
WealthBuilder Conservative Allocation Portfolio	$79,393,555	$70,422,412
WealthBuilder Moderate Balanced Portfolio	172,424,314	154,535,096
WealthBuilder Growth Balanced Portfolio	258,523,982	229,342,007
WealthBuilder Growth Allocation Portfolio	117,418,167	103,635,629
WealthBuilder Tactical Equity Portfolio	121,982,664	101,063,087

The fair value of derivative instruments as of May 31, 2013 was as follows for WealthBuilder Conservative Allocation Portfolio:

	Asset derivatives			Liability derivatives
	Balance sheet location	Fair value		Balance sheet location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$56,933	*	Net assets – Net unrealized gains on investments	$2,975	*
Equity contracts	Net assets – Net unrealized gains on investments	3,339,191	*	Net assets – Net unrealized gains on investments	383,430	*
		$3,396,124			$386,405

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of May 31, 2013 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2013 was as follows for WealthBuilder Conservative Allocation Portfolio:

	Amount of realized gains on derivatives	Change in unrealized gains on derivatives
Interest rate contracts	$743,533	$660,983
Equity contracts	3,729,089	1,651,858
	$4,472,622	$2,312,841

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	63

The fair value of derivative instruments as of May 31, 2013 was as follows for WealthBuilder Moderate Balanced Portfolio:

	Asset derivatives			Liability derivatives
	Balance sheet location	Fair value		Balance sheet location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$141,603	*	Net assets – Net unrealized gains on investments	$4,959	*
Equity contracts	Net assets – Net unrealized gains on investments	8,097,465	*	Net assets – Net unrealized gains on investments	855,787	*
		$8,239,068			$860,746

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of May 31, 2013 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2013 was as follows for WealthBuilder Moderate Balanced Portfolio:

	Amount of realized gains on derivatives	Change in unrealized gains on derivatives
Interest rate contracts	$1,814,233	$1,446,244
Equity contracts	7,642,870	4,496,711
	$9,457,103	$5,942,955

The fair value of derivative instruments as of May 31, 2013 was as follows for WealthBuilder Growth Balanced Portfolio:

	Asset derivatives			Liability derivatives
	Balance sheet location	Fair value		Balance sheet location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$212,154	*	Net assets – Net unrealized gains on investments	$4,165	*
Equity contracts	Net assets – Net unrealized gains on investments	12,289,604	*	Net assets – Net unrealized gains on investments	1,258,637	*
		$12,501,758			$1,262,802

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of May 31, 2013 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2013 was as follows for WealthBuilder Growth Balanced Portfolio:

	Amount of realized gains on derivatives	Change in unrealized gains on derivatives
Interest rate contracts	$2,616,880	$2,129,856
Equity contracts	11,684,535	6,455,020
	$14,301,415	$8,584,876

The fair value of derivative instruments as of May 31, 2013 was as follows for WealthBuilder Growth Allocation Portfolio:

	Asset derivatives			Liability derivatives
	Balance sheet location	Fair value		Balance sheet location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$88,017	*	Net assets – Net unrealized gains on investments	$991
Equity contracts	Net assets – Net unrealized gains on investments	5,590,135	*	Net assets – Net unrealized gains on investments	607,635
		$5,678,152			$608,626

*	Amount represents cumulative unrealized gains/losses on futures contracts. Only the variation margin as of May 31, 2013 is reported separately on the Statement of Assets and Liabilities.

64	Wells Fargo Advantage WealthBuilder Portfolios	Notes to financial statements
The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2013 was as follows for WealthBuilder Growth Allocation Portfolio:

	Amount of realized gains on derivatives	Change in unrealized gains on derivatives
Interest rate contracts	$1,070,177	$865,554
Equity contracts	4,361,438	2,373,244
	$5,431,615	$3,238,798

On May 31, 2013, the cumulative unrealized gains on futures contracts with equity risk in the amount of $3,441,320 is reflected in net unrealized gains on investments on the Statements of Assets and Liabilities for WealthBuilder Tactical Equity Portfolio. The receivable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin. The realized gains (losses) and change in unrealized gains (losses) on futures contracts are reflected in the Statements of Operations.

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds in the Trust) and Wells Fargo Variable Trust are parties to a $150,000,000 revolving credit agreement with State Street Bank and Trust Company, whereby the Portfolios are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Portfolio based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.10% of the unused balance is allocated to each participating fund. For the year ended May 31, 2013, the Portfolios paid the following amounts in commitment fees:

Commitment fee
WealthBuilder Conservative Allocation Portfolio	$890
WealthBuilder Moderate Balanced Portfolio	967
WealthBuilder Growth Balanced Portfolio	1,250
WealthBuilder Growth Allocation Portfolio	506
WealthBuilder Equity Portfolio	196
WealthBuilder Tactical Equity Portfolio	620

For the year ended May 31, 2013, there were no borrowings by the Portfolios under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2013, and May 31, 2012, were as follows:

	Ordinary income		Long-term capital gain
	2013	2012	2013	2012
WealthBuilder Conservative Allocation Portfolio	$11,783,215	$16,002,181	$5,250,507	$9,466,346
WealthBuilder Moderate Balanced Portfolio	6,559,978	10,823,056	4,784,250	1,275,497
WealthBuilder Growth Balanced Portfolio	1,540,541	7,382,373	0	0
WealthBuilder Growth Allocation Portfolio	140,024	1,913,751	0	0
WealthBuilder Tactical Equity Portfolio	526,732	0	0	0

Notes to financial statements	Wells Fargo Advantage WealthBuilder Portfolios	65

As of May 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Undistributed capital gains	Unrealized gains (losses)	Late-year ordinary losses deferred *	Capital loss carryforward
WealthBuilder Conservative Allocation Portfolio	$3,822,486	$13,667,854	$25,614,814	$0	$0
WealthBuilder Moderate Balanced Portfolio	9,228,361	24,275,586	48,843,501	0	0
WealthBuilder Growth Balanced Portfolio	349,359	0	71,775,794	0	(28,455,196)
WealthBuilder Growth Allocation Portfolio	0	0	34,385,620	0	(4,295,469)
WealthBuilder Equity Portfolio	0	0	26,214,291	0	(28,029,164)
WealthBuilder Tactical Equity Portfolio	0	0	57,253,185	(1,436,239)	(109,659,447)

*	This amount will be recognized on the first day of the following fiscal year.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

12. SUBSEQUENT DISTRIBUTIONS

On June 24, 2013, the Portfolios declared distributions from net investment income to shareholders of record on June 21, 2013. The per share amounts payable on June 25, 2013 were as follows:

Net investment income
WealthBuilder Conservative Allocation Portfolio	$0.00299
WealthBuilder Moderate Balanced Portfolio	$0.00594

On July 25, 2013, the Portfolios declared distributions from net investment income to shareholders of record on July 24, 2013. The per share amounts payable on July 26, 2013 were as follows:

Net investment income
WealthBuilder Conservative Allocation Portfolio	$0.00846

These distributions are not reflected in the accompanying financial statements.

66	Wells Fargo Advantage WealthBuilder Portfolios	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage WealthBuilder Conservative Allocation Portfolio, Wells Fargo Advantage WealthBuilder Moderate Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Balanced Portfolio, Wells Fargo Advantage WealthBuilder Growth Allocation Portfolio, Wells Fargo Advantage WealthBuilder Equity Portfolio, and Wells Fargo Advantage WealthBuilder Tactical Equity Portfolio, six of the funds constituting the Wells Fargo Funds Trust (the “Funds”), as of May 31, 2013, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the transfer agents and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds of the Wells Fargo Funds Trust as of May 31, 2013, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 29, 2013

Other information (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	67

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2013:

Dividends-received deduction
WealthBuilder Conservative Allocation Portfolio	1.55%
WealthBuilder Moderate Balanced Portfolio	2.67%
WealthBuilder Growth Balanced Portfolio	34.69%
WealthBuilder Growth Allocation Portfolio	19.98%

Pursuant to Section 852 of the Internal Revenue Code, the following amounts were designated as long-term capital gain distributions for the fiscal year ended May 31, 2013:

Long-term capital gain distributions
WealthBuilder Conservative Allocation Portfolio	$5,250,507
WealthBuilder Moderate Balanced Portfolio	4,784,250

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2013 have been designated as qualified dividend income (QDI):

QDI
WealthBuilder Conservative Allocation Portfolio	$281,993
WealthBuilder Moderate Balanced Portfolio	276,439
WealthBuilder Growth Balanced Portfolio	843,399
WealthBuilder Growth Allocation Portfolio	42,772

For the fiscal year ended May 31, 2013, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
WealthBuilder Conservative Allocation Portfolio	$1,247,159
WealthBuilder Moderate Balanced Portfolio	1,029,573
WealthBuilder Growth Balanced Portfolio	162,644
WealthBuilder Growth Allocation Portfolio	9,301

For the fiscal year ended May 31, 2013, the following amounts have been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Short-term capital gain dividends
WealthBuilder Conservative Allocation Portfolio	$6,509,816
WealthBuilder Moderate Balanced Portfolio	2,706,785

68	Wells Fargo Advantage WealthBuilder Portfolios	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available without charge on the website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information is publicly available on the website on a monthly, seven-day or more delayed basis. Each Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	69

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and

Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525

Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996

President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.

Asset Allocation Trust

70	Wells Fargo Advantage WealthBuilder Portfolios	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of 58 funds and Assistant Treasurer of 73 funds in the Fund Complex.
2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	71

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Board reviewed: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio and WealthBuilder Tactical Equity Portfolio (collectively, the “Funds”) and (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management, for the Funds. The investment advisory agreements with Funds Management and the investment sub-advisory agreements with the Sub-Adviser are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Funds and their shareholders, and that the compensation payable to Funds Management and the Sub-Adviser is reasonable. The Board considered the continuation of the Advisory Agreements for the Funds as part of its consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in reaching its determination.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Board evaluated the ability of Funds Management and the Sub-Adviser, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the administrative and other services provided to the Funds by Funds Management and its affiliates and Funds Management’s oversight of the Funds’ various service providers.

72	Wells Fargo Advantage WealthBuilder Portfolios	Other information (unaudited)

Fund performance and expenses

The Board considered the performance results for each of the Funds over various time periods ended December 31, 2012. The Board also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Funds (the “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the mutual funds in the performance Universe.

The Board noted that the performance of each Fund relative to its respective Universe was as follows: (i) the performance of the WealthBuilder Conservative Allocation Portfolio was lower than the median performance of its Universe for all periods under review; (ii) the performance of the WealthBuilder Equity Portfolio was higher than the median performance of its Universe for the one- and three- year periods under review, and lower than its Universe for the five- and ten-year periods under review; (iii) the performance of the WealthBuilder Growth Allocation Portfolio was higher than, in range of or equal to the median performance of its Universe for all periods under review; (iv) the performance of the WealthBuilder Growth Balanced Portfolio was in range of the median performance of its Universe for the one-year period under review, and lower than its Universe for the three-, five- and ten-year periods under review; (v) the performance of the WealthBuilder Moderate Balanced Portfolio was lower than the median performance of its Universe for all periods under review; (vi) the performance of the WealthBuilder Tactical Equity Portfolio was higher than or in range of the median performance of its Universe for the three- and five-year periods under review, and lower than its Universe for the one- and ten-year periods under review.

The Board also noted that the performance of each Fund relative to its respective benchmark was as follows: (i) the performance of the WealthBuilder Conservative Allocation Portfolio was in range of its benchmark, the WealthBuilder Conservative Allocation Composite Index, which is a proprietary index used by the Board to help it assess the WealthBuilder Conservative Allocation Portfolio’s relative performance, for the one-year period under review, and lower than its benchmark for the three- and five-year periods under review; (ii) the performance of the WealthBuilder Equity Portfolio was in range of its benchmark, the S&P 500 Index, for the one-year period under review, and lower than its benchmark for the three-, five- and ten-year periods under review; (iii) the performance of the WealthBuilder Growth Allocation Portfolio was higher than its benchmark, the WealthBuilder Growth Allocation Composite Index, which is a proprietary index used by the Board to help it assess the WealthBuilder Growth Allocation Portfolio’s relative performance, for the one-year period under review, and lower than its benchmark for the three- and five-year periods under review; (iv) the performance of the WealthBuilder Growth Balanced Portfolio was higher than its benchmark, the WealthBuilder Growth Balanced Composite Index, which is a proprietary index used by the Board to help it assess the WealthBuilder Growth Balanced Portfolio’s relative performance, for the one-year period under review, and lower than its benchmark for the three-, five- and ten-year periods under review; (v) the performance of the WealthBuilder Moderate Balanced Portfolio was higher than its benchmark, the WealthBuilder Moderate Balanced Composite Index, which is a proprietary index used by the Board to help it assess the WealthBuilder Moderate Balanced Portfolio’s relative performance, for the one-year period under review, and lower than its benchmark for the three- and five-year periods under review; (vi) the performance of the WealthBuilder Tactical Equity Portfolio was lower than its benchmark, the S&P 500 Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Funds relative to their respective Universes and benchmarks for the time periods noted above. Funds Management advised the Board about certain market conditions and investment decisions that it believed contributed to the underperformance of the Funds and the Board was satisfied with the explanations it received.

The Board received and considered information regarding each Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Board also considered these ratios in comparison to the median ratios of funds in expense groups that were determined by Lipper to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups.

Based on the Lipper reports, the Board noted that: (i) the net operating expense ratio of the WealthBuilder Tactical Equity Portfolio, including the underlying mutual fund expenses, was lower than the median net operating expense ratio of its expense Group, (ii) the net operating expense ratios of the WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio and WealthBuilder Growth Allocation Portfolio, including the underlying mutual fund expenses, were in range of the median net operating expense ratios of their respective expense Groups; and (iii) the net operating expense ratios of the WealthBuilder Growth Balanced Portfolio and WealthBuilder Moderate Balanced Portfolio, including the underlying mutual fund expenses, were higher than the median net operating expense ratios of their respective expense Groups.

Other information (unaudited)	Wells Fargo Advantage WealthBuilder Portfolios	73

The Board noted that the Funds, including the WealthBuilder Growth Balanced Portfolio and WealthBuilder Moderate Balanced Portfolio, invest in both proprietary and non-proprietary underlying mutual funds, while many of the funds included in each expense Group invested only in proprietary funds. The Board and Funds Management also agreed to maintain the current contractual net expense ratio cap for the Funds, including for the WealthBuilder Growth Balanced Portfolio and WealthBuilder Moderate Balanced Portfolio.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board concluded that the overall performance and expense structures of the Funds supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and on a combined basis with the Funds’ administration fee rates (the “Management Rates”). The Board noted that the administration fees include transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Board was a comparison of the Management Rates of the Funds with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Funds were higher than the median rate for each Fund’s expense Group. The Board also noted that the Funds are among the few fund-of-funds utilizing non-proprietary funds.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information concerning the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. In recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to the Funds through affiliated entities, the Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and the Sub-Adviser.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the Advisory Agreement Rates and the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Funds. The Board did not receive or consider to be necessary separate profitability information with respect to the Sub-Adviser, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Funds and the fund family as a whole. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board reviewed the breakpoints in the Funds’ advisory fee and administration fee structures, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Funds. The Board acknowledged the inherent limitations of any analysis of potential economies of scale

74	Wells Fargo Advantage WealthBuilder Portfolios	Other information (unaudited)

and of any attempt to correlate breakpoints with such economies. Nonetheless, the Board concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Funds.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including the Sub-Adviser, or to operate other products and services that follow investment strategies similar to those of the Funds).

The Board considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Board noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Funds.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage WealthBuilder Portfolios	75

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217317 07-13 AWBP/AR102 5-13

Wells Fargo Advantage Allocation Funds

Annual Report

May 31, 2013

■	Wells Fargo Advantage Growth Balanced Fund

■	Wells Fargo Advantage Moderate Balanced Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of May 31, 2013, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

Wells Fargo investment history

1932	Keystone creates one of the first mutual fund families.
1971	Wells Fargo & Company introduces one of the first institutional index funds.
1978	Wells Fargo applies Markowitz and Sharpe’s research on Modern Portfolio Theory to introduce one of the industry’s first tactical asset allocation models in institutional separately managed accounts.
1984	Wells Fargo Stagecoach Funds launches its first asset allocation fund.
1989	The Tactical Asset Allocation (TAA) Model is first applied to Wells Fargo’s asset allocation mutual funds.
1994	Wells Fargo introduces the LifePath Funds, one of the first suites of target date funds (now the Wells Fargo Advantage Dow Jones Target Date FundsSM).
1996	Evergreen Investments and Keystone Funds merge.
1997	Wells Fargo launches the Wells Fargo Advantage WealthBuilder PortfoliosSM, a fund-of-funds suite of products that includes the use of quantitative models to shift assets among investment styles.
1999	Norwest Advantage Funds and Stagecoach Funds are reorganized into Wells Fargo Funds after the merger of Norwest and Wells Fargo.
2002	Evergreen Retail and Evergreen Institutional companies form the umbrella asset management company, Evergreen Investments.
2005	The integration of Strong Funds with Wells Fargo Funds creates Wells Fargo Advantage Funds, resulting in one of the top 20 mutual fund companies in the United States.
2006	Wells Fargo Advantage Funds relaunches the target date product line as Wells Fargo Advantage Dow Jones Target Date Funds.
2010	The mergers and reorganizations of Evergreen and Wells Fargo Advantage mutual funds are completed, unifying the families under the brand of Wells Fargo Advantage Funds.

Wells Fargo Advantage Funds®

Wells Fargo Advantage Funds skillfully guides institutions, financial advisors, and individuals through the investment terrain to help them reach their financial objectives. Everything we do on behalf of investors is backed by our unique combination of qualifications.

Strength

Our organization is built on the standards of integrity and service established by our parent company—Wells Fargo & Company—more than 150 years ago. And, because we’re part of a highly diversified financial enterprise, we offer the depth of resources to help investors succeed.

Expertise

Our multi-boutique model offers investors access to the independent thinking of premier investment managers that have been chosen for their time-tested strategies. While each team specializes in a specific investment strategy, collectively they provide investors a wide choice of distinct investment styles. Our dedication to investment excellence doesn’t end with our expertise in manager selection—risk management, analysis, and rigorous ongoing review seek to ensure each manager’s investment process remains consistent.

Partnership

Our collaborative approach is built around understanding the needs and goals of our clients. By adhering to core principles of sound judgment and steady guidance, we support you through every stage of the investment decision process.

Carefully consider the investment objectives, risks, charges, and expenses before investing. For a current prospectus and, if available, a summary prospectus, for Wells Fargo Advantage Funds, containing this and other information, visit wellsfargoadvantagefunds.com. Read it carefully before investing.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

“Dow Jones®” and “Dow Jones Target Date IndexesSM” are service marks of Dow Jones Trademark Holdings LLC (“Dow Jones”); have been licensed to CME Group Index Services LLC (“CME Indexes”); and have been sublicensed for use for certain purposes by Global Index Advisors, Inc., and Wells Fargo Funds Management, LLC. The Wells Fargo Advantage Dow Jones Target Date FundsSM, based on the Dow Jones Target Date Indexes, are not sponsored, endorsed, sold, or promoted by Dow Jones, CME Indexes, or their respective affiliates, and none of them makes any representation regarding the advisability of investing in such product(s).

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡  MAY LOSE VALUE

Not part of the annual report.

Wells Fargo Advantage Funds offers more than 100 mutual funds across a wide range of asset classes, representing over $233 billion in assets under management, as of May 31, 2013.

Equity funds
Asia Pacific Fund	Enterprise Fund†	Opportunity Fund†
C&B Large Cap Value Fund	Global Opportunities Fund	Precious Metals Fund
C&B Mid Cap Value Fund	Growth Fund	Premier Large Company Growth Fund
Capital Growth Fund	Index Fund	Small Cap Opportunities Fund
Common Stock Fund	International Equity Fund	Small Cap Value Fund
Disciplined U.S. Core Fund	International Value Fund	Small Company Growth Fund
Discovery Fund†	Intrinsic Small Cap Value Fund	Small Company Value Fund
Diversified Equity Fund	Intrinsic Value Fund	Small/Mid Cap Value Fund
Diversified International Fund	Intrinsic World Equity Fund	Special Mid Cap Value Fund
Emerging Growth Fund	Large Cap Core Fund	Special Small Cap Value Fund
Emerging Markets Equity Fund	Large Cap Growth Fund	Specialized Technology Fund
Emerging Markets Equity Income Fund	Large Company Value Fund	Traditional Small Cap Growth Fund
Endeavor Select Fund†	Omega Growth Fund	Utility and Telecommunications Fund
Bond funds
Adjustable Rate Government Fund	High Yield Municipal Bond Fund	Short-Term Bond Fund
California Limited-Term Tax-Free Fund	Income Plus Fund	Short-Term High Yield Bond Fund
California Tax-Free Fund	Inflation-Protected Bond Fund	Short-Term Municipal Bond Fund
Colorado Tax-Free Fund	Intermediate Tax/AMT-Free Fund	Strategic Income Fund
Conservative Income Fund	International Bond Fund	Strategic Municipal Bond Fund
Core Bond Fund	Minnesota Tax-Free Fund	Ultra Short-Term Income Fund
Emerging Markets Local Bond Fund	Municipal Bond Fund	Ultra Short-Term Municipal Income Fund
Government Securities Fund	North Carolina Tax-Free Fund	Wisconsin Tax-Free Fund
High Income Fund	Pennsylvania Tax-Free Fund
High Yield Bond Fund	Short Duration Government Bond Fund
Asset allocation funds
Absolute Return Fund	WealthBuilder Equity Portfolio†	Target 2020 Fund†
Asset Allocation Fund	WealthBuilder Growth Allocation Portfolio†	Target 2025 Fund†
Diversified Capital Builder Fund	WealthBuilder Growth Balanced Portfolio†	Target 2030 Fund†
Diversified Income Builder Fund	WealthBuilder Moderate Balanced Portfolio†	Target 2035 Fund†
Growth Balanced Fund	WealthBuilder Tactical Equity Portfolio†	Target 2040 Fund†
Index Asset Allocation Fund	Target Today Fund†	Target 2045 Fund†
Moderate Balanced Fund	Target 2010 Fund†	Target 2050 Fund†
WealthBuilder Conservative Allocation Portfolio†	Target 2015 Fund†	Target 2055 Fund†
Money market funds
100% Treasury Money Market Fund	Heritage Money Market Fund†	National Tax-Free Money Market Fund
California Municipal Money Market Fund	Money Market Fund	Treasury Plus Money Market Fund
Cash Investment Money Market Fund	Municipal Cash Management Money Market Fund
Government Money Market Fund	Municipal Money Market Fund
Variable trust funds[1]
VT Discovery Fund†	VT Intrinsic Value Fund	VT Small Cap Growth Fund
VT Index Asset Allocation Fund	VT Omega Growth Fund	VT Small Cap Value Fund
VT International Equity Fund	VT Opportunity Fund†	VT Total Return Bond Fund

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Wells Fargo Advantage Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

1.	The variable trust funds are generally available only through insurance company variable contracts.

†	In this report, the Wells Fargo Advantage Discovery FundSM, Wells Fargo Advantage Endeavor Select FundSM, Wells Fargo Advantage Enterprise FundSM, Wells Fargo Advantage Opportunity FundSM, Wells Fargo Advantage WealthBuilder Conservative Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Equity PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Allocation PortfolioSM, Wells Fargo Advantage WealthBuilder Growth Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Moderate Balanced PortfolioSM, Wells Fargo Advantage WealthBuilder Tactical Equity PortfolioSM, Wells Fargo Advantage Dow Jones Target Today FundSM, Wells Fargo Advantage Dow Jones Target 2010 FundSM, Wells Fargo Advantage Dow Jones Target 2015 FundSM, Wells Fargo Advantage Dow Jones Target 2020 FundSM, Wells Fargo Advantage Dow Jones Target 2025 FundSM, Wells Fargo Advantage Dow Jones Target 2030 FundSM, Wells Fargo Advantage Dow Jones Target 2035 FundSM, Wells Fargo Advantage Dow Jones Target 2040 FundSM, Wells Fargo Advantage Dow Jones Target 2045 FundSM, Wells Fargo Advantage Dow Jones Target 2050 FundSM, Wells Fargo Advantage Dow Jones Target 2055 FundSM, Wells Fargo Advantage Heritage Money Market FundSM, Wells Fargo Advantage VT Discovery FundSM, and Wells Fargo Advantage VT Opportunity FundSM are referred to as the Discovery Fund, Endeavor Select Fund, Enterprise Fund, Opportunity Fund, WealthBuilder Conservative Allocation Portfolio, WealthBuilder Equity Portfolio, WealthBuilder Growth Allocation Portfolio, WealthBuilder Growth Balanced Portfolio, WealthBuilder Moderate Balanced Portfolio, WealthBuilder Tactical Equity Portfolio, Target Today Fund, Target 2010 Fund, Target 2015 Fund, Target 2020 Fund, Target 2025 Fund, Target 2030 Fund, Target 2035 Fund, Target 2040 Fund, Target 2045 Fund, Target 2050 Fund, Target 2055 Fund, Heritage Money Market Fund, VT Discovery Fund, and VT Opportunity Fund, respectively.

Not part of the annual report.

2	Wells Fargo Advantage Allocation Funds	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Advantage Funds

The U.S. economy grew modestly over the past year, but the recovery remained weak compared with previous business cycles.

Dear Valued Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Advantage Allocation Funds for the 12-month period that ended May 31, 2013.

Much of the period was marked by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. However, relatively solid economic data in the U.S., efforts by European authorities to address the sovereign debt issue and improving U.S. corporate fundamentals helped alleviate investor fears and supported global financial markets during much of the reporting period.

Global accommodative monetary policy provided economic support, but political uncertainties were present.

The U.S. economy grew modestly over the past year, but the recovery remained weak compared with previous business cycles. Three forces—discretionary fiscal policy, housing market activity, and household income expectations—have not been firing on all cylinders; therefore, the recovery has been modest. However, the unemployment rate continued to decline, reaching 7.6% in May 2013, and the housing market advanced from its recessionary levels.

Global economic growth varied across countries. Eurozone economies remained in recession. However, the European Central Bank and several key members of the eurozone, including France and Germany, announced their commitment to maintaining the integrity of the single currency. Subsequently, investor fears about a sovereign debt crisis in Europe abated. In China, economic growth decelerated from double-digit advances but remained at a stable, positive pace.

Citing its dual mandate of fostering maximum employment and price stability, the U.S. Federal Reserve (Fed) reaffirmed its commitment to highly accommodative monetary policy. In addition, the Fed formally announced that exceptionally low interest rates would be appropriate at least as long as the unemployment rate remains above 6.5% and inflation remains no more than half a percentage point above its 2.0% inflation target. It also continued its quantitative easing program. However, after the reporting period ended, the Fed indicated that it may begin to reverse some of its quantitative easing activities by the end of 2013, increasing investor concerns over the potential of higher interest rates. As a result, U.S. bond yields rose and U.S. equity prices stumbled.

For most of the year, uncertainty about political outcomes was a constant. U.S. presidential elections in November 2012, the debate over the fiscal cliff and tax rates at year-end, and speculation about the effects of sequestration at the end of February 2013 weighed on business leaders and investors. Elections in eurozone countries such as Greece, France, and Italy sparked speculation about the future of the eurozone. New leadership in China also figured into the political landscape. In the end, investors managed around these concerns and capital markets generally advanced during this time period.

Ongoing debt problems in the eurozone were persistent.

Early in the period, concerns about the eurozone sovereign debt situation held center stage as investors again focused on economic weakness in southern European economies. Because many eurozone banks owned southern European debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of a possible southern European debt default on the global financial system and economy. Ongoing weakness in the Greek economy made it difficult for the country to meet previously agreed-upon austerity targets.

Letter to shareholders (unaudited)	Wells Fargo Advantage Allocation Funds	3

Eurozone uneasiness returned to the markets during the final few months of the reporting period due to a bank debt crisis in Cyprus. Although the island represented less than 0.5% of European Union gross domestic product, the European troika decided to break precedent and impose losses not only on debt and equity holders but also on uninsured depositors in the country’s two failing banks. As a result, volatility sharply increased in several financial markets as investors grew concerned about the long-term impact of the Cyprus deal.

Financial markets advanced.

Despite ongoing uncertainties, investor confidence grew during the period as political and economic concerns lessened. As a result, equity markets and high-yield bond markets sharply advanced. The Russell 3000® Index1, among the broadest measures of the U.S. equity market, rose 27.88% for the 12-month period. Despite renewed concerns in Europe, international equity markets, as measured by the MSCI World Index (Net)2, posted a positive return of 27.77% in U.S. dollar terms for the 12-month period.

Across the world’s fixed-income markets, the BofA Merrill Lynch Global Broad Market Index3 fell by 0.61%, as non-U.S. bonds continued to struggle in U.S. dollar terms. By comparison, the Barclays U.S. Aggregate Bond Index4, which measures investment-grade U.S. bonds, rose 0.91% over the 12-month period that ended May 31, 2013. The U.S. high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Master II Index5, posted a 14.82% return for the 12-month period, reflecting investors’ willingness to assume more credit risk in a search for higher income in a low-yield environment. Conversely, highly rated U.S. Treasury bonds, as measured by the Barclays U.S. Treasury Index6, had modest negative results (0.89)% as investors moved from safe-haven U.S. Treasury securities into asset classes with higher return potential.

Despite ongoing uncertainties, investor confidence grew during the period as political and economic concerns lessened. As a result, equity markets and high-yield bond markets sharply advanced.

1.	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

2.	The Morgan Stanley Capital International World Index (MSCI World Index) (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. You cannot invest directly in an index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

3.	The BofA Merrill Lynch Global Broad Market Index tracks the performance of investment-grade debt publicly issued in the major domestic and euro bond markets, including sovereign, quasi-government, corporate, securitized and collateralized securities, and excludes all securities denominated in U.S. dollars. You cannot invest directly in an index.

4.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

5.	The BofA Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The BofA Merrill Lynch U.S. High Yield Master II Index limits any individual issuer to a maximum of 2% benchmark exposure. You cannot invest directly in an index.

6.	The Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of one to 30 years. You cannot invest directly in an index

4	Wells Fargo Advantage Allocation Funds	Letter to shareholders (unaudited)

Our goal is to meet the financial needs of our shareholders.

We are committed to providing our shareholders with long-term investment strategies and focusing on appropriate risk while seeking to deliver consistent returns. We know that your ability to meet your long-term investment goals depends on the investment decisions you make today. Despite economic uncertainties and investment challenges, staying invested and adapting to emerging opportunities and threats will help you manage investment risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

This page is intentionally left blank.

6	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Growth Balanced Fund1

Investment objective

The Fund seeks total return, consisting of capital appreciation and current income.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Subadvisers for master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Doug Beath

Thomas C. Biwer, CFA

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

Andrew Owen, CFA

Erik Sens, CFA

Average annual total returns (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFGBX)	10-14-1998	14.85	3.00	5.56	21.85	4.23	6.19	1.36	1.20
Class B (NVGRX)*	10-1-1998	15.91	3.10	5.64	20.91	3.45	5.64	2.11	1.95
Class C (WFGWX)	10-1-1998	19.97	3.47	5.40	20.97	3.47	5.40	2.11	1.95
Administrator Class (NVGBX)	11-11-1994	–	–	–	22.18	4.50	6.46	1.20	0.95
Growth Balanced Composite Index[4]	–	–	–	–	18.22	5.44	7.24	–	–
S&P 500 Index[5]	–	–	–	–	27.28	5.43	7.58	–	–
Barclays U.S. Aggregate Bond Index[6]	–	–	–	–	0.91	5.50	4.66	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Allocation Funds	7

Wells Fargo Advantage Growth Balanced Fund (continued)

Growth of $10,000 investment[7] as of May 31, 2013

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, mortgage- and asset-backed securities risk, and smaller company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

1.	The Fund is a gateway blended fund that invests all of its assets in two or more master portfolios of the Wells Fargo Master Trust (the “Master Trust”) in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

2.	Reflects the expense ratios as stated in the most recent prospectuses.

3.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio(s) are included in the cap. Without this cap, the Fund’s returns would have been lower.

4.	Source: Wells Fargo Funds Management, LLC. The Growth Balanced Composite Index is weighted 35% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities), 16.25% in the Russell 1000® Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 16.25% in the S&P 500 Index, 16.25% in the Russell 1000® Growth Index (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 9.75% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia, and the Far East), and 6.50% in the Russell 2000® Index (measures the performance of the 2,000 smallest companies in the Russell 3000® Index). You cannot invest directly in an index.

5.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

6.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

7.	The chart compares the performance of Class A shares for the most recent ten years with the Growth Balanced Composite Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

8.	The ten largest long-term holdings are calculated based on the value of the securities of the master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

9.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations. Neutral target allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on the Tactical Asset Allocation (TAA) Model as of the date specified and is subject to change.

8	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Growth Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the Growth Balanced Composite Index, as well as the Barclays U.S. Aggregate Bond Index, for the 12-month period that ended May 31, 2013. The Fund, however, underperformed the S&P 500 Index during the same time period.

■	Major asset classes posted mixed returns, as global equity markets produced strong double-digit gains and bond market returns were slightly positive during the period.

■	The Fund’s Tactical Asset Allocation (TAA) overlay strategy was the primary contributor to outperformance versus the composite benchmark. The Fund’s allocation to fixed income had a negative impact on performance relative to the S&P 500 Index.

All major equity classes and styles advanced during the period.

A significant rebound of investor confidence combined with stronger economic data from the U.S., particularly in the housing sector, propelled global equity markets to double-digit gains during the period. Actions taken by major central banks were a major factor driving the improvement in sentiment. For example, the European Central Bank indicated it would use all means necessary to preserve the euro, the U.S. Federal Reserve launched another round of quantitative easing, and the Bank of Japan initiated massive stimulus policies as well.

U.S. Treasury markets declined and corporate bonds provided gains.

The renewed sense of investor optimism led to a sell-off of safe-haven assets such as longer-date Treasuries. Corporate bonds produced solid gains, as the economic recovery in the U.S. continued to improve, as evidenced by stronger employment data and a substantial improvement in household balance sheets.

Ten largest long-term holdings[8] (%) as of May 31, 2013
Google Incorporated	1.10
Apple Incorporated	1.05
Chevron Corporation	0.85
FNMA, 5.25%, 5-25-2020	0.69
FNMA, 6.25%, 5-25-2042	0.69
FNMA, 3.50%, 9-12-2032	0.64
U.S. Treasury Bill, 0.02%, 6-20-2013	0.62
U.S.Treasury Bill, 0.01%, 7-11-2-13	0.62
Johnson & Johnson	0.61
eBay Incorporated	0.58

The TAA overlay, with its tilt toward equities, had a positive impact on the Fund’s performance versus the composite benchmark, as stocks outperformed bonds during the reporting period.

The Fund uses the TAA Model, which seeks to enhance returns by changing its target allocations as the relative valuation attractiveness of stocks and bonds changes. The Fund’s neutral allocation is 65% stocks and 35% bonds. During the entire 12 month period, the Fund maintained a tactical allocation at the higher end of its target allocation range, which is 80% stocks and 20% bonds. In order to implement the tilt toward equities, the Fund employed a hedged-futures overlay transaction by maintaining a long position in S&P 500 Index futures and a short position in U.S. Treasury futures.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Advantage Allocation Funds	9

Wells Fargo Advantage Growth Balanced Fund (continued)

Neutral target allocation[9] as of May 31, 2013

Current target allocation[9] as of May 31, 2013

Stocks outperformed bonds during the 12-month period, and the TAA Model continues to favor stocks relative to bonds.

We expect U.S. economic growth to accelerate in the coming months as rising confidence continues to positively affect job creation, bank lending, and housing activity. Although U.S. stocks may experience some profit-taking over the near term, equity valuations remain attractive in the current environment of strong corporate earnings and low inflation. Our current expectation is that the Fund will therefore remain allocated at the higher end of its target allocation range until the relative valuation between stocks and bonds returns to historical norms.

Please see footnotes on page 7.

10	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Moderate Balanced Fund1

Investment objective

The Fund seeks total return, consisting of current income and capital appreciation.

Adviser

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Subadvisers for master portfolios

Artisan Partners Limited Partnership

Cooke & Bieler, L.P.

Galliard Capital Management, Inc.

Golden Capital Management, LLC

LSV Asset Management

Peregrine Capital Management, Inc.

Phocas Financial Corporation

Wells Capital Management Incorporated

Portfolio managers

Doug Beath

Thomas C. Biwer, CFA

Petros Bocray, CFA, FRM

Jeffrey P. Mellas, CAIA

Andrew Owen, CFA

Erik Sens, CFA

Average annual total returns2 (%) as of May 31, 2013

		Including sales charge			Excluding sales charge			Expense ratios[3] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[4]
Class A (WFMAX)	1-30-2004	7.98	3.35	4.73	14.57	4.58	5.35	1.33	1.15
Class B (WMOBX)*	1-30-2004	8.65	3.44	4.79	13.65	3.78	4.79	2.08	1.90
Class C (WFBCX)	1-30-2004	12.65	3.79	4.55	13.65	3.79	4.55	2.08	1.90
Administrator Class (NVMBX)	11-11-1994	–	–	–	14.81	4.84	5.60	1.17	0.90
Moderate Balanced Composite Index[5]	–	–	–	–	11.19	4.99	5.99	–	–
S&P 500 Index[6]	–	–	–	–	27.28	5.43	7.58	–	–
Barclays U.S. Aggregate Bond Index[7]	–	–	–	–	0.91	5.50	4.66	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargoadvantagefunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 11.

Performance highlights (unaudited)	Wells Fargo Advantage Allocation Funds	11

Wells Fargo Advantage Moderate Balanced Fund (continued)

Growth of $10,000 investment[8] as of May 31, 2013

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. In general, when interest rates rise, bond values fall and investors may lose principal value. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

1.	The Fund is a gateway blended fund that invests all of its assets in two or more master portfolios of the Wells Fargo Master Trust (the “Master Trust”) in varying proportions. References to the investment activities of the Fund are intended to refer to the investment activities of the master portfolios in which it invests.

2.	Historical performance shown for Class A, Class B, and Class C shares prior to their inception reflects the performance of the Administrator Class shares, adjusted to reflect the higher expenses applicable to Class A, Class B, and Class C shares.

3.	Reflects the expense ratios as stated in the most recent prospectuses.

4.	The Adviser has committed through September 30, 2013, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. Fees from the underlying master portfolio(s) are included in the cap. Without this cap, the Fund’s returns would have been lower.

5.	Source: Wells Fargo Funds Management, LLC. The Moderate Balanced Composite Index is weighted 45% in the Barclays U.S. Aggregate Bond Index (includes Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities), 15% in the Barclays 9-12 Month U.S. Treasury Bond Index (an unmanaged index that includes aged U.S. Treasury bills, notes, and bonds with a remaining maturity from one up to but not including 12 months), 10% in the S&P 500 Index, 10% in the Russell 1000® Growth Index (measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values), 10% in the Russell 1000® Value Index (measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values), 6% in the MSCI EAFE Index (an unmanaged group of securities generally representative of the stock markets of Europe, Australasia, and the Far East), and 4% in the Russell 2000® Index (measures the performance of the 2,000 smallest companies in the Russell 3000® Index). You cannot invest directly in an index.

6.	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

7.	The Barclays U.S. Aggregate Bond Index is composed of the Barclays U.S. Government/Credit Index and the Barclays U.S. Mortgage-Backed Securities Index and includes U.S. Treasury issues, agency issues, corporate bond issues, and mortgage-backed securities. You cannot invest directly in an index.

8.	The chart compares the performance of Class A shares for the most recent ten years with the Moderate Balanced Composite Index, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index. The chart assumes a hypothetical $10,000 investment in Class A and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

9.	The ten largest long-term holdings are calculated based on the value of the securities of the master portfolios allocable to the Fund divided by the total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

10.	Portfolio allocations are subject to change. Cash and cash equivalents are not reflected in the calculations of portfolio allocations. Neutral target allocation is the target allocation of the Fund as stated in the Fund’s prospectus. Current target allocation is the current allocation of the Fund based on the Tactical Asset Allocation (TAA) Model as of the date specified and is subject to change.

12	Wells Fargo Advantage Allocation Funds	Performance highlights (unaudited)

Wells Fargo Advantage Moderate Balanced Fund (continued)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed the Moderate Balanced Composite Index and the Barclays U.S. Aggregate Bond Index, while underperforming the S&P 500 Index, for the 12-month period that ended May 31, 2013.

■	Major asset classes posted mixed returns, as global equity markets produced strong double-digit gains and bond market returns were slightly positive during the period.

■	The Fund’s Tactical Asset Allocation (TAA) overlay strategy was the primary contributor to outperformance versus the composite benchmark. The Fund’s allocation to fixed income had a negative impact on performance relative to the S&P 500 Index.

All major equity classes and styles advanced during the period.

A significant rebound of investor confidence combined with stronger economic data from the U.S., particularly in the housing sector, propelled global equity markets to double-digit gains during the 12-month period. Actions taken by major central banks were a major factor driving the improvement in sentiment. For example, the European Central Bank indicated it would use all means necessary to preserve the euro, the U.S. Federal Reserve launched another round of quantitative easing, and the Bank of Japan initiated massive stimulus policies as well.

U.S. Treasury markets declined and corporate bonds provided gains.

The renewed sense of investor optimism led to a sell-off of safe-haven assets such as longer-term Treasury securities. Corporate bonds produced solid gains, as the economic recovery in the U.S. continued to improve, as evidenced by stronger employment data and a substantial improvement in household balance sheets.

Ten largest long-term holdings[9] (%) as of May 31, 2013
FHLMC, 7.50%, 9-25-2043	1.12
FNMA, 5.25%, 5-25-2020	0.89
FNMA, 6.25%, 5-25-2042	0.88
FNMA, 3.50%, 9-1-2032	0.82
U.S. Treasury Bond, 4.25%, 11-15-2040	0.72
U.S. Treasury Bond, 1.75%, 5-15-2023	0.71
Google Incorporated	0.68
Apple Incorporated	0.65
FHLMC, 7.00%, 3-25-2043	0.60
FNMA, 6.00%, 2-25-2044	0.58

The TAA overlay, with its tilt toward equities, had a positive impact on the Fund’s performance versus the composite benchmark, as stocks outperformed bonds during the reporting period.

The Fund uses the TAA Model, which seeks to enhance returns by changing its target allocations as the relative valuation attractiveness of stocks and bonds changes. The Fund’s neutral allocation is 40% stocks and 60% bonds. During the entire 12 month period, the Fund maintained a tactical allocation at the higher end of its target allocation range, which is 50% stocks and 50% bonds. In order to implement the tilt toward equities, the Fund employed a hedged-futures overlay transaction by maintaining a long position in S&P 500 Index futures and a short position in U.S. Treasury futures.

Please see footnotes on page 11.

Performance highlights (unaudited)	Wells Fargo Advantage Allocation Funds	13

Wells Fargo Advantage Moderate Balanced Fund (continued)

Neutral target allocation[10] as of May 31, 2013

Current target allocation[10] as of May 31, 2013

Stocks outperformed bonds during the 12-month period, and the TAA Model continues to favor stocks relative to bonds.

We expect economic growth to accelerate in the coming months as rising confidence continues to positively affect job creation, bank lending, and housing activity. Although stocks may experience some profit-taking over the near term, equity valuations remain attractive in the current environment of strong corporate earnings and low inflation. Our current expectation is that the Fund will therefore remain allocated to the maximum equity overweighting until the relative valuation between stocks and bonds returns to historical norms.

Please see footnotes on page 11.

14	Wells Fargo Advantage Allocation Funds	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from December 1, 2012 to May 31, 2013.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Wells Fargo Advantage Growth Balanced Fund	Beginning account value 12-1-2012	Ending account value 5-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,124.20	$6.36	1.20%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.95	$6.04	1.20%
Class B
Actual	$1,000.00	$1,120.09	$10.31	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Class C
Actual	$1,000.00	$1,120.60	$10.31	1.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	$9.80	1.95%
Administrator Class
Actual	$1,000.00	$1,126.03	$5.04	0.95%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.19	$4.78	0.95%

Fund expenses (unaudited)	Wells Fargo Advantage Allocation Funds	15

Wells Fargo Advantage Moderate Balanced Fund	Beginning account value 12-1-2012	Ending account value 5-31-2013	Expenses paid during the period[1]	Net annual expense ratio
Class A
Actual	$1,000.00	$1,077.66	$5.96	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.20	$5.79	1.15%
Class B
Actual	$1,000.00	$1,073.28	$9.82	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Class C
Actual	$1,000.00	$1,073.72	$9.82	1.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.46	$9.55	1.90%
Administrator Class
Actual	$1,000.00	$1,079.22	$4.67	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53	0.90%

1.	Expenses paid is equal to the annualized expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

16	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

GROWTH BALANCED FUND

Security name				Value

Investment Companies: 99.29%

Affiliated Master Portfolios: 99.29%
Wells Fargo Advantage C&B Large Cap Value Portfolio				$13,022,643
Wells Fargo Advantage Core Bond Portfolio				16,851,278
Wells Fargo Advantage Diversified Large Cap Growth Portfolio				38,956,645
Wells Fargo Advantage Emerging Growth Portfolio				3,945,399
Wells Fargo Advantage Index Portfolio				38,860,076
Wells Fargo Advantage Inflation-Protected Bond Portfolio				8,437,692
Wells Fargo Advantage International Growth Portfolio				11,477,606
Wells Fargo Advantage International Value Portfolio				11,222,200
Wells Fargo Advantage Large Company Value Portfolio				25,919,860
Wells Fargo Advantage Managed Fixed Income Portfolio				59,030,322
Wells Fargo Advantage Small Company Growth Portfolio				3,927,346
Wells Fargo Advantage Small Company Value Portfolio				7,859,069

Total Investment Companies (Cost $221,260,158)				239,510,136

	Yield	Maturity date	Principal
Short-Term Investments: 1.25%

U.S. Treasury Securities: 1.25%
U.S. Treasury Bill #(z)	0.01%	7-11-2013	$1,500,000	1,499,976
U.S. Treasury Bill #(z)	0.02	6-20-2013	1,500,000	1,499,979

Total Short-Term Investments (Cost $2,999,955)				2,999,955

Total investments in securities (Cost $224,260,113) *	100.54%	242,510,091
Other assets and liabilities, net	(0.54)	(1,295,807)

Total net assets	100.00%	$241,214,284

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $ 225,763,519 and unrealized appreciation consists of:

Gross unrealized appreciation	$16,746,572
Gross unrealized depreciation	0

Net unrealized appreciation	$16,746,572

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	17

MODERATE BALANCED FUND

Security name				Value

Investment Companies: 99.32%

Affiliated Master Portfolios: 99.32%
Wells Fargo Advantage C&B Large Cap Value Portfolio				$5,326,821
Wells Fargo Advantage Core Bond Portfolio				14,340,938
Wells Fargo Advantage Diversified Large Cap Growth Portfolio				15,911,106
Wells Fargo Advantage Emerging Growth Portfolio				1,620,001
Wells Fargo Advantage Index Portfolio				15,885,485
Wells Fargo Advantage Inflation-Protected Bond Portfolio				7,184,514
Wells Fargo Advantage International Growth Portfolio				4,664,365
Wells Fargo Advantage International Value Portfolio				4,544,094
Wells Fargo Advantage Large Company Value Portfolio				10,593,641
Wells Fargo Advantage Managed Fixed Income Portfolio				50,232,833
Wells Fargo Advantage Small Company Growth Portfolio				1,608,418
Wells Fargo Advantage Small Company Value Portfolio				3,223,811
Wells Fargo Advantage Stable Income Portfolio				24,039,234

Total Investment Companies (Cost $151,692,207)				159,175,261

	Yield	Maturity date	Principal
Short-Term Investments: 0.81%

U.S. Treasury Securities: 0.81%
U.S. Treasury Bill #(z)	0.01%	7-11-2013	$650,000	649,990
U.S. Treasury Bill #(z)	0.02	6-20-2013	650,000	649,991

Total Short-Term Investments (Cost $1,299,981)				1,299,981

Total investments in securities (Cost $152,992,188) *	100.13%	160,475,242
Other assets and liabilities, net	(0.13)	(214,018)

Total net assets	100.00%	$160,261,224

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $152,393,610 and unrealized appreciation consists of:

Gross unrealized appreciation	$8,081,632
Gross unrealized depreciation	0

Net unrealized appreciation	$8,081,632

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Allocation Funds	Statements of assets and liabilities—May 31, 2013

	Growth Balanced Fund	Moderate Balanced Fund

Assets
Investments
In affiliated Master Portfolios, at value (see cost below)	$239,510,136	$159,175,261
In unaffiliated securities, at value (see cost below)	2,999,955	1,299,981

Total investments, at value (see cost below)	242,510,091	160,475,242
Receivable for Fund shares sold	158,701	108,684
Receivable from adviser	3,375	11,104
Prepaid expenses and other assets	17,632	16,000

Total assets	242,689,799	160,611,030

Liabilities
Payable for Fund shares redeemed	896,678	63,240
Payable for daily variation margin on open futures contracts	425,475	186,412
Distribution fees payable	7,008	2,178
Due to other related parties	42,749	24,602
Shareholder servicing fees payable	55,223	37,715
Accrued expenses and other liabilities	48,382	35,659

Total liabilities	1,475,515	349,806

Total net assets	$241,214,284	$160,261,224

NET ASSETS CONSIST OF
Paid-in capital	$396,418,069	$156,826,741
Undistributed net investment income	1,064,952	1,013,827
Accumulated net realized losses on investments	(176,611,142)	(5,979,170)
Net unrealized gains on investments	20,342,405	8,399,826

Total net assets	$241,214,284	$160,261,224

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$55,777,063	$10,344,158
Shares outstanding – Class A	1,672,264	487,589
Net asset value per share – Class A	$33.35	$21.21
Maximum offering price per share – Class A2	$35.38	$22.50
Net assets – Class B	$969,788	$612,726
Shares outstanding – Class B	32,500	28,832
Net asset value per share – Class B	$29.84	$21.25
Net assets – Class C	$9,325,914	$2,575,807
Shares outstanding – Class C	317,465	122,902
Net asset value per share – Class C	$29.38	$20.96
Net assets – Administrator Class	$175,141,519	$146,728,533
Shares outstanding – Administrator Class	5,859,801	6,870,779
Net asset value per share – Administrator Class	$29.89	$21.36

Investments in affiliated Master Portfolios, at cost	$221,260,158	$151,692,207

Investments in unaffiliated securities, at cost	$2,999,955	$1,299,981

Total investments, at cost	$224,260,113	$152,992,188

1.	Each Fund has an unlimited number of authorized shares.

2.	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2013	Wells Fargo Advantage Allocation Funds	19

	Growth Balanced Fund	Moderate Balanced Fund

Investment income
Dividends allocated from affiliated Master Portfolios*	$3,039,071	$1,329,256
Interest allocated from affiliated Master Portfolios	2,678,723	2,927,240
Securities lending income allocated from affiliated Master Portfolios	70,612	33,339
Interest	5,323	10,748
Expenses allocated from affiliated Master Portfolios	(1,314,242)	(894,316)
Waivers allocated from affiliated Master Portfolios	121,377	121,369

Total investment income	4,600,864	3,527,636

Expenses
Advisory fee	597,330	420,534
Administration fees
Fund level	119,466	84,107
Class A	140,737	26,127
Class B	3,505	1,861
Class C	21,828	6,507
Administrator Class	175,059	154,946
Shareholder servicing fees
Class A	135,324	25,122
Class B	3,250	1,790
Class C	20,988	6,257
Administrator Class	436,794	387,365
Distribution fees
Class B	10,112	5,370
Class C	62,964	18,771
Custody and accounting fees	9,977	7,369
Professional fees	16,141	23,238
Registration fees	60,672	58,166
Shareholder report expenses	70,111	41,655
Trustees’ fees and expenses	11,109	11,315
Other fees and expenses	12,017	11,142

Total expenses	1,907,384	1,291,642
Less: Fee waivers and/or expense reimbursements	(597,647)	(493,357)

Net expenses	1,309,737	798,285

Net investment income	3,291,127	2,729,351

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	16,307,036	9,310,151
Unaffiliated securities	65,626	11,651
Futures transactions	5,813,212	2,913,891

Net realized gains on investments	22,185,874	12,235,693

Net change in unrealized gains (losses) on:
Securities transactions allocated from affiliated Master Portfolios	17,017,798	6,188,288
Unaffiliated securities	(24,405)	(4,525)
Futures transactions	4,093,660	1,798,119

Net change in unrealized gains (losses) on investments	21,087,053	7,981,882

Net realized and unrealized gains (losses) on investments	43,272,927	20,217,575

Net increase in net assets resulting from operations	$46,564,054	$22,946,926

* Net of foreign dividend withholding taxes allocated from affiliated Master Portfolios in the amount of	$93,087	$40,530

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Growth Balanced Fund
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income		$3,291,127		$4,792,504
Net realized gains (losses) on investments		22,185,874		(3,024,099)
Net change in unrealized gains (losses) on investments		21,087,053		(17,190,366)

Net increase (decrease) in net assets resulting from operations		46,564,054		(15,421,961)

Distributions to shareholders from
Net investment income
Class A		(790,330)		(422,013)
Class B		(6,107)		0
Class C		(78,360)		(16,422)
Administrator Class		(3,056,559)		(2,900,868)

Total distributions to shareholders		(3,931,356)		(3,339,303)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	252,844	7,707,814	145,577	4,030,845
Class B	1,720	47,281	1,736	35,305
Class C	55,670	1,517,079	44,762	1,077,045
Administrator Class	682,034	18,741,686	1,126,437	28,122,102

		28,013,860		33,265,297

Reinvestment of distributions
Class A	26,105	783,165	15,849	409,066
Class B	227	6,107	0	0
Class C	2,921	77,436	672	15,373
Administrator Class	112,461	3,019,584	123,784	2,864,372

		3,886,292		3,288,811

Payment for shares redeemed
Class A	(385,427)	(11,789,241)	(429,300)	(11,917,248)
Class B	(38,181)	(1,038,792)	(92,082)	(2,277,834)
Class C	(53,297)	(1,442,155)	(56,665)	(1,367,347)
Administrator Class	(3,759,086)	(97,832,397)	(2,777,829)	(69,226,884)

		(112,102,585)		(84,789,313)

Net decrease in net assets resulting from capital share transactions		(80,202,433)		(48,235,205)

Total decrease in net assets		(37,569,735)		(66,996,469)

Net assets
Beginning of period		278,784,019		345,780,488

End of period		$241,214,284		$278,784,019

Undistributed net investment income		$1,064,952		$1,677,408

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	21

	Moderate Balanced Fund
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income		$2,729,351		$3,625,486
Net realized gains on investments		12,235,693		1,000,535
Net change in unrealized gains (losses) on investments		7,981,882		(6,534,214)

Net increase (decrease) in net assets resulting from operations		22,946,926		(1,908,193)

Distributions to shareholders from
Net investment income
Class A		(174,454)		(298,350)
Class B		(6,037)		(14,409)
Class C		(26,366)		(65,722)
Administrator Class		(2,930,711)		(5,867,825)

Total distributions to shareholders		(3,137,568)		(6,246,306)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	106,892	2,150,751	148,156	2,821,610
Class B	6,379	129,702	15,027	286,476
Class C	32,118	642,068	48,303	904,849
Administrator Class	644,259	13,114,398	1,023,557	19,512,929

		16,036,919		23,525,864

Reinvestment of distributions
Class A	8,688	172,200	16,021	285,166
Class B	271	5,404	756	13,518
Class C	1,191	23,401	3,054	53,931
Administrator Class	144,213	2,874,170	317,421	5,681,842

		3,075,175		6,034,457

Payment for shares redeemed
Class A	(155,234)	(3,093,238)	(181,808)	(3,450,859)
Class B	(20,626)	(416,879)	(28,981)	(542,623)
Class C	(34,884)	(701,338)	(48,418)	(909,830)
Administrator Class	(3,018,081)	(60,096,397)	(1,967,823)	(37,322,420)

		(64,307,852)		(42,225,732)

Net decrease in net assets resulting from capital share transactions		(45,195,758)		(12,665,411)

Total decrease in net assets		(25,386,400)		(20,819,910)

Net assets
Beginning of period		185,647,624		206,467,534

End of period		$160,261,224		$185,647,624

Undistributed net investment income		$1,013,827		$1,404,739

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Advantage Allocation Funds	Financial highlights

	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income

Growth Balanced Fund
Class A
June 1, 2012 to May 31, 2013	$27.77	0.32		5.70	(0.44)
June 1, 2011 to May 31, 2012	$29.34	0.39	[4]	(1.73)	(0.23)
October 1, 2010 to May 31, 2011[5]	$25.89	0.23		4.11	(0.89)
October 1, 2009 to September 30, 2010	$24.12	0.40	[4]	1.75	(0.38)
October 1, 2008 to September 30, 2009	$25.63	0.41	[4]	(1.32)	(0.52)
October 1, 2007 to September 30, 2008	$36.21	0.63	[4]	(7.32)	(0.63)
Class B
June 1, 2012 to May 31, 2013	$24.80	0.12	[4]	5.05	(0.13)
June 1, 2011 to May 31, 2012	$26.17	0.15	[4]	(1.52)	0.00
October 1, 2010 to May 31, 2011[5]	$23.07	0.12	[4]	3.62	(0.64)
October 1, 2009 to September 30, 2010	$21.46	0.22	[4]	1.53	(0.14)
October 1, 2008 to September 30, 2009	$22.70	0.22	[4]	(1.13)	(0.25)
October 1, 2007 to September 30, 2008	$32.51	0.36	[4]	(6.52)	(0.39)
Class C
June 1, 2012 to May 31, 2013	$24.52	0.13	[4]	4.98	(0.25)
June 1, 2011 to May 31, 2012	$25.94	0.16	[4]	(1.53)	(0.05)
October 1, 2010 to May 31, 2011[5]	$22.93	0.12	[4]	3.60	(0.71)
October 1, 2009 to September 30, 2010	$21.42	0.19	[4]	1.56	(0.24)
October 1, 2008 to September 30, 2009	$22.77	0.23	[4]	(1.17)	(0.33)
October 1, 2007 to September 30, 2008	$32.60	0.36	[4]	(6.54)	(0.39)
Administrator Class
June 1, 2012 to May 31, 2013	$24.93	0.65		4.82	(0.51)
June 1, 2011 to May 31, 2012	$26.39	0.41	[4]	(1.57)	(0.30)
October 1, 2010 to May 31, 2011[5]	$23.39	0.31	[4]	3.64	(0.95)
October 1, 2009 to September 30, 2010	$21.81	0.46	[4]	1.55	(0.43)
October 1, 2008 to September 30, 2009	$23.29	0.41	[4]	(1.21)	(0.60)
October 1, 2007 to September 30, 2008	$33.29	0.64	[4]	(6.67)	(0.71)

Moderate Balanced Fund
Class A
June 1, 2012 to May 31, 2013	$18.84	0.21		2.50	(0.34)
June 1, 2011 to May 31, 2012	$19.64	0.32		(0.54)	(0.58)
October 1, 2010 to May 31, 2011[5]	$17.97	0.28		1.80	(0.41)
October 1, 2009 to September 30, 2010	$17.12	0.38	[4]	1.03	(0.56)
October 1, 2008 to September 30, 2009	$17.85	0.38		(0.36)	(0.57)
October 1, 2007 to September 30, 2008	$22.76	0.55		(3.34)	(0.61)
Class B
June 1, 2012 to May 31, 2013	$18.86	0.13	[4]	2.43	(0.17)
June 1, 2011 to May 31, 2012	$19.58	0.18	[4]	(0.53)	(0.37)
October 1, 2010 to May 31, 2011[5]	$17.85	0.14	[4]	1.84	(0.25)
October 1, 2009 to September 30, 2010	$16.99	0.30		0.97	(0.41)
October 1, 2008 to September 30, 2009	$17.67	0.26	[4]	(0.34)	(0.42)
October 1, 2007 to September 30, 2008	$22.53	0.42		(3.34)	(0.43)
Class C
June 1, 2012 to May 31, 2013	$18.63	0.11		2.42	(0.20)
June 1, 2011 to May 31, 2012	$19.45	0.18	[4]	(0.53)	(0.47)
October 1, 2010 to May 31, 2011[5]	$17.77	0.14	[4]	1.83	(0.29)
October 1, 2009 to September 30, 2010	$16.96	0.28	[4]	0.99	(0.46)
October 1, 2008 to September 30, 2009	$17.64	0.26	[4]	(0.34)	(0.42)
October 1, 2007 to September 30, 2008	$22.52	0.41		(3.33)	(0.45)

Please see footnotes on page 24.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Allocation Funds	23

Distributions from net realized gains	Ending net asset value per share	Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
		Net investment income[1]	Gross expenses[1]	Net expenses[1]

0.00	$33.35	1.23%	1.39%	1.20%	21.85%	80%	$55,777
0.00	$27.77	1.40%	1.36%	1.20%	(4.53)%	107%	$49,403
0.00	$29.34	1.43%	1.35%	1.20%	17.02%	70%	$60,055
0.00	$25.89	1.61%	1.38%	1.20%	9.00%	94%	$55,284
(0.08)	$24.12	1.95%	1.32%	1.20%	(2.95)%	105%	$55,318
(3.26)	$25.63	2.09%	1.34%	1.20%	(20.42)%	80%	$55,626

0.00	$29.84	0.45%	2.12%	1.95%	20.91%	80%	$970
0.00	$24.80	0.61%	2.10%	1.95%	(5.23)%	107%	$1,704
0.00	$26.17	0.62%	2.09%	1.95%	16.43%	70%	$4,163
0.00	$23.07	0.96%	2.12%	1.95%	8.19%	94%	$6,924
(0.08)	$21.46	1.21%	2.08%	1.95%	(3.66)%	105%	$13,869
(3.26)	$22.70	1.31%	2.09%	1.95%	(21.02)%	80%	$31,892

0.00	$29.38	0.48%	2.14%	1.95%	20.97%	80%	$9,326
0.00	$24.52	0.65%	2.11%	1.95%	(5.26)%	107%	$7,656
0.00	$25.94	0.68%	2.10%	1.95%	16.45%	70%	$8,388
0.00	$22.93	0.84%	2.12%	1.95%	8.20%	94%	$7,665
(0.08)	$21.42	1.21%	2.06%	1.95%	(3.69)%	105%	$7,738
(3.26)	$22.77	1.33%	2.08%	1.95%	(21.02)%	80%	$9,588

0.00	$29.89	1.47%	1.22%	0.95%	22.18%	80%	$175,142
0.00	$24.93	1.64%	1.20%	0.95%	(4.30)%	107%	$220,021
0.00	$26.39	1.66%	1.19%	0.95%	17.19%	70%	$273,174
0.00	$23.39	2.04%	1.19%	0.95%	9.32%	94%	$287,073
(0.08)	$21.81	2.18%	1.14%	0.95%	(2.68)%	105%	$861,399
(3.26)	$23.29	2.32%	1.16%	0.95%	(20.25)%	80%	$1,161,210

0.00	$21.21	1.41%	1.36%	1.15%	14.57%	86%	$10,344
0.00	$18.84	1.68%	1.33%	1.15%	(0.93)%	115%	$9,935
0.00	$19.64	1.89%	1.34%	1.15%	11.72%	70%	$10,702
0.00	$17.97	2.42%	1.37%	1.15%	8.41%	103%	$7,992
(0.18)	$17.12	2.47%	1.31%	1.15%	0.94%	116%	$8,669
(1.51)	$17.85	2.88%	1.31%	1.15%	(13.39)%	89%	$8,524

0.00	$21.25	0.65%	2.11%	1.90%	13.65%	86%	$613
0.00	$18.86	0.94%	2.08%	1.90%	(1.66)%	115%	$807
0.00	$19.58	1.11%	2.09%	1.90%	11.16%	70%	$1,097
0.00	$17.85	1.65%	2.12%	1.90%	7.58%	103%	$1,257
(0.18)	$16.99	1.72%	2.06%	1.90%	0.19%	116%	$1,720
(1.51)	$17.67	2.13%	2.06%	1.90%	(14.06)%	89%	$2,177

0.00	$20.96	0.66%	2.11%	1.90%	13.65%	86%	$2,576
0.00	$18.63	0.92%	2.08%	1.90%	(1.67)%	115%	$2,319
0.00	$19.45	1.16%	2.09%	1.90%	11.17%	70%	$2,364
0.00	$17.77	1.59%	2.12%	1.90%	7.58%	103%	$1,726
(0.18)	$16.96	1.72%	2.05%	1.90%	0.21%	116%	$1,445
(1.51)	$17.64	2.13%	2.05%	1.90%	(14.05)%	89%	$1,677

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Advantage Allocation Funds	Financial highlights

	Beginning net asset value per share	Net investment income[1]		Net realized and unrealized gains (losses) on investments	Distributions from net investment income

Moderate Balanced Fund (continued)
Administrator Class
June 1, 2012 to May 31, 2013	$18.96	0.41		2.38	(0.39)
June 1, 2011 to May 31, 2012	$19.77	0.40		(0.58)	(0.63)
October 1, 2010 to May 31, 2011[5]	$18.11	0.29		1.83	(0.46)
October 1, 2009 to September 30, 2010	$17.23	0.52	[4]	0.95	(0.59)
October 1, 2008 to September 30, 2009	$17.98	0.42	[4]	(0.37)	(0.62)
October 1, 2007 to September 30, 2008	$22.90	0.60		(3.36)	(0.65)

1.	Includes net expenses allocated from the affiliated Master Portfolios in which the Fund invests.

2.	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

3.	Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Master Portfolio by the corresponding Master Portfolio’s portfolio turnover rate.

4.	Calculated based upon average shares outstanding.

5.	For the eight months ended May 31, 2011. The Fund changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Allocation Funds	25

Distributions from net realized gains	Ending net asset value per share	Ratio to average net assets (annualized)			Total return[2]	Portfolio turnover rate[3]	Net assets at end of period (000s omitted)
		Net investment income[1]	Gross expenses[1]	Net expenses[1]

0.00	$21.36	1.66%	1.20%	0.90%	14.81%	86%	$146,729
0.00	$18.96	1.92%	1.17%	0.90%	(0.66)%	115%	$172,587
0.00	$19.77	2.14%	1.18%	0.90%	11.93%	70%	$192,305
0.00	$18.11	3.06%	1.18%	0.90%	8.65%	103%	$176,179
(0.18)	$17.23	2.72%	1.13%	0.90%	1.14%	116%	$330,340
(1.51)	$17.98	3.13%	1.13%	0.90%	(13.17)%	89%	$407,829

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Advantage Allocation Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage Growth Balanced Fund (“Growth Balanced Fund”) and Wells Fargo Advantage Moderate Balanced Fund (“Moderate Balanced Fund”) (each, a “Fund”, collectively, the “Funds”). Each Fund is a diversified series of the Trust.

The Funds each seek to achieve their investment objective by investing all investable assets in one or more separate diversified portfolios (each, a “Master Portfolio”, collectively, the “Master Portfolios”) of Wells Fargo Master Trust, a registered open-end management investment company. Each Master Portfolio directly acquires portfolio securities, and a Fund investing in a Master Portfolio acquires an indirect interest in those securities. Each Fund accounts for its investment in the Master Portfolios as partnership investments and records on a daily basis its share of the Master Portfolio’s income, expense and realized and unrealized gains and losses. The financial statements of the Master Portfolios for the year ended May 31, 2013 are included in this report and should be read in conjunction with each Fund’s financial statements. As of May 31, 2013, the Funds own the following percentages of the Master Portfolios:

	Growth Balanced Fund		Moderate Balanced Fund
Wells Fargo Advantage C&B Large Cap Value Portfolio	4%		2%
Wells Fargo Advantage Core Bond Portfolio	1		0	*
Wells Fargo Advantage Diversified Large Cap Growth Portfolio	26		11
Wells Fargo Advantage Emerging Growth Portfolio	0	*	0	*
Wells Fargo Advantage Index Portfolio	2		1
Wells Fargo Advantage Inflation-Protected Bond Portfolio	13		11
Wells Fargo Advantage International Growth Portfolio	8		3
Wells Fargo Advantage International Value Portfolio	3		1
Wells Fargo Advantage Large Company Value Portfolio	26		11
Wells Fargo Advantage Managed Fixed Income Portfolio	54		46
Wells Fargo Advantage Small Company Growth Portfolio	2		1
Wells Fargo Advantage Small Company Value Portfolio	4		2
Wells Fargo Advantage Stable Income Portfolio	N/A		100

*	The amount invested is less than 1%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Investments in the Master Portfolios are valued daily based on each Fund’s proportionate share of each Master Portfolio’s net assets, which are also valued daily. Securities held in the Master Portfolios are valued as discussed in the Notes to Financial Statements of the Master Portfolios, which are included elsewhere in this report.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	27

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Futures contracts

Each Fund may be subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis in each Master Portfolio. Realized gains or losses in each Master Portfolio are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method by the Fund and each Master Portfolio. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income in each Master Portfolio is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Master Portfolio is informed of the ex-dividend date. Dividend income from foreign securities in each Master Portfolio is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Each Fund records daily its proportionate share of each Master Portfolio’s interest and dividend income and realized and unrealized gains or losses.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

28	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Federal and other taxes

Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

Each Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed each Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to each Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At May 31, 2013, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statements of Assets and Liabilities:

	Paid-in capital	Undistributed net investment income	Accumulated net realized gains/losses on investments
Growth Balanced Fund	$400	$27,773	$(28,173)
Moderate Balanced Fund	$15,814	17,305	(33,119)

At May 31, 2013, net capital loss carryforwards, which are available to offset future net realized capital gains were as follows:

	Pre-enactment capital loss expiration*
	2016	2017	2018
Growth Balanced Fund	$11,249,610	$79,417,787	$82,578,227
Moderate Balanced Fund	0	0	5,730,209

*	Losses incurred in taxable years beginning before December 22, 2010.

Class allocations

The separate classes of shares offered by each Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Shareholders of each class bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of a Fund, earn income from the portfolio, and are allocated unrealized gains and losses pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains and losses are allocated to each class pro rata based upon the net assets of each class on the date realized. Differences in per share dividend rates generally result from the relative weightings of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution, shareholder servicing, and administration fees.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

Notes to financial statements	Wells Fargo Advantage Allocation Funds	29
■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Growth Balanced Fund

Equity securities
Investment companies	$0	$239,510,136	$0	$239,510,136

Short-term investments
U.S. Treasury securities	0	2,999,955	0	2,999,955
	$0	$242,510,091	$0	$242,510,091
Moderate Balanced Fund

Equity securities
Investment companies	$0	$159,175,261	$0	$159,175,261

Short-term investments
U.S. Treasury securities	0	1,299,981	0	1,299,981
	$0	$160,475,242	$0	$160,475,242

As of May 31, 2013, the inputs used in valuing each Fund’s other financial instruments were as follows:

Futures contracts+	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Growth Balanced Fund	$2,092,427	$0	$0	$2,092,427

Moderate Balanced Fund	916,772	0	0	916,772
+	Futures contracts are presented at the unrealized gains or losses on the instruments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended May 31, 2013, the Funds did not have any transfers into/out of Level 1 or Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadviser, who is responsible for day-to-day portfolio management of the Funds.

Funds Management is entitled to receive an annual advisory fee starting at 0.25% and declining to 0.19% as the average daily net assets of each Fund increases. Prior to October 1, 2012, Funds Management received an annual advisory fee of 0.25% of each Fund’s average daily net assets. For the year ended May 31, 2013, the advisory fee was equivalent to an annual rate of 0.25% of each Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Funds. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated, an affiliate of Funds Management, is the subadviser to each Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.10% and declining to 0.05% as the average daily net assets of each Fund increase.

30	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Funds Management also serves as the adviser to each Master Portfolio and is entitled to receive a fee from each Master Portfolio for those services.

Administration and transfer agent fees

The Trust has entered into an administration agreement with Funds Management. Under this agreement, for providing administrative services, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers, Funds Management is entitled to receive from each Fund an annual fund level administration fee starting at 0.05% and declining to 0.03% as the average daily net assets of each Fund increase and a class level administration fee which is calculated based on the average daily net assets of each class as follows:

Class Level Administration Fee
Class A, Class B, Class C	0.26%
Administrator Class	0.10

Funds Management has contractually waived and/or reimbursed advisory and administration fees to the extent necessary to maintain certain net operating expense ratios for the Funds. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed to waive fees and/or reimburse expenses to the extent necessary to cap each Fund’s expenses as follows:

	Expiration date	Class A	Class B	Class C	Administrator Class
Growth Balanced Fund	September 30, 2013	1.20%	1.95%	1.95%	0.95%
Moderate Balanced Fund	September 30, 2013	1.15	1.90	1.90	0.90

Distribution fees

The Trust has adopted a Distribution Plan for Class B and Class C shares of the applicable Funds pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to the Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC, the principal underwriter of each Fund, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

For the year ended May 31, 2013, Wells Fargo Funds Distributor, LLC received the following amounts in front-end sales charges and contingent deferred sales charges.

	Front-end sales charges Class A	Contingent deferred sales charges
		Class B	Class C
Growth Balanced Fund	$8,305	$436	$481
Moderate Balanced Fund	6,222	183	186

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C and Administrator Class of each applicable Fund is charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	31

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. Government obligations (if any) and short-term securities, for the year ended May 31, 2013 were as follows:

	Purchases at cost*	Sales proceeds*
Growth Balanced Fund	$196,016,767	$236,023,652
Moderate Balanced Fund	148,071,093	179,923,451

*	The Funds seek to achieve their investment objective by investing some or all of their investable assets in one or more Master Portfolios. Purchases and sales related to these investments have been calculated by aggregating the results of multiplying each Fund’s ownership percentage of the respective Master Portfolio by the corresponding Master Portfolio’s purchases and sales. Purchases and sales of unaffiliated securities in which the Funds invest are actual purchases and sale of those securities.

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2013, the Funds entered into futures contracts to gain market exposure to certain asset classes consistent with an active asset allocation strategy.

At May 31, 2013, the Funds had long and short futures contracts outstanding as follows:

	Expiration date	Contracts	Type	Contract value at May 31, 2013	Unrealized gains
Growth Balanced Fund	June 2013	89 Long	S&P 500 Index	$36,245,250	$2,028,798
	September 2013	260 Short	U.S. Treasury Bonds	36,408,125	63,629
Moderate Balanced Fund	June 2013	39 Long	S&P 500 Index	$15,882,750	$889,023
	September 2013	114 Short	U.S. Treasury Bonds	15,963,563	27,749

The Funds had average notional amounts in futures contracts outstanding during the year ended May 31, 2013 as follows:

	Long contracts	Short contracts
Growth Balanced Fund	$35,412,389	$35,554,447
Moderate Balanced Fund	16,660,150	16,692,917

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of May 31, 2013 was as follows for Growth Balanced Fund:

	Asset derivatives
	Balance sheet location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$63,629	*
Equity contracts	Net assets – Net unrealized gains on investments	2,028,798	*
		$2,092,427

*	Amount represents cumulative unrealized gains on futures contracts. Only the variation margin as of May 31, 2013 is reported separately on the Statements of Assets and Liabilities.

32	Wells Fargo Advantage Allocation Funds	Notes to financial statements

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2013 was as follows for Growth Balanced Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$582,093	$854,686
Equity contracts	5,231,119	3,238,974
	$5,813,212	$4,093,660
The fair value of derivative instruments as of May 31, 2013 was as follows for Moderate Balanced Fund:

	Asset derivatives
	Balance sheet location	Fair value
Interest rate contracts	Net assets – Net unrealized gains on investments	$27,749	*
Equity contracts	Net assets – Net unrealized gains on investments	889,023	*
		$916,772

*	Amount represents cumulative unrealized gains on futures contracts. Only the variation margin as of May 31, 2013 is reported separately on the Statements of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended May 31, 2013 was as follows for Moderate Balanced Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Interest rate contracts	$290,756	$379,643
Equity contracts	2,623,135	1,418,476
	$2,913,891	$1,798,119

7. BANK BORROWINGS

Each Fund and certain funds in the Trust are party to a $25,000,000 revolving credit agreement with the Bank of New York Mellon, whereby the Funds are permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to each Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.15% of the unused balance is allocated to each participating fund. For the year ended May 31, 2013, the Funds paid the following amounts in commitment fees:

Commitment fee
Growth Balanced Fund	$768
Moderate Balanced Fund	394

For the year ended May 31, 2013, there were no borrowings by the Funds under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended May 31, 2013, and May 31, 2012, were as follows:

	Ordinary income
	2013	2012
Growth Balanced Fund	$3,931,356	$3,339,303
Moderate Balanced Fund	3,137,568	6,246,306

Notes to financial statements	Wells Fargo Advantage Allocation Funds	33

As of May 31, 2013, the components of distributable earnings on a tax basis were as follows:

	Undistributed ordinary income	Unrealized gains (losses)	Capital loss carryforward
Growth Balanced Fund	$1,295,267	$16,746,572	$(173,245,624)
Moderate Balanced Fund	1,083,060	8,081,632	(5,730,209)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

34	Wells Fargo Advantage Allocation Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Wells Fargo Advantage Growth Balanced Fund, and Wells Fargo Advantage Moderate Balanced Fund, two of the funds constituting the Wells Fargo Funds Trust (the “Funds”), as of May 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the period from October 1, 2010 to May 31, 2011, and each of the years in the three-year period ended September 30, 2010. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included agreement of investments owned as of May 31, 2013 to the Master Portfolios’ records (see Note 1) and confirmation of securities owned with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds of Wells Fargo Funds Trust as of May 31, 2013, the results of their operations, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods noted in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 29, 2013

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	35

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.99%

Consumer Discretionary: 14.53%

Hotels, Restaurants & Leisure: 4.38%
Carnival Corporation	231,300	$7,656,030
McDonald’s Corporation	78,100	7,542,116

		15,198,146

Household Durables: 2.29%
NVR Incorporated †	8,070	7,935,312

Media: 3.61%
Omnicom Group Incorporated «	201,600	12,525,408

Multiline Retail: 2.24%
Kohl’s Corporation	151,600	7,793,756

Specialty Retail: 2.01%
Best Buy Company Incorporated	253,480	6,983,374

Consumer Staples: 9.96%

Beverages: 2.54%
Coca-Cola Enterprises Incorporated	121,500	4,514,940
Diageo plc ADR	36,300	4,292,838

		8,807,778

Household Products: 4.33%
Colgate-Palmolive Company	86,200	4,985,808
Henkel AG & Company KGaA ADR	62,800	5,135,665
Procter & Gamble Company	64,100	4,920,316

		15,041,789

Personal Products: 1.00%
Avon Products Incorporated	147,000	3,464,790

Tobacco: 2.09%
Philip Morris International	79,800	7,254,618

Energy: 5.66%

Oil, Gas & Consumable Fuels: 5.66%
Chevron Corporation	51,400	6,309,350
Devon Energy Corporation	113,500	6,452,475
Exxon Mobil Corporation	76,000	6,875,720

		19,637,545

Financials: 25.01%

Capital Markets: 5.69%
Charles Schwab Corporation	286,300	5,685,918
State Street Corporation	212,600	14,069,868

		19,755,786

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

C&B LARGE CAP VALUE PORTFOLIO

Security name	Shares	Value

Commercial Banks: 2.48%
PNC Financial Services Group Incorporated	120,300	$8,618,292

Consumer Finance: 3.10%
American Express Company	142,100	10,758,391

Diversified Financial Services: 5.07%
Bank of America Corporation	398,500	5,443,510
JPMorgan Chase & Company	222,300	12,135,357

		17,578,867

Insurance: 8.67%
Axis Capital Holdings Limited	122,250	5,325,210
Berkshire Hathaway Incorporated Class B †	66,500	7,585,655
RenaissanceRe Holdings Limited	88,200	7,581,672
The Progressive Corporation «	214,700	5,472,703
Willis Group Holdings plc	105,900	4,136,454

		30,101,694

Health Care: 11.85%

Health Care Equipment & Supplies: 3.23%
Baxter International Incorporated	100,600	7,075,198
Becton Dickinson & Company «	42,000	4,142,040

		11,217,238

Health Care Providers & Services: 6.46%
Cardinal Health Incorporated	151,800	7,128,528
Quest Diagnostics Incorporated	147,900	9,146,136
UnitedHealth Group Incorporated	97,900	6,131,477

		22,406,141

Pharmaceuticals: 2.16%
Johnson & Johnson	89,100	7,500,438

Industrials: 12.75%

Aerospace & Defense: 2.87%
Raytheon Company	149,500	9,962,680

Air Freight & Logistics: 1.38%
United Parcel Service Incorporated Class B	55,700	4,784,630

Commercial Services & Supplies: 1.85%
Cintas Corporation «	140,500	6,414,528

Industrial Conglomerates: 2.67%
3M Company	84,200	9,284,734

Machinery: 3.98%
Illinois Tool Works Incorporated	115,600	8,107,028
Parker Hannifin Corporation	57,400	5,726,224

		13,833,252

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	37

C&B LARGE CAP VALUE PORTFOLIO

Security name		Shares	Value

Information Technology: 11.15%

Electronic Equipment, Instruments & Components: 3.28%
Molex Incorporated Class A «		188,200	$4,622,192
TE Connectivity Limited		152,300	6,760,597

			11,382,789

IT Services: 4.35%
Fiserv Incorporated †		75,200	6,554,432
Western Union Company «		521,200	8,537,256

			15,091,688

Semiconductors & Semiconductor Equipment: 2.00%
Lam Research Corporation †		148,900	6,965,542

Software: 1.52%
Microsoft Corporation		151,200	5,273,856

Materials: 3.94%

Containers & Packaging: 3.94%
Ball Corporation		176,140	7,602,202
Rock-Tenn Company Class A		61,700	6,094,726

			13,696,928

Telecommunication Services: 1.37%

Wireless Telecommunication Services: 1.37%
Vodafone Group plc ADR		164,400	4,759,380

Utilities: 1.77%

Electric Utilities: 1.77%
Entergy Corporation		89,100	6,137,208

Total Common Stocks (Cost $250,719,758)			340,166,578

	Dividend yield

Preferred Stocks: 0.59%

Consumer Staples: 0.59%

Household Products: 0.59%
Henkel AG & Company KGaA ADR ±	1.28%	21,300	2,059,331

Total Preferred Stocks (Cost $984,434)			2,059,331

	Yield

Short-Term Investments: 7.67%

Investment Companies: 7.67%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10	4,722,435	4,722,435
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.16	21,906,500	21,906,500

Total Short-Term Investments (Cost $26,628,935)			26,628,935

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

C&B LARGE CAP VALUE PORTFOLIO

		Value

Total investments in securities (Cost $278,333,127) *	106.25%	$368,854,844
Other assets and liabilities, net	(6.25)	(21,700,305)

Total net assets	100.00%	$347,154,539

†	Non-income-earning security

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $287,979,431 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$91,590,177
Gross unrealized depreciation	(10,714,764)

Net unrealized appreciation	$80,875,413

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	39

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 99.19%

Consumer Discretionary: 24.96%

Auto Components: 0.13%
BorgWarner Incorporated †	1,250	$101,338
Delphi Automotive plc	1,900	92,739

		194,077

Automobiles: 0.07%
Tesla Motors Incorporated †	1,091	106,656

Distributors: 0.18%
LKQ Corporation †	10,650	260,712

Hotels, Restaurants & Leisure: 4.56%
Chipotle Mexican Grill Incorporated †	4,160	1,501,760
Marriott International Incorporated Class A	14,300	600,743
McDonald’s Corporation	7,790	752,280
Starbucks Corporation	52,651	3,320,699
Wynn Resorts Limited	4,190	569,379

		6,744,861

Internet & Catalog Retail: 4.18%
Amazon.com Incorporated †	13,010	3,500,080
priceline.com Incorporated †	3,345	2,689,146

		6,189,226

Media: 2.87%
CBS Corporation Class B	36,940	1,828,530
Discovery Communications Incorporated Class A †	11,910	939,223
Liberty Global Incorporated Series C «†	16,040	1,101,788
News Corporation Class A	11,490	368,944

		4,238,485

Multiline Retail: 4.08%
Dollar General Corporation †	38,531	2,034,437
Dollar Tree Incorporated †	53,240	2,557,650
Nordstrom Incorporated	24,450	1,438,149

		6,030,236

Specialty Retail: 5.75%
Bed Bath & Beyond Incorporated †	5,100	348,075
CarMax Incorporated †	34,180	1,598,599
Dick’s Sporting Goods Incorporated	17,625	922,493
GNC Holdings Incorporated Class A «	6,430	289,543
Home Depot Incorporated	21,120	1,661,299
O’Reilly Automotive Incorporated †	6,300	686,133
Ross Stores Incorporated	8,320	534,976
TJX Companies Incorporated	21,490	1,087,609

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Specialty Retail (continued)
Tractor Supply Company	7,290	$816,334
Ulta Salon Cosmetics & Fragrance Incorporated «†	6,140	557,266

		8,502,327

Textiles, Apparel & Luxury Goods: 3.14%
lululemon athletica incorporated «†	17,940	1,395,911
Michael Kors Holdings Limited †	12,765	801,897
Nike Incorporated Class B	11,740	723,888
Ralph Lauren Corporation	4,310	754,638
Under Armour Incorporated Class A «†	6,040	374,480
VF Corporation	3,190	586,513

		4,637,327

Consumer Staples: 6.34%

Beverages: 1.81%
Anheuser-Busch Companies Incorporated ADR	11,410	1,048,807
Constellation Brands Incorporated Class A †	26,410	1,399,994
The Coca-Cola Company	5,620	224,744

		2,673,545

Food & Staples Retailing: 4.14%
Costco Wholesale Corporation	11,940	1,309,460
CVS Caremark Corporation	13,990	805,544
Walgreen Company	15,060	719,266
Whole Foods Market Incorporated	63,340	3,284,812

		6,119,082

Food Products: 0.05%
Mondelez International Incorporated Class A	2,600	77,309

Personal Products: 0.34%
Estee Lauder Companies Incorporated Class A	7,470	506,317

Energy: 4.77%

Energy Equipment & Services: 1.04%
National Oilwell Varco Incorporated	6,795	477,689
Schlumberger Limited	14,566	1,063,755

		1,541,444

Oil, Gas & Consumable Fuels: 3.73%
Concho Resources Incorporated †	16,530	1,382,900
Continental Resources Incorporated †	4,820	391,047
Energy XXI (Bermuda) Limited «	9,640	246,109
Pioneer Natural Resources Company	21,790	3,021,837
The Williams Companies Incorporated	13,205	464,552

		5,506,445

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	41

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Financials: 4.60%

Capital Markets: 1.31%
Ameriprise Financial Incorporated	5,810	$473,631
Northern Trust Corporation	5,440	316,336
TD Ameritrade Holding Corporation	48,540	1,137,778

		1,927,745

Consumer Finance: 1.95%
American Express Company	24,334	1,842,327
Discover Financial Services	22,040	1,044,916

		2,887,243

Diversified Financial Services: 0.76%
Intercontinental Exchange Incorporated «†	6,560	1,123,138

Real Estate Management & Development: 0.58%
CBRE Group Incorporated †	37,080	859,514

Health Care: 13.85%

Biotechnology: 7.07%
Alexion Pharmaceuticals Incorporated †	24,120	2,352,665
Biogen Idec Incorporated †	7,040	1,671,930
BioMarin Pharmaceutical Incorporated †	2,590	162,393
Celgene Corporation †	14,650	1,811,473
Gilead Sciences Incorporated †	62,000	3,377,760
Medivation Incorporated †	1,000	48,560
Onyx Pharmaceuticals Incorporated «†	3,640	347,438
Quintiles Transnational Holdings Incorporated †	583	25,675
Regeneron Pharmaceutical Incorporated †	1,240	299,919
Vertex Pharmaceuticals Incorporated †	4,380	351,758

		10,449,571

Health Care Equipment & Supplies: 0.98%
Covidien plc	16,160	1,027,776
Intuitive Surgical Incorporated †	840	417,925

		1,445,701

Health Care Providers & Services: 2.14%
AmerisourceBergen Corporation	18,653	1,008,754
Catamaran Corporation †	19,590	964,220
Express Scripts Holding Corporation †	5,080	315,570
HCA Holdings Incorporated	22,336	872,444

		3,160,988

Health Care Technology: 1.07%
Cerner Corporation «†	16,170	1,589,188

The accompanying notes are an integral part of these financial statements.

42	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Life Sciences Tools & Services: 0.72%
Agilent Technologies Incorporated	11,290	$513,131
Covance Incorporated †	500	37,290
Mettler-Toledo International Incorporated †	2,380	519,459

		1,069,880

Pharmaceuticals: 1.87%
Allergan Incorporated	12,660	1,259,543
Perrigo Company	1,150	133,297
Sanofi ADR	19,613	1,041,254
Shire plc ADR	3,320	326,920

		2,761,014

Industrials: 11.91%

Aerospace & Defense: 2.75%
Precision Castparts Corporation	10,733	2,296,003
The Boeing Company	5,680	562,434
United Technologies Corporation	12,760	1,210,924

		4,069,361

Air Freight & Logistics: 0.59%
United Parcel Service Incorporated Class B	10,220	877,898

Airlines: 0.04%
Southwest Airlines Company	4,000	56,680

Building Products: 0.29%
Fortune Brands Home & Security Incorporated	4,220	178,422
Masco Corporation	11,960	251,399

		429,821

Electrical Equipment: 0.79%
Eaton Corporation plc	17,580	1,161,335

Industrial Conglomerates: 0.65%
Danaher Corporation	15,660	968,101

Machinery: 1.03%
Cummins Incorporated	7,039	842,076
Deere & Company	3,530	307,498
Flowserve Corporation	2,210	371,567

		1,521,141

Professional Services: 0.13%
Verisk Analytics Incorporated Class A †	3,400	199,988

Road & Rail: 4.38%
Hertz Global Holdings Incorporated «†	43,030	1,111,465
J.B. Hunt Transport Services Incorporated	1,730	127,432
Kansas City Southern Railway Company	10,920	1,208,844

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	43

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name	Shares	Value

Road & Rail (continued)
Norfolk Southern Corporation	8,110	$621,145
Union Pacific Corporation	21,989	3,399,939

		6,468,825

Trading Companies & Distributors: 1.26%
W.W. Grainger Incorporated	7,210	1,856,142

Information Technology: 27.82%

Communications Equipment: 2.24%
Cisco Systems Incorporated	40,300	970,424
Palo Alto Networks Incorporated «†	1,613	78,263
QUALCOMM Incorporated	35,551	2,256,777

		3,305,464

Computers & Peripherals: 3.75%
Apple Incorporated	12,271	5,518,023
EMC Corporation †	1,132	28,028

		5,546,051

Internet Software & Services: 9.44%
Akamai Technologies Incorporated †	5,850	269,802
eBay Incorporated †	86,690	4,689,929
Facebook Incorporated Class A †	10,900	265,415
Google Incorporated Class A †	7,774	6,766,567
LinkedIn Corporation Class A †	6,400	1,072,192
Mercadolibre Incorporated	5,080	582,270
Rackspace Hosting Incorporated «†	8,420	316,003

		13,962,178

IT Services: 7.29%
Accenture plc «	27,560	2,262,952
Alliance Data Systems Corporation «†	9,770	1,730,169
Cognizant Technology Solutions Corporation Class A †	24,200	1,564,530
MasterCard Incorporated Class A	3,730	2,127,033
Visa Incorporated Class A «	17,390	3,097,855

		10,782,539

Semiconductors & Semiconductor Equipment: 2.24%
ARM Holdings plc	16,700	732,796
Avago Technologies Limited	5,470	206,274
Linear Technology Corporation	5,370	201,375
Maxim Integrated Products Incorporated	18,930	558,246
Microchip Technology Incorporated «	37,650	1,373,472
Xilinx Incorporated	5,850	237,803

		3,309,966

The accompanying notes are an integral part of these financial statements.

44	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

DIVERSIFIED LARGE CAP GROWTH PORTFOLIO

Security name		Shares	Value

Software: 2.86%
Citrix Systems Incorporated †		13,960	$898,326
Fortinet Incorporated †		19,000	365,940
Red Hat Incorporated †		11,981	577,844
Salesforce.com Incorporated «†		51,584	2,183,551
SolarWinds Incorporated †		4,820	203,163

			4,228,824

Materials: 4.15%

Chemicals: 4.15%
Airgas Incorporated		3,070	315,872
Ecolab Incorporated		6,680	564,260
Monsanto Company		24,970	2,512,981
Praxair Incorporated		15,740	1,799,554
The Sherwin-Williams Company		4,990	940,765

			6,133,432

Telecommunication Services: 0.79%

Wireless Telecommunication Services: 0.79%
Crown Castle International Corporation †		16,350	1,164,931

Total Common Stocks (Cost $117,121,403)			146,644,708

	Yield
Short-Term Investments: 9.32%

Investment Companies: 9.32%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	539,057	539,057
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.16	13,240,500	13,240,500

Total Short-Term Investments (Cost $13,779,557)			13,779,557

Total investments in securities
(Cost $130,900,960) *	108.51%	160,424,265
Other assets and liabilities, net	(8.51)	(12,578,872)

Total net assets	100.00%	$147,845,393

†	Non-income-earning security

«	All or a portion of this security is on loan.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $131,225,446 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$30,475,643
Gross unrealized depreciation	(1,276,824)

Net unrealized appreciation	$29,198,819

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	45

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.36%

Consumer Discretionary: 15.04%

Diversified Consumer Services: 0.32%
Grand Canyon Education Incorporated †	103,400	$3,321,208

Hotels, Restaurants & Leisure: 2.69%
Fiesta Restaurant Group Incorporated †	27,964	994,679
Life Time Fitness Incorporated «†	42,570	2,121,689
Multimedia Games Holding Company †	358,100	9,163,779
SHFL entertainment Incorporated †	921,817	15,901,343

		28,181,490

Household Durables: 0.36%
SodaStream International Limited «†	58,600	3,738,680

Internet & Catalog Retail: 4.35%
HomeAway Incorporated «†	571,345	17,471,730
Shutterfly Incorporated «†	574,685	28,010,147

		45,481,877

Media: 1.88%
IMAX Corporation «†	758,710	19,658,176

Specialty Retail: 5.44%
Asbury Automotive Group Incorporated †	285,000	11,742,000
DSW Incorporated Class A	260,100	19,244,799
Five Below Incorporated «†	176,036	6,731,617
Hibbett Sports Incorporated «†	70,750	4,034,873
Vitamin Shoppe Incorporated «†	345,580	15,115,669

		56,868,958

Consumer Staples: 2.80%

Food & Staples Retailing: 2.30%
The Fresh Market Incorporated «†	349,070	17,292,928
United Natural Foods Incorporated †	127,500	6,747,300

		24,040,228

Food Products: 0.50%
Annie’s Incorporated «†	133,900	5,210,049

Energy: 4.61%

Oil, Gas & Consumable Fuels: 4.61%
Bonanza Creek Energy Incorporated †	370,600	13,767,790
Diamondback Energy Incorporated †	304,957	10,298,398
Kodiak Oil & Gas Corporation †	670,700	5,888,746
Laredo Petroleum Holdings Incorporated «†	282,331	5,465,928
Oasis Petroleum Incorporated †	343,300	12,757,028

		48,177,890

The accompanying notes are an integral part of these financial statements.

46	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Financials: 6.57%

Capital Markets: 2.98%
Financial Engines Incorporated «	723,830	$31,211,550

Consumer Finance: 1.76%
Portfolio Recovery Associates Incorporated «†	121,200	18,455,124

Diversified Financial Services: 1.83%
MarketAxess Holdings Incorporated	440,351	19,093,619

Health Care: 20.86%

Biotechnology: 2.23%
Aegerion Pharmaceuticals Incorporated «†	81,947	5,968,200
Cepheid Incorporated «†	65,000	2,259,400
Exact Sciences Corporation †	276,140	3,103,814
NPS Pharmaceuticals Incorporated «†	590,300	9,297,225
Raptor Pharmaceutical Corporation «†	362,250	2,749,478

		23,378,117

Health Care Equipment & Supplies: 9.55%
Abaxis Incorporated	90,000	3,960,900
Align Technology Incorporated «†	221,600	7,922,200
Cardiovascular Systems Incorporated †	15,900	325,284
Cynosure Incorporated Class A †	664,578	16,554,638
DexCom Incorporated «†	707,870	14,744,932
Endologix Incorporated «†	1,832,394	24,627,375
HeartWare International Incorporated «†	86,300	7,876,601
Novadaq Technologies Incorporated †	261,824	3,550,333
NxStage Medical Incorporated †	865,760	12,077,352
Spectranetics Corporation †	440,814	8,243,222

		99,882,837

Health Care Providers & Services: 3.30%
Acadia Healthcare Company Incorporated †	434,600	14,511,294
Air Methods Corporation «	170,200	6,372,288
MWI Veterinary Supply Incorporated †	55,300	6,719,503
Team Health Holdings Incorporated †	176,200	6,884,134

		34,487,219

Health Care Technology: 0.82%
HealthStream Incorporated †	52,300	1,400,594
Medidata Solutions Incorporated †	104,400	7,205,688

		8,606,282

Pharmaceuticals: 4.96%
Akorn Incorporated «†	1,789,435	26,000,491
Jazz Pharmaceuticals plc †	259,480	17,636,856
Santarus Incorporated †	369,630	8,231,660

		51,869,007

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	47

EMERGING GROWTH PORTFOLIO

Security name	Shares	Value

Industrials: 14.24%

Building Products: 1.01%
A.O. Smith Corporation	270,000	$10,584,000

Commercial Services & Supplies: 0.66%
InnerWorkings Incorporated «†	641,373	6,952,483

Machinery: 3.19%
Chart Industries Incorporated «†	106,885	10,397,773
Proto Labs Incorporated «†	149,555	8,261,418
The ExOne Company «†	70,611	3,503,718
The Middleby Corporation †	68,550	11,207,240

		33,370,149

Professional Services: 4.95%
Corporate Executive Board Company	233,200	14,269,508
GP Strategies Corporation †	63,936	1,599,039
On Assignment Incorporated †	960,313	25,006,548
The Advisory Board Company †	205,600	10,857,736

		51,732,831

Road & Rail: 2.04%
Genesee & Wyoming Incorporated †	239,310	21,310,556

Trading Companies & Distributors: 2.39%
DXP Enterprises Incorporated †	324,116	19,145,532
MRC Global Incorporated †	204,850	5,815,692

		24,961,224

Information Technology: 34.24%

Communications Equipment: 2.06%
Ixia «†	1,370,341	21,541,761

Computers & Peripherals: 0.49%
Stratasys Limited «†	61,300	5,152,265

Electronic Equipment, Instruments & Components: 0.61%
Methode Electronics Incorporated	358,300	5,636,059
OSI Systems Incorporated †	12,500	723,000

		6,359,059

Internet Software & Services: 9.25%
CoStar Group Incorporated †	146,700	16,402,527
Envestnet Incorporated †	763,430	17,543,621
Marketo Incorporated †	147,693	3,495,893
Mercadolibre Incorporated «	112,430	12,886,727
OpenTable Incorporated «†	131,200	8,751,040
Pandora Media Incorporated †	111,700	1,901,134
SciQuest Incorporated †	631,318	14,488,748
SPS Commerce Incorporated †	393,255	21,223,972

		96,693,662

The accompanying notes are an integral part of these financial statements.

48	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

EMERGING GROWTH PORTFOLIO

Security name		Shares	Value

IT Services: 3.09%
InterXion Holding NV †		453,600	$12,451,320
Maximus Incorporated		113,400	8,463,042
Wex Incorporated «†		154,821	11,436,627

			32,350,989

Semiconductors & Semiconductor Equipment: 1.28%
Entegris Incorporated †		1,007,140	10,494,399
Silicon Laboratories Incorporated †		67,900	2,916,984

			13,411,383

Software: 17.46%
Aspen Technology Incorporated †		374,900	11,479,438
BroadSoft Incorporated «†		229,373	6,358,220
Ellie Mae Incorporated †		439,200	9,833,688
Fleetmatics Group plc «†		561,620	16,708,195
Fortinet Incorporated †		592,200	11,405,772
Guidewire Software Incorporated †		252,201	10,330,153
Imperva Incorporated «†		352,991	14,059,632
Infoblox Incorporated †		447,421	10,885,753
Proofpoint Incorporated †		341,000	6,888,200
PROS Holdings Incorporated †		362,922	10,499,333
Rally Software Development Corporation †		120,154	2,634,977
SolarWinds Incorporated †		365,026	15,385,846
Sourcefire Incorporated «†		348,500	19,502,060
Synchronoss Technologies Incorporated «†		349,401	10,953,721
Tyler Technologies Incorporated †		171,262	11,818,791
Ultimate Software Group Incorporated †		124,670	13,875,771

			182,619,550

Total Common Stocks (Cost $794,650,274)			1,028,702,223

	Yield
Short-Term Investments: 21.86%

Investment Companies: 21.86%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	20,715,310	20,715,310
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(l)(u)	0.16	207,928,654	207,928,654

Total Short-Term Investments (Cost $228,643,964)			228,643,964

Total investments in securities
(Cost $1,023,294,238) *	120.22%	1,257,346,187
Other assets and liabilities, net	(20.22)	(211,474,110)

Total net assets	100.00%	$1,045,872,077

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $1,024,638,708 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$246,389,068
Gross unrealized depreciation	(13,681,589)

Net unrealized appreciation	$232,707,479

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	49

INDEX PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website:

http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/index.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Shares	Value	Percent of net assets

Common Stocks: 97.28%

Consumer Discretionary: 11.49%

Auto Components: 0.35%
Other securities		$9,245,863	0.35%

Automobiles: 0.49%
Other securities		12,887,600	0.49

Distributors: 0.08%
Other securities		2,101,545	0.08

Diversified Consumer Services: 0.07%
Other securities		1,735,566	0.07

Hotels, Restaurants & Leisure: 1.70%
McDonald’s Corporation	175,040	16,903,613	0.65
Other securities		27,470,812	1.05

		44,374,425	1.70

Household Durables: 0.34%
Other securities		8,802,292	0.34

Internet & Catalog Retail: 1.10%
Amazon.com Incorporated †	63,474	17,076,410	0.65
Other securities		11,665,752	0.45

		28,742,162	1.10

Leisure Equipment & Products: 0.14%
Other securities		3,580,685	0.14

Media: 3.46%
Comcast Corporation Class A	460,729	18,498,269	0.71
News Corporation Class A	349,056	11,208,188	0.43
Walt Disney Company	315,143	19,879,220	0.76
Other securities		40,907,085	1.56

		90,492,762	3.46

Multiline Retail: 0.80%
Other securities		20,822,111	0.80

Specialty Retail: 2.28%
Home Depot Incorporated	260,987	20,529,237	0.79
Other securities		38,994,605	1.49

		59,523,842	2.28

The accompanying notes are an integral part of these financial statements.

50	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2013

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Textiles, Apparel & Luxury Goods: 0.68%
Other securities		$17,912,475	0.68%

Consumer Staples: 10.26%

Beverages: 2.28%
Coca-Cola Enterprises Incorporated	45,806	1,702,151	0.07
PepsiCo Incorporated	269,296	21,751,038	0.83
The Coca-Cola Company	669,020	26,754,110	1.02
Other securities		9,398,366	0.36

		59,605,665	2.28

Food & Staples Retailing: 2.31%
CVS Caremark Corporation	214,908	12,374,403	0.47
Wal-Mart Stores Incorporated	291,960	21,850,286	0.84
Other securities		26,096,357	1.00

		60,321,046	2.31

Food Products: 1.73%
Other securities		45,256,398	1.73

Household Products: 2.06%
Procter & Gamble Company	476,816	36,600,396	1.40
Other securities		17,327,895	0.66

		53,928,291	2.06

Personal Products: 0.18%
Other securities		4,614,660	0.18

Tobacco: 1.70%
Altria Group Incorporated	350,825	12,664,783	0.49
Philip Morris International	287,625	26,147,989	1.00
Other securities		5,512,294	0.21

		44,325,066	1.70

Energy: 10.31%

Energy Equipment & Services: 1.73%
Schlumberger Limited	231,850	16,932,006	0.65
Other securities		28,157,900	1.08

		45,089,906	1.73

Oil, Gas & Consumable Fuels: 8.58%
Chevron Corporation	339,102	41,624,771	1.59
ConocoPhillips Company	213,127	13,073,210	0.50
Exxon Mobil Corporation	782,073	70,754,144	2.71
Occidental Petroleum Corporation	140,605	12,945,502	0.50
Other securities		85,763,938	3.28

		224,161,565	8.58

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	51

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Financials: 16.34%

Capital Markets: 2.14%
Goldman Sachs Group Incorporated	76,379	$12,379,508	0.47%
Other securities		43,674,141	1.67

		56,053,649	2.14

Commercial Banks: 2.78%
US Bancorp	325,258	11,403,546	0.44
Wells Fargo & Company (l)	855,642	34,696,282	1.33
Other securities		26,481,183	1.01

		72,581,011	2.78

Consumer Finance: 1.03%
American Express Company	167,753	12,700,580	0.48
Other securities		14,274,422	0.55

		26,975,002	1.03

Diversified Financial Services: 4.00%
Bank of America Corporation	1,888,704	25,799,697	0.99
Citigroup Incorporated	530,422	27,576,640	1.06
JPMorgan Chase & Company	668,093	36,471,197	1.40
Other securities		14,690,228	0.55

		104,537,762	4.00

Insurance: 4.21%
American International Group Incorporated †	257,695	11,457,120	0.44
Berkshire Hathaway Incorporated Class B †	318,372	36,316,694	1.39
Other securities		62,336,736	2.38

		110,110,550	4.21

Real Estate Management & Development: 0.05%
Other securities		1,230,835	0.05

REITs: 2.07%
Other securities		54,010,003	2.07

Thrifts & Mortgage Finance: 0.06%
Other securities		1,518,749	0.06

Health Care: 12.28%

Biotechnology: 2.03%
Amgen Incorporated	130,640	13,133,239	0.50
Gilead Sciences Incorporated †	265,737	14,477,352	0.55
Other securities		25,382,847	0.98

		52,993,438	2.03

Health Care Equipment & Supplies: 2.08%
Other securities		54,258,562	2.08

The accompanying notes are an integral part of these financial statements.

52	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2013

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Health Care Providers & Services: 1.91%
UnitedHealth Group Incorporated	178,903	$11,204,695	0.43
Other securities		38,770,762	1.48

		49,975,457	1.91

Health Care Technology: 0.09%
Other securities		2,511,054	0.09

Life Sciences Tools & Services: 0.48%
Other securities		12,561,790	0.48

Pharmaceuticals: 5.69%
Abbvie Incorporated	275,909	11,778,555	0.45
Bristol-Myers Squibb Company	285,804	13,149,842	0.50
Johnson & Johnson	487,929	41,073,863	1.57
Merck & Company Incorporated	527,561	24,637,099	0.94
Pfizer Incorporated	1,254,868	34,170,056	1.31
Other securities		23,874,364	0.92

		148,683,779	5.69

Industrials: 9.87%

Aerospace & Defense: 2.40%
Boeing Company	118,791	11,762,685	0.45
United Technologies Corporation	147,202	13,969,470	0.53
Other securities		36,971,586	1.42

		62,703,741	2.40

Air Freight & Logistics: 0.71%
Other securities		18,640,507	0.71

Airlines: 0.07%
Other securities		1,800,879	0.07

Building Products: 0.05%
Other securities		1,308,285	0.05

Commercial Services & Supplies: 0.54%
Other securities		14,090,080	0.54

Construction & Engineering: 0.16%
Other securities		4,146,152	0.16

Electrical Equipment: 0.65%
Other securities		16,966,742	0.65

Industrial Conglomerates: 2.33%
3M Company	110,804	12,218,357	0.47
General Electric Company	1,815,043	42,326,803	1.62
Other securities		6,256,617	0.24

		60,801,777	2.33

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	53

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Machinery: 1.74%
Other securities		$45,452,209	1.74%

Professional Services: 0.11%
Other securities		2,827,371	0.11

Road & Rail: 0.92%
Union Pacific Corporation	81,917	12,666,007	0.49
Other securities		11,391,738	0.43

		24,057,745	0.92

Trading Companies & Distributors: 0.19%
Other securities		5,145,261	0.19

Information Technology: 17.60%

Communications Equipment: 1.86%
Cisco Systems Incorporated	930,709	22,411,473	0.86
QUALCOMM Incorporated	299,904	19,037,906	0.73
Other securities		7,075,687	0.27

		48,525,066	1.86

Computers & Peripherals: 3.99%
Apple Incorporated	163,915	73,709,297	2.82
Other securities		30,470,220	1.17

		104,179,517	3.99

Electronic Equipment, Instruments & Components: 0.43%
Other securities		11,347,699	0.43

Internet Software & Services: 2.25%
Google Incorporated Class A †	46,610	40,569,810	1.55
Other securities		18,152,747	0.70

		58,722,557	2.25

IT Services: 3.57%
International Business Machines Corporation	182,868	38,040,201	1.46
Visa Incorporated Class A	90,018	16,035,807	0.61
Other securities		39,109,457	1.50

		93,185,465	3.57

Office Electronics: 0.07%
Other securities		1,877,755	0.07

Semiconductors & Semiconductor Equipment: 1.99%
Intel Corporation	863,336	20,961,798	0.80
Other securities		31,117,822	1.19

		52,079,620	1.99

The accompanying notes are an integral part of these financial statements.

54	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2013

INDEX PORTFOLIO

Security name	Shares	Value	Percent of net assets

Software: 3.44%
Microsoft Corporation	1,315,884	$45,898,034	1.76%
Oracle Corporation	644,578	21,760,953	0.83
Other securities		22,283,660	0.85

		89,942,647	3.44

Materials: 3.29%

Chemicals: 2.39%
Other securities		62,550,773	2.39

Construction Materials: 0.05%
Other securities		1,214,605	0.05

Containers & Packaging: 0.17%
Other securities		4,504,967	0.17

Metals & Mining: 0.54%
Other securities		14,092,618	0.54

Paper & Forest Products: 0.14%
Other securities		3,554,196	0.14

Telecommunication Services: 2.70%

Diversified Telecommunication Services: 2.41%
AT&T Incorporated	958,573	33,540,469	1.28
Verizon Communications Incorporated	498,919	24,187,593	0.93
Other securities		5,279,571	0.20

		63,007,633	2.41

Wireless Telecommunication Services: 0.29%
Other securities		7,482,496	0.29

Utilities: 3.14%

Electric Utilities: 1.78%
Other securities		46,387,063	1.78

Gas Utilities: 0.09%
Other securities		2,485,730	0.09

Independent Power Producers & Energy Traders: 0.11%
Other securities		2,757,707	0.11

Multi-Utilities: 1.16%
Other securities		30,429,328	1.16

Total Common Stocks (Cost $1,714,573,064)		2,541,793,757	97.28

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	55

INDEX PORTFOLIO

Security name	Yield		Shares	Value	Percent of net assets

Short-Term Investments: 4.99%

Investment Companies: 4.82%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		62,769,350	$62,769,350	2.40%
Wells Fargo Securities Lending Cash Investments, LLC (l)(v)(u)(r)	0.16		63,197,126	63,197,126	2.42

				125,966,476	4.82

		Maturity date	Principal
U.S. Treasury Securities: 0.17%
U.S. Treasury Bill #(z)	0.02	6-27-2013	$500,000	499,994	0.02
U.S. Treasury Bill #(z)	0.02	7-5-2013	1,000,000	999,980	0.04
U.S. Treasury Bill #(z)	0.02	7-11-2013	500,000	499,987	0.02
U.S. Treasury Bill #(z)	0.03	7-25-2013	2,500,000	2,499,900	0.09

				4,499,861	0.17

Total Short-Term Investments (Cost $130,466,194)				130,466,337	4.99

Total investments in securities
(Cost $1,845,039,258) *				2,672,260,094	102.27
Other assets and liabilities, net				(59,370,980)	(2.27)

Total net assets				$2,612,889,114	100.00%

†	Non-income-earning security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. Rate represents yield to maturity at time of purchase.

*	Cost for federal income tax purposes is $1,950,870,278 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$901,720,329
Gross unrealized depreciation	(180,330,513)

Net unrealized appreciation	$721,389,816

The accompanying notes are an integral part of these financial statements.

56	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 96.47%

Australia: 0.05%
Westfield Group (Financials, REITs)	5,782	$63,464

Belgium: 4.40%
Anheuser-Busch InBev NV (Consumer Staples, Beverages)	49,726	4,579,032
Telenet Group Holding NV (Telecommunication Services, Diversified Telecommunication Services)	13,115	613,579
UCB SA (Health Care, Pharmaceuticals)	16,564	901,165

		6,093,776

Brazil: 0.37%
BM&F Bovespa SA (Financials, Diversified Financial Services)	76,800	503,801

Canada: 2.65%
Canadian Pacific Railway Limited (Industrials, Road & Rail)	27,798	3,669,058

China: 5.27%
Baidu.com Incorporated ADR (Information Technology, Internet Software & Services) «†	39,958	3,861,541
China Resources Land Limited (Financials, Real Estate Management & Development)	524,500	1,602,448
Tencent Holdings Limited (Information Technology, Internet Software & Services)	46,600	1,834,216

		7,298,205

Denmark: 0.26%
Rockwool International AS B Shares (Industrials, Building Products)	2,608	355,479

France: 7.19%
LVMH Moet Hennessy Louis Vuitton SA (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	4,023	710,638
Pernod-Ricard SA (Consumer Staples, Beverages)	14,175	1,702,458
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	4,437	473,109
Schneider Electric SA (Industrials, Electrical Equipment)	35,178	2,783,681
Unibail-Rodamco SE (Financials, Real Estate Management & Development) «	8,735	2,146,025
Zodiac Aerospace SA (Industrials, Aerospace & Defense)	16,173	2,130,433

		9,946,344

Germany: 18.28%
Allianz AG (Financials, Insurance)	11,889	1,836,452
Bayer AG (Health Care, Pharmaceuticals)	29,764	3,180,800
Beiersdorf AG (Consumer Staples, Personal Products)	24,673	2,225,183
Brenntag AG (Materials, Chemicals)	7,903	1,202,565
Deutsche Post AG (Industrials, Air Freight & Logistics)	118,339	2,982,126
Heidelbergcement AG (Materials, Construction Materials)	28,480	2,146,544
Kabel Deutschland Holding AG (Consumer Discretionary, Media)	29,312	2,759,979
Linde AG (Materials, Chemicals) «	29,788	5,705,704
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	17,467	3,258,029

		25,297,382

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	57

INTERNATIONAL GROWTH PORTFOLIO

Security name	Shares	Value

Hong Kong: 4.94%
AIA Group Limited (Financials, Insurance)	1,013,200	$4,479,352
Beijing Enterprises Holdings Limited (Financials, Diversified Financial Services)	164,000	1,335,175
Hong Kong Land Holdings Limited (Financials, Real Estate Management & Development)	122,966	850,120
Sino Land Company (Financials, Real Estate Management & Development)	116,750	173,019

		6,837,666

India: 0.31%
Coal India Limited (Energy, Oil, Gas & Consumable Fuels)	75,394	432,688

Indonesia: 0.64%
PT Bank Rakyat Indonesia Tbk (Financials, Commercial Banks)	982,500	888,409

Ireland: 3.61%
Covidien plc (Health Care, Health Care Equipment & Supplies)	52,162	3,317,503
CRH plc (Materials, Construction Materials)	79,495	1,678,725

		4,996,228

Japan: 12.61%
Credit Saison Company Limited (Financials, Consumer Finance)	9,900	230,835
Honda Motor Company Limited (Consumer Discretionary, Automobiles)	119,100	4,421,558
Ishikawajima-Harima Heavy Industries Company Limited (Industrials, Machinery)	256,000	936,331
Japan Tobacco Incorporated (Consumer Staples, Tobacco)	118,600	4,036,313
Mitsubishi Heavy Industries Limited (Industrials, Machinery)	51,000	312,179
NGK Insulators Limited (Industrials, Electrical Equipment)	153,000	1,906,973
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	135,500	1,463,256
Ono Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	14,200	987,444
ORIX Corporation (Financials, Consumer Finance)	15,100	200,256
Takeda Pharmaceutical Company Limited (Health Care, Pharmaceuticals)	15,400	682,564
Toyota Motor Corporation (Consumer Discretionary, Automobiles)	39,000	2,276,013

		17,453,722

Malaysia: 0.14%
Astro Malaysia Holdings Bhd (Consumer Discretionary, Media)	188,000	196,043

Netherlands: 4.51%
Koninklijke Vopak NV (Industrials, Transportation Infrastructure) «	15,803	953,548
Unilever NV (Consumer Staples, Food Products) «	109,656	4,479,866
Ziggo NV (Telecommunication Services, Diversified Telecommunication Services)	21,977	799,752

		6,233,166

Nigeria: 0.58%
Nigerian Breweries plc (Consumer Staples, Beverages)	712,597	801,784

Singapore: 0.53%
Global Logistic Properties Limited (Financials, Real Estate Management & Development)	330,000	729,835

South Korea: 0.62%
Samsung Electronics Company Limited (Information Technology, Semiconductors & Semiconductor Equipment)	640	862,310

The accompanying notes are an integral part of these financial statements.

58	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

INTERNATIONAL GROWTH PORTFOLIO

Security name		Shares	Value

Spain: 0.54%
Grifols SA (Health Care, Biotechnology)		19,481	$713,334
Grifols SA B Shares (Health Care, Biotechnology)		1,237	33,764

			747,098

Switzerland: 11.21%
Actelion Limited (Health Care, Biotechnology)		3,811	227,639
Credit Suisse Group AG (Financials, Capital Markets)		57,586	1,702,029
Holcim Limited (Materials, Construction Materials)		23,953	1,857,794
Nestle SA (Consumer Staples, Food Products)		65,964	4,369,758
Roche Holdings AG (Health Care, Pharmaceuticals)		11,225	2,783,086
Swiss Reinsurance AG (Financials, Insurance)		19,976	1,466,926
UBS AG (Financials, Diversified Financial Services)		104,795	1,838,732
Zurich Financial Services AG (Financials, Insurance)		4,808	1,271,556

			15,517,520

United Kingdom: 14.67%
British Land Company plc (Financials, REITs)		104,568	962,225
Diageo plc (Consumer Staples, Beverages)		23,023	680,096
HSBC Holdings plc (Financials, Commercial Banks)		267,020	2,929,484
Imperial Tobacco Group plc (Consumer Staples, Tobacco)		72,425	2,598,952
Intercontinental Hotels Group plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		18,030	519,016
Johnson Matthey plc (Materials, Chemicals)		38,216	1,474,121
Land Securities Group plc (Financials, REITs)		124,162	1,751,382
Meggitt plc (Industrials, Aerospace & Defense)		162,453	1,307,121
Prudential plc (Financials, Insurance)		46,127	775,907
Rolls-Royce Holdings plc (Industrials, Aerospace & Defense)		82,391	1,494,502
Rolls-Royce Holdings plc Preference C Shares (Industrials, Aerospace & Defense) †(a)		6,583,199	10,003
SABMiller plc (Consumer Staples, Beverages)		60,065	3,021,822
Standard Chartered plc (Financials, Commercial Banks)		44,155	1,022,377
WPP plc (Consumer Discretionary, Media)		102,896	1,751,706

			20,298,714

United States: 3.09%
Liberty Global Incorporated Class A (Consumer Discretionary, Media) «†		17,003	1,253,121
Schlumberger Limited (Energy, Energy Equipment & Services)		32,549	2,377,053
Virgin Media Incorporated (Consumer Discretionary, Media) «		13,033	647,219

			4,277,393

Total Common Stocks (Cost $112,585,171)			133,500,085

	Dividend yield
Preferred Stocks: 1.70%

Germany: 1.70%
Henkel AG & Company KGaA Vorzug (Consumer Staples, Household Products) ±	1.30%	24,465	2,354,322

Total Preferred Stocks (Cost $1,831,223)			2,354,322

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	59

INTERNATIONAL GROWTH PORTFOLIO

Security name	Yield	Shares	Value

Short-Term Investments: 8.73%

Investment Companies: 8.73%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	2,604,948	$2,604,948
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.16	9,480,030	9,480,030

Total Short-Term Investments (Cost $12,084,978)			12,084,978

Total investments in securities
(Cost $126,501,372) *	106.90%	147,939,385
Other assets and liabilities, net	(6.90)	(9,544,645)

Total net assets	100.00%	$138,394,740

†	Non-income-earning security

«	All or a portion of this security is on loan.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	Security is fair valued by the Management Valuation Team and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is $127,125,230 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$22,315,107
Gross unrealized depreciation	(1,500,952)

Net unrealized appreciation	$20,814,155

The	following table shows the percent of total long-term investments by sector as of May 31, 2013 (unaudited):

Financials	23.56%
Consumer Staples	22.71
Industrials	13.87
Consumer Discretionary	11.78
Materials	10.35
Health Care	9.79
Information Technology	4.83
Energy	2.07
Telecommunication Services	1.04

100.00%

The accompanying notes are an integral part of these financial statements.

60	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.88%

Australia: 4.71%
Arrium Limited (Materials, Metals & Mining)	1,531,700	$1,156,730
Bendigo Bank Limited (Financials, Commercial Banks)	272,500	2,557,082
Boart Longyear Group (Energy, Energy Equipment & Services)	199,991	128,413
Cabcharge Australia Limited (Industrials, Commercial Services & Supplies)	207,386	787,863
Challenger Financial Services Group Limited (Financials, Diversified Financial Services)	475,400	1,825,014
Downer EDI Limited (Industrials, Commercial Services & Supplies)	518,900	1,828,555
Leighton Holdings Limited (Industrials, Construction & Engineering)	66,900	1,110,319
Lend Lease Corporation Limited (Financials, Real Estate Management & Development)	350,500	3,335,501
Metcash Limited (Consumer Staples, Food & Staples Retailing)	536,500	1,976,384
Mincor Resources NL (Materials, Metals & Mining) (i)	570,994	282,511
Myer Holdings Limited (Consumer Discretionary, Multiline Retail)	577,400	1,343,744
Sally Malay Mining Limited (Materials, Metals & Mining)	368,800	79,994
Seven Network Limited (Industrials, Trading Companies & Distributors)	165,800	1,157,635
Toll Holdings Limited (Industrials, Air Freight & Logistics)	283,600	1,302,327
United Construction Group Limited (Industrials, Construction & Engineering)	152,800	1,031,170

		19,903,242

Austria: 1.36%
OMV AG (Energy, Oil, Gas & Consumable Fuels) «	41,100	1,895,893
RHI AG (Materials, Chemicals)	64,721	2,264,080
Voestalpine AG (Materials, Metals & Mining)	47,700	1,580,793

		5,740,766

Belgium: 1.32%
Delhaize Group SA (Consumer Staples, Food & Staples Retailing) «	39,400	2,512,441
KBC Groep NV (Financials, Commercial Banks)	53,400	2,116,800
Tessenderlo Chemie NV (Materials, Chemicals) «	33,085	940,141

		5,569,382

Brazil: 1.47%
Banco do Brasil SA (Financials, Commercial Banks)	130,500	1,547,623
Companhia de Saneamento Basico do Estado de Sao Paulo (Utilities, Water Utilities)	253,200	3,177,708
Companhia de Saneamento de Minas Gerais SA (Utilities, Water Utilities)	72,400	1,504,249

		6,229,580

Canada: 2.45%
Magna International Incorporated Class A (Consumer Discretionary, Auto Components) «	65,800	4,388,148
Metro Incorporated (Consumer Staples, Food & Staples Retailing)	48,400	3,240,361
WestJet Airlines Limited (Industrials, Airlines)	120,000	2,747,818

		10,376,327

China: 2.27%
China BlueChemical Limited (Materials, Chemicals)	1,984,000	1,223,769
China Communications Services Corporation Limited (Telecommunication Services, Diversified Telecommunication Services)	2,836,000	1,855,986
China Petroleum & Chemical Corporation (Energy, Oil, Gas & Consumable Fuels)	4,705,000	4,798,364
China Railway Construction Corporation Limited (Industrials, Construction & Engineering)	1,747,500	1,727,123

		9,605,242

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	61

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Czech Republic: 0.38%
CEZ AS (Utilities, Electric Utilities)	57,500	$1,593,099

Denmark: 0.20%
H. Lundbeck A/S (Health Care, Pharmaceuticals) «	44,500	858,843

Finland: 0.40%
TietoEnator Oyj (Information Technology, IT Services)	82,700	1,695,279

France: 8.64%
Alstom SA (Industrials, Machinery)	38,800	1,460,325
AXA SA (Financials, Insurance)	93,100	1,879,661
BNP Paribas SA (Financials, Commercial Banks)	49,100	2,873,311
Compagnie Generale des Etablissements Michelin Class B (Consumer Discretionary, Auto Components) «	24,000	2,094,486
Credit Agricole SA (Financials, Commercial Banks) †	219,328	2,056,396
Renault SA (Consumer Discretionary, Automobiles)	40,500	3,125,801
Sanofi-Aventis SA (Health Care, Pharmaceuticals)	61,400	6,546,969
SCOR SE (Financials, Insurance)	109,700	3,213,911
Societe Generale SA (Financials, Commercial Banks) «	39,000	1,555,403
Societe Television Francaise 1 SA (Consumer Discretionary, Media)	133,100	1,508,183
Thales SA (Industrials, Aerospace & Defense) «	59,100	2,868,527
Total SA (Energy, Oil, Gas & Consumable Fuels)	93,700	4,683,438
Vivendi SA (Consumer Discretionary, Media)	134,746	2,637,297

		36,503,708

Germany: 7.86%
Allianz AG (Financials, Insurance)	35,700	5,514,453
BASF SE (Materials, Chemicals)	46,500	4,506,561
Daimler AG (Consumer Discretionary, Automobiles)	69,300	4,401,520
Deutsche Bank AG (Financials, Commercial Banks) «	41,200	1,914,229
E.ON SE (Utilities, Electric Utilities)	87,200	1,469,418
Hannover Rueckversicherung AG (Financials, Insurance) «	31,000	2,333,784
Metro AG (Consumer Staples, Food & Staples Retailing)	49,800	1,688,457
Muenchener Rueckversicherungs-Gesellschaft AG (Financials, Insurance)	19,700	3,674,539
Norddeutsche Affinerie AG (Materials, Metals & Mining)	25,900	1,554,658
RWE AG (Utilities, Multi-Utilities)	40,900	1,395,529
Volkswagen AG (Consumer Discretionary, Automobiles)	22,600	4,787,724

		33,240,872

Hong Kong: 1.64%
Guangdong Investment Limited (Utilities, Water Utilities)	1,401,000	1,226,078
Johnson Electric Holdings Limited (Industrials, Electrical Equipment)	1,133,500	742,465
Kingboard Laminates Holdings Limited (Information Technology, Electronic Equipment, Instruments & Components)	2,204,000	927,549
Lonking Holdings Limited (Industrials, Machinery)	3,973,000	894,998
Wheelock & Company (Financials, Real Estate Management & Development)	336,000	1,869,973
Yue Yuen Industrial Holdings Limited (Consumer Discretionary, Textiles, Apparel & Luxury Goods)	429,500	1,251,456

		6,912,519

India: 0.86%
Gail Limited (Utilities, Gas Utilities)	400	13,104
Tata Motors Limited ADR (Consumer Discretionary, Automobiles) «	83,800	2,298,634
Tata Steel Limited GDR (Industrials, Machinery) (i)	245,900	1,307,951

		3,619,689

The accompanying notes are an integral part of these financial statements.

62	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Indonesia: 0.33%
PT Japfa Comfeed Indonesia Tbk (Consumer Staples, Food Products) (i)	6,962,500	$1,406,683

Ireland: 0.52%
Irish Life & Permanent Group Holdings plc (Financials, Insurance) †	111,500	5,072
Smurfit Kappa Group plc - Ireland Exchange (Materials, Containers & Packaging)	130,200	2,184,284

		2,189,356

Israel: 1.06%
Bank Hapoalim Limited (Financials, Commercial Banks) †	542,900	2,512,092
Teva Pharmaceutical Industries Limited (Health Care, Pharmaceuticals)	51,404	1,969,088

		4,481,180

Italy: 1.44%
Enel SpA (Utilities, Electric Utilities)	688,400	2,591,077
ENI SpA (Energy, Oil, Gas & Consumable Fuels)	153,300	3,486,272

		6,077,349

Japan: 17.71%
Adeka Corporation (Materials, Chemicals)	203,200	1,823,983
Aisin Seiki Company Limited (Consumer Discretionary, Auto Components)	46,400	1,677,387
Aozora Bank Limited (Financials, Commercial Banks)	588,000	1,697,121
China Bank Limited (Financials, Commercial Banks)	208,000	1,294,276
DCM Japan Holdings Company Limited (Consumer Discretionary, Specialty Retail)	134,500	1,020,699
Eizo Nanao Corporation (Information Technology, Computers & Peripherals)	63,300	1,176,249
Fukuoka Financial Group Incorporated (Financials, Commercial Banks)	378,000	1,534,000
Hitachi Capital Corporation (Financials, Consumer Finance)	57,700	1,276,735
Itochu Corporation (Industrials, Trading Companies & Distributors)	200,700	2,487,193
JX Holdings Incorporated (Energy, Oil, Gas & Consumable Fuels)	408,000	1,982,166
KDDI Corporation (Telecommunication Services, Wireless Telecommunication Services)	120,000	5,413,672
Kyorin Company Limited (Health Care, Pharmaceuticals)	99,000	2,182,805
Maeda Road Construction Company Limited (Industrials, Construction & Engineering)	148,000	1,953,354
Marubeni Corporation (Industrials, Trading Companies & Distributors)	516,000	3,562,870
Miraca Holdings Incorporated (Health Care, Health Care Providers & Services)	25,100	1,083,151
Mitsubishi Corporation (Industrials, Trading Companies & Distributors)	35,500	613,522
Mitsui & Company Limited (Industrials, Trading Companies & Distributors)	147,100	1,842,262
Mizuho Financial Group Incorporated (Financials, Commercial Banks)	1,831,300	3,486,636
Nichirei Corporation (Consumer Staples, Food Products)	265,000	1,310,785
Nihon Kohden Corporation (Health Care, Health Care Equipment & Supplies)	21,100	754,690
Nippon Electric Glass Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	107,000	540,806
Nippon Telegraph & Telephone Corporation (Telecommunication Services, Diversified Telecommunication Services)	74,600	3,679,271
Nissan Motor Company Limited (Consumer Discretionary, Automobiles)	151,400	1,634,959
NTT DoCoMo Incorporated (Telecommunication Services, Wireless Telecommunication Services)	1,400	2,045,423
Otsuka Holdings Company Limited (Health Care, Pharmaceuticals)	133,900	4,295,280
Rengo Company Limited (Materials, Containers & Packaging)	208,000	1,026,626
Ryosan Company Limited (Information Technology, Electronic Equipment, Instruments & Components)	16,200	300,671
Saizeriya Company Limited (Consumer Discretionary, Hotels, Restaurants & Leisure)	99,800	1,296,987
Sankyu Incorporated (Industrials, Road & Rail)	313,000	1,162,249
Shionogi & Company Limited (Health Care, Pharmaceuticals)	79,300	1,482,547
Sojitz Corporation (Industrials, Trading Companies & Distributors)	678,000	1,168,537
Sumitomo Corporation (Consumer Discretionary, Distributors)	285,000	3,563,281

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	63

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

Japan (continued)
Sumitomo Mitsui Financial Group Incorporated (Financials, Commercial Banks)	100,400	$3,963,769
The Keiyo Bank Limited (Financials, Commercial Banks)	62,000	304,607
Toshiba TEC Corporation (Information Technology, Office Electronics)	234,000	1,193,270
Toyo Tire & Rubber Company Limited (Consumer Discretionary, Auto Components)	325,000	1,784,964
Tsuruha Holdings Incorporated (Consumer Staples, Food & Staples Retailing)	29,400	2,367,050
West Japan Railway Company (Industrials, Road & Rail)	45,400	1,888,160
Yokohama Rubber Company Limited (Consumer Discretionary, Auto Components)	297,000	2,975,181

		74,847,194

Liechtenstein: 0.13%
Verwaltungs-und Privat-Bank AG (Financials, Capital Markets) (i)	7,800	568,533

Malaysia: 0.49%
Tenaga Nasional Berhad (Utilities, Electric Utilities)	772,000	2,079,038

Netherlands: 2.51%
Aegon NV (Financials, Insurance) «	334,000	2,278,814
ING Groep NV (Financials, Diversified Financial Services) †	237,100	2,210,885
Koninklijke Ahold NV (Consumer Staples, Food & Staples Retailing)	285,600	4,630,705
Koninklijke DSM NV (Materials, Chemicals)	20,300	1,331,894
Nutreco NV (Consumer Staples, Food Products)	3,480	147,698

		10,599,996

Norway: 1.65%
Atea ASA (Information Technology, IT Services)	158,200	1,587,657
DnB Nor ASA (Financials, Commercial Banks)	98,900	1,599,328
Statoil ASA (Energy, Oil, Gas & Consumable Fuels)	61,700	1,393,159
Yara International ASA (Materials, Chemicals)	53,600	2,393,462

		6,973,606

Poland: 0.70%
Asseco Poland SA (Information Technology, Software) «	101,800	1,306,265
KGHM Polska Miedz SA (Materials, Metals & Mining)	36,500	1,630,667

		2,936,932

Russia: 1.51%
Gazprom Neft Sponsored ADR (Energy, Oil, Gas & Consumable Fuels) (i)	150,900	2,833,661
Lukoil ADR (Energy, Oil, Gas & Consumable Fuels)	60,400	3,551,798

		6,385,459

Singapore: 0.45%
United Overseas Bank Limited (Financials, Commercial Banks)	113,000	1,908,576

South Africa: 0.32%
Absa Group Limited (Financials, Commercial Banks)	92,100	1,362,103

The accompanying notes are an integral part of these financial statements.

64	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

INTERNATIONAL VALUE PORTFOLIO

Security name	Shares	Value

South Korea: 2.00%
Industrial Bank of Korea (Financials, Commercial Banks)	192,500	$2,115,408
SK Telecom Company Limited (Telecommunication Services, Wireless Telecommunication Services)	22,300	4,117,146
Woori Finance Holdings Company Limited (Financials, Commercial Banks)	212,200	2,210,218

		8,442,772

Spain: 1.97%
Banco Bilbao Vizcaya Argentaria SA (Financials, Commercial Banks)	185,200	1,735,829
Banco Santander Central Hispano SA (Financials, Commercial Banks)	429,681	3,073,178
Repsol YPF SA (Energy, Oil, Gas & Consumable Fuels)	123,800	2,816,953
Telefonica SA (Telecommunication Services, Diversified Telecommunication Services)	52,400	720,969

		8,346,929

Sweden: 2.10%
Boliden AB (Materials, Metals & Mining)	169,300	2,412,598
Nordea Bank AB (Financials, Commercial Banks)	177,300	2,178,307
Saab AB (Industrials, Aerospace & Defense)	113,500	2,340,569
Telefonaktiebolaget LM Ericsson Class B Shares (Information Technology, Communications Equipment)	165,700	1,946,454

		8,877,928

Switzerland: 6.25%
Baloise Holding AG (Financials, Insurance)	28,800	2,819,018
Credit Suisse Group AG (Financials, Capital Markets)	184,595	5,455,944
Georg Fischer AG (Industrials, Machinery)	3,000	1,378,124
Novartis AG (Health Care, Pharmaceuticals)	48,000	3,438,336
Roche Holdings AG (Health Care, Pharmaceuticals)	21,200	5,256,251
Swiss Reinsurance AG (Financials, Insurance)	48,500	3,561,569
Zurich Financial Services AG (Financials, Insurance)	17,100	4,522,379

		26,431,621

Taiwan: 0.34%
Powertech Technology Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	794,000	1,428,185

Thailand: 0.58%
Bangchak Petroleum plc (Energy, Oil, Gas & Consumable Fuels)	2,188,900	2,458,220

United Kingdom: 20.26%
Alent plc (Materials, Chemicals)	145,400	818,732
AMEC plc (Energy, Energy Equipment & Services)	27,600	426,548
Amlin plc (Financials, Insurance)	279,000	1,758,998
AstraZeneca plc (Health Care, Pharmaceuticals)	140,400	7,183,454
Aviva plc (Financials, Insurance)	314,900	1,582,478
BAE Systems plc (Industrials, Aerospace & Defense)	684,100	4,181,926
Barclays plc (Financials, Commercial Banks)	715,000	3,424,942
Bodycote plc (Industrials, Construction & Engineering)	302,400	2,510,775
BP plc (Energy, Oil, Gas & Consumable Fuels)	694,200	4,961,588
BT Group plc (Telecommunication Services, Diversified Telecommunication Services)	1,124,900	5,118,915
Carillion plc (Industrials, Construction & Engineering)	184,100	713,940
Centrica plc (Utilities, Gas Utilities)	194,400	1,117,935
Chemring Group plc (Industrials, Aerospace & Defense)	247,200	1,060,681
Cobham plc (Industrials, Aerospace & Defense)	511,842	2,209,382
Debenhams plc (Consumer Discretionary, Multiline Retail)	1,238,200	1,758,084

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	65

INTERNATIONAL VALUE PORTFOLIO

Security name		Shares	Value

United Kingdom (continued)
Firstgroup plc (Industrials, Road & Rail) «		254,700	$483,352
GlaxoSmithKline plc (Health Care, Pharmaceuticals)		57,700	1,492,882
Greene King plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		93,500	1,082,179
Home Retail Group plc (Consumer Discretionary, Internet & Catalog Retail) «		290,000	685,740
Inchcape plc (Consumer Discretionary, Distributors)		319,200	2,640,826
J Sainsbury plc (Consumer Staples, Food & Staples Retailing)		706,400	4,007,632
Kesa Electricals plc (Consumer Discretionary, Specialty Retail)		679,100	735,174
Marks & Spencer Group plc (Consumer Discretionary, Multiline Retail)		380,200	2,690,658
Marston’s plc (Consumer Discretionary, Hotels, Restaurants & Leisure)		632,790	1,368,741
Old Mutual plc (Financials, Insurance)		982,800	3,035,206
Pace plc (Consumer Discretionary, Household Durables)		374,800	1,435,066
Premier Foods plc (Consumer Staples, Food Products) †		31,510	34,471
Royal & Sun Alliance Insurance Group plc (Financials, Insurance)		443,900	772,814
Royal Dutch Shell plc Class A (Energy, Oil, Gas & Consumable Fuels) «		14,300	477,509
Royal Dutch Shell plc Class B (Energy, Oil, Gas & Consumable Fuels)		264,000	9,100,846
Tesco plc (Consumer Staples, Food & Staples Retailing)		655,700	3,630,863
Tullett Prebon plc (Financials, Capital Markets)		279,500	1,242,301
Vesuvius plc (Industrials, Machinery)		145,400	835,840
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services)		1,962,500	5,687,539
WH Smith plc (Consumer Discretionary, Specialty Retail)		223,600	2,556,159
William Morrison Supermarkets plc (Consumer Staples, Food & Staples Retailing)		679,700	2,823,424
Wolseley plc (Industrials, Trading Companies & Distributors)		76	3,864

			85,651,464

Total Common Stocks (Cost $415,089,062)			405,301,672

	Dividend yield
Preferred Stocks: 0.84%

Brazil: 0.84%
Banco do Estado do Rio Grande do Sul SA (Financials, Commercial Banks)	3.25%	173,300	1,360,152
Companhia Energetica de Minas Gerais SA (Utilities, Oil, Gas & Consumable Fuels)	7.23	83,400	843,031
Companhia Vale Do Rio Doce Class A (Materials, Metals & Mining)	5.39	100,100	1,338,998

Total Preferred Stocks (Cost $4,315,416)			3,542,181

	Yield
Short-Term Investments: 5.89%

Investment Companies: 5.89%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10	4,072,470	4,072,470
Wells Fargo Securities Lending Cash Investments, LLC (r)(v)(l)(u)	0.16	20,840,881	20,840,881

Total Short-Term Investments (Cost $24,913,351)			24,913,351

Total investments in securities
(Cost $444,317,829) *	102.61%	433,757,204
Other assets and liabilities, net	(2.61)	(11,026,352)

Total net assets	100.00%	$422,730,852

The accompanying notes are an integral part of these financial statements.

66	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

INTERNATIONAL VALUE PORTFOLIO

†	Non-income-earning security

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

«	All or a portion of this security is on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $445,677,500 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$51,298,745
Gross unrealized depreciation	(63,219,041)

Net unrealized depreciation	$(11,920,296)

The	following table shows the percent of total long-term investments by sector as of May 31, 2013 (unaudited):

Financials	25.71%
Consumer Discretionary	13.88
Industrials	12.07
Energy	11.01
Health Care	8.94
Consumer Staples	7.28
Telecommunication Services	7.00
Materials	6.99
Utilities	4.16
Information Technology	2.96

100.00%

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	67

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 98.35%

Consumer Discretionary: 9.57%

Automobiles: 0.81%
General Motors Company †	23,474	$795,533

Household Durables: 2.98%
Harman International Industries Incorporated	20,045	1,064,390
Newell Rubbermaid Incorporated	69,252	1,872,572

		2,936,962

Media: 3.83%
DIRECTV Group Incorporated †	19,065	1,165,445
Lamar Advertising Company Class A †	29,981	1,401,012
Walt Disney Company	19,065	1,202,620

		3,769,077

Specialty Retail: 1.95%
Bed Bath & Beyond Incorporated †	27,075	1,847,869
CST Brands Incorporated †	2,288	69,533

		1,917,402

Consumer Staples: 5.16%

Beverages: 1.46%
PepsiCo Incorporated	17,810	1,438,514

Food & Staples Retailing: 2.26%
CVS Caremark Corporation	38,638	2,224,776

Household Products: 1.44%
Procter & Gamble Company	18,494	1,419,599

Energy: 14.05%

Energy Equipment & Services: 1.15%
National Oilwell Varco Incorporated	16,133	1,134,150

Oil, Gas & Consumable Fuels: 12.90%
Chevron Corporation	37,081	4,551,693
ConocoPhillips Company	19,859	1,218,151
Continental Resources Incorporated «†	23,275	1,888,301
Denbury Resources Incorporated «†	52,642	965,981
Noble Energy Incorporated	16,618	958,028
Peabody Energy Corporation	23,327	458,842
Valero Energy Corporation	20,595	836,775
Whiting Petroleum Corporation †	39,392	1,814,789

		12,692,560

Financials: 29.08%

Capital Markets: 1.47%
Goldman Sachs Group Incorporated	8,905	1,443,322

The accompanying notes are an integral part of these financial statements.

68	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Commercial Banks: 8.73%
Comerica Incorporated	35,926	$1,418,718
First Republic Bank Corporation	39,770	1,477,853
KeyCorp	141,158	1,521,683
PNC Financial Services Group Incorporated	27,949	2,002,266
SVB Financial Group †	13,273	1,027,197
Synovus Financial Corporation	418,828	1,147,589

		8,595,306

Consumer Finance: 1.26%
SLM Corporation	52,158	1,238,231

Diversified Financial Services: 5.09%
Bank of America Corporation	156,648	2,139,812
Citigroup Incorporated	55,233	2,871,564

		5,011,376

Insurance: 8.55%
ACE Limited	10,711	960,562
American International Group Incorporated †	48,170	2,141,638
MetLife Incorporated	40,512	1,791,036
The Hartford Financial Services Group Incorporated	71,373	2,186,155
The Travelers Companies Incorporated	15,990	1,338,683

		8,418,074

REITs: 3.98%
American Tower Corporation	24,398	1,899,140
Realty Income Corporation «	24,730	1,123,979
Weyerhaeuser Company	29,818	889,173

		3,912,292

Health Care: 9.33%

Health Care Equipment & Supplies: 2.01%
Medtronic Incorporated	20,097	1,025,149
Stryker Corporation	14,299	949,311

		1,974,460

Health Care Providers & Services: 1.52%
CIGNA Corporation	22,068	1,498,417

Pharmaceuticals: 5.80%
Johnson & Johnson	26,397	2,222,099
Merck & Company Incorporated	23,632	1,103,614
Pfizer Incorporated	87,379	2,379,330

		5,705,043

Industrials: 11.92%

Aerospace & Defense: 1.00%
Triumph Group Incorporated	12,718	987,553

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	69

LARGE COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Airlines: 2.03%
Southwest Airlines Company	140,538	$1,991,423

Construction & Engineering: 1.07%
URS Corporation	21,797	1,055,847

Electrical Equipment: 2.02%
Eaton Corporation plc	30,027	1,983,584

Industrial Conglomerates: 1.72%
General Electric Company	72,651	1,694,221

Machinery: 3.08%
Dover Corporation	26,830	2,099,448
Stanley Black & Decker Incorporated	11,751	930,914

		3,030,362

Trading Companies & Distributors: 1.00%
WESCO International Incorporated †	13,266	985,133

Information Technology: 8.97%

Communications Equipment: 0.42%
JDS Uniphase Corporation †	30,295	412,618

Computers & Peripherals: 1.63%
EMC Corporation †	64,749	1,603,185

Internet Software & Services: 1.05%
Google Incorporated Class A †	1,184	1,030,565

Semiconductors & Semiconductor Equipment: 2.91%
Broadcom Corporation Class A	26,248	942,566
Maxim Integrated Products Incorporated	30,634	903,397
Skyworks Solutions Incorporated †	42,942	1,024,596

		2,870,559

Software: 2.96%
Electronic Arts Incorporated †	64,667	1,486,694
Symantec Corporation †	63,806	1,428,616

		2,915,310

Materials: 3.46%

Chemicals: 3.46%
Ashland Incorporated	17,301	1,538,405
Dow Chemical Company	32,211	1,109,991
Westlake Chemical Corporation «	8,054	752,244

		3,400,640

The accompanying notes are an integral part of these financial statements.

70	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

LARGE COMPANY VALUE PORTFOLIO

Security name		Shares	Value

Telecommunication Services: 2.60%

Diversified Telecommunication Services: 2.60%
AT&T Incorporated		26,666	$933,043
Verizon Communications Incorporated		33,537	1,625,874

			2,558,917

Utilities: 4.21%

Independent Power Producers & Energy Traders: 1.71%
AES Corporation		137,776	1,680,867

Multi-Utilities: 1.23%
Dominion Resources Incorporated		21,447	1,212,828

Water Utilities: 1.27%
Aqua America Incorporated		40,089	1,246,367

Total Common Stocks (Cost $85,593,161)			96,785,073

	Yield
Short-Term Investments: 4.73%

Investment Companies: 4.73%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	1,539,327	1,539,327
Wells Fargo Securities Lending Cash Investments, LLC (v)(r)(l)(u)	0.16	3,109,900	3,109,900

Total Short-Term Investments (Cost $4,649,227)			4,649,227

Total investments in securities
(Cost $90,242,388) *	103.08%	101,434,300
Other assets and liabilities, net	(3.08)	(3,028,708)

Total net assets	100.00%	$98,405,592

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.
*	Cost for federal income tax purposes is $91,289,220 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$11,642,351
Gross unrealized depreciation	(1,497,271)

Net unrealized appreciation	$10,145,080

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	71

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Common Stocks: 95.52%

Consumer Discretionary: 14.39%

Hotels, Restaurants & Leisure: 2.35%
Del Frisco’s Restaurant Group Incorporated †	79,940	$1,486,081
Ruby Tuesday Incorporated †«	109,040	1,008,620
SHFL entertainment Incorporated †	123,570	2,131,583

		4,626,284

Household Durables: 1.39%
Ethan Allen Interiors Incorporated «	46,750	1,466,548
Taylor Morrison Home Corporation Class A †	48,980	1,265,153

		2,731,701

Leisure Equipment & Products: 1.59%
Arctic Cat Incorporated «	37,170	1,742,901
Brunswick Corporation	41,030	1,377,377

		3,120,278

Media: 1.83%
IMAX Corporation †«	65,550	1,698,401
Lions Gate Entertainment Corporation †	65,960	1,899,648

		3,598,049

Specialty Retail: 4.58%
Bebe Stores Incorporated	112,320	613,267
Chico’s FAS Incorporated «	77,890	1,406,693
Dick’s Sporting Goods Incorporated	36,670	1,919,308
GNC Holdings Incorporated Class A «	43,740	1,969,612
rue21 Incorporated †«	32,170	1,350,818
Sonic Automotive Incorporated	76,240	1,735,985

		8,995,683

Textiles, Apparel & Luxury Goods: 2.65%
Hanesbrands Incorporated	68,080	3,394,469
Tumi Holdings Incorporated †	74,510	1,806,868

		5,201,337

Energy: 4.82%

Energy Equipment & Services: 0.86%
Geospace Technologies Corporation †	6,230	541,138
Pacific Drilling SA †	115,970	1,152,742

		1,693,880

Oil, Gas & Consumable Fuels: 3.96%
Diamondback Energy Incorporated †	35,990	1,215,382
Energy XXI (Bermuda) Limited «	57,800	1,475,634
GasLog Limited	80,170	1,073,476
Gulfport Energy Corporation †	35,800	1,707,302
Rosetta Resources Incorporated †	49,160	2,303,638

		7,775,432

The accompanying notes are an integral part of these financial statements.

72	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Financials: 9.69%

Capital Markets: 3.74%
Evercore Partners Incorporated Class A	59,870	$2,378,036
LPL Financial Holdings Incorporated	56,370	2,090,200
Medley Capital Corporation	42,080	612,264
New Mountain Finance Corporation «	33,045	503,275
Stifel Financial Corporation †«	49,300	1,774,307

		7,358,082

Commercial Banks: 3.16%
Capital Bank Financial Corporation Class A †	61,230	1,096,017
CapitalSource Incorporated	182,500	1,717,325
Signature Bank †	15,660	1,208,639
SVB Financial Group †	28,130	2,176,981

		6,198,962

Consumer Finance: 0.81%
Encore Capital Group Incorporated †«	44,455	1,585,710

Insurance: 1.16%
Argo Group International Holdings Limited	57,552	2,279,635

REITs: 0.82%
Blackstone Mortgage Trust Incorporation Class A	61,350	1,617,800

Health Care: 19.07%

Biotechnology: 5.04%
Alnylam Pharmaceuticals Incorporated †	54,760	1,677,299
Ariad Pharmaceuticals Incorporated †	86,420	1,584,943
Exelixis Incorporated †«	214,880	1,040,019
Insys Therapeutics Incorporation †	59,160	653,126
InterMune Incorporated †	101,240	1,000,251
Portola Pharmaceuticals Incorporation †	34,210	622,622
Sarepta Therapeutics Incorporated †«	20,560	726,796
Seattle Genetics Incorporated †«	25,670	880,994
Theravance Incorporated †«	30,970	1,085,189
Trius Therapeutics Incorporation †	81,390	624,261

		9,895,500

Health Care Equipment & Supplies: 6.20%
Atricure Incorporated †	101,910	922,286
Cerus Corporation †«	325,470	1,672,916
DexCom Incorporated †	111,280	2,317,962
Endologix Incorporated †	86,401	1,161,229
Insulet Corporation †«	61,340	1,831,612
Natus Medical Incorporated †	109,800	1,547,082
Spectranetics Corporation †	70,730	1,322,651
Thoratec Corporation †	45,380	1,414,495

		12,190,233

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	73

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Health Care Providers & Services: 2.99%
Capital Senior Living Corporation †	67,020	$1,759,275
Ensign Group Incorporated	55,120	1,988,178
Team Health Holdings Incorporated †	54,430	2,126,580

		5,874,033

Health Care Technology: 2.00%
Medidata Solutions Incorporated †	19,750	1,363,145
Omnicell Incorporated †	141,500	2,565,395

		3,928,540

Life Sciences Tools & Services: 1.62%
Fluidigm Corporation †«	60,010	1,022,570
ICON plc ADR †	63,190	2,169,945

		3,192,515

Pharmaceuticals: 1.22%
Akorn Incorporated †«	110,470	1,605,129
Pacira Pharmaceuticals Incorporated †«	26,960	789,928

		2,395,057

Industrials: 18.09%

Aerospace & Defense: 0.70%
Esterline Technologies Corporation †	18,660	1,369,457

Air Freight & Logistics: 1.07%
Hub Group Incorporated Class A †	57,610	2,091,819

Airlines: 1.88%
Spirit Airlines Incorporated †	61,430	1,869,315
US Airways Group Incorporated †«	104,170	1,830,267

		3,699,582

Building Products: 1.09%
A.O. Smith Corporation	54,740	2,145,808

Commercial Services & Supplies: 3.04%
ACCO Brands Corporation †«	188,060	1,344,629
Copart Incorporated †	39,972	1,374,637
InnerWorkings Incorporated †«	89,750	972,890
Kar Auction Services Incorporated	74,230	1,740,694
Performant Financial Corporation †	48,985	540,305

		5,973,155

Construction & Engineering: 1.05%
Tutor Prini Corporation †	111,400	2,063,128

Machinery: 2.09%
Actuant Corporation Class A «	51,250	1,742,500
Wabash National Corporation †«	224,670	2,359,035

		4,101,535

The accompanying notes are an integral part of these financial statements.

74	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY GROWTH PORTFOLIO

Security name	Shares	Value

Professional Services: 1.93%
On Assignment Incorporated †	103,080	$2,684,203
RPX Corporation †	72,500	1,112,150

		3,796,353

Road & Rail: 2.01%
Genesee & Wyoming Incorporated †	16,630	1,480,902
Swift Transportation Company †	106,370	1,791,271
Werner Enterprises Incorporated «	27,230	681,567

		3,953,740

Trading Companies & Distributors: 3.23%
Beacon Roofing Supply Incorporated †«	36,580	1,507,828
MRC Global Incorporated †	58,880	1,671,603
MSC Industrial Direct Company	15,880	1,312,800
United Rentals Incorporated †«	32,510	1,847,868

		6,340,099

Information Technology: 23.70%

Communications Equipment: 1.70%
Aruba Networks Incorporated †	41,390	618,367
Infinera Corporation †	139,930	1,473,463
Riverbed Technology Incorporated †	79,970	1,236,336

		3,328,166

Computers & Peripherals: 0.40%
Fusion-io Incorporated †«	53,980	781,091

Electronic Equipment, Instruments & Components: 1.65%
InvenSense Incorporated †«	87,250	1,123,780
OSI Systems Incorporated †	36,720	2,123,885

		3,247,665

Internet Software & Services: 2.13%
Perficient Incorporated †	118,160	1,488,816
ValueClick Incorporated †«	63,030	1,660,210
Zillow Incorporated Class A †«	18,530	1,040,274

		4,189,300

IT Services: 3.69%
EVERTEC Incorporation †«	65,480	1,310,910
Fleetcor Technologies Incorporated †	18,120	1,577,890
InterXion Holding NV †	79,080	2,170,746
Vantiv Incorporated Class A †«	82,380	2,192,132

		7,251,678

Semiconductors & Semiconductor Equipment: 3.71%
Applied Micro Circuits Corporation †	96,120	741,085
Microsemi Corporation †	70,490	1,545,846
PMC-Sierra Incorporated †	199,390	1,198,334
Semtech Corporation †	58,750	2,146,725
Spansion Incorporated Class A †	121,330	1,662,221

		7,294,211

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	75

SMALL COMPANY GROWTH PORTFOLIO

Security name		Shares	Value

Software: 10.42%
Bottomline Technologies Incorporated †«		56,580	$1,563,305
BroadSoft Incorporated †«		31,980	886,486
Cadence Design Systems Incorporated †«		152,910	2,313,528
Concur Technologies Incorporated †«		15,722	1,269,237
Ellie Mae Incorporated †		50,850	1,138,532
Infoblox Incorporated †		63,990	1,556,877
PTC Incorporated †		66,820	1,677,850
Rally Software Development Corporation †		52,480	1,150,886
Realpage Incorporated †«		69,350	1,320,424
Sourcefire Incorporated †«		19,920	1,114,723
SS&C Technologies Holdings †		80,490	2,545,899
Synchronoss Technologies Incorporated †«		42,490	1,332,062
Tangoe Incorporated †«		95,480	1,423,607
Ultimate Software Group Incorporated †		10,630	1,183,119

			20,476,535

Materials: 5.76%

Chemicals: 2.23%
Calgon Carbon Corporation †«		104,700	1,890,882
LSB Industries Incorporated †		26,530	895,918
Methanex Corporation		35,900	1,586,780

			4,373,580

Containers & Packaging: 1.98%
Berry Plastics Group Incorporated †		107,480	2,258,155
Graphic Packaging Holding Company †		212,490	1,634,048

			3,892,203

Metals & Mining: 1.55%
Constellium NV Class A †		117,710	1,730,337
Steel Dynamics Incorporated		86,450	1,326,143

			3,056,480

Total Common Stocks (Cost $148,334,957)			187,684,296

	Yield
Short-Term Investments: 27.61%

Investment Companies: 27.61%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%	8,476,742	8,476,742
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.16	45,762,377	45,762,377

Total Short-Term Investments (Cost $54,239,119)			54,239,119

Total investments in securities
(Cost $202,574,076) *	123.13%	241,923,415
Other assets and liabilities, net	(23.13)	(45,437,419)

Total net assets	100.00%	$196,485,996

The accompanying notes are an integral part of these financial statements.

76	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY GROWTH PORTFOLIO

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.
*	Cost for federal income tax purposes is $203,678,524 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$42,168,243
Gross unrealized depreciation	(3,923,352)

Net unrealized appreciation	$38,244,891

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	77

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Common Stocks: 97.58%

Consumer Discretionary: 17.39%

Auto Components: 3.30%
American Axle & Manufacturing Holdings Incorporated «†	157,930	$2,809,575
Dana Holding Corporation	113,540	2,148,177
Stoneridge Incorporated †	157,830	1,769,274

		6,727,026

Automobiles: 0.79%
Thor Industries Incorporated «	37,970	1,621,699

Distributors: 0.93%
Core Mark Holding Company Incorporated	31,940	1,890,529

Diversified Consumer Services: 1.93%
Apollo Group Incorporated Class A †	117,830	2,355,422
Steiner Leisure Limited †	31,080	1,578,553
Voyager Expanded Learning Incorporated †(a)(i)	58,950	0

		3,933,975

Hotels, Restaurants & Leisure: 2.15%
Bob Evans Farms Incorporated	47,590	2,196,754
Ruby Tuesday Incorporated †	236,620	2,188,735

		4,385,489

Leisure Equipment & Products: 0.69%
Arctic Cat Incorporated «	30,070	1,409,982

Media: 2.10%
Cinemark Holdings Incorporated «	66,600	1,954,044
National Cinemedia Incorporated	139,670	2,319,919

		4,273,963

Specialty Retail: 4.50%
Aeropostale Incorporated †	154,780	2,261,336
Asbury Automotive Group Incorporated †	61,530	2,535,036
Rent-A-Center Incorporated «	47,580	1,740,476
Zumiez Incorporated «†	83,210	2,647,742

		9,184,590

Textiles, Apparel & Luxury Goods: 1.00%
G-III Apparel Group Limited «†	48,260	2,032,229

Consumer Staples: 1.18%

Food Products: 1.18%
Post Holdings Incorporated †	57,080	2,408,205

The accompanying notes are an integral part of these financial statements.

78	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Energy: 5.88%

Energy Equipment & Services: 3.91%
Basic Energy Services Incorporated «†	148,390	$1,981,007
Hercules Offshore Incorporated †	285,600	1,973,496
Hornbeck Offshore «†	43,080	2,241,022
Key Energy Services Incorporated †	274,170	1,776,622

		7,972,147

Oil, Gas & Consumable Fuels: 1.97%
Rex Energy Corporation «†	103,320	1,716,145
Sanchez Energy Corporation †	104,910	2,294,382

		4,010,527

Financials: 35.44%

Capital Markets: 2.02%
Greenhill & Company Incorporated «	44,430	2,213,058
Stifel Financial Corporation «†	53,000	1,907,470

		4,120,528

Commercial Banks: 14.40%
Associated Banc-Corp «	127,980	1,972,172
BancorpSouth Incorporated	126,380	2,168,681
Banner Corporation	55,470	1,779,478
City National Corporation	36,500	2,290,740
FirstMerit Corporation «	125,270	2,363,845
Home Bancshares Incorporated «	63,800	2,685,980
IBERIABANK Corporation	34,700	1,788,438
Pacwest Bancorp «	75,460	2,175,512
SVB Financial Group †	25,830	1,998,984
TriState Capital Holdings Incorporated †	88,760	1,226,663
Umpqua Holdings Corporation	130,650	1,766,388
Webster Financial Corporation «	81,960	1,913,766
Western Alliance Bancorp «†	218,520	3,212,244
Wintrust Financial Corporation «	53,280	2,010,787

		29,353,678

Consumer Finance: 0.79%
Portfolio Recovery Associates Incorporated «†	10,530	1,603,403

Insurance: 7.67%
Amtrust Financial Services Incorporated «	71,477	2,360,885
CNO Financial Group Incorporated «	211,560	2,610,650
Employers Holdings Incorporated	125,010	3,092,747
OneBeacon Insurance Group Limited	120,120	1,708,106
Primerica Incorporated	58,690	2,067,062
Selective Insurance Group Incorporated	89,170	2,116,004
United Fire Group Incorporated	62,630	1,681,616

		15,637,070

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	79

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Real Estate Management & Development: 0.62%
Alexander & Baldwin Incorporated †	35,610	$1,256,677

REITs: 8.11%
Ashford Hospitality Trust	178,930	2,363,665
Campus Crest Communities Incorporated	151,080	1,911,162
Cousins Properties Incorporated	210,179	2,169,047
LaSalle Hotel Properties «	73,970	1,952,808
Pebblebrook Hotel Trust	73,580	1,930,739
Redwood Trust Incorporated	113,140	2,167,762
Sabra Health Care REIT Incorporated «	74,103	2,004,486
Sunstone Hotel Investors Incorporated †	169,220	2,040,793

		16,540,462

Thrifts & Mortgage Finance: 1.83%
BankUnited Incorporated «	78,190	1,921,910
Washington Federal Incorporated	103,650	1,812,839

		3,734,749

Health Care: 3.59%

Health Care Equipment & Supplies: 1.04%
Alere Incorporated †	82,720	2,115,978

Health Care Providers & Services: 1.80%
Ensign Group Incorporated	41,150	1,484,281
Lifepoint Hospitals Incorporated †	43,910	2,183,644

		3,667,925

Health Care Technology: 0.75%
Medassets Incorporated †	93,390	1,531,596

Industrials: 13.89%

Aerospace & Defense: 1.03%
AAR Corporation	104,410	2,094,465

Air Freight & Logistics: 1.36%
Air Transport Services Group †	199,960	1,209,758
Atlas Air Worldwide Holdings Incorporated †	33,920	1,574,566

		2,784,324

Commercial Services & Supplies: 0.82%
Quad Graphics Incorporated «	72,230	1,682,959

Construction & Engineering: 1.99%
Great Lakes Dredge & Dock Company	244,510	2,029,433
Tutor Prini Corporation †	109,130	2,021,088

		4,050,521

The accompanying notes are an integral part of these financial statements.

80	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY VALUE PORTFOLIO

Security name	Shares	Value

Machinery: 4.26%
Briggs & Stratton Corporation «	80,950	$1,894,230
Global Brass & Copper Holdings Incorporated †	83,550	1,102,860
Kadant Incorporated	55,710	1,666,843
Titan International Incorporated «	82,760	1,930,791
Wabash National Corporation «†	199,050	2,090,025

		8,684,749

Professional Services: 1.01%
FTI Consulting Incorporated «†	54,130	2,056,399

Road & Rail: 1.51%
Con-way Incorporated	43,800	1,665,276
Ryder System Incorporated	22,370	1,410,205

		3,075,481

Trading Companies & Distributors: 0.95%
Titan Machinery Incorporated «†	94,610	1,940,451

Transportation Infrastructure: 0.96%
Wesco Aircraft Holdings Incorporated †	111,250	1,952,438

Information Technology: 12.49%

Communications Equipment: 0.79%
Black Box Corporation «	59,650	1,605,182

Computers & Peripherals: 1.42%
Lexmark International Incorporated «	44,440	1,355,864
QLogic Corporation †	158,300	1,541,842

		2,897,706

Electronic Equipment, Instruments & Components: 3.79%
Multi-Fineline Electronix Incorporated †«	81,700	1,299,030
Plexus Corporation †	63,570	1,854,973
Sanmina Corporation †	187,560	2,547,065
Synnex Corporation «†	49,780	2,018,579

		7,719,647

Internet Software & Services: 0.82%
EarthLink Incorporated	281,770	1,670,896

Semiconductors & Semiconductor Equipment: 5.41%
Integrated Silicon Solution Incorporated «†	139,440	1,508,741
Kulicke & Soffa Industries Incorporated †	214,580	2,660,792
MagnaChip Semiconductor Corporation †	113,820	2,105,670
OmniVision Technologies Incorporated «†	104,620	1,932,331
Photronics Incorporated «†	369,700	2,820,811

		11,028,345

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	81

SMALL COMPANY VALUE PORTFOLIO

Security name			Shares	Value

Software: 0.26%
EPIQ Systems Incorporated			43,890	$532,386

Materials: 4.72%

Chemicals: 1.79%
Kraton Performance Polymers Incorporated †			83,780	1,737,597
Zep Incorporated			115,510	1,915,156

				3,652,753

Metals & Mining: 2.93%
A.M. Castle & Company «†			65,540	1,160,058
Commercial Metals Company			62,610	972,765
Horsehead Holding Corporation «†			171,690	1,976,152
Suncoke Energy Incorporated †			119,450	1,851,475

				5,960,450

Telecommunication Services: 1.09%

Diversified Telecommunication Services: 1.09%
Iridium Communications Incorporated «†			311,150	2,218,500

Utilities: 1.91%

Electric Utilities: 1.91%
PNM Resources Incorporated			86,830	1,946,729
Portland General Electric Company			63,740	1,940,242

				3,886,971

Total Common Stocks (Cost $157,571,487)				198,907,050

		Expiration date
Warrants: 0.01%

Health Care: 0.01%

Health Care Equipment & Supplies: 0.01%
EnteroMedics Incorporated †(a)(i)		5-14-2016	9,104	5,573
EnteroMedics Incorporated †(a)(i)		9-28-2016	16,376	11,617
EnteroMedics Incorporated †(a)		2-27-2018	5,552	2,106

Total Warrants (Cost $0)				19,296

	Yield
Short-Term Investments: 25.55%

Investment Companies: 25.55%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10%		4,284,813	4,284,813
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(v)(r)	0.16		47,793,038	47,793,038

Total Short-Term Investments (Cost $52,077,851)				52,077,851

Total investments in securities
(Cost $209,649,338) *	123.14%	251,004,197
Other assets and liabilities, net	(23.14)	(47,166,942)

Total net assets	100.00%	$203,837,255

The accompanying notes are an integral part of these financial statements.

82	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

SMALL COMPANY VALUE PORTFOLIO

«	All or a portion of this security is on loan.

†	Non-income-earning security

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

(v)	Security represents investment of cash collateral received from securities on loan.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

*	Cost for federal income tax purposes is 212,023,829 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$43,886,894
Gross unrealized depreciation	(4,906,526)

Net unrealized appreciation	$38,980,368

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	83

CORE BOND PORTFOLIO

The Summary Portfolio of Investments shows the 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the total net assets as of the report date. The remaining securities held are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website: http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/corebond.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on the Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Agency Securities: 34.13%
FHLMC %%	3.00%	6-1-2043	$20,800,000	$20,839,000	0.62%
FHLMC %%	3.00	7-1-2043	53,400,000	53,349,938	1.59
FHLMC %%	3.50	7-1-2043	52,400,000	54,012,940	1.61
FHLMC	4.00	6-1-2042	39,698,253	42,414,104	1.27
FHLMC	5.00	8-1-2039	22,139,408	24,762,995	0.74
FHLMC	5.00	8-1-2041	23,795,418	26,674,737	0.80
FHLMC	0.95-7.50	8-1-2017 to 3-25-2044	184,190,928	195,605,863	5.84
FNMA	2.24-7.50	9-1-2016 to 7-1-2043	296,268,905	312,148,824	9.32
FNMA	3.00	2-1-2033	26,659,713	27,041,035	0.81
FNMA	3.00	12-25-2042	38,655,371	39,972,785	1.19
FNMA	3.00	1-1-2043	16,340,840	16,235,332	0.49
FNMA	3.00	3-1-2043	16,859,934	16,751,074	0.50
FNMA	3.50	9-1-2042	32,593,566	33,717,422	1.01
FNMA	3.50	2-1-2043	14,397,292	14,893,724	0.45
FNMA	3.50	4-1-2043	49,312,315	51,012,648	1.52
FNMA	4.00	9-1-2042	40,224,514	43,242,164	1.29
FNMA	5.00	7-1-2041	30,687,130	34,531,218	1.03
FNMA	6.00	3-1-2034	29,002,495	32,154,068	0.96
GNMA %%	3.00	7-1-2043	55,000,000	55,910,938	1.67
GNMA %%	3.50	7-1-2043	17,100,000	17,930,954	0.54
GNMA	6.00	1-15-2040	13,744,181	15,378,127	0.46
GNMA	3.00-8.05	7-15-2019 to 8-1-2043	13,994,487	14,354,226	0.42

Total Agency Securities (Cost $1,147,392,767)				1,142,934,116	34.13

Asset-Backed Securities: 15.86%
Ally Auto Receivables Trust Series 2012-4 Class A2	0.48	5-15-2015	12,165,122	12,168,102	0.36
Bank of America Credit Card Trust Series 2007-A6 Class A6 ±	0.26	9-15-2016	19,487,000	19,491,209	0.58
Chase Issuance Trust Series 2008-A13 Class A13 ±	1.78	9-15-2015	12,439,000	12,494,951	0.37
Chase Issuance Trust Series 2012-A6 Class A ±	0.33	8-15-2017	19,003,000	19,027,229	0.57
Discover Card Master Trust I Series 2011-A1 Class A1 ±	0.55	8-15-2016	17,801,000	17,832,739	0.53
Nelnet Student Loan Trust Series 2006-2 Class A4 ±	0.36	10-26-2026	12,618,208	12,584,757	0.38
Nelnet Student Loan Trust Series 2007-2A Class A3L ±144A	0.63	3-25-2026	19,677,000	19,559,607	0.58
SLM Student Loan Trust Series 2004-8A Class A5 ±144A	0.78	4-25-2024	19,063,000	19,114,278	0.57
SLM Student Loan Trust Series 2005-9 Class A6 ±	0.83	10-26-2026	12,161,000	12,039,390	0.36
SLM Student Loan Trust Series 2012-E Class A1 ±144A	0.95	10-16-2023	13,797,631	13,860,548	0.41
SLM Student Loan Trust Series 2013-B Class A2A 144A	1.85	6-17-2030	12,986,000	12,785,003	0.38
Other securities				360,040,706	10.77

Total Asset-Backed Securities (Cost $528,904,632)				530,998,519	15.86

Corporate Bonds and Notes: 17.58%

Consumer Discretionary: 1.11%

Automobiles: 0.57%
Other securities				18,996,392	0.57

The accompanying notes are an integral part of these financial statements.

84	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2013

CORE BOND PORTFOLIO

Security name				Value	Percent of net assets

Diversified Consumer Services: 0.04%
Other securities				$1,302,815	0.04%

Media: 0.50%
Other securities				16,657,172	0.50

Consumer Staples: 0.88%

Beverages: 0.28%
Other securities				9,353,999	0.28

Food Products: 0.41%
Other securities				13,662,655	0.41

Personal Products: 0.08%
Other securities				2,714,104	0.08

Tobacco: 0.11%
Other securities				3,841,078	0.11

Energy: 1.59%

Oil, Gas & Consumable Fuels: 1.59%
Other securities				53,046,885	1.59

Financials: 7.89%

Capital Markets: 1.19%
Other securities				39,718,119	1.19

Commercial Banks: 0.39%
Other securities				13,116,626	0.39

Consumer Finance: 0.67%
Other securities				22,407,151	0.67

	Interest rate	Maturity date	Principal

Diversified Financial Services: 3.17%
Bank of America Corporation	1.50%	10-9-2015	$12,686,000	12,760,746	0.38
Bank of America Corporation	2.00	1-11-2018	16,045,000	15,913,543	0.47
Murray Street Investment Trust I	4.65	3-9-2017	13,106,000	14,293,587	0.43
Other securities				63,321,428	1.89

				106,289,304	3.17

Insurance: 1.04%
Other securities				34,723,721	1.04

REITs: 1.43%
Other securities				47,960,694	1.43

Health Care: 2.42%

Biotechnology: 0.33%
Other securities				11,261,458	0.33

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	85

CORE BOND PORTFOLIO

Security name				Value	Percent of net assets

Health Care Equipment & Supplies: 0.13%
Other securities				$4,398,927	0.13%

Health Care Providers & Services: 0.30%
Other securities				9,940,742	0.30

	Interest rate	Maturity date	Principal

Pharmaceuticals: 1.66%
Pfizer Incorporated	0.90%	1-15-2017	$12,550,000	12,519,742	0.37
Other securities				43,032,018	1.29

				55,551,760	1.66

Industrials: 0.75%

Aerospace & Defense: 0.28%
Other securities				9,257,134	0.28

Building Products: 0.07%
Other securities				2,427,304	0.07

Electrical Equipment: 0.18%
Other securities				5,925,082	0.18

Road & Rail: 0.22%
Other securities				7,480,535	0.22

Information Technology: 0.26%

Computers & Peripherals: 0.16%
Other securities				5,367,122	0.16

Semiconductors & Semiconductor Equipment: 0.10%
Other securities				3,424,695	0.10

Materials: 0.34%

Chemicals: 0.07%
Other securities				2,456,057	0.07

Metals & Mining: 0.27%
Other securities				8,953,428	0.27

Telecommunication Services: 0.57%

Diversified Telecommunication Services: 0.57%
Other securities				19,136,954	0.57

Utilities: 1.77%

Electric Utilities: 1.13%
Other securities				37,916,962	1.13

Gas Utilities: 0.23%
Other securities				7,578,454	0.23

The accompanying notes are an integral part of these financial statements.

86	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2013

CORE BOND PORTFOLIO

Security name				Value	Percent of net assets

Multi-Utilities: 0.41%
Other securities				$13,766,432	0.41%

Total Corporate Bonds and Notes (Cost $584,771,437)				588,633,761	17.58

Municipal Obligations: 1.04%

California: 0.27%
Other securities				8,891,095	0.27

Illinois: 0.13%
Other securities				4,253,190	0.13

Nevada: 0.14%
Other securities				4,794,396	0.14

New Jersey: 0.18%
Other securities				5,888,488	0.18

New York: 0.13%
Other securities				4,408,502	0.13

Ohio: 0.04%
Other securities				1,436,663	0.04

Texas: 0.15%
Other securities				5,149,963	0.15

Total Municipal Obligations (Cost $28,507,657)				34,822,297	1.04

	Interest rate	Maturity date	Principal

Non-Agency Mortgage Backed Securities: 7.13%
Greenwich Capital Commercial Funding Corporation Series 2005-GG5 Class A5 ±	5.22%	4-10-2037	$15,359,000	16,611,803	0.50
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-CB17 Class A4	5.43	12-12-2043	19,995,803	22,242,691	0.66
Other securities				200,068,834	5.97

Total Non-Agency Mortgage Backed Securities (Cost $239,845,240)				238,923,328	7.13

U.S. Treasury Securities: 15.75%
U.S. Treasury Bond	3.13	2-15-2043	18,345,000	17,817,581	0.53
U.S. Treasury Note ##	0.13	7-31-2014	36,740,000	36,718,470	1.10
U.S. Treasury Note	0.13	4-30-2015	22,417,000	22,345,198	0.67
U.S. Treasury Note	0.25	1-15-2015	62,594,000	62,591,559	1.87
U.S. Treasury Note	0.25	2-28-2015	43,946,000	43,928,817	1.31
U.S. Treasury Note	0.25	10-15-2015	48,738,000	48,593,297	1.45
U.S. Treasury Note «	0.25	5-15-2016	17,404,000	17,277,543	0.52
U.S. Treasury Note	0.38	4-15-2015	46,998,000	47,067,745	1.40
U.S. Treasury Note	0.38	6-15-2015	29,002,000	29,035,990	0.87
U.S. Treasury Note «	0.63	4-30-2018	54,221,000	53,204,356	1.59
U.S. Treasury Note	0.88	5-31-2018	56,682,000	56,584,564	1.69
U.S. Treasury Note	1.38	11-30-2015	43,690,000	44,741,269	1.34

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	87

CORE BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

U.S. Treasury Securities (continued)
U.S. Treasury Note ##	1.75%	5-15-2023	$13,282,000	$12,819,202	0.38%
U.S. Treasury Note	2.75	11-30-2016	12,451,000	13,350,784	0.40
Other securities				21,352,595	0.63

Total U.S. Treasury Securities (Cost $528,552,552)				527,428,970	15.75

Yankee Corporate Bonds and Notes: 6.04%

Consumer Discretionary: 0.24%

Media: 0.06%
Other securities				2,081,785	0.06

Textiles, Apparel & Luxury Goods: 0.18%
Other securities				5,824,260	0.18

Consumer Staples: 0.56%

Beverages: 0.56%
Other securities				18,792,630	0.56

Energy: 1.57%

Energy Equipment & Services: 0.04%
Other securities				1,354,662	0.04

Oil, Gas & Consumable Fuels: 1.53%
Other securities				51,322,134	1.53

Financials: 2.04%

Commercial Banks: 1.62%
Other securities				54,212,718	1.62

Thrifts & Mortgage Finance: 0.42%
Other securities				14,242,199	0.42

Health Care: 0.21%

Health Care Equipment & Supplies: 0.16%
Other securities				5,596,000	0.16

Pharmaceuticals: 0.05%
Other securities				1,295,708	0.05

Materials: 0.34%

Metals & Mining: 0.34%
Other securities				11,282,893	0.34

Telecommunication Services: 1.03%

Diversified Telecommunication Services: 0.29%
Other securities				9,879,064	0.29

Wireless Telecommunication Services: 0.74%
Other securities				24,742,906	0.74

The accompanying notes are an integral part of these financial statements.

88	Wells Fargo Advantage Allocation Funds	Summary portfolio of investments—May 31, 2013

CORE BOND PORTFOLIO

Security name				Value	Percent of net assets

Utilities: 0.05%

Electric Utilities: 0.05%
Other securities				$1,618,333	0.05%

Total Yankee Corporate Bonds and Notes (Cost $204,115,331)				202,245,292	6.04

Yankee Government Bonds: 1.29%
Other securities				43,123,732	1.29

Total Yankee Government Bonds (Cost $43,559,796)				43,123,732	1.29

	Yield		Shares

Short-Term Investments: 7.04%

Investment Companies: 7.04%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)#	0.10%		177,551,317	177,551,317	5.30
Wells Fargo Securities Lending Cash Investments, LLC (l)(r)(u)(v)	0.16		58,109,566	58,109,566	1.74

Total Short-Term Investments (Cost $235,660,883)				235,660,883	7.04

Total investments in securities
(Cost $3,541,310,295) *				3,544,770,898	105.86%
Other assets and liabilities, net				(196,334,104)	(5.86)

Total net assets				$3,348,436,794	100.00%

	Interest rate	Maturity date	Principal

Schedule of TBA Sale Commitments: (0.19%)
FNMA %%	3.50	6-1-2043	$(6,000,000)	(6,216,563)	(0.19)

Total Schedule of TBA Sale Commitments (Cost $(6,170,543))				$(6,216,563)	(0.19)

%%	Security issued on a when-issued basis

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

##	All or a portion of this security has been segregated for when-issued securities.

«	All or a portion of this security is on loan.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $3,551,594,297 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$35,381,907
Gross unrealized depreciation	(42,205,306)

Net unrealized depreciation	$(6,823,399)

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	89

INFLATION-PROTECTED BOND PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities: 98.76%
TIPS	0.13%	4-15-2016	$2,899,930	$3,000,749
TIPS	0.13	4-15-2017	3,079,554	3,211,156
TIPS	0.13	4-15-2018	443,054	464,929
TIPS	0.13	1-15-2022	3,234,349	3,340,983
TIPS	0.13	7-15-2022	2,687,338	2,775,515
TIPS	0.13	1-15-2023	1,704,230	1,739,247
TIPS	0.50	4-15-2015	1,954,807	2,011,008
TIPS	0.63	7-15-2021	2,994,975	3,251,887
TIPS	0.63	2-15-2043	475,833	435,013
TIPS	0.75	2-15-2042	1,771,789	1,690,259
TIPS	1.13	1-15-2021	2,739,955	3,073,245
TIPS	1.25	7-15-2020	3,089,862	3,507,958
TIPS	1.38	7-15-2018	1,662,291	1,867,741
TIPS	1.38	1-15-2020	1,619,967	1,837,524
TIPS	1.63	1-15-2015	1,493,287	1,557,569
TIPS	1.63	1-15-2018	1,199,956	1,345,731
TIPS	1.75	1-15-2028	1,338,839	1,599,181
TIPS	1.88	7-15-2015	1,854,854	1,983,969
TIPS	1.88	7-15-2019	1,558,900	1,821,600
TIPS	2.00	7-15-2014	2,093,071	2,166,981
TIPS	2.00	1-15-2016	1,342,799	1,454,314
TIPS	2.00	1-15-2026	1,688,760	2,068,863
TIPS	2.13	1-15-2019	1,512,375	1,765,107
TIPS	2.13	2-15-2040	791,536	1,033,573
TIPS	2.13	2-15-2041	940,667	1,232,053
TIPS	2.38	1-15-2017	1,338,895	1,507,931
TIPS	2.38	1-15-2025	2,469,700	3,117,418
TIPS	2.38	1-15-2027	1,188,847	1,521,538
TIPS	2.50	7-15-2016	1,809,551	2,025,142
TIPS	2.50	1-15-2029	1,295,547	1,698,685
TIPS	2.63	7-15-2017	584,002	676,256
TIPS	3.38	4-15-2032	478,643	717,590
TIPS	3.63	4-15-2028	1,374,369	2,022,469
TIPS	3.88	4-15-2029	1,493,775	2,283,142

Total U.S. Treasury Securities (Cost $61,028,861)				65,806,326

	Yield		Shares
Short-Term Investments: 0.91%

Investment Companies: 0.91%
Wells Fargo Advantage Government Money Market Fund, Institutional Class (l)(u)	0.01		602,774	602,774

Total Short-Term Investments (Cost $602,774)				602,774

Total investments in securities (Cost $61,631,635) *	99.67%	66,409,100
Other assets and liabilities, net	0.33	223,118

Total net assets	100.00%	$66,632,218

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $61,631,635 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$5,320,236
Gross unrealized depreciation	(542,771)

Net unrealized appreciation	$4,777,465

The accompanying notes are an integral part of these financial statements.

90	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 36.72%
FHLMC	3.50%	9-1-2032	$1,397,551	$1,483,672
FHLMC	3.50	1-1-2043	694,862	721,288
FHLMC	3.50	1-1-2043	594,687	617,303
FHLMC	3.50	3-1-2043	771,485	802,633
FHLMC	3.50	3-1-2043	1,204,121	1,254,428
FHLMC Series K701	3.88	11-25-2017	1,200,000	1,322,111
FHLMC Series K712	1.87	11-25-2019	850,000	846,800
FHLMC Series T-20 Class A6	7.99	9-25-2029	188,946	197,420
FHLMC Series T-58 Class 4A	7.50	9-25-2043	1,474,901	1,722,659
FNMA %%	2.50	6-1-2028	500,000	510,391
FNMA	3.00	12-1-2032	98,152	101,015
FNMA	3.50	9-1-2032	2,769,786	2,865,291
FNMA	3.50	10-1-2032	1,242,441	1,285,281
FNMA	3.50	11-1-2042	470,468	490,366
FNMA	3.50	11-1-2042	777,685	806,445
FNMA	3.50	2-1-2043	373,087	387,817
FNMA	5.00	9-1-2033	614,348	666,732
FNMA	5.50	2-1-2036	1,641,294	1,757,574
FNMA Grantor Trust Series 2002-T4 Class A2	7.00	12-25-2041	287,807	329,216
FNMA Grantor Trust Series 2004-T2 Class 1A1	6.00	11-25-2043	1,232,294	1,367,677
FNMA Grantor Trust Series 2004-T3 Class A1	6.00	2-25-2044	1,735,348	2,010,229
FNMA Series 2002-90 Class A2	6.50	11-25-2042	648,062	745,707
FNMA Series 2003-86 Class PT	4.50	9-25-2018	722,560	772,034
FNMA Series 2003-97 Class CA	5.00	10-25-2018	1,283,013	1,381,622
FNMA Series 2003-W4 Class 3A ±	6.74	10-25-2042	515,238	592,984
FNMA Series 2004-W1 Class 2A2	7.00	12-25-2033	285,897	334,756
FNMA Series 2004-W11 Class 1A3	7.00	5-25-2044	1,531,621	1,799,888
FNMA Series 2006-M2 Class A2F	5.26	5-25-2020	2,726,765	3,095,328
FNMA Series 2002-W4 Class A4	6.25	5-25-2042	2,726,682	3,076,010
FNMA Series 2004-W8 Class 3A	7.50	6-25-2044	746,220	919,465
GNMA	6.50	10-15-2023	58,300	64,476
GNMA	6.50	11-15-2023	27,411	31,232
GNMA	6.50	11-15-2023	31,739	34,819
GNMA	6.50	12-15-2023	36,695	40,647
GNMA	6.50	1-15-2024	77,772	89,065
GNMA	7.00	8-15-2027	168,085	200,858
SBA Participation Certificates Series 2006-20B Class 1	5.35	2-1-2026	1,224,852	1,379,146
SBA Participation Certificates Series 2006-20H Class 1	5.70	8-1-2026	622,525	706,692
SBA Participation Certificates Series 2007-20J Class 1	5.57	10-1-2027	1,206,802	1,376,114
SBA Participation Certificates Series 2013-20A Class 1	2.13	1-1-2033	625,000	620,216
U.S. HUD Series 04-A	5.08	8-1-2013	1,300,000	1,310,382

Total Agency Securities (Cost $38,039,638)				40,117,789

Asset-Backed Securities: 0.30%
Green Tree Financial Corporation Series 1997-7 Class A8 ±	6.86	7-15-2028	236,129	244,889
GSAMP Trust Series 2005-SEA1 Class A ±144A	0.53	1-25-2035	86,949	86,586

Total Asset-Backed Securities (Cost $322,975)				331,475

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	91

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 26.67%

Consumer Discretionary: 2.37%

Diversified Consumer Services: 1.87%
Dartmouth College	4.75%	6-1-2019	$440,000	$512,890
Massachusetts Institute of Technology	7.25	11-2-2096	500,000	773,971
Pepperdine University	5.45	8-1-2019	600,000	688,942
Stewart Enterprises Incorporated	6.50	4-15-2019	60,000	64,500

				2,040,303

Media: 0.50%
DIRECTV Holdings LLC	2.40	3-15-2017	400,000	409,637
Time Warner Incorporated	3.40	6-15-2022	140,000	141,729

				551,366

Consumer Staples: 2.63%

Food & Staples Retailing: 0.76%
SABMiller Holdings Incorporated 144A	3.75	1-15-2022	500,000	526,280
Wal-Mart Stores Incorporated	5.80	2-15-2018	250,000	298,698

				824,978

Food Products: 1.87%
Archer-Daniels-Midland Company	4.48	3-1-2021	400,000	444,628
Cargill Incorporated 144A	4.31	5-14-2021	419,000	456,478
Kellogg Company	4.00	12-15-2020	500,000	544,328
Kraft Foods Group Incorporated	3.50	6-6-2022	300,000	308,864
McCormick & Company Incorporated	5.75	12-15-2017	250,000	294,325

				2,048,623

Energy: 1.34%

Oil, Gas & Consumable Fuels: 1.34%
Apache Corporation	3.25	4-15-2022	250,000	253,932
Devon Energy Corporation	1.88	5-15-2017	300,000	300,970
EQT Corporation	8.13	6-1-2019	400,000	497,509
Phillips 66	2.95	5-1-2017	390,000	408,373

				1,460,784

Financials: 12.74%

Capital Markets: 1.18%
Bank of New York Mellon Corporation	2.30	7-28-2016	250,000	260,526
Charles Schwab Corporation	6.38	9-1-2017	250,000	297,958
Goldman Sachs Capital II ±	4.00	6-1-2043	115,000	99,475
Goldman Sachs Group Incorporated	5.75	1-24-2022	200,000	229,251
Morgan Stanley	5.50	7-24-2020	350,000	395,477

				1,282,687

The accompanying notes are an integral part of these financial statements.

92	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Commercial Banks: 4.57%
Chase Capital VI ±	0.90%	8-1-2028	$1,000,000	$830,000
Colonial Bank NA (s)	6.38	12-1-2015	1,978,000	198
CoreStates Capital Trust II ±144A	0.93	1-15-2027	750,000	635,625
Manufacturers & Traders Trust Company ±	5.59	12-28-2020	758,000	777,111
National Capital Commerce Incorporated ±(i)	1.26	4-1-2027	400,000	316,000
National City Bank ±	0.65	6-7-2017	500,000	494,502
NTC Capital Trust Series A ±	0.80	1-15-2027	450,000	382,500
Regions Financial Corporation	5.75	6-15-2015	760,000	822,700
UBS Preferred Funding Trust V Series 1 ±	6.24	5-29-2049	700,000	735,000

				4,993,636

Diversified Financial Services: 3.09%
ABB Treasury Center USA Incorporated 144A	4.00	6-15-2021	510,000	546,057
Citigroup Incorporated	6.13	11-21-2017	435,000	509,226
Deutsche Bank Capital Funding Trust VII ±144A«	5.63	12-31-2049	500,000	490,000
General Electric Capital Corporation ±	0.65	5-5-2026	450,000	413,237
Toll Road Investors Partnership II LP 144A¤	0.00	2-15-2015	1,500,000	1,417,845

				3,376,365

Insurance: 1.34%
Minnesota Life Insurance Company 144A	8.25	9-15-2025	650,000	853,228
NLV Financial Corporation 144A	7.50	8-15-2033	565,000	612,775

				1,466,003

REITs: 2.56%
Boston Properties LP	3.70	11-15-2018	180,000	195,789
Duke Realty LP	3.88	10-15-2022	150,000	150,274
Duke Realty LP	6.75	3-15-2020	250,000	299,615
ERP Operation LP	4.63	12-15-2021	470,000	517,985
Liberty Property LP	6.63	10-1-2017	400,000	468,651
Potlatch Corporation	7.50	11-1-2019	160,000	192,000
Realty Income Corporation	5.50	11-15-2015	400,000	433,991
Simon Property Group LP	2.15	9-15-2017	250,000	255,855
UDR Incorporated	4.63	1-10-2022	260,000	283,157

				2,797,317

Health Care: 0.28%

Health Care Providers & Services: 0.28%
Roche Holdings Incorporated 144A	6.00	3-1-2019	250,000	305,503

Industrials: 3.36%

Aerospace & Defense: 0.68%
Lockheed Martin Corporation	4.25	11-15-2019	500,000	559,100
United Technologies Corporation	3.10	6-1-2022	180,000	184,250

				743,350

Commercial Services & Supplies: 0.34%
Black & Decker	5.75	11-15-2016	325,000	373,809

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	93

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Machinery: 0.47%
Caterpillar Incorporated	1.50%	6-26-2017	$170,000	$171,084
Deere & Company	2.60	6-8-2022	340,000	336,732

				507,816

Road & Rail: 1.50%
Burlington Northern Santa Fe LLC	3.05	9-1-2022	100,000	99,750
Burlington Northern Santa Fe LLC	3.45	9-15-2021	250,000	260,494
Burlington Northern Santa Fe LLC	5.65	5-1-2017	200,000	230,644
Ryder System Incorporated	3.15	3-2-2015	565,000	584,483
Union Pacific Corporation	2.95	1-15-2023	250,000	249,767
Union Pacific Corporation	7.88	1-15-2019	171,000	215,887

				1,641,025

Transportation Infrastructure: 0.37%
Vessel Management Service	3.43	8-15-2036	400,000	409,094

Information Technology: 0.76%

Electronic Equipment, Instruments & Components: 0.28%
Jabil Circuit Incorporated	8.25	3-15-2018	250,000	302,500

IT Services: 0.48%
Fiserv Incorporated	3.13	10-1-2015	500,000	523,335

Materials: 1.23%

Chemicals: 1.14%
Praxair Incorporated	4.05	3-15-2021	400,000	440,858
Valspar Corporation	5.10	8-1-2015	750,000	804,656

				1,245,514

Metals & Mining: 0.09%
International Steel Group	6.50	4-15-2014	100,000	104,045

Telecommunication Services: 0.30%

Diversified Telecommunication Services: 0.30%
AT&T Incorporated	1.60	2-15-2017	330,000	332,033

Utilities: 1.66%

Electric Utilities: 1.66%
Atlantic City Electric Company	7.75	11-15-2018	255,000	330,001
Connecticut Light & Power	5.38	3-1-2017	250,000	284,425
Great River Energy 144A	5.83	7-1-2017	676,324	736,245
Otter Tail Corporation(i)	9.00	12-15-2016	350,000	409,500
Wisconsin Electric Power Company	2.95	9-15-2021	50,000	51,630

				1,811,801

Total Corporate Bonds and Notes (Cost $29,302,671)				29,141,887

The accompanying notes are an integral part of these financial statements.

94	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Municipal Obligations: 9.64%

Arizona: 0.87%
Maricopa County AZ Elementary School District #28 Kyrene Elementary (Tax Revenue)	5.38%	7-1-2019	$800,000	$951,392

California: 0.25%
California Build America Bonds Taxable Various Purpose (GO)	7.50	4-1-2034	200,000	278,188

Georgia: 0.55%
Cherokee County GA School System Build America Bonds (Tax Revenue, State Aid Withholding)	5.87	8-1-2028	500,000	607,240

Indiana: 0.44%
Indiana Housing & CDA Series A-2 (Housing Revenue, GNMA/FNMA Insured)	5.51	1-1-2039	460,000	479,380

Kentucky: 0.30%
Kentucky Housing Corporation Series D (Housing Revenue)	5.75	7-1-2037	320,000	329,328

Maryland: 0.26%
Baltimore County MD (GO)	3.57	8-1-2032	300,000	289,806

Massachusetts: 0.90%
Boston MA Series C Qualified School Construction Bonds (Tax Revenue)	4.40	4-1-2026	400,000	448,308
Massachusetts Build America Bonds Series D (Tax Revenue)	4.50	8-1-2031	500,000	532,040

				980,348

Minnesota: 0.16%
Minnesota Housing Finance Agency Series H (Housing Revenue)	5.85	7-1-2036	170,000	170,323

Missouri: 0.53%
Missouri Higher Education Loan Authority Notes Class A-1 (Education Revenue) ±	1.12	8-27-2029	568,110	575,354

New Hampshire: 0.53%
New Hampshire HFA SFMR Series D (Housing Revenue)	5.53	7-1-2037	565,000	577,718

New Jersey: 1.15%
Hudson County NJ Improvement Authority Facilities (Lease Revenue, FSA Insured)	7.40	12-1-2025	1,030,000	1,253,592

North Carolina: 0.35%
Duke University North Carolina Series A (Education Revenue, GO of University Insured)	5.85	4-1-2037	300,000	384,744

Ohio: 0.52%
Ohio Housing Finance Agency Series O (Housing Revenue, GNMA/FNMA Insured)	5.47	9-1-2025	545,000	569,094

Oregon: 0.32%
Oregon University Series D (GO)	2.03	8-1-2020	350,000	346,689

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	95

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Texas: 0.81%
Clear Creek TX Independent School District Taxable Refunding Series B (GO)	3.40%	2-15-2022	$375,000	$393,450
Harris County TX Taxable Refunding Permanent Improvement Series B (GO)	2.12	10-1-2021	500,000	487,735

				881,185

Washington: 0.66%
King County WA Build America Bonds Recovery Zone Economic Development Taxable Series C (GO)	5.03	12-1-2023	230,000	270,880
King County WA School District #210 Federal Way Build America Bonds (GO, School Board Guaranty)	4.90	12-1-2022	400,000	446,580

				717,460

West Virginia: 0.48%
Ohio County WV Special District Excise Tax Series A (Tax Revenue)	8.25	3-1-2035	500,000	521,880

Wisconsin: 0.56%
Wisconsin Housing & EDA Home Ownership Revenue Series F (Housing Revenue, GO of Authority Insured)	5.73	9-1-2037	600,000	614,340

Total Municipal Obligations (Cost $9,916,355)				10,528,061

Non-Agency Mortgage Backed Securities: 9.58%
Credit Suisse First Boston Mortgage Securities Corporation Series 2004-AR5 Class 10A1 ±	2.61	6-25-2034	952,438	960,818
Credit Suisse Mortgage Capital Certification Series 2007-C1 Class AAB	5.34	2-15-2040	1,585,630	1,642,965
JPMorgan Chase Commercial Mortgage Securities Corporation Series 2006-LDP7 Class ASB ±	5.86	4-15-2045	1,369,299	1,434,478
Merrill Lynch Mortgage Trust Series 2006-C2 Class A2 ±	5.76	8-12-2043	475,855	486,709
Nomura Asset Acceptance Corporation Series 2004-R2 Class A1 ±144A	6.50	10-25-2034	1,399,197	1,433,543
Sequoia Mortgage Trust Series 10 Class 1A ±	1.00	10-20-2027	499,621	495,874
Structured Asset Securities Corporation Series 2007-RM1 Class A1 ±144A(a)	0.47	5-25-2047	2,556,498	1,482,769
Wachovia Bank Commercial Mortgage Trust Series 2005-C16 Class A4 ±	4.85	10-15-2041	1,475,000	1,547,911
Washington Mutual Commercial Mortgage Securities Trust Series 2007-SL3 Class A1 ±144A	5.93	3-23-2045	967,585	975,577
Washington Mutual Mortgage Pass-Through Certificates Series 2006-AR4 Class DA ±	1.14	6-25-2046	18,377	10,144

Total Non-Agency Mortgage Backed Securities (Cost $11,351,883)				10,470,788

Term Loans: 0.03%
Aramark Corporation	2.08	1-26-2014	26,337	26,419

Total Term Loans (Cost $26,337)				26,419

U.S. Treasury Securities: 9.11%
TIPS	0.63	2-15-2043	1,265,513	1,156,956
TIPS	0.75	2-15-2042	1,259,825	1,201,852
U.S. Treasury Bond	2.75	11-15-2042	350,000	314,344
U.S. Treasury Bond	3.13	2-15-2043	764,000	742,035
U.S. Treasury Bond	3.88	8-15-2040	375,000	420,821
U.S. Treasury Bond	4.25	11-15-2040	2,105,000	2,511,528
U.S. Treasury Note	0.88	1-31-2018	575,000	572,619
U.S. Treasury Note	1.75	5-15-2023	2,450,000	2,364,632
U.S. Treasury Note	2.00	2-15-2023	675,000	669,199

Total U.S. Treasury Securities (Cost $9,629,876)				9,953,986

The accompanying notes are an integral part of these financial statements.

96	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

MANAGED FIXED INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 2.93%

Consumer Discretionary: 0.35%

Media: 0.35%
Pearson Dollar Finance Two plc 144A	6.25%	5-6-2018	$325,000	$383,053

Energy: 0.38%

Energy Equipment & Services: 0.38%
Ensco plc	4.70	3-15-2021	200,000	220,923
Weatherford International Limited	4.50	4-15-2022	190,000	195,731

				416,654

Financials: 0.81%

Commercial Banks: 0.55%
HSBC Capital Funding LP ±144A	4.61	12-31-2049	600,000	600,039

Diversified Financial Services: 0.26%
Siemens Financieringsmaatschappij NV 144A	5.75	10-17-2016	250,000	287,613

Industrials: 0.47%

Aerospace & Defense: 0.47%
BAE Systems plc 144A	4.75	10-11-2021	470,000	513,945

Information Technology: 0.35%

Semiconductors & Semiconductor Equipment: 0.35%
TSMC Global Limited 144A	1.63	4-3-2018	380,000	375,406

Materials: 0.57%

Metals & Mining: 0.57%
Rio Tinto Finance (USA) Limited	3.75	9-20-2021	370,000	382,223
Teck Resources Limited Company	3.00	3-1-2019	240,000	242,005

				624,228

Total Yankee Corporate Bonds and Notes (Cost $3,046,833)				3,200,938

	Yield		Shares

Short-Term Investments: 4.96%

Investment Companies: 4.96%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)##	0.10		5,166,707	5,166,707
Wells Fargo Securities Lending Cash Investments, LLC (l)(u)(r)(v)	0.16		255,625	255,625

Total Short-Term Investments (Cost $5,422,332)				5,422,332

Total investments in securities (Cost $107,058,900) *	99.94%	109,193,675
Other assets and liabilities, net	0.06	69,480

Total net assets	100.00%	$109,263,155

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	97

MANAGED FIXED INCOME PORTFOLIO

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	Security issued on a when-issued basis.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(i)	Illiquid security for which the designation as illiquid is unaudited.

«	All or a portion of this security is on loan.

¤	Security issued in zero coupon form with no periodic interest payments.

(a)	Security is fair valued by the Management Valuation Team, and in certain instances by the Board of Trustees, in accordance with procedures approved by the Board of Trustees.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

##	All or a portion of this security has been segregated for when-issued securities.

(r)	The investment company is exempt from registration under Section 3(c)(7) of the Investment Company Act of 1940, as amended.

(v)	Security represents investment of cash collateral received from securities on loan.

*	Cost for federal income tax purposes is $107,058,900 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$6,428,150
Gross unrealized depreciation	(4,293,375)

Net unrealized appreciation	$2,134,775

The accompanying notes are an integral part of these financial statements.

98	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 46.03%
FHLMC	6.00%	7-1-2017	$85,431	$90,237
FHLMC	7.50	7-17-2017	79,302	83,737
FHLMC Series T-54 Class 4A ±	3.08	2-25-2043	597,464	627,762
FHLMC Series T-63 Class 1A1 ±	1.38	2-25-2045	531,299	529,631
FHLMC Structured Pass-Through Securities Series T-54 Class 3A	7.00	2-25-2043	531,856	634,710
FHLMC Structured Pass-Through Securities Series T-55 Class 1A2	7.00	3-25-2043	855,674	967,347
FHLMC Structured Pass-Through Securities Series T-57 Class 1A2	7.00	7-25-2043	710,054	811,010
FHLMC Structured Pass-Through Securities Series T-58 Class 4A	7.50	9-25-2043	866,504	1,012,061
FNMA ±	1.38	10-1-2034	350,981	357,004
FNMA ±	1.38	4-1-2044	244,108	248,277
FNMA ±	1.38	10-1-2044	365,185	371,577
FNMA ±	1.48	4-1-2037	291,445	303,259
FNMA ±	1.78	9-1-2033	228,609	237,122
FNMA ±	1.82	10-1-2033	583,858	611,552
FNMA ±	2.08	6-1-2033	440,628	464,530
FNMA ±	2.21	6-1-2033	306,262	324,223
FNMA ±	2.21	4-1-2034	477,191	502,862
FNMA ±	2.24	12-1-2033	325,119	343,631
FNMA ±	2.29	1-1-2036	267,041	283,026
FNMA ±	2.53	8-1-2035	416,864	440,919
FNMA ±	2.62	7-1-2035	326,003	345,902
FNMA ±	2.92	7-1-2017	26,637	27,345
FNMA	5.50	2-1-2017	148,525	158,259
FNMA	6.50	12-1-2015	27,374	27,905
FNMA Series 2003-W4 Class 3A ±	6.74	10-25-2042	430,510	495,471
FNMA Series 2004-W2 Class 2A2	7.00	2-25-2044	337,257	395,836
FNMA Series 2007-88 Class HC ±	2.65	9-25-2037	383,312	382,372

Total Agency Securities (Cost $10,459,647)				11,077,567

Asset-Backed Securities: 9.01%
Ally Auto Receivables Trust Series 2011-5 Class A3	0.99	11-16-2015	117,490	117,846
AmeriCredit Automobile Receivables Trust Series 2011-4 Class A2	0.92	3-9-2015	10,182	10,186
AmeriCredit Automobile Receivables Trust Series 2011-5 Class A2	1.19	8-8-2015	32,449	32,507
AmeriCredit Automobile Receivables Trust Series 2012-4 Class A3	0.67	6-8-2017	175,000	175,164
Ford Credit Auto Owner Trust Series 2011-B Class A3	0.84	6-15-2015	57,887	57,985
Ford Credit Auto Owner Trust Series 2013-A Class A3	0.55	7-15-2017	100,000	99,935
GE Equipment Mid Ticket LLC Series 2011-1 Class A2	0.72	5-22-2014	1,646	1,647
GE Equipment Small Ticket LLC Series 2011-2A Class A2 144A	1.14	6-23-2014	34,955	34,987
GSAMP Trust Series 2005-SEA2 Class A1 ±144A	0.54	1-25-2045	421,893	407,848
Honda Auto Receivables Owner Trust Series 2011-3 Class A2	0.67	4-21-2014	4,683	4,684
Honda Auto Receivables Owner Trust Series 2012-4 Class A3	0.52	8-18-2016	100,000	99,993
Household Home Equity Loan Trust Series 2006-1 Class A1 ±	0.36	1-20-2036	662,544	649,743
Huntington Auto Trust Series 2011-1A Class A3 144A	1.01	1-15-2016	144,557	145,114
Mercedes-Benz Auto Receivables Series 2011-1 Class A3	0.85	3-16-2015	71,362	71,491
Santander Drive Auto Receivables Trust Series 2011-4 Class A2	1.37	3-16-2015	39,580	39,637
SBI Heloc Trust Series 2005-HE1 Class 1A ±144A	0.38	11-25-2035	223,441	218,615

Total Asset-Backed Securities (Cost $2,196,760)				2,167,382

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	99

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 26.98%

Consumer Discretionary: 1.97%

Automobiles: 0.63%
Daimler Finance North America LLC 144A	1.88%	9-15-2014	$150,000	$151,750

Diversified Consumer Services: 0.94%
University of Notre Dame	4.14	9-1-2013	225,000	226,861

Media: 0.40%
Time Warner Cable Incorporated	6.20	7-1-2013	95,000	95,374

Consumer Staples: 4.17%

Beverages: 1.70%
Coca-Cola Company	0.75	3-13-2015	100,000	100,540
Miller Brewing Corporation 144A	5.50	8-15-2013	125,000	126,211
PepsiCo Americas Incorporated	4.38	2-15-2014	177,000	181,780

				408,531

Food Products: 2.47%
Campbell Soup Company	3.38	8-15-2014	250,000	258,505
General Mills Incorporated	5.20	3-17-2015	150,000	161,817
Ingredion Incorporated	3.20	11-1-2015	70,000	73,405
Kraft Foods Incorporated	1.63	6-4-2015	100,000	101,404

				595,131

Energy: 0.15%

Oil, Gas & Consumable Fuels: 0.15%
Devon Energy Corporation	5.63	1-15-2014	35,000	36,048

Financials: 8.71%

Commercial Banks: 2.76%
AMEX Centurion Bank	1.00	9-23-2013	245,000	245,442
Branch Banking & Trust Company ±	0.60	9-13-2016	250,000	248,148
KeyBank NA	4.95	9-15-2015	157,000	170,024

				663,614

Consumer Finance: 4.09%
BMW Bank of North America	1.00	7-18-2014	245,000	246,018
John Deere Capital Corporation	1.88	6-17-2013	300,000	300,170
National Credit Union Administration ±	0.22	6-12-2013	275,000	275,003
Unilever Capital Corporation	3.65	2-15-2014	160,000	163,616

				984,807

Diversified Financial Services: 1.20%
Citigroup Incorporated	6.50	8-19-2013	105,000	106,283
JPMorgan Chase & Company	4.65	6-1-2014	175,000	182,166

				288,449

The accompanying notes are an integral part of these financial statements.

100	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

REITs: 0.66%
ERP Operating LP	5.25%	9-15-2014	$150,000	$158,578

Health Care: 1.15%

Life Sciences Tools & Services: 0.78%
Thermo Fisher Scientific Incorporated	5.00	6-1-2015	175,000	187,479

Pharmaceuticals: 0.37%
AbbVie Incorporated 144A	1.20	11-6-2015	90,000	90,377

Industrials: 3.35%

Aerospace & Defense: 1.58%
BAE Systems Holdings Incorporated 144A	4.95	6-1-2014	75,000	77,912
Northrop Grumman Corporation	3.70	8-1-2014	180,000	186,640
United Technologies Corporation	4.88	5-1-2015	108,000	116,919

				381,471

Building Products: 0.42%
Ingersoll-Rand Global Holding Company Limited	6.00	8-15-2013	100,000	101,058

Electrical Equipment: 0.25%
General Electric Company	0.85	10-9-2015	60,000	60,147

Machinery: 0.45%
Caterpillar Incorporated	4.63	6-1-2015	100,000	107,503

Road & Rail: 0.65%
Union Pacific Corporation	5.38	5-1-2014	150,000	156,423

Materials: 1.86%

Chemicals: 1.33%
Ecolab Incorporated	2.38	12-8-2014	65,000	66,518
Ecolab Incorporated	4.88	2-15-2015	125,000	133,305
Sherwin-Williams Company	3.13	12-15-2014	115,000	119,152

				318,975

Metals & Mining: 0.53%
Alcan Incorporated	5.20	1-15-2014	125,000	128,444

Telecommunication Services: 0.56%

Diversified Telecommunication Services: 0.56%
Verizon Wireless Corporation	5.55	2-1-2014	130,000	134,019

Utilities: 5.06%

Electric Utilities: 4.07%
Monongahela Power Company 144A	7.95	12-15-2013	85,000	88,123
PECO Energy Company	5.00	10-1-2014	160,000	168,963
Public Service Electric & Gas Company	5.38	9-1-2013	200,000	202,351
Southern California Edison Company	4.15	9-15-2014	61,000	63,789

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—May 31, 2013	Wells Fargo Advantage Allocation Funds	101

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Electric Utilities (continued)
Union Electric Company	4.65%	10-1-2013	$150,000	$151,571
Westar Energy Incorporated	6.00	7-1-2014	140,000	147,688
Wisconsin Electric Power Company	6.00	4-1-2014	150,000	156,715

				979,200

Gas Utilities: 0.99%
Atmos Energy Corporation	4.95	10-15-2014	125,000	132,123
MidAmerican Energy Company	4.65	10-1-2014	100,000	105,347

				237,470

Total Corporate Bonds and Notes (Cost $6,472,828)				6,491,709

Loan Participation: 1.44%
United States Department of Agriculture Loan	0.98	6-25-2016	236,986	237,673
United States Department of Agriculture Loan	5.37	9-8-2019	110,116	109,428

Total Loan Participation (Cost $345,288)				347,101

Municipal Obligations: 4.42%

Arkansas: 0.52%
Arkansas (GO)	1.50	7-1-2013	125,000	125,113

California: 0.21%
University of California Revenues Series AA-2 (Education Revenue)	0.89	7-1-2013	50,000	50,018

Colorado: 0.43%
Colorado Build America Bonds Building Excellent Schools Series E (GO)	3.73	3-15-2015	100,000	104,496

Illinois: 0.84%
Cook County Ill School District #135 Series A (Education Revenue, National/FGIC Insured)	4.75	5-1-2014	100,000	100,260
Illinois (GO)	4.07	1-1-2014	100,000	101,834

				202,094

Maine: 0.82%
Lewiston ME Series C (GO)	3.00	4-1-2015	190,000	197,982

Texas: 1.60%
Brazos TX Higher Education Authority Incorporated Series 2011-2 Class A1 (Education Revenue) ±	0.83	1-27-2020	27,328	27,406
Brazos TX Higher Education Authority Incorporated Series 2005-1 (Education Revenue) ±	0.36	12-26-2018	103,040	102,968
El Paso TX (GO, Ambac Insured)	5.72	8-15-2013	150,000	151,715
Galveston County TX Build America Bonds (GO)	3.01	2-1-2014	100,000	101,918

				384,007

Total Municipal Obligations (Cost $1,062,012)				1,063,710

Non-Agency Mortgage Backed Securities: 3.80%
CNH Equipment Trust Series 2012-C Class A3	0.57	12-15-2017	175,000	174,673
GE Equipment Series 2012-1 Class A3	0.60	5-23-2016	150,000	150,090

The accompanying notes are an integral part of these financial statements.

102	Wells Fargo Advantage Allocation Funds	Portfolio of investments—May 31, 2013

STABLE INCOME PORTFOLIO

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage Backed Securities (continued)
GE Equipment Series 2012-2 Class A2	0.47%	4-24-2015	$225,000	$225,080
SLMA Series 2012-7 Class A1 ±	0.35	2-27-2017	144,805	144,841
Structured Asset Securities Corporation Series 2006-RF3 Class 1A1 144A	6.00	10-25-2036	219,337	220,088

Total Non-Agency Mortgage Backed Securities (Cost $914,321)				914,772

Yankee Corporate Bonds and Notes: 3.13%

Consumer Discretionary: 0.73%

Media: 0.73%
Thomson Reuters Corporation	5.95	7-15-2013	175,000	176,036

Energy: 0.94%

Oil, Gas & Consumable Fuels: 0.94%
BP Capital Markets plc	3.63	5-8-2014	45,000	46,312
Shell International Finance BV	4.00	3-21-2014	175,000	180,041

				226,353

Financials: 0.42%

Commercial Banks: 0.42%
Royal Bank of Canada	0.80	10-30-2015	100,000	100,228

Health Care: 1.04%

Health Care Equipment & Supplies: 1.04%
Covidien International Finance SA	1.88	6-15-2013	250,000	250,105

Total Yankee Corporate Bonds and Notes (Cost $751,410)				752,722

	Yield		Shares

Short-Term Investments: 4.44%

Investment Companies: 4.44%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.10		1,068,846	1,068,846

Total Short-Term Investments (Cost $1,068,846)				1,068,846

Total investments in securities (Cost $23,271,112) *	99.25%	23,883,809
Other assets and liabilities, net	0.75	180,398

Total net assets	100.00%	$24,064,207

±	Variable rate investment. The rate shown is the rate in effect at period end.

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $23,271,886 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$664,838
Gross unrealized depreciation	(52,915)

Net unrealized appreciation	$611,923

The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

104	Wells Fargo Advantage Allocation Funds	Statements of assets and liabilities—May 31, 2013

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$342,225,909	$146,644,708
In affiliated securities, at value (see cost below)	26,628,935	13,779,557

Total investments, at value (see cost below)	368,854,844	160,424,265
Foreign currency, at value (see cost below)	0	0
Receivable for investments sold	2,250,693	1,480,096
Receivable for dividends	545,295	129,790
Receivable for securities lending income	2,728	4,032
Prepaid expenses and other assets	3,463	2,174

Total assets	371,657,023	162,040,357

Liabilities
Payable for investments purchased	2,357,445	833,018
Payable upon receipt of securities loaned	21,906,500	13,240,500
Payable for daily variation margin on open futures contracts	0	0
Due to custodian bank	0	0
Advisory fee payable	205,301	78,447
Contingent tax liability	0	0
Accrued expenses and other liabilities	33,238	42,999

Total liabilities	24,502,484	14,194,964

Total net assets	$347,154,539	$147,845,393

Investments in unaffiliated securities (including securities on loan), at cost	$251,704,192	$117,121,403

Investments in affiliated securities, at cost	$26,628,935	$13,779,557

Total investments, at cost	$278,333,127	$130,900,960

Securities on loan, at value	$21,123,642	$12,790,616

Foreign currency, at cost	$0	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2013	Wells Fargo Advantage Allocation Funds	105

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio	International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$1,028,702,223	$2,511,597,336	$135,854,407	$408,843,853	$96,785,073	$187,684,296	$198,926,346
228,643,964	160,662,758	12,084,978	24,913,351	4,649,227	54,239,119	52,077,851

1,257,346,187	2,672,260,094	147,939,385	433,757,204	101,434,300	241,923,415	251,004,197
0	0	288,427	6,784,079	0	0	0
524,833	118,782	219,321	2,817,095	0	1,052,699	2,189,756
1,528	5,494,229	298,667	2,366,479	184,149	70,956	138,196
74,799	12,362	51,906	361,523	374	25,884	8,879
9,447	12,981	3,425	6,178	3,245	3,054	4,588

1,257,956,794	2,677,898,448	148,801,131	446,092,558	101,622,068	243,076,008	253,345,616

3,397,079	491,673	686,539	2,128,838	0	555,680	1,527,326
207,928,654	63,197,126	9,480,030	20,840,881	3,109,900	45,762,377	47,793,038
0	1,072,170	0	0	0	0	0
0	0	0	0	0	87,684	0
727,811	200,814	108,953	335,141	60,226	140,361	147,161
0	0	59,996	0	0	0	0
31,173	47,551	70,873	56,846	46,350	43,910	40,836

212,084,717	65,009,334	10,406,391	23,361,706	3,216,476	46,590,012	49,508,361

$1,045,872,077	$2,612,889,114	$138,394,740	$422,730,852	$98,405,592	$196,485,996	$203,837,255

$794,650,274	$1,685,139,163	$114,416,394	$419,404,478	$85,593,161	$148,334,957	$157,571,487

$228,643,964	$159,900,095	$12,084,978	$24,913,351	$4,649,227	$54,239,119	$52,077,851

$1,023,294,238	$1,845,039,258	$126,501,372	$444,317,829	$90,242,388	$202,574,076	$209,649,338

$200,252,115	$60,925,505	$8,960,845	$19,490,214	$2,959,264	$44,016,908	$46,473,794

$0	$0	$288,533	$6,824,133	$0	$0	$0

The accompanying notes are an integral part of these financial statements.

106	Wells Fargo Advantage Allocation Funds	Statements of assets and liabilities—May 31, 2013

	Core Bond Portfolio	Inflation-Protected Bond Portfolio

Assets
Investments
In unaffiliated securities (including securities on loan), at value (see cost below)	$3,309,110,015	$65,806,326
In affiliated securities, at value (see cost below)	235,660,883	602,774

Total investments, at value (see cost below)	3,544,770,898	66,409,100
Cash	3,398,692	0
Segregated cash	0	0
Receivable for investments sold	1,090,108,677	0
Receivable for interest	12,986,690	272,990
Receivable for daily variation margin on open futures contracts	0	0
Receivable for securities lending income	8,414	0
Prepaid expenses and other assets	5,668	2,888

Total assets	4,651,279,039	66,684,978

Liabilities
Payable for investments purchased	1,237,295,249	0
Payable upon receipt of securities loaned	58,109,566	0
Payable for interest on TBA sale commitments	19,950	0
TBA sale commitments, at value (see proceeds received below)	6,216,563	0
Advisory fee payable	1,046,177	16,403
Custodian and accounting fees payable	70,627	2,979
Professional fees payable	75,950	29,102
Accrued expenses and other liabilities	8,163	4,276

Total liabilities	1,302,842,245	52,760

Total net assets	$3,348,436,794	$66,632,218

Investments in unaffiliated securities, at cost	$3,305,649,412	$61,028,861

Investments in affiliated securities, at cost	$235,660,883	$602,774

Total investments, at cost	$3,541,310,295	$61,631,635

Securities on loan, at value	$56,870,166	$0

Proceeds received on TBA sale commitments	$6,170,543	$0

The accompanying notes are an integral part of these financial statements.

Statements of assets and liabilities—May 31, 2013	Wells Fargo Advantage Allocation Funds	107

Managed Fixed Income Portfolio	Stable Income Portfolio

$103,771,343	$22,814,963
5,422,332	1,068,846

109,193,675	23,883,809
0	0
0	11,000
117,651	74,609
804,957	126,495
0	3,594
373	0
2,886	4,195

110,119,542	24,103,702

519,965	0
255,625	0
0	0
0	0
33,666	3,269
3,469	5,202
40,721	28,983
2,941	2,041

856,387	39,495

$109,263,155	$24,064,207

$101,636,568	$22,202,266

$5,422,332	$1,068,846

$107,058,900	$23,271,112

$250,237	$0

$0	$0

The accompanying notes are an integral part of these financial statements.

108	Wells Fargo Advantage Allocation Funds	Statements of operations—year ended May 31, 2013

	C&B Large Cap Value Portfolio	Diversified Large Cap Growth Portfolio

Investment income
Dividends*	$7,994,889	$1,674,230
Securities lending income, net	61,966	41,143
Income from affiliated securities	8,143	3,890
Interest	0	0

Total investment income	8,064,998	1,719,263

Expenses
Advisory fee	2,181,056	993,644
Custody and accounting fees	25,615	24,145
Professional fees	31,191	41,542
Shareholder report expenses	6,378	5,093
Trustees’ fees and expenses	11,186	10,573
Other fees and expenses	11,829	7,651

Total expenses	2,267,255	1,082,648
Less: Fee waivers and/or expense reimbursements	0	(131,608)

Net expenses	2,267,255	951,040

Net investment income (loss)	5,797,743	768,223

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	25,557,380	15,571,692
Affiliated securities	0	0
Futures transactions	0	0

Net realized gain (losses) on investments	25,557,380	15,571,692

Net change in unrealized gains (losses) on:
Unaffiliated securities	54,634,553	11,859,205
Affiliated securities	0	0
Futures transactions	0	0

Net change in unrealized gains (losses) on investments	54,634,553	11,859,205

Net realized and unrealized gains (losses) on investments	80,191,933	27,430,897

Net increase in net assets resulting from operations	$85,989,676	$28,199,120

* Net of foreign dividend withholding taxes in the amount of	$29,014	$16,574

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2013	Wells Fargo Advantage Allocation Funds	109

Emerging Growth Portfolio	Index Portfolio	International Growth Portfolio		International Value Portfolio	Large Company Value Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio

$2,151,595	$56,634,034	$2,976,902		$13,504,381	$1,261,028	$1,203,222	$2,587,373
1,110,980	321,463	124,277		765,117	4,608	159,703	125,520
31,891	949,910	2,366		6,376	1,868	8,804	7,553
0	2,550	0		2,921	0	0	0

3,294,466	57,907,957	3,103,545		14,278,795	1,267,504	1,371,729	2,720,446

7,837,674	2,155,462	987,930		3,074,356	370,509	1,302,988	1,528,775
50,685	144,328	120,200		98,269	14,136	22,964	26,566
29,690	29,481	63,695		44,895	37,421	43,186	43,110
2,088	5,674	2,297		7,674	5,665	6,473	4,257
11,017	11,777	14,988		12,537	11,629	12,364	12,034
20,542	61,476	18,547		39,542	4,004	12,022	12,279

7,951,696	2,408,198	1,207,657		3,277,273	443,364	1,399,997	1,627,021
0	0	0		0	(24,205)	(149)	0

7,951,696	2,408,198	1,207,657		3,277,273	419,159	1,399,848	1,627,021

(4,657,230)	55,499,759	1,895,888		11,001,522	848,345	(28,119)	1,093,425

8,468,821	77,238,764	8,384,099	[1]	(3,085,904)	8,490,528	14,699,969	13,278,991
0	1,000,453	0		0	0	0	0
0	6,017,863	0		0	0	0	0

8,468,821	84,257,080	8,384,099		(3,085,904)	8,490,528	14,699,969	13,278,991

182,265,995	454,663,596	20,174,725	[2]	80,132,934	6,509,832	28,484,637	36,327,755
0	6,866,170	0		0	0	0	0
0	4,826,233	0		0	0	0	0

182,265,995	466,355,999	20,174,725		80,132,934	6,509,832	28,484,637	36,327,755

190,734,816	550,613,079	28,558,824		77,047,030	15,000,360	43,184,606	49,606,746

$186,077,586	$606,112,838	$30,454,712		$88,048,552	$15,848,705	$43,156,487	$50,700,171

$4,308	$40,715	$363,570		$1,502,568	$1,475	$4,060	$218

1.	Net of foreign capital gains tax in the amount of $6,000
2.	Net of foreign capital gains tax in the amount of $53,996

The accompanying notes are an integral part of these financial statements.

110	Wells Fargo Advantage Allocation Funds	Statements of operations—year ended May 31, 2013

	Core Bond Portfolio	Inflation-Protected Bond Portfolio

Investment income
Interest**	$78,553,671	$1,536,625
Income from affiliated securities	254,044	64
Securities lending income, net	85,828	7,017

Total investment income	78,893,543	1,543,706

Expenses
Advisory fee	13,351,135	314,885
Custody and accounting fees	229,003	10,582
Professional fees	58,144	44,140
Shareholder report expenses	16,867	1,857
Trustees’ fees and expenses	12,364	11,616
Other fees and expenses	58,011	8,768

Total expenses	13,725,524	391,848
Less: Fee waivers and/or expense reimbursements	(595,636)	(46,576)

Net expenses	13,129,888	345,272

Net investment income	65,763,655	1,198,434

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	130,175,007	3,986,766
Futures transactions	0	5,949
Credit default swap transactions	(754,195)	0
TBA sale commitments	(328,004)	0

Net realized gain (losses) on investments	129,092,808	3,992,715

Net change in unrealized gains (losses) on:
Unaffiliated securities	(90,901,268)	(6,233,421)
Futures transactions	0	0
Credit default swap transactions	108,752	0
TBA sale commitments	247,340	0

Net change in unrealized gains (losses) on investments	(90,545,176)	(6,233,421)

Net realized and unrealized gains (losses) on investments	38,547,632	(2,240,706)

Net increase (decrease) in net assets resulting from operations	$104,311,287	$(1,042,272)

** Net of foreign interest withholding taxes in the amount of	$4,001	$0

The accompanying notes are an integral part of these financial statements.

Statements of operations—year ended May 31, 2013	Wells Fargo Advantage Allocation Funds	111

Managed Fixed Income Portfolio	Stable Income Portfolio

$4,727,139	$648,432
6,632	4,434
4,731	1,600

4,738,502	654,466

497,128	126,059
13,722	9,375
44,669	45,668
1,966	1,388
12,368	10,522
8,605	5,499

578,458	198,511
(95,250)	(59,147)

483,208	139,364

4,255,294	515,102

1,250,409	(481,260)
0	3,274
0	0
0	0

1,250,409	(477,986)

638,890	934,232
0	3,750
0	0
0	0

638,890	937,982

1,889,299	459,996

$6,144,593	$975,098

$0	$0

The accompanying notes are an integral part of these financial statements.

112	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	C&B Large Cap Value Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$5,797,743	$6,573,718
Net realized gains on investments	25,557,380	15,269,192
Net change in unrealized gains (losses) on investments	54,634,553	(40,212,230)

Net increase (decrease) in net assets resulting from operations	85,989,676	(18,369,320)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	19,812,149	14,806,365
Withdrawals	(83,570,402)	(95,014,836)

Net decrease in net assets resulting from capital share transactions	(63,758,253)	(80,208,471)

Total increase (decrease) in net assets	22,231,423	(98,577,791)

Net assets
Beginning of period	324,923,116	423,500,907

End of period	$347,154,539	$324,923,116

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	113

	Diversified Large Cap Growth Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$768,223	$425,590
Net realized gains on investments	15,571,692	5,356,234
Net change in unrealized gains (losses) on investments	11,859,205	(3,329,475)

Net increase in net assets resulting from operations	28,199,120	2,452,349

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	4,046,616	7,386,835
Withdrawals	(42,558,624)	(52,938,016)

Net decrease in net assets resulting from capital share transactions	(38,512,008)	(45,551,181)

Total decrease in net assets	(10,312,888)	(43,098,832)

Net assets
Beginning of period	158,158,281	201,257,113

End of period	$147,845,393	$158,158,281

The accompanying notes are an integral part of these financial statements.

114	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Emerging Growth Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment loss	$(4,657,230)	$(4,480,439)
Net realized gains on investments	8,468,821	45,606,364
Net change in unrealized gains (losses) on investments	182,265,995	106,939,881

Net increase in net assets resulting from operations	186,077,586	148,065,806

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	43,331,221	1,103,202,835
Withdrawals	(182,428,836)	(336,929,676)

Net increase (decrease) in net assets resulting from capital share transactions	(139,097,615)	766,273,159

Total increase in net assets	46,979,971	914,338,965

Net assets
Beginning of period	998,892,106	84,553,141

End of period	$1,045,872,077	$998,892,106

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	115

	Index Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$55,499,759	$50,245,701
Net realized gains on investments	84,257,080	44,324,406
Net change in unrealized gains (losses) on investments	466,355,999	(109,116,550)

Net increase (decrease) in net assets resulting from operations	606,112,838	(14,546,443)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	103,522,576	170,958,274
Withdrawals	(480,245,028)	(304,471,072)

Net decrease in net assets resulting from capital share transactions	(376,722,452)	(133,512,798)

Total increase (decrease) in net assets	229,390,386	(148,059,241)

Net assets
Beginning of period	2,383,498,728	2,531,557,969

End of period	$2,612,889,114	$2,383,498,728

The accompanying notes are an integral part of these financial statements.

116	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	International Growth Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$1,895,888	$2,321,731
Net realized gains on investments	8,384,099	5,754,758
Net change in unrealized gains (losses) on investments	20,174,725	(18,816,975)

Net increase (decrease) in net assets resulting from operations	30,454,712	(10,740,486)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	29,169,783 [1]	19,315,418
Withdrawals	(29,751,222)	(28,198,788)

Net decrease in net assets resulting from capital share transactions	(581,439)	(8,883,370)

Total increase (decrease) in net assets	29,873,273	(19,623,856)

Net assets
Beginning of period	108,521,467	128,145,323

End of period	$138,394,740	$108,521,467

1.	Amount includes $22,586,786 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	117

	International Value Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$11,001,522	$10,731,272
Net realized losses on investments	(3,085,904)	(2,485,463)
Net change in unrealized gains (losses) on investments	80,132,934	(82,848,290)

Net increase (decrease) in net assets resulting from operations	88,048,552	(74,602,481)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	74,737,541 [1]	24,184,061
Withdrawals	(29,346,621)	(12,254,871)

Net increase in net assets resulting from capital share transactions	45,390,920	11,929,190

Total increase (decrease) in net assets	133,439,472	(62,673,291)

Net assets
Beginning of period	289,291,380	351,964,671

End of period	$422,730,852	$289,291,380

1.	Amount includes $22,429,789 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

118	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Large Company Value Portfolio
	Year ended May 31, 2013		Year ended May 31, 2012

Operations
Net investment income	$848,345		$975,071
Net realized gains on investments	8,490,528		1,843,881
Net change in unrealized gains (losses) on investments	6,509,832		(6,856,974)

Net increase (decrease) in net assets resulting from operations	15,848,705		(4,038,022)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	51,038,318	[1]	1,638,219
Withdrawals	(21,361,580)		(11,556,144)

Net increase (decrease) in net assets resulting from capital share transactions	29,676,738		(9,917,925)

Total increase (decrease) in net assets	45,525,443		(13,955,947)

Net assets
Beginning of period	52,880,149		66,836,096

End of period	$98,405,592		$52,880,149

1.	The amount includes $50,059,057, related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	119

	Small Company Growth Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment loss	$(28,119)	$(317,924)
Net realized gains on investments	14,699,969	43,682,880
Net change in unrealized gains (losses) on investments	28,484,637	(74,305,951)

Net increase (decrease) in net assets resulting from operations	43,156,487	(30,940,995)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	64,117,058	13,211,256
Withdrawals	(73,747,010)	(154,050,686)

Net decrease in net assets resulting from capital share transactions	(9,629,952)	(140,839,430)

Total increase (decrease) in net assets	33,526,535	(171,780,425)

Net assets
Beginning of period	162,959,461	334,739,886

End of period	$196,485,996	$162,959,461

The accompanying notes are an integral part of these financial statements.

120	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Small Company Value Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$1,093,425	$1,415,963
Net realized gains on investments	13,278,991	19,382,594
Net change in unrealized gains (losses) on investments	36,327,755	(37,231,687)

Net increase (decrease) in net assets resulting from operations	50,700,171	(16,433,130)

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	40,236,818 [1]	25,377,194
Withdrawals	(86,362,160)	(46,438,479)

Net decrease in net assets resulting from capital share transactions	(46,125,342)	(21,061,285)

Total increase (decrease) in net assets	4,574,829	(37,494,415)

Net assets
Beginning of period	199,262,426	236,756,841

End of period	$203,837,255	$199,262,426

1.	Amount includes $14,416,889 related to an acquisition during the period. See Notes to Financial Statements for a discussion of the acquisition.

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	121

	Core Bond Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$65,763,655	$81,191,274
Net realized gains on investments	129,092,808	164,577,584
Net change in unrealized gains (losses) on investments	(90,545,176)	29,875,554

Net increase in net assets resulting from operations	104,311,287	275,644,412

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	720,766,231	686,049,279
Withdrawals	(1,290,176,868)	(443,191,494)

Net increase (decrease) in net assets resulting from capital share transactions	(569,410,637)	242,857,785

Total increase (decrease) in net assets	(465,099,350)	518,502,197

Net assets
Beginning of period	3,813,536,144	3,295,033,947

End of period	$3,348,436,794	$3,813,536,144

The accompanying notes are an integral part of these financial statements.

122	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Inflation-Protected Bond Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$1,198,434	$2,680,432
Net realized gains on investments	3,992,715	5,557,478
Net change in unrealized gains (losses) on investments	(6,233,421)	3,311,880

Net increase (decrease) in net assets resulting from operations	(1,042,272)	11,549,790

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	14,419,386	21,266,199
Withdrawals	(30,194,206)	(54,247,708)

Net decrease in net assets resulting from capital share transactions	(15,774,820)	(32,981,509)

Total decrease in net assets	(16,817,092)	(21,431,719)

Net assets
Beginning of period	83,449,310	104,881,029

End of period	$66,632,218	$83,449,310

The accompanying notes are an integral part of these financial statements.

Statements of changes in net assets	Wells Fargo Advantage Allocation Funds	123

	Managed Fixed Income Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$4,255,294	$5,660,417
Net realized gains on investments	1,250,409	2,120,364
Net change in unrealized gains (losses) on investments	638,890	2,573,185

Net increase in net assets resulting from operations	6,144,593	10,353,966

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	33,069,218	55,876,275
Withdrawals	(71,853,951)	(84,676,792)

Net decrease in net assets resulting from capital share transactions	(38,784,733)	(28,800,517)

Total decrease in net assets	(32,640,140)	(18,446,551)

Net assets
Beginning of period	141,903,295	160,349,846

End of period	$109,263,155	$141,903,295

The accompanying notes are an integral part of these financial statements.

124	Wells Fargo Advantage Allocation Funds	Statements of changes in net assets

	Stable Income Portfolio
	Year ended May 31, 2013	Year ended May 31, 2012

Operations
Net investment income	$515,102	$666,108
Net realized losses on investments	(477,986)	(60,837)
Net change in unrealized gains (losses) on investments	937,982	21,566

Net increase in net assets resulting from operations	975,098	626,837

Capital share transactions
Transactions in investors’ beneficial interests
Contributions	5,341,489	6,568,824
Withdrawals	(19,993,019)	(8,980,294)

Net decrease in net assets resulting from capital share transactions	(14,651,530)	(2,411,470)

Total decrease in net assets	(13,676,432)	(1,784,633)

Net assets
Beginning of period	37,740,639	39,525,272

End of period	$24,064,207	$37,740,639

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Allocation Funds	125

	Ratio to average net assets (annualized)				Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses	Total return[1]

C&B Large Cap Value Portfolio
June 1, 2012 to May 31, 2013	1.73%	0.68%	0.68%	29.30%	18%
June 1, 2011 to May 31, 2012	1.81%	0.68%	0.68%	(4.61)%	21%
October 1, 2010 to May 31, 2011[2]	1.27%	0.67%	0.67%	18.08%	17%
October 1, 2009 to September 30, 2010	1.40%	0.70%	0.68%	7.49%	13%
October 1, 2008 to September 30, 2009	2.19%	0.73%	0.64%	(5.53)%	28%
October 1, 2007 to September 30, 2008	1.71%	0.73%	0.68%	(20.18)%	21%

Diversified Large Cap Growth Portfolio
June 1, 2012 to May 31, 2013	0.51%	0.71%	0.62%	20.30%	56%
June 1, 2011 to May 31, 2012	0.24%	0.71%	0.62%	1.26%	79%
October 1, 2010 to May 31, 2011[2,3]	0.40%	0.69%	0.62%	22.78%	101%
October 1, 2009 to September 30, 2010[3]	0.66%	0.70%	0.62%	7.51%	11%
October 1, 2008 to September 30, 2009[3]	0.97%	0.70%	0.62%	3.31%	13%
October 1, 2007 to September 30, 2008[3]	0.48%	0.68%	0.67%	(22.59)%	7%

Emerging Growth Portfolio
June 1, 2012 to May 31, 2013	(0.47)%	0.80%	0.80%	20.53%	65%
June 1, 2011 to May 31, 2012	(0.57)%	0.80%	0.80%	(4.83)%	75%
October 1, 2010 to May 31, 2011[2]	(0.77)%	0.94%	0.91%	37.91%	59%
October 1, 2009 to September 30, 2010	(0.66)%	1.02%	0.94%	20.49%	97%
October 1, 2008 to September 30, 2009	(0.53)%	0.94%	0.91%	(5.70)%	147%
October 1, 2007 to September 30, 2008	(0.49)%	0.93%	0.92%	(30.95)%	191%

Index Portfolio
June 1, 2012 to May 31, 2013	2.20%	0.09%	0.09%	27.22%	4%
June 1, 2011 to May 31, 2012	2.09%	0.10%	0.10%	(0.52)%	9%
October 1, 2010 to May 31, 2011[2]	1.93%	0.10%	0.10%	19.39%	3%
October 1, 2009 to September 30, 2010	2.01%	0.10%	0.10%	9.97%	22%
October 1, 2008 to September 30, 2009	2.61%	0.12%	0.10%	(7.00)%	10%
October 1, 2007 to September 30, 2008	2.07%	0.11%	0.11%	(22.28)%	5%

International Growth Portfolio
June 1, 2012 to May 31, 2013	1.63%	1.04%	1.04%	30.34%	46%
June 1, 2011 to May 31, 2012	2.04%	0.97%	0.90%	(9.44)%	69%
October 1, 2010 to May 31, 2011[2]	1.62%	1.10%	1.10%	14.50%	53%
October 1, 2009 to September 30, 2010	0.89%	1.42%	1.20%	3.25%	89%
October 1, 2008 to September 30, 2009	1.71%	1.14%	1.11%	6.23%	95%
October 1, 2007 to September 30, 2008	1.17%	1.08%	1.05%	(28.68)%	57%

International Value Portfolio
June 1, 2012 to May 31, 2013	3.04%	0.91%	0.91%	29.45%	16%
June 1, 2011 to May 31, 2012	3.44%	0.91%	0.85%	(21.07)%	9%
October 1, 2010 to May 31, 2011[2]	3.14%	0.94%	0.94%	14.00%	16%
October 1, 2009 to September 30, 2010	2.41%	1.20%	1.06%	0.92%	27%
October 1, 2008 to September 30, 2009	2.72%	1.08%	1.03%	5.26%	41%
October 1, 2007 to September 30, 2008	3.68%	1.07%	1.01%	(34.21)%	23%

Large Company Value Portfolio
June 1, 2012 to May 31, 2013	1.49%	0.78%	0.74%	28.91%	95%
June 1, 2011 to May 31, 2012	1.67%	0.77%	0.74%	(6.06)%	104%
October 1, 2010 to May 31, 2011[2]	1.58%	0.78%	0.74%	21.46%	38%
October 1, 2009 to September 30, 2010	1.73%	0.73%	0.72%	7.02%	46%
October 1, 2008 to September 30, 2009	2.69%	0.75%	0.69%	(9.66)%	11%
October 1, 2007 to September 30, 2008	2.16%	0.75%	0.57%	(23.18)%	8%

Please see footnotes on page 126.

The accompanying notes are an integral part of these financial statements.

126	Wells Fargo Advantage Allocation Funds	Financial highlights

	Ratio to average net assets (annualized)				Portfolio turnover rate
	Net investment income (loss)	Gross expenses	Net expenses	Total return[1]

Small Company Growth Portfolio
June 1, 2012 to May 31, 2013	(0.02)%	0.86%	0.86%	31.39%	109%
June 1, 2011 to May 31, 2012	(0.12)%	0.83%	0.83%	(10.75)%	107%
October 1, 2010 to May 31, 2011[2]	(0.42)%	0.83%	0.83%	39.64%	70%
October 1, 2009 to September 30, 2010	(0.48)%	0.87%	0.86%	15.25%	129%
October 1, 2008 to September 30, 2009	(0.53)%	0.89%	0.87%	1.75%	169%
October 1, 2007 to September 30, 2008	(0.53)%	0.89%	0.89%	(27.50)%	150%

Small Company Value Portfolio
June 1, 2012 to May 31, 2013	0.58%	0.85%	0.85%	30.76%	57%
June 1, 2011 to May 31, 2012	0.69%	0.84%	0.84%	(7.17)%	60%
October 1, 2010 to May 31, 2011[2]	1.60%	0.84%	0.84%	26.72%	47%
October 1, 2009 to September 30, 2010	0.31%	0.89%	0.89%	16.38%	60%
October 1, 2008 to September 30, 2009	1.16%	0.90%	0.88%	(6.28)%	99%
October 1, 2007 to September 30, 2008	1.02%	0.90%	0.89%	(22.01)%	82%

1.	Returns for periods of less than one year are not annualized.

2.	For the eight months ended May 31, 2011. The Portfolio changed its fiscal year end from September 30 to May 31, effective May 31, 2011.

3.	After the close of business on January 28, 2011, Diversified Large Cap Growth Portfolio acquired the net assets of Wells Fargo Advantage Disciplined Growth Portfolio, Wells Fargo Advantage Large Cap Appreciation Portfolio, and Wells Fargo Advantage Large Company Growth Portfolio. Wells Fargo Advantage Large Company Growth Portfolio became the accounting and performance survivor in the transaction. The information for the periods prior to January 31, 2011 is that of the Wells Fargo Advantage Large Company Growth Portfolio.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Advantage Allocation Funds	127

	Ratio to average net assets (annualized)				Portfolio turnover rate
	Net investment income	Gross expenses	Net expenses	Total return

Core Bond Portfolio
June 1, 2012 to May 31, 2013	1.75%	0.37%	0.35%	2.61%	547%
June 1, 2011 to May 31, 2012	2.33%	0.37%	0.35%	8.20%	803%
June 1, 2010 to May 31, 2011	2.99%	0.37%	0.35%	7.02%	789%
June 1, 2009 to May 31, 2010	3.78%	0.38%	0.34%	10.87%	638%
June 1, 2008 to May 31, 2009	4.92%	0.40%	0.39%	6.58%	633%

Inflation-Protected Bond Portfolio
June 1, 2012 to May 31, 2013	1.52%	0.50%	0.44%	(1.86)%	15%
June 1, 2011 to May 31, 2012	3.00%	0.48%	0.44%	12.62%	23%
June 1, 2010 to May 31, 2011	3.25%	0.44%	0.43%	8.19%	19%
June 1, 2009 to May 31, 2010	3.53%	0.45%	0.44%	8.28%	31%
June 1, 2008 to May 31, 2009	1.70%	0.45%	0.37%	(1.33)%	53%

Managed Fixed Income Portfolio
June 1, 2012 to May 31, 2013	3.42%	0.47%	0.39%	4.81%	49%
June 1, 2011 to May 31, 2012	3.83%	0.46%	0.39%	6.97%	51%
June 1, 2010 to May 31, 2011	3.97%	0.45%	0.39%	8.84%	104%
June 1, 2009 to May 31, 2010	3.64%	0.42%	0.38%	14.58%	59%
June 1, 2008 to May 31, 2009	5.09%	0.43%	0.34%	(1.72)%	132%

Stable Income Portfolio
June 1, 2012 to May 31, 2013	1.50%	0.58%	0.41%	2.78%	20%
June 1, 2011 to May 31, 2012	1.76%	0.59%	0.41%	1.71%	11%
June 1, 2010 to May 31, 2011	2.02%	0.54%	0.40%	2.97%	14%
June 1, 2009 to May 31, 2010	1.90%	0.43%	0.40%	9.94%	10%
June 1, 2008 to May 31, 2009	3.74%	0.43%	0.42%	(2.73)%	7%

The accompanying notes are an integral part of these financial statements.

128	Wells Fargo Advantage Allocation Funds	Notes to financial statements

1. ORGANIZATION

Wells Fargo Master Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). These financial statements report on the following funds: Wells Fargo Advantage C&B Large Cap Value Portfolio (“C&B Large Cap Value Portfolio”), Wells Fargo Advantage Diversified Large Cap Growth Portfolio (“Diversified Large Cap Growth Portfolio”), Wells Fargo Advantage Emerging Growth Portfolio (“Emerging Growth Portfolio”), Wells Fargo Advantage Index Portfolio (“Index Portfolio”), Wells Fargo Advantage International Growth Portfolio (“International Growth Portfolio”), Wells Fargo Advantage International Value Portfolio (“International Value Portfolio”), Wells Fargo Advantage Large Company Value Portfolio (“Large Company Value Portfolio”), Wells Fargo Advantage Small Company Growth Portfolio (“Small Company Growth Portfolio”), Wells Fargo Advantage Small Company Value Portfolio (“Small Company Value Portfolio”), Wells Fargo Advantage Core Bond Portfolio (“Core Bond Portfolio”), Wells Fargo Advantage Inflation-Protected Bond Portfolio (“Inflation-Protected Bond Portfolio”), Wells Fargo Advantage Managed Fixed Income Portfolio (“Managed Fixed Income Portfolio”), and Wells Fargo Advantage Stable Income Portfolio (“Stable Income Portfolio”) (each, a “Portfolio”, collectively, the “Portfolios”). Each Portfolio is a diversified series of the Trust.

The Portfolios, which are master portfolios in a master/feeder structure, offer their shares to multiple feeder funds and other master portfolios rather than directly to the public.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of each Portfolio, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (normally 4 p.m. Eastern Time).

Equity securities that are listed on a foreign or domestic exchange, except for The Nasdaq Stock Market, Inc. (“Nasdaq”), are valued at the official closing price or, if none, the last sales price. Securities listed on Nasdaq are valued at the Nasdaq Official Closing Price (“NOCP”). If no NOCP is available, securities are valued at the last sales price. If no sales price is shown on the Nasdaq, the bid price will be used. If no sale occurs on the primary exchange or market for the security that day or if no sale occurs and no bid price is shown on Nasdaq, the prior day’s price will be deemed “stale” and fair values will be determined in accordance with the Portfolios’ Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the rates of exchange in effect on the day of valuation at a time specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On May 31, 2013, fair value pricing was used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated bid prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Portfolios’ Valuation Procedures.

Short-term securities with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	129

Investments in registered open-end investment companies are valued at net asset value. Non-registered investment companies are fair valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Portfolios are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the rates of exchange at a time specified by the Management Valuation Team on the date of valuation. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

Security loans

The Portfolios may lend their securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Portfolios continue to receive interest or dividends on the securities loaned. The Portfolios receive collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolios on the next business day. In a securities lending transaction, the net asset value of the Portfolios will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Portfolios fluctuate from time to time, In the event of default or bankruptcy by the borrower, the Portfolios may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Portfolios have the right under the lending agreement to recover the securities from the borrower on demand.

The Portfolios lend their securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Wells Fargo Securities Lending Cash Investments, LLC (the “Cash Collateral Fund”). The Cash Collateral Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Cash Collateral Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Cash Collateral Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in

130	Wells Fargo Advantage Allocation Funds	Notes to financial statements

high-quality, U.S. dollar-denominated short-term money market instruments. Cash Collateral Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Cash Collateral Fund is included in securities lending income on the Statements of Operations.

When-issued transactions

Each Portfolio may purchase securities on a forward commitment or ‘when-issued’ basis. A Portfolio records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Portfolio’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Portfolio begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

Each Portfolio may invest in term loans. The Portfolio begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Portfolio assumes the credit risk of the borrower and there could be potential loss to the Portfolio in the event of default by the borrower.

Futures contracts

Each Portfolio may be subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Portfolio may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Portfolio and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices when available. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as an asset or liability and in the Statements of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Portfolio since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

TBA sale commitments

Each Portfolio may enter into To Be Announced (“TBA”) sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or offsetting TBA purchase commitments, which are deliverable on or before the sale commitment date, are held as “cover” for the transaction. Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Securities valuation”. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Inflation-indexed bonds and TIPS

Each Portfolio may invest in inflation-indexed bonds, including Treasury inflation-protected securities (TIPS). Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds (other than municipal inflation indexed bonds and certain corporate inflation-indexed bonds) will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-indexed bonds. Inflation-indexed bonds, including TIPS, decline in value when real interest rates rise. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed bonds may experience greater losses than other fixed income securities with similar durations.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	131

Credit default swaps

Each Portfolio may be subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Portfolio may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Portfolio is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Portfolio could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Portfolio as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by having the counterparty post collateral to cover the Portfolio’s exposure to the counterparty.

If the Portfolio is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Portfolio is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statements of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Portfolio provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

Mortgage dollar roll transactions

Each Portfolio may engage in mortgage dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC). In a mortgage dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker-dealer and simultaneously agrees to repurchase a substantially similar security from the institution at a later date at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different pre-payment histories. During the roll period, a Portfolio foregoes principal and interest paid on the securities. A Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase as well as by the earnings on the cash proceeds of the initial sale. Mortgage dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolios account for TBA dollar roll transactions as purchases and sales.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

132	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Portfolio is informed of the ex-dividend date.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Federal and other taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. The Portfolios are not required to pay federal income taxes on their net investment income and net capital gain as they are treated as partnerships for federal income tax purposes. All interest, dividends, gains and losses of a Portfolio are deemed to have been “passed through” to the interest holders in proportion to their holdings of the Portfolio regardless of whether such interest, dividends and gains have been distributed by the Portfolio.

Each Portfolio’s income tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal authorities. Management has analyzed each Portfolio’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of each Portfolio’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). Each Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

As of May 31, 2013, the inputs used in valuing investments in securities were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
C&B Large Cap Value Portfolio

Equity securities
Common stocks	$335,030,913	$5,135,665	$0	$340,166,578
Preferred stocks	0	2,059,331	0	2,059,331

Short-term investments
Investment companies	4,722,435	21,906,500	0	26,628,935
Total	$339,753,348	$29,101,496	$0	$368,854,844
Diversified Large Cap Growth Portfolio

Equity securities
Common stocks	$146,644,708	$0	$0	$146,644,708

Short-term investments
Investment companies	539,057	13,240,500	0	13,779,557
Total	$147,183,765	$13,240,500	$0	$160,424,265

Notes to financial statements	Wells Fargo Advantage Allocation Funds	133

Investments in Securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Emerging Growth Portfolio

Equity securities
Common stocks	$1,028,702,223	$0	$0	$1,028,702,223

Short-term investments
Investment companies	20,715,310	207,928,654	0	228,643,964
Total	$1,049,417,533	$207,928,654	$0	$1,257,346,187
Index Portfolio

Equity securities
Common stocks	$2,541,793,757	$0	$0	$2,541,793,757

Short-term investments
Investment companies	62,769,350	63,197,126	0	125,966,476
U.S. Treasury securities	4,499,861	0	0	4,499,861
Total	$2,609,062,968	$63,197,126	$0	$2,672,260,094
International Growth Portfolio

Equity securities
Common stocks	$17,078,423	$116,421,662	$0	$133,500,085
Preferred stocks	0	2,354,322	0	2,354,322

Short-term investments
Investment companies	2,604,948	9,480,030	0	12,084,978
Total	$19,683,371	$128,256,014	$0	$147,939,385
International Value Portfolio

Equity securities
Common stocks	$27,375,788	$377,925,884	$0	$405,301,672
Preferred stocks	3,542,181	0	0	3,542,181

Short-term investments
Investment companies	4,072,470	20,840,881	0	24,913,351
Total	$34,990,439	$398,766,765	$0	$433,757,204
Large Company Value Portfolio

Equity securities
Common stocks	$96,785,073	$0	$0	$96,785,073

Short-term investments
Investment companies	1,539,327	3,109,900	0	4,649,227
Total	$98,324,400	$3,109,900	0	$101,434,300
Small Company Growth Portfolio

Equity securities
Common stocks	$187,684,296	$0	$0	$187,684,296

Short-term investments
Investment companies	8,476,742	45,762,377	0	54,239,119
Total	$196,161,038	$45,762,377	$0	$241,923,415

134	Wells Fargo Advantage Allocation Funds	Notes to financial statements

Investments in Securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Small Company Value Portfolio

Equity securities
Common stocks	$198,907,050	$0	$0	$198,907,050
Warrants	0	19,296	0	19,296

Short-term investments
Investment companies	4,284,813	47,793,038	0	52,077,851
Total	$203,191,863	$47,812,334	$0	$251,004,197
Core Bond Portfolio

Agency securities	$0	$1,142,934,116	$0	$1,142,934,116

Asset-backed securities	0	530,998,519	0	530,998,519

Corporate bonds and notes	0	588,633,761	0	588,633,761

Municipal obligations	0	34,822,297	0	34,822,297

Non-agency mortgage backed securities	0	238,923,328	0	238,923,328

U.S. Treasury securities	527,428,970	0	0	527,428,970

Yankee corporate bonds and notes	0	202,245,292	0	202,245,292

Yankee government bonds	0	43,123,732	0	43,123,732

Short-term investments
Investment companies	177,551,317	58,109,566	0	235,660,883
Total	$704,980,287	$2,839,790,611	$0	$3,544,770,898
Inflation-Protected Bond Portfolio

U.S. Treasury securities	$65,806,326	$0	$0	$65,806,326

Short-term investments
Investment companies	602,774	0	0	602,774
Total	$66,409,100	$0	$0	$66,409,100
Managed Fixed Income Portfolio

Agency securities	$0	$40,117,789	$0	$40,117,789

Asset-backed securities	0	331,475	0	331,475

Corporate bonds and notes	0	29,141,887	0	29,141,887

Municipal obligations	0	10,528,061	0	10,528,061

Non-agency mortgage backed securities	0	10,470,788	0	10,470,788

Term loans	0	26,419	0	26,419

U.S. Treasury securities	9,953,986	0	0	9,953,986

Yankee corporate bonds and notes	0	3,200,938	0	3,200,938

Short-term investments
Investment companies	5,166,707	255,625	0	5,422,332
Total	$15,120,693	$94,072,982	$0	$109,193,675

Notes to financial statements	Wells Fargo Advantage Allocation Funds	135

Investments in Securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Stable Income Portfolio

Agency securities	$0	$11,077,567	$0	$11,077,567

Asset-backed securities	0	2,167,382	0	2,167,382

Corporate bonds and notes	0	6,491,709	0	6,491,709

Loan participation	0	0	347,101	347,101

Municipal obligations	0	1,063,710	0	1,063,710

Non-agency mortgage backed securities	0	914,772	0	914,772

Yankee corporate bonds and notes	0	752,722	0	752,722

Short-term investments
Investment companies	1,068,846	0	0	1,068,846
Total	$1,068,846	$22,467,862	$347,101	$23,883,809

As of May 31, 2013, the inputs used in valuing TBA sale commitments were as follows:

TBA sale commitments	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant other observable inputs (Level 3)	Total
Core Bond Portfolio	$0	$(6,216,563)	$0	$(6,216,563)

As of May 31, 2013, the inputs used in valuing each Portfolio’s other financial instruments were as follows:

Future contracts+	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Index Portfolio	$2,768,095	$0	$0	$2,768,095
Stable Income Portfolio	3,085	0	0	3,085

+	Futures contracts are presented at the unrealized gains or losses on the instrument.

Transfers in and transfers out are recognized at the end of the reporting period.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Stable Income Portfolio
	Other	Loan participation	Non-agency mortgage backed securities	Total
Balance as of May 31, 2012	$167,564	$423,589	$629,312	$1,220,465
Accrued discounts (premiums)	0	105	0	105
Realized gains (losses)	141,861	(21)	(494,736)	(352,896)
Change in unrealized gains (losses)	(47,387)	6,248	634,762	593,623
Purchases	0	0	0	0
Sales	(262,038)	(82,820)	(769,338)	(1,114,196)
Transfers into Level 3	0	0	0	0
Transfers out of Level 3	0	0	0	0
Balance as of May 31, 2013	$0	$347,101	$0	$347,101
Change in unrealized gains (losses) relating to securities still held at May 31, 2013	$0	$5,179	$0	$5,179

Loan participations were valued using indicative broker quotes and are therefore considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Portfolio and therefore the disclosure that would address these inputs is not included above.

136	Wells Fargo Advantage Allocation Funds	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fees

The Trust has entered into an advisory contract with Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). The adviser is responsible for implementing investment policies and guidelines and for supervising the subadvisers, who are responsible for day-to-day portfolio management of the Portfolios.

Funds Management has retained the services of certain subadvisers to provide daily funds management to the Portfolios. Funds Management has engaged WellsCap (an affiliate of Funds Management), Peregrine Capital Management, Inc. (an affiliate of Funds Management), Artisan Partners Limited Partnership, Cooke & Bieler, L.P., Galliard Capital Management, Inc. (an affiliate of Funds Management) Golden Capital Management, LLC (an affiliate of Funds Management), LSV Asset Management, and Phocas Financial Corporation as subadvisers.

Pursuant to the contract, Funds Management is entitled to receive an annual advisory fee which is calculated based on the average daily net assets of each Portfolio. The fees for subadvisory services are borne by the Funds Management. The subadvisers are each entitled to receive from Funds Management an annual subadvisory fee which is calculated based on the average daily net assets of each Portfolio.

	Advisory fee		Effective rate for the year ended May 31, 2013	Subadviser	Subadvisory fee
	starting at	declining to			starting at	declining to
C&B Large Cap Value Portfolio	0.65%	0.55%	0.65%	Cooke & Bieler, L.P.	0.38%[1]	0.30%[1]
Diversified Large Cap Growth Portfolio	0.65	0.55	0.65	WellsCap	0.30[2]	0.20	[2]
Emerging Growth Portfolio	0.80	0.70	0.79	WellsCap	0.55	0.40
Index Portfolio	0.10	0.05	0.08	Golden Capital Management, LLC	0.05	0.02
International Growth Portfolio	0.85	0.70	0.85	Artisan Partners Limited Partnership	0.80	0.50
International Value Portfolio	0.85	0.70	0.85	LSV Asset Management	0.35	0.30
Large Company Value Portfolio	0.65	0.55	0.65	Phocas Financial Corporation	0.29	0.20
Small Company Growth Portfolio	0.80	0.70	0.80	Peregrine Capital Management, Inc.	0.50[3]	0.45	[3]
Small Company Value Portfolio	0.80	0.70	0.80	Peregrine Capital Management, Inc.	0.45[4]	0.40	[4]
Core Bond Portfolio	0.40	0.30	0.36	WellsCap	0.20	0.10
Inflation-Protected Bond Portfolio	0.40	0.30	0.40	WellsCap	0.20	0.10
Managed Fixed Income Portfolio	0.40%	0.30%	0.40%	Galliard Capital Management, Inc.	0.20%	0.10%
Stable Income Portfolio	0.35 [5]	0.25 [5]	0.37	Galliard Capital Management, Inc.	0.15	0.05

1.	Prior to May 1, 2013, C&B Large Cap Value Portfolio paid Cooke & Bieler, L.P. a subadvisory fee which started at 0.45% and declined to 0.30% as average daily net assets increased.

2.	Prior to May 1, 2013, Diversified Large Cap Growth Portfolio paid WellsCap a subadvisory fee which started at 0.35% and declined to 0.15% as average daily net assets increased.

3.	Prior to January 1, 2013, Small Company Growth Portfolio paid Peregrine Capital Management, Inc. a subadvisory fee which started at 0.90% and declined to 0.55% as average daily net assets increased.

4.	Prior to May 1, 2013, Small Company Value Portfolio paid Peregrine Capital Management, Inc. a subadvisory fee which started at 0.50% and increased to 0.75% as its average net assets increased.

5.	Prior to October 1, 2012, Stable Income Portfolio paid Funds Management an advisory fee which started at 0.40% and declined to 0.30% as average daily net assets increased.

Funds Management has voluntarily waived and/or reimbursed advisory fees to the extent necessary to maintain certain net operating expense ratios for the Portfolios.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	137

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2013 were as follows:

	Purchases at cost		Sales proceeds
	U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
C&B Large Cap Value Portfolio	$0	$59,838,951	$0	$115,519,886
Diversified Large Cap Growth Portfolio	0	83,224,842	0	110,627,059
Emerging Growth Portfolio	0	634,743,135	0	769,011,425
Index Portfolio	0	86,949,254	0	412,618,584
International Growth Portfolio	0	52,626,047	0	69,622,146
International Value Portfolio	0	88,916,080	0	54,072,942
Large Company Value Portfolio	0	53,805,980	0	69,367,184
Small Company Growth Portfolio	0	171,508,284	0	183,890,400
Small Company Value Portfolio	0	105,347,399	0	162,062,808
Core Bond Portfolio	17,467,046,387	3,677,928,731	18,114,020,029	3,542,229,636
Inflation-Protected Bond Portfolio	11,586,585	0	26,188,045	0
Managed Fixed Income Portfolio	50,073,846	8,951,116	47,508,472	37,261,178
Stable Income Portfolio	0	6,146,433	710,659	12,825,174

6. DERIVATIVE TRANSACTIONS

During the year ended May 31, 2013, Index Portfolio used uninvested cash to enter into futures contracts to gain market exposure. During the year ended May 31, 2013, Inflation-Protected Bond Portfolio and Stable Income Portfolio entered into futures contracts to speculate on interest rates and to help manage the duration of the portfolio.

At May 31, 2013, the Portfolios had long and short futures contracts outstanding as follows:

	Expiration date	Contracts	Type	Contract value at May 31, 2013	Unrealized gains
Index Portfolio	June 2013	166 Long	S&P 500 Index	$67,603,500	$2,768,095
Stable Income Portfolio	September 2013	20 Short	5 Year U.S. Treasury Notes	2,448,281	3,085

The receivable or payable for daily variation margin on open futures contracts reflected in the Statements of Assets and Liabilities only represents the current day’s variation margin.

As of May 31, 2013, Stable Income Portfolio had segregated $11,000 as cash collateral for open futures contracts.

The Portfolios had average notional amounts in futures contracts outstanding during the year ended May 31, 2013 as follows:

	Long contracts	Short contracts
Index Portfolio	$46,186,400	$0
Inflation-Protected Bond Portfolio	94,561	100,086
Stable Income Portfolio	0	2,490,208

Core Bond Portfolio entered into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Portfolio’s total return.

During the year ended May 31, 2013, Core Bond Portfolio had an average notional balance of $25,657,534 in open credit default swaps.

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

138	Wells Fargo Advantage Allocation Funds	Notes to financial statements

7. ACQUISITIONS

After the close of business on April 19, 2013, International Growth Portfolio acquired the net assets of Wells Fargo Advantage International Index Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage International Index Portfolio with a fair value of $22,535,457, identified cost of $21,854,655, and unrealized gains of $680,802 at April 19, 2013 were the principal assets acquired by International Growth Portfolio. For financial reporting purposes, assets received by International Growth Portfolio was recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage International Index Portfolio was carried forward to align ongoing reporting of International Growth Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for International Growth Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment income	$2,276,123
Net realized and unrealized gains on investments	$31,301,977
Net increase in net assets resulting from operations	$33,578,100

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage International Index Portfolio that have been included in International Growth Portfolio’s Statement of Operations since April 22, 2013.

After the close of business on April 19, 2013, International Value Portfolio acquired the net assets of Wells Fargo Advantage International Equity Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage International Equity Portfolio with a fair value of $22,369,294, identified cost of $22,824,592, and unrealized losses of $455,298 at April 19, 2013 were the principal assets acquired by International Value Portfolio. For financial reporting purposes, assets received by International Value Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage International Equity Portfolio was carried forward to align ongoing reporting of International Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for International Value Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment income	$21,429,816
Net realized and unrealized gains on investments	$71,515,531
Net increase in net assets resulting from operations	$92,945,347

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage International Equity Portfolio that have been included in International Value Portfolio’s Statement of Operations since April 22, 2013.

After the close of business on April 19, 2013, Large Company Value Portfolio acquired the net assets of Wells Fargo Advantage Equity Value Portfolio. The purpose of the transaction was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage Equity Value Portfolio with a fair value of $49,782,607, identified cost of $48,925,675, and unrealized gains of $856,932 at April 19, 2013 were the principal assets acquired by Large Company Value Portfolio. For financial reporting purposes, assets received by Large Company Value Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Equity Value Portfolio was carried forward to align ongoing reporting of Large Company Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Notes to financial statements	Wells Fargo Advantage Allocation Funds	139

Assuming the acquisition had been completed June 1, 2012, the beginning of the annual reporting period for Large

Company Value Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment loss	$(3,466,147)
Net realized and unrealized gains on investments	$21,684,877
Net increase in net assets resulting from operations	$18,218,730

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Equity Value Portfolio that have been included in Large Company Value Portfolio’s Statement of Operations since April 22, 2013.

After the close of business on April 19, 2013, Small Company Value Portfolio acquired the net assets of Wells Fargo Advantage Small Cap Value Portfolio. The purpose of the transactions was to combine two funds with similar investment objectives and strategies. The investment portfolio of Wells Fargo Advantage Small Cap Value Portfolio with fair value of $14,404,707, identified cost of $14,875,954, and unrealized losses of $471,247 at April 19, 2013, were the principal assets acquired by Small Company Value Portfolio. For financial reporting purposes, assets received by Small Company Value Portfolio were recorded at fair value; however, the cost basis of the investments received from Wells Fargo Advantage Small Cap Value Portfolio was carried forward to align ongoing reporting of Small Company Value Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisitions had been completed June 1, 2012, the beginning of the annual reporting period for Small Company Value Portfolio, the pro forma results of operations for the year ended May 31, 2013 would have been:

Net investment income	$1,370,856
Net realized and unrealized gains on investments	$53,680,718
Net increase in net assets resulting from operations	$55,051,574

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Wells Fargo Advantage Small Cap Value Portfolio that have been included in Small Company Value Portfolio’s Statement of Operations since April 22, 2013.

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of industries, sectors, countries or geographical regions. Portfolios that invest a substantial portion of their assets in an industry or sector may be more affected by changes in that industry or sector than would be a fund whose investments are not heavily weighted in any industry or sector. Portfolios that focus their investments in particular countries or geographic regions may be particularly susceptible to economic and political events affecting those countries or regions. The Portfolio of Investments includes information on each Portfolio’s holdings, including sector, industry and/or geographical composition, as relevant.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

140	Wells Fargo Advantage Allocation Funds	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO MASTER TRUST:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments or summary portfolios of investments (for Wells Fargo Advantage Index Portfolio and Wells Fargo Advantage Core Bond Portfolio), of the Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, Wells Fargo Advantage Core Bond Portfolio, Wells Fargo Advantage Inflation-Protected Bond Portfolio, Wells Fargo Advantage Managed Fixed Income Portfolio, and Wells Fargo Advantage Stable Income Portfolio, thirteen of the portfolios constituting the Wells Fargo Master Trust (collectively the “Portfolios”), as of May 31, 2013, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the years or periods presented. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned Portfolios of Wells Fargo Master Trust as of May 31, 2013, the results of their operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

July 29, 2013

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	141

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, the percentage of ordinary income dividends qualifying for the corporate dividends-received deduction was as follows for the fiscal year ended May 31, 2013:

Dividends-received deduction
Growth Balanced Fund	51.92%
Moderate Balanced Fund	27.04%

Pursuant to Section 854 of the Internal Revenue Code, the following amounts of income dividends paid during the fiscal year ended May 31, 2013 have been designated as qualified dividend income (QDI):

QDI
Growth Balanced Fund	$2,758,951
Moderate Balanced Fund	1,145,013

For the fiscal year ended May 31, 2013, the following amounts have been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code:

Interest-related dividends
Growth Balanced Fund	$1,818,196
Moderate Balanced Fund	2,098,280

For the fiscal year ended May 31, 2013, the following amounts of ordinary income distributed were derived from interest on U.S. government securities.

U.S. government income as % of ordinary income distributions
Growth Balanced Fund	5.48%
Moderate Balanced Fund	6.73%

142	Wells Fargo Advantage Allocation Funds	Other information (unaudited)

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available without charge on the website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings are publicly available on the website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. In addition, top ten holdings information is publicly available on the website on a monthly, seven-day or more delayed basis. Each Fund and Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, each Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	143

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers listed in the table below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 131 funds1 comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Coast Academy (charter school). Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2010	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 48 portfolios as of 1/31/2013); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Morgan Stanley Director of the Center for Leadership Development and Research and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

144	Wells Fargo Advantage Allocation Funds	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 1996	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Tree Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating Officer and Chief Compliance Officer of GMN Capital LLC from 2006 to 2007.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Counsel of Wells Fargo Bank, N.A. since 1996.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2007	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

1.	Jeremy DePalma acts as Treasurer of Growth Balanced Fund, Moderate Balanced Fund, International Growth Portfolio, and International Value Portfolio and Assistant Treasurer of the remaining funds in this shareholder report. In addition, Jeremy DePalma acts as Treasurer of 54 other funds and Assistant Treasurer of 62 other funds in the Fund Complex. Nancy Wiser serves as Treasurer of the remaining funds in this shareholder report as well as 62 other funds in the Fund Complex.

2.	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargoadvantagefunds.com.

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	145

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Wells Fargo Advantage Growth Balanced Fund, Wells Fargo Advantage Moderate Balanced Fund, Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage Inflation Protected Bond Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Managed Fixed Income Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, Wells Fargo Advantage Core Bond Portfolio and Wells Fargo Advantage Stable Income Portfolio

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (each, a “Board” and collectively, the “Boards”) of each of Wells Fargo Funds Trust (“Funds Trust”) and Wells Fargo Master Trust (“Master Trust”) (collectively, the “Trusts”), all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trusts, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Trusts’ investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on March 28-29, 2013 (the “Meeting”), the Funds Trust Board reviewed an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”) for each of the Wells Fargo Advantage Growth Balanced Fund and Wells Fargo Advantage Moderate Balanced Fund, (collectively, the “Allocation Funds”). The Master Trust Board reviewed an investment advisory agreement with Funds Management for each of Wells Fargo Advantage C&B Large Cap Value Portfolio, Wells Fargo Advantage Diversified Large Cap Growth Portfolio, Wells Fargo Advantage Emerging Growth Portfolio, Wells Fargo Advantage Index Portfolio, Wells Fargo Advantage Inflation Protected Bond Portfolio, Wells Fargo Advantage International Growth Portfolio, Wells Fargo Advantage International Value Portfolio, Wells Fargo Advantage Large Company Value Portfolio, Wells Fargo Advantage Managed Fixed Income Portfolio, Wells Fargo Advantage Small Company Growth Portfolio, Wells Fargo Advantage Small Company Value Portfolio, Wells Fargo Advantage Core Bond Portfolio, and Wells Fargo Advantage Stable Income Portfolio (the “Master Portfolios”). The Allocation Funds and the Master Portfolios are collectively referred to as the “Funds.”

The Master Trust Board also reviewed: (i) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”) for each of the Diversified Large Cap Growth Portfolio, Emerging Growth Portfolio, Inflation Protected Bond Portfolio and Core Bond Portfolio; (ii) an investment sub-advisory agreement with Artisan Partners Limited Partnership (“Artisan”) for the International Growth Portfolio; (iii) an investment sub-advisory agreement with Cooke & Bieler L.P. (“Cooke & Bieler”) for the C&B Large Cap Value Portfolio; (iv) an investment sub-advisory agreement with LSV Asset Management (“LSV”) for the International Value Portfolio; (v) an investment sub-advisory agreement with Peregrine Capital Management, Inc. (“Peregrine”) for each of the Small Company Growth Portfolio and Small Company Value Portfolio; (vi) an investment sub-advisory agreement with Golden Capital Management, LLC (“Golden”) for the Index Portfolio; (vii) an investment sub-advisory agreement with Phocas Financial Corporation (“Phocas”) for the Large Company Value Portfolio; and (viii) an investment sub-advisory agreement with Galliard Capital Management, Inc. (“Galliard”) for Managed Fixed Income Portfolio and Stable Income Portfolio. The investment advisory agreements with Funds Management and the sub-advisory agreements with WellsCap, Artisan, Cooke & Bieler, LSV, Peregrine, Golden, Phocas and Galliard (collectively, the “Sub-Advisers”) are collectively referred to as the “Advisory Agreements.” The Allocation Funds are gateway blended funds that each invests all of their assets in multiple Master Portfolios.

At the Meeting, the Boards considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Boards have adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the Boards in the discharge of their duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Boards, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Boards’ annual contract renewal process earlier in 2013. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Boards considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Boards reviewed reports of Funds Management at each of their quarterly meetings, which

146	Wells Fargo Advantage Allocation Funds	Other information (unaudited)

included, among other things, portfolio reviews and performance reports. In addition, the Boards and the teams mentioned above confer with portfolio managers at various times throughout the year. The Boards did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After their deliberations, the Boards unanimously determined that the continuation of the Advisory Agreements is in the best interests of the Funds and their shareholders, and that the compensation payable to Funds Management and the Sub-Advisers is reasonable. The Boards considered the continuation of the Advisory Agreements for the Funds as part of their consideration of the continuation of advisory agreements for funds across the complex, but each decision was made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Boards in reaching their determinations.

Nature, extent and quality of services

The Boards received and considered various information regarding the nature, extent and quality of services provided to the Funds by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds.

The Boards evaluated the ability of Funds Management and the Sub-Advisers, based on attributes such as their financial condition, resources and reputation, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Boards further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Boards took into account the administrative and other services provided to the Funds by Funds Management and its affiliates and Funds Management’s oversight of the Funds’ various service providers.

Fund performance and expenses

The Boards considered the performance results for each of the Funds over various time periods ended December 31, 2012. The Boards also considered these results in comparison to the performance of funds in a universe that was determined by Lipper Inc. (“Lipper”) to be similar to the Funds (each, a “Universe”), and in comparison to each Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Boards received a description of the methodology used by Lipper to select the mutual funds in the performance Universe.

The Funds Trust Board noted that the performance of each Allocation Fund (Administrator Class) relative to its respective Universe was as follows: (i) the performance of the Growth Balanced Fund was higher than or in range of the median performance of its Universe for all periods under review; and (ii) the performance of the Moderate Balanced Fund was in range of the median performance of its Universe for the one-, three- and five-year periods under review, but lower than the median performance of its Universe for the ten-year period under review.

The Funds Trust Board also noted that the performance of each Allocation Fund relative to its respective benchmark was as follows: (i) the performance of the Growth Balanced Fund was higher than its benchmark, the Growth Balanced Composite Index, which is a proprietary index used by the Funds Trust Board to help it assess the Growth Balanced Fund’s relative performance, for the one-year period under review, and lower than its benchmark for the three-, five- and ten-year periods under review; and (ii) the performance of the Moderate Balanced Fund higher than or in range of its benchmark, the Moderate Balanced Composite Index, which is a proprietary index used by the Funds Trust Board to help it assess the Moderate Balanced Fund’s relative performance, for the one- and three-year periods under review and lower than its benchmark for the five- and ten-year periods under review.

The Funds Trust Board received information concerning, and discussed factors contributing to, the underperformance of the Allocation Funds relative to their respective Universes and benchmarks for the periods noted above. Funds Management advised the Funds Trust Board about certain market conditions and investment decisions that it believed contributed to the underperformance of the Allocation Funds and the Funds Trust Board was satisfied with the explanations it received.

The Master Trust Board took note of the performance of the Master Portfolios in the context of reviewing the performance of the Allocation Funds.

The Funds Trust Board received and considered information regarding each Allocation Fund’s net operating expense ratios and their various components, including actual management fees assessed at the Allocation Fund and the Master Portfolio levels (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian

Other information (unaudited)	Wells Fargo Advantage Allocation Funds	147

and other non-management fees, Rule 12b-1 and non-Rule 12b-1 service fees and fee waiver and expense reimbursement arrangements. The Funds Trust Board also considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Lipper to be similar to each Allocation Fund (the “Groups”). The Funds Trust Board received a description of the methodology used by Lipper to select the mutual funds in the expense Groups. Based on the Lipper reports, the Funds Trust Board noted that the net operating expense ratios of each of the Allocation Funds were lower than or in range of the median net operating expense ratios of each Allocation Fund’s respective expense Groups.

With respect to the Master Portfolios, the Master Trust Board reviewed the fee rates that are payable to Funds Management for investment advisory services (as discussed below), which are the only fees charged at the Master Portfolio level, relative to an expense Group.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards concluded that the overall performance and expense structure of the Funds supported the re-approval of the Advisory Agreements.

Investment advisory and sub-advisory fee rates

The Funds Trust Board noted that the Allocation Funds are gateway blended funds that invest all of their assets in multiple master portfolios, and therefore pay an advisory fee to Funds Management. The Boards reviewed and considered the contractual investment advisory fee rates that are payable by the Funds to Funds Management for investment advisory services (the “Advisory Agreement Rates”), both on a stand-alone basis and, with respect to the Allocation Funds, on a combined basis with each Allocation Fund’s fund-level and class-level contractual administration fee rates (the “Management Rates”). The Funds Trust Board considered that the administration fees include transfer agency costs. The Master Trust Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services (the “Sub-Advisory Agreement Rates”).

Among other information reviewed by the Funds Trust Board was a comparison of the Management Rates of each Allocation Fund with those of other funds in the expense Groups at a common asset level. The Funds Trust Board noted that the Management Rates of each Allocation Fund were lower than the median rates for each Allocation Fund’s respective expense Groups. The Funds Trust Board further noted that Funds Management had agreed to maintain the contractual fee caps for the Allocation Funds designed to lower their total expenses.

The Master Trust Board reviewed a comparison of the Advisory Agreement Rates of each Master Portfolio with those of other funds in each Master Portfolio’s respective expense Group at a common asset level. The Master Trust Board noted that the Advisory Agreement Rates of each Master Portfolio were equal to, in range of or lower than the median rate for the Master Portfolio’s respective expense Group. The Master Trust Board viewed favorably the agreed-upon revisions to the advisory fee schedules for the Emerging Growth Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio, and the Stable Income Portfolio.

The Master Trust Board also received and considered information about the portions of the total advisory fees that were retained by Funds Management after payment of the fees to the Sub-Advisers for sub-advisory services. With respect to the Master Portfolios sub-advised by Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Lipper to be similar to the respective Master Portfolio. In assessing the reasonableness of these amounts, the Master Trust Board received and evaluated extensive information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. With respect to WellsCap, Peregrine, Golden and Galliard, in recognition of the fact that the Wells Fargo enterprise provides a suite of combined advisory and sub-advisory services to each Fund through affiliated entities, the Master Trust Board ascribed limited relevance to the allocation of the total advisory fee between Funds Management and WellsCap, Peregrine, Golden and Galliard. With respect to Artisan, Cooke & Bieler, LSV and Phocas, the Master Trust Board considered that the Sub-Advisory Agreement Rates paid to each of these Sub-Advisers had been negotiated by Funds Management on an arm’s-length basis. The Master Trust Board viewed favorably the agreed-upon revisions to the sub-advisory fee schedules for the C&B Large Cap Value Portfolio, the Diversified Large Cap Growth Portfolio, the Small Company Growth Portfolio and the Small Company Value Portfolio.

The Boards also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Advisers to other types of clients. In this regard, the Boards received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

148	Wells Fargo Advantage Allocation Funds	Other information (unaudited)

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards determined that the Advisory Agreement Rates were reasonable in light of the services covered by the Advisory Agreements and the Master Trust Board determined that the Sub-Advisory Agreement Rates were reasonable in light of the services covered by the sub-advisory agreements with the Sub-Advisers.

Profitability

The Boards received and considered an analysis of the profitability of Funds Management, as well as an analysis of the profitability of Wells Fargo as a whole, from providing services to the Funds. Funds Management explained the methodologies and estimates that it used in calculating the profitability from the Funds and the fund family as a whole. Among other things, the Boards noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on their review, the Boards did not deem the profits reported by Funds Management to be at a level that would prevent them from approving the continuation of the Advisory Agreements.

The Master Trust Board also received separate profitability information with respect to Artisan, Cooke & Bieler and LSV, which are not affiliated with Funds Management. The Master Trust Board did not deem the profits reported by Artisan, Cooke & Bieler and LSV to be at a level that would prevent it from approving the continuation of the sub-advisory agreements with those entities. The Master Trust Board did not consider profitability with respect to Phocas, but it noted that the sub-advisory fees paid to Phocas had been negotiated by Funds Management on an arm’s-length basis.

The Master Trust Board did not consider separate profitability information with respect to WellsCap, Peregrine, Golden or Galliard because, as affiliates of Funds Management, their profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management.

Economies of scale

With respect to possible economies of scale, the Boards reviewed the breakpoints in each Fund’s advisory fee and administration fee structure, which operate generally to reduce the Funds’ expense ratios as the Funds grow in size. They considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Boards considered the agreed-upon revisions to the advisory fee schedules for the Emerging Growth Portfolio, the Small Company Growth Portfolio, the Small Company Value Portfolio and the Stable Income Portfolio. The Boards also considered fee waiver and expense reimbursement arrangements as a means of sharing potential economies of scale with the Funds. The Boards acknowledged the inherent limitations of any analysis of potential economies of scale and of any attempt to correlate breakpoints with such economies. Nonetheless, the Boards concluded that the breakpoints and net operating expense ratio caps appeared to be a reasonable approach to sharing potential economies of scale with the Funds.

Other benefits to Funds Management and the Sub-Adviser

The Boards received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine, Golden and Galliard, and by Artisan, Cooke & Bieler, LSV and Phocas, as a result of their relationship with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and each Sub-Advisers’ business as a result of their relationship with the Funds (such as the ability to market to shareholders other financial products and services offered by Funds Management and its affiliates, including WellsCap, Peregrine, Golden and Galliard, and by Artisan, Cooke & Bieler, LSV or Phocas, or to operate other products and services that follow investment strategies similar to those of the Funds).

The Boards considered that Wells Fargo Funds Distributor, LLC, an affiliate of Funds Management, serves as distributor to the Funds and receives certain compensation for those services. The Boards noted that various financial institutions, including affiliates of Funds Management, may receive distribution-related fees, shareholder servicing payments (including amounts derived from payments under Rule 12b-1 plans) and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Boards also reviewed information about whether and to what extent soft dollar credits are sought and how any such credits are utilized, and any benefits that might be realized by an affiliated broker that handles portfolio transactions for the Funds.

Based on their consideration of the factors and information they deemed relevant, including those described here, the Boards did not find that any ancillary benefits received by Funds Management and its affiliates, including WellsCap, Peregrine, Golden, Galliard, or by Artisan, Cooke & Bieler, LSV or Phocas, were unreasonable.

Conclusion

After considering the above-described factors and based on their deliberations and their evaluation of the information described above, the Boards unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

List of abbreviations	Wells Fargo Advantage Allocation Funds	149

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Advantage Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Advantage Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: wfaf@wellsfargo.com

Website: wellsfargoadvantagefunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of Wells Fargo Advantage Funds. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. For a current prospectus and, if available, a summary prospectus containing more complete information, including charges and expenses, call 1-800-222-8222 or visit the Fund’s website at wellsfargoadvantagefunds.com. Please consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. This and other information about Wells Fargo Advantage Funds can be found in the current prospectus. Read the prospectus carefully before you invest or send money.

Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Advantage Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the Funds. The Funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA/SIPC, an affiliate of Wells Fargo & Company.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2013 Wells Fargo Funds Management, LLC. All rights reserved.

217314 07-13 AAFLD/AR110 05-13

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal	Fiscal
	year ended	year ended
	May 31, 2013	May 31, 2012
Audit fees(1)	$179,670	$205,000
Audit-related fees	—	—
Tax fees (2)	20,510	57,600
All other fees	—	—

	$200,180	$262,600

(1)	Audit fees for fiscal year ended 2012 include fees for 2 funds which were subsequently merged into existing funds in fiscal year ended 2013.
(2)	Tax fees consist of fees for tax compliance, tax advice and tax planning. Amounts for fiscal year ended 2012 included excise tax fees.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

The Portfolio of investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	July 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:

/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	July 29, 2013

By:

/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	July 29, 2013

By:

/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	July 29, 2013